Exhibit 10.1
Execution Copy

Published CUSIP Number: 45810CAA6
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of August 10, 2010
among
INTEGRA LIFESCIENCES HOLDINGS CORPORATION,
a Delaware corporation,
as the Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender
and
L/C Issuer,
and
JPMORGAN CHASE BANK,
as Syndication Agent,
and
HSBC BANK USA, NA, RBC CAPITAL MARKETS, WELLS FARGO BANK, N.A.,
FIFTH THIRD BANK, DNB NOR BANK ASA and TD BANK, N.A.,
as Co-Documentation Agents,
and
THE OTHER LENDERS PARTY HERETO

BANC OF AMERICA SECURITIES LLC
and
J.P. MORGAN SECURITIES INC.,
as Joint Lead Arrangers and Joint Book Managers

i

v

SCHEDULES

1.01	Excluded Subsidiaries and Subsidiary Guarantors
2.01	Commitments and Applicable Percentages
5.03	Approvals and Consents
5.08	Subsidiaries and Other Equity Investments
5.09	Certain Stock Arrangements
5.13	Environmental Matters
5.16	Transactions with Affiliates
5.18	Pension Plans
5.23	Labor Matters
5.25	Material Contracts
7.01	Existing Liens
7.02	Existing Investments
7.03	Existing Indebtedness
10.02	Administrative Agent’s Office, Certain Addresses for Notices
EXHIBITS

Exhibit A	Form of Loan Notice
Exhibit B	Form of Swing Line Loan Notice
Exhibit C-1	Term Note
Exhibit C-2	Revolving Credit Note
Exhibit D	Form of Compliance Certificate
Exhibit E	Form of Assignment of Assumption
Exhibit F	Subsidiary Guaranty Agreement
Exhibit G	Form of Joinder Agreement
Exhibit H	Opinion Matters
Exhibit I	Form of Pledge Agreement
Exhibit J	Form of Security Agreement
Exhibit K	Form of Permitted Acquisition Certificate

AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of August 10, 2010, among INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMORGAN CHASE BANK, as Syndication Agent, and HSBC Bank USA, NA, RBC CAPITAL MARKETS, WELLS FARGO, N.A., FIFTH THIRD BANK, DNB NOR BANK ASA and TD BANK, N.A. as Co-Documentation Agents.
WITNESSETH:
WHEREAS, the Borrower, the Lenders party thereto (the “Existing Lenders”), Bank of America and the other agents party thereto are parties to that certain Credit Agreement dated as of December 22, 2005 (as amended by that certain First Amendment dated as of February 15, 2006, that certain Second Amendment dated as of February 23, 2007, that certain Third Amendment dated as of June 4, 2007 and that certain Fourth Amendment dated as of September 5, 2007, and as otherwise amended, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”), which provided to the Borrower a revolving credit facility.
WHEREAS, in order to continue the existing indebtedness of the Borrower under the Existing Credit Agreement and to increase the revolving credit facility and provide a term loan facility, the Borrower has requested that the Existing Credit Agreement be amended and restated (the “Amendment and Restatement”), and the Lenders are willing to do so on the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS
1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:
“Acquisition”, by any Person, means the purchase or acquisition in a single transaction or a series of transactions by any such Person, individually or together with its Affiliates, of (a) any Equity Interest of another Person (other than a Loan Party) sufficient to cause such Person to become a direct or indirect Subsidiary of the Borrower or (b) all or a substantial portion of the Property of another Person (other than a Loan Party), including, without limitation, all or a substantial portion of the Property comprising a division, business unit or line of business, whether involving a merger or consolidation with such other Person. “Acquire” has a meaning correlative thereto.

1

“Administrative Agent” means Bank of America in its capacity as administrative agent and collateral agent, as applicable, under any of the Loan Documents, or any successor administrative agent and collateral agent, as provided in Section 9.06.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent Fee Letter” means that certain letter agreement, dated as of June 30, 2010, between the Borrower and Bank of America.
“Aggregate Commitments” means the Commitments of all the Lenders.
“Agreement” means this Credit Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time.
“Amendment and Restatement” has the meaning specified in the recitals hereto.
“Applicable Percentage” means (a) in respect of the Term Facility, with respect to any Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Facility represented by (i) on or prior to the Closing Date, such Term Lender’s Term Commitment at such time and (ii) thereafter, the principal amount of such Term Lender’s Term Loans at such time, and (b) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time, subject to adjustment as provided in Section 2.15. If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

2

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):
APPLICABLE RATE
Loans, Swing Line Loans and Letters of Credit

		Eurodollar Rate	Base Rate
Pricing	Consolidated Total	Loans and Letter of	Loans and Swing Line
Level	Leverage Ratio	Credit Fees	Loans	Commitment Fee
I	≥ 3.00 to 1.0	2.50%	1.50%	0.500%
II	<3.00 to 1.0 but	2.25%	1.25%	0.375%
	≥ 2.00 to 1.0
III	< 2.00 to 1.0 but	2.00%	1.00%	0.375%
	≥ 1.25 to 1.0
IV	< 1.25 to 1.0	1.75%	0.75%	0.200%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered within 5 Business Days of its becoming due in accordance with such Section 6.02(b), then Pricing Level I will be applicable as of the first Business Day after the date on which such Compliance Certificate was required to be delivered until the date five Business Days after the appropriate Compliance Certificate is delivered, whereupon the Applicable Rate shall be adjusted based on the information contained in the Compliance Certificate. The Applicable Rate in effect during the period from the Closing Date until the first Business Day immediately following the date that the quarterly Compliance Certificate is delivered for the period ending September 30, 2010 shall be determined based upon Pricing Level II.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
“Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time.
“Appropriate Lender” means, at any time, (a) with respect to any Facility, a Lender that has a Commitment with respect to such Facility or holds a Loan under such Facility at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.
“Approved Bank” has the meaning specified in the definition of “Cash Equivalents”.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

3

“Arranger Fee Letters” means collectively, the BAS Arranger Fee Letter and the JPM Arranger Fee Letter.
“Arrangers” means Banc of America Securities and J.P. Morgan Securities, each in its capacity as a joint lead arranger and a joint book manager.
“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.
“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Off-Balance Sheet Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capitalized Lease.
“Audited Financial Statements” means (a) the audited consolidated balance sheets of the Borrower and its Consolidated Subsidiaries for the fiscal year ended December 31, 2009, and (b) the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Borrower and its Consolidated Subsidiaries, including the notes thereto.
“Availability Period” means in respect of the Revolving Credit Facility, the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of all of the Revolving Credit Commitments pursuant to Section 2.06, and (c) the date of termination of the Revolving Credit Commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.
“Banc of America Securities” means Banc of America Securities LLC and its successors.
“Bank of America” means Bank of America, N.A. and its successors.
“BAS Arranger Fee Letter” means that certain letter agreement, dated June 30, 2010, among the Borrower and Bank of America Securities.
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” or (c) the Eurodollar Rate plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

4

“Base Rate Loan” means a Revolving Credit Loan or a Term Loan that bears interest based on the Base Rate.
“Borrower” has the meaning specified in the introductory paragraph hereto.
“Borrower Materials” has the meaning specified in Section 6.02.
“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located or the State of New York and, if such day relates to any Eurodollar Rate Loan, means any such day that is also a London Banking Day.
“Businesses” has the meaning specified in Section 5.13(a).
“Call Option” means one or more call option transactions between Borrower and one or more investment grade financial institution(s) giving Borrower the right to receive upon exercise a number of its own issued and outstanding capital stock and/or receive cash (in whole or in part) in an amount that is intended to be substantially equivalent to the number of shares of capital stock deliverable to holders of the related series of Convertible Notes or other notes issued as part of a Convertible Note Issue, as the case may be, or value of such number of shares, as applicable, above the conversion price pursuant to the terms of the Convertible Note Indenture or the definitive documentation for the applicable Convertible Note Issue, as the case may be.
“Capital Assets” means, with respect to any Person, all equipment, fixed assets and real property or improvements of such Person, or replacements or substitutions therefor or additions thereto, that, in accordance with GAAP, have been or should be reflected as additions to property, plant or equipment on the balance sheet of such Person.
“Capitalized Lease” means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of such Person.
“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, L/C Issuer or Swing Line Lender (as applicable) and the Revolving Credit Lenders, as collateral for the L/C Obligations, Obligations in respect of Swing Line Loans, or obligations of Revolving Credit Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the L/C Issuer or Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the L/C Issuer or the Swing Line Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

5

“Cash Equivalents” means:
(a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than thirty-six (36) months from the date of acquisition;
(b) marketable obligations issued by any state or commonwealth of the United States of America rated (at the time of acquisition of such security) at least “AA” by S&P, or the equivalent thereof by Moody’s, having maturities of not more than thirty-six (36) months from the date of acquisition;
(c) time deposits (including eurodollar time deposits), certificates of deposit (including eurodollar certificates of deposit) and bankers’ acceptances of (i) any Lender or any Affiliate of any Lender, (ii) any commercial bank of recognized standing either organized under the laws of the United States (or any State or territory thereof) having capital and surplus in excess of $1,000,000,000 or (iii) any bank whose short term commercial paper rating (at the time of acquisition of such security) by S&P is at least “A-1” or the equivalent thereof (any such bank, an “Approved Bank”), in each case with maturities of not more than six months from the date of acquisition; and
(d) commercial paper and variable or fixed rate notes issued by any Lender or Approved Bank or by the parent company of any Lender or Approved Bank and commercial paper and variable rate notes issued by, or guaranteed by, any industrial or financial company organized under the laws of the United States of America or any state or commonwealth thereof or the District of Columbia with a short term commercial paper rating (at the time of acquisition of such security) of at least “A-1” or the equivalent thereof by S&P or at least “P-1” or the equivalent thereof by Moody’s, or guaranteed by any industrial company organized under the laws of the United States of America or any state or commonwealth thereof or the District of Columbia with a long term unsecured debt rating (at the time of acquisition of such security) of at least “Aa” or the equivalent thereof by Moody’s, and in each case with maturities of not more than 180 days from the date of acquisition thereof.
“Cash Management Bank” means any party to a Cash Management Services Agreement with the Borrower or any of its Subsidiaries which party was a Lender or an Affiliate of a Lender under this Agreement at the time it entered into such Cash Management Services Agreement.
“Cash Management Services Agreement” means any agreement to provide management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management services.
“Casualty” means any casualty or other loss, damage or destruction.

6

“Change in Law” means (a) any change arising from the enactment or enforcement of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, or any rules, regulations, interpretations, guidelines or directives promulgated thereunder, and (b) the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.
“Change of Control” means an event or series of events by which:
(a) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any Person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or
(b) any Person or two or more Persons acting in concert, shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower, or control over Voting Securities of the Borrower on a fully-diluted basis assuming the conversion and/or exercise of all outstanding Equity Interests of the Borrower owned by such Person or Persons representing 30% or more of the combined voting power of such Voting Securities.
“Closing Date” means the first date all of the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means all the “Collateral” referred to in the Collateral Documents and any other assets and property that are or are intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties; provided, that, the parties acknowledge that assets and property acquired after the Closing Date, as permitted herein or otherwise, of the type described in the Collateral Documents are and shall be pledged to the Administrative Agent for the benefit of the Secured Parties as contemplated by Sections 6.11 and 6.12.

7

“Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement and any other security agreements, pledge agreements or similar instruments delivered to the Administrative Agent as collateral agent from time to time pursuant to Sections 6.11 and 6.12, and each other agreement, instrument or document that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.
“Commitment” means a Term Commitment or a Revolving Credit Commitment, as the context may require.
“Commitment Fee” has the meaning specified in Section 2.09(a).
“Compliance Certificate” means a certificate substantially in the form of Exhibit D hereto.
“Condemnation” means any taking of Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner.
“Condemnation Award” means all proceeds of any Condemnation or transfer in lieu thereof.
“Consolidated Capital Expenditures” means, for any period for any Person and its Subsidiaries determined on a consolidated basis, without duplication (a) all expenditures made directly or indirectly during such period for Capital Assets (whether paid in cash or other consideration or accrued as a liability and including, without limitation, all expenditures for maintenance and repairs which are required, in accordance with GAAP, to be capitalized on the books of such Person) and (b) solely to the extent not otherwise included in clause (a) of this definition, the aggregate principal amount of all Indebtedness (including, without limitation, obligations in respect of Capitalized Leases) assumed or incurred during such period in connection with any such expenditures for Capital Assets. For purposes of this definition, (i) Permitted Acquisitions shall not be included in Consolidated Capital Expenditures, and (ii) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with Insurance Proceeds shall be included in Consolidated Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such Insurance Proceeds, as the case may be.
“Consolidated Cash Interest Charges” means for any period, for any Person and its Subsidiaries determined on a consolidated basis, Consolidated Interest Charges for such period; provided that all non-cash interest expense shall be excluded.
“Consolidated Cash Taxes” means, for any period, for any Person and its Subsidiaries determined on a consolidated basis, the aggregate amount of all income taxes of such Person, determined on a consolidated basis to the extent the same are paid in cash by such Person during such period.

8

“Consolidated EBITDA” means, for any period, for any Person and its Subsidiaries determined on a consolidated basis, an amount equal to Consolidated Net Income for such period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period; (ii) the provision for federal, state, local and foreign income taxes payable for such period; (iii) depreciation and amortization expense; and (iv) other expenses and all equity compensation charges reducing Consolidated Net Income which do not represent a cash item in such period or any future period; plus (b) Permitted Cost Savings, and minus (c) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period. Consolidated EBITDA is subject to calculation on a Pro Forma Basis in accordance with the provisions in Section 1.03.
“Consolidated EBITDAR” means, for any period, for any Person and its Subsidiaries determined on a consolidated basis, an amount equal to Consolidated EBITDA for such period, plus, to the extent deducted in calculating Consolidated Net Income for such period, Rental Expense for such period.
“Consolidated Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) Consolidated EBITDAR for such period minus Consolidated Capital Expenditures in excess of $40,000,000 for such period to (b) Consolidated Fixed Charges for such period.
“Consolidated Fixed Charges” means, for any period for any Person and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Cash Interest Charges for such period plus (b) Consolidated Scheduled Debt Payments for such period plus (c) Consolidated Cash Taxes for such period plus (d) Rental Expense for such period. Consolidated Fixed Charges are subject to calculation on a Pro Forma Basis in accordance with the provisions of Section 1.03.
“Consolidated Funded Indebtedness” means, for any Person and its Subsidiaries determined on a consolidated basis, as of any date of determination, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness (except as provided in clause (d) below), (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business but including earn-outs that are earned and determinable but not yet due and payable), (e) Attributable Indebtedness in respect of Capitalized Leases and Off-Balance Sheet Obligations, (f) without duplication all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse (except for customary exceptions to non-recourse provisions such as fraud, misappropriation of funds and environmental liabilities) to such Person or any such Subsidiary; provided, however, that for the purposes of Section 7.17(a) only, Consolidated Funded Indebtedness shall be calculated net of available, unrestricted cash as set forth on the most recent balance sheet of the Borrower and its Consolidated Subsidiaries delivered pursuant to Section 6.01(a) and (b) in excess of $40,000,000.

9

“Consolidated Interest Charges” means, for any period, for any Person and its Subsidiaries determined on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, loan fees, charges and related expenses in connection with Indebtedness (including capitalized interest), in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense with respect to such period under Capitalized Leases that is treated as interest in accordance with GAAP.
“Consolidated Net Income” means, for any period, for any Person and its Subsidiaries determined on a consolidated basis, the net income (excluding extraordinary gains but including extraordinary cash losses other than losses related to the Permitted Swap Termination and fees related to the Convertible Note Exchange) of such Person for that period.
“Consolidated Scheduled Debt Payments” means, for any period for any Person and its Subsidiaries determined on a consolidated basis, the sum of all scheduled payments of principal on Consolidated Funded Indebtedness for such period (including, without limitation, the principal component of Capitalized Leases paid or payable during such period); provided that Consolidated Scheduled Debt Payments for any period shall not include (i) voluntary prepayments of Consolidated Funded Indebtedness, (ii) mandatory prepayments of Consolidated Funded Indebtedness, or (iii) any balloon, bullet or similar final payment (including payments under the Loan Documents that are due on the Maturity Date).
“Consolidated Subsidiary” means with respect to any Person at any date any Subsidiary of such Person or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP.
“Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four consecutive fiscal quarters most recently ended.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person, or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Convertible Note Exchange” means a transaction exchanging the Convertible Notes or any other notes related to a Convertible Note Issue for substantially similar securities (i) permitting net share settlement, (ii) in an aggregate principal amount no greater than that of the Convertible Notes as of the date of exchange, and (iii) containing only those incentives to induce holders thereof to participate in such exchange as are commercially reasonable.
“Convertible Note Indenture” means that certain Indenture, dated as of June 11, 2007, between the Borrower and Wells Fargo Bank, N.A., as Trustee.

10

“Convertible Note Issue” means an issuance of Indebtedness or Equity Interests (other than the Convertible Notes) pursuant to Section 7.03(f), (h), (k) or (l) that is convertible into Qualified Equity Interests.
“Convertible Notes” means those certain 2.375% Senior Convertible Notes due 2012, issued by the Borrower pursuant to Convertible Note Indenture, in the principal amount of $165,000,000, and any securities issued in exchange therefor in accordance with this Agreement.
“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means an interest rate equal to (a) in the case of Eurodollar Rate Loans, the sum of (i) the Eurodollar Rate for such Loans, plus (ii) the Applicable Rate applicable to such Loans, plus (iii) 2% per annum, (b) in the case of the Letter of Credit Fees, a rate equal to (i) the Applicable Rate plus 2% per annum, (c) in the case of Base Rate Loans and for all other Obligations, the sum of (i) the Base Rate plus (ii) the Applicable Rate applicable to Base Rate Loans, plus (iii) 2% per annum.
“Defaulting Lender” means, subject to Section 2.15(b), any Lender that, as determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or, in the case of any Revolving Credit Lender, its participations in respect of Letters of Credit or Swing Line Loans, within one Business Day of the date required to be funded by it hereunder, unless such obligation is the subject of a good faith dispute, (b) has notified the Borrower, or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership of, or acquisition by, a Governmental Authority, of any equity interest in that Lender or any direct or indirect parent company thereof.

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“Disposition” or “Dispose” means the sale, transfer, license, lease, Casualty or Condemnation or other disposition (including any Sale and Leaseback Transaction or any sale of any Equity Interest of any Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes issued by any other Person or accounts receivable or any rights and claims associated therewith or any capital stock of, or other Equity Interests in, any other Person; provided that the foregoing shall not be deemed to imply that any such disposition is permitted under this Agreement. The term “Disposition” shall not include any Equity Issuance.
“Dollar” and “$” mean lawful money of the United States.
“Domestic Subsidiary” means a Subsidiary that is organized under the Laws of a political subdivision of the United States.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).
“Engagement Letter” means the engagement letter agreement dated June 30, 2010, among the Borrower and the Arrangers.
“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

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“Equity Issuance” means any issuance by the Borrower or any of its Subsidiaries of any capital stock or other Equity Interests to any Person or receipt by the Borrower or any of its Subsidiaries of a capital contribution from any Person, including the issuance of Equity Interests pursuant to the exercise of options or warrants and the conversion of any Indebtedness to equity; provided that the foregoing shall not be deemed to imply that any such issuance is permitted under this Agreement.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower or any of its Subsidiaries within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any of its Subsidiaries or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) by the Borrower or any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan resulting in withdrawal liability to the Borrower or any of its Subsidiaries or any ERISA Affiliate under Section 4201 of ERISA, or notification to the Borrower or any of its Subsidiaries or any ERISA Affiliate that a Multiemployer Plan is in reorganization within the meaning of Section 4241 of ERISA; (d) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.
“Eurodollar Rate” means:
(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (i) the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or such other commercially available source providing quotations of BBA LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period; and

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(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) BBA LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination.
“Eurodollar Rate Loan” means a Revolving Credit Loan or a Term Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate.”
“Event of Default” has the meaning specified in Section 8.01.
“Excluded Subsidiaries” means (a) all Foreign Subsidiaries and (b) each Domestic Subsidiary that (i) either (x) does not directly own a majority of the Equity Interests in any Foreign Subsidiary or (y) the Equity Interests and related “Collateral” (as defined in the Pledge Agreement) of such Domestic Subsidiary are pledged pursuant to the Pledge Agreement, and (ii) is designated by the Borrower as an “Excluded Subsidiary”; provided, that, as of any date of determination, the Consolidated EBITDA during the four consecutive fiscal quarters most recently ended of all Domestic Subsidiaries that are designated as Excluded Subsidiaries shall not exceed five percent (5.0%) of the Consolidated EBITDA during such period of the Borrower and its consolidated Domestic Subsidiaries. As of the Closing Date, each of the Domestic Subsidiaries listed in part A of Schedule 1.01 is designated as an Excluded Subsidiary in accordance with (and, for the avoidance of doubt, not as an exception to) clause (b) of this definition.
“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) any backup withholding tax that is required by applicable Law to be withheld from amounts payable to a Lender that has failed to comply with clause (A) of Section 3.01(e)(ii), and (d) in the case of a Foreign Lender, any United States withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.01(a)(ii) or Section 3.01(c).

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“Executive Officer” means (i) with respect to the Borrower, those officers with titles of president, chief executive officer, executive vice-president and senior vice-president, and (ii) with respect to any other Loan Party, those officers with titles of president, chief executive officer and vice president.
“Existing Credit Agreement” has the meaning specified in the recitals hereto.
“Facility” means the Term Facility or the Revolving Credit Facility, as the context may require.
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.
“Fee Letters” means, collectively, the Arranger Fee Letters and the Agent Fee Letter.
“Foreign Lender” means any Lender that is organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes (including such a Lender when acting in the capacity of the L/C Issuer). For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“Foreign Subsidiary” means a Subsidiary that is not organized under the Laws of a political subdivision of the United States or a state thereof.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Credit Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders or Cash Collateralized in accordance with the terms hereof.

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“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Granting Lender” has the meaning specified in Section 10.06(g).
“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided, that, the term Guarantee shall not include (i) endorsements of instruments for collection in the ordinary course, (ii) customary exceptions to non-recourse provisions such as fraud, misappropriation of funds and environmental liabilities or (iii) assurances relating to environmental matters. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

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“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Honor Date” has the meaning specified in Section 2.03(c)(i).
“Increase Effective Date” has the meaning specified in Section 2.16.
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;
(c) net payment obligations of such Person under any Swap Contract;
(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);
(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f) Capitalized Leases and Off-Balance Sheet Obligations of such Person;
(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;
(h) all Indebtedness in respect of any of the foregoing of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on the property, including, without limitation, accounts and contract rights owned by such Person, even though such Person has not assumed or become liable for such Indebtedness; and
(i) all Guarantees of such Person in respect of any of the foregoing.

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For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer in an amount proportionate to such Person’s interest therein, unless such Indebtedness is expressly made non-recourse to such Person (subject to customary exceptions to non-recourse provisions such as fraud, misappropriation of funds and environmental liabilities) or except to the extent such Indebtedness is owed by such partnership or joint venture to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capitalized Lease or Off-Balance Sheet Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.
“Indemnified Taxes” means Taxes other than Excluded Taxes.
“Indemnitees” has the meaning specified in Section 10.04(b).
“Information” has the meaning specified in Section 10.07.
“Insurance Proceeds” means all insurance proceeds (other than business interruption insurance proceeds), damages, awards, claims and rights of action with respect to any Casualty.
“Intercompany Notes” means the promissory notes issued as contemplated by Section 7.02(d), substantially in the form of Exhibit A to the Pledge Agreement or any intercompany loan agreement in form and substance reasonably satisfactory to the Administrative Agent.
“Interest Payment Date” means (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates, and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date (with Swing Line Loans being deemed made under the Revolving Credit Facility for purposes of this definition).
“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in the Loan Notice; provided that:
(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;
(b) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c) no Interest Period shall extend beyond the Maturity Date.

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“Internal Control Event” means a material weakness in, or fraud that involves officers who have a significant role in and involving, the Borrower’s internal control over financial reporting, in each case as described in the Securities Laws.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of, any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a division, business unit or line of business. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“IP Rights” has the meaning specified in Section 5.11.
“IRS” means the United States Internal Revenue Service.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to any such Letter of Credit.
“Joinder Agreement” means a joinder agreement executed and delivered in accordance with the provisions of Section 6.11, substantially in the form of Exhibit G hereto.
“JPMorgan Securities” means J.P. Morgan America Securities Inc. and its successors.
“JPM Arranger Fee Letter” means that certain letter agreement, dated July 8, 2010, among the Borrower and JPMorgan Securities.
“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, administrative or judicial precedents or authorities and executive orders, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law (including, without limitation, under the Federal Food, Drug and Cosmetic Act, the Safe Medical Devices Act of 1990, the FDA Modernization Act of 1997, and additional laws and regulations relating to medical devices promulgated by various governments and governmental agencies, the International Standards Organization’s regulations and registration requirements and the European Medical Device Directives).

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“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Credit Percentage.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed by the Borrower on the Honor Date or refinanced as a Revolving Credit Borrowing.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.
“L/C Issuer” means, individually or collectively as the context may indicate, (a) Bank of America in its capacity as issuer of Letters of Credit hereunder or any successor to Bank of America in its capacity as an issuer of Letters of Credit hereunder and (b) any other Revolving Credit Lender, selected by the Borrower (with the consent of the Administrative Agent) to be an issuer of Letters of Credit hereunder, or any successor to such Lender in its capacity as an issuer of Letters of Credit hereunder.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount remaining to be drawn.
“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes each Lender with a commitment to make Loans as designated in Section 2.01 or in an Assignment and Assumption pursuant to which such Lender becomes a party hereto; provided that references to “Lenders” shall include Bank of America in its capacity as the Swing Line Lender; for purposes of clarification only, to the extent that the Swing Line Lender may have rights and obligations in addition to those of the other Lenders due to its status as Swing Line Lender, its status as such will be specifically referenced.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as to which a Lender may from time to time notify the Borrower and the Administrative Agent.
“Letter of Credit” means any standby letter of credit issued hereunder.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer (modified to the extent that the terms thereof conflict with the terms hereof).
“Letter of Credit Expiration Date” means the day that is thirty days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the immediately preceding Business Day).

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“Letter of Credit Fee” has the meaning specified in Section 2.03(h).
“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $40,000,000 and (b) the Revolving Credit Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.
“License” means any license, certification, accreditation, consent, permit or other authorization or approval which is required to be obtained from any Governmental Authority in connection with the operation of the Borrower and its Subsidiaries, including the development, testing, marketing, manufacturing and pricing and sale of medical devices.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Liened Property” has the meaning specified in Section 6.11.
“Liquidity” means, as of any date, an amount which equals the sum of the aggregate amount of cash and Cash Equivalents as of such date of the Borrower and its Subsidiaries that is not subject to any restriction regarding the use or investment thereof (except as provided in customary investment account agreements), and (b) the Revolving Credit Commitments minus the Total Revolving Credit Outstandings as of such date.
“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, a Revolving Credit Loan, a Swing Line Loan or L/C Advance. Each Loan may be divided into tranches which are Base Rate Loans or Eurodollar Rate Loans (each a “Type” of Loan).
“Loan Documents” means this Agreement, the Notes, each Issuer Document, each Secured Swap Contract, each Secured Cash Management Services Agreement, the Fee Letters, the Subsidiary Guaranty, the Collateral Documents, and any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14 and all other documents delivered to the Administrative Agent, the L/C Issuer or any Lender in connection herewith or therewith relating specifically to the Obligations.
“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, in each case, if in writing, shall be substantially in the form of Exhibit A hereto.
“Loan Party” means, the Borrower and each Subsidiary Guarantor, and “Loan Parties” means any combination of the foregoing.
“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

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“Master Agreement” has the meaning specified in the definition of “Swap Contract”.
“Material Adverse Effect” means (a) a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or financial condition of the Borrower and its Subsidiaries taken as a whole, (b) a material adverse effect on the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party, (c) a material adverse effect upon the legality, validity or binding effect of any Loan Document, or (d) a material adverse effect upon the Lien of any Collateral Document or a material adverse effect on the rights, powers, or remedies of the Administrative Agent or any Lender under any Loan Document. Solely for purposes of this definition, “Loan Documents” shall be deemed to exclude Secured Cash Management Services Agreements and Secured Swap Contracts.
“Material Contract” means, with respect to any Loan Party, (a) each credit agreement, capital lease or other agreement related to any Indebtedness of any Loan Party in a face amount greater than $15,000,000 (other than the Loan Documents), (b) each Swap Contract to which any Loan Party is a party where the notional amount of such Swap Contract exceeds $15,000,000, and (c) any voting or shareholder’s agreement related to the Equity Interest in any Person to which any Loan Party is a party.
“Maturity Date” means August 10, 2015.
“Minority Equity Interests” means Equity Interests in a Person that is not a Subsidiary of the Borrower (or any of its Subsidiaries) owned by any Loan Party as of the Closing Date or otherwise acquired by any Loan Party after the Closing Date as a result of a Permitted Acquisition.
“Moody’s” means Moody’s Investors Service, Inc. and any successor in interest.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any of its Subsidiaries or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or has been obligated to make contributions.
“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.
“Net Cash Proceeds” means:
(a) with respect to any Disposition by the Borrower or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the reasonable and customary out-of-pocket expenses incurred by the Borrower or such Subsidiary in connection with such transaction and (C) income taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds; and

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(b) with respect to the incurrence or issuance of any Indebtedness by the Borrower or any of its Subsidiaries, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by the Borrower or such Subsidiary in connection therewith.
“Note” means a Term Note or a Revolving Credit Note, as the context may require.
“Obligations” means all advances to, and debts, liabilities, obligations, indemnities, covenants and duties of, any Loan Party arising under any Loan Document (including any Secured Swap Contract and any Secured Cash Management Services Agreement entered into after the date of this Agreement) or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorney fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligations of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of any Loan Party. The Obligations shall be “Designated Senior Indebtedness” pursuant to and for purposes of the Convertible Note Indenture.
“Off-Balance Sheet Obligation” means any transaction, agreement or other contractual arrangement to which an entity unconsolidated with the Borrower is a party, under which the Borrower has:
(a) any obligation under a guarantee contract that has any of the characteristics identified in FASB ASC 460-10-15-4;
(b) a retained or contingent interest in assets transferred to an unconsolidated entity or similar arrangement that serves as credit, liquidity or market risk support to such entity for such assets;
(c) any obligation, including a contingent obligation, under a contract that would be accounted for as a derivative instrument, except that it is both indexed to the Borrower’s own stock and classified in stockholders’ equity in the Borrower’s statement of financial position, as described in FASB ASC 815-10-15-74; or

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(d) any obligation, including a contingent obligation, arising out of a variable interest (as defined in the FASB ASC Master Glossary) in an unconsolidated entity that is held by, and material to, the Borrower, where such entity provides financing, liquidity, market risk or credit risk support to, or engages in leasing, hedging or research and development services with, the Borrower or its Subsidiaries.
“Operating Lease” means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any Property that is not a Capitalized Lease other than any such lease in which that Person is the lessor.
“Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws, (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement, and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.
“Outstanding Amount” means (a) with respect to Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date, and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.
“Participant” has the meaning specified in Section 10.06(d).
“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Act” means the Pension Protection Act of 2006.
“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.
“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

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“Permitted Acquisitions” means any Acquisition; provided that (a) the Property acquired (or the Property of the Person acquired) in such Acquisition shall be used or useful in the same or similar line of business as the Loan Parties on the Closing Date, including activities ancillary, related or complementary thereto, (b) after giving effect to any Acquisition on a Pro Forma Basis, the total equity and debt investments of the Borrower and its Domestic Subsidiaries in the Foreign Subsidiaries does not exceed fifty percent (50%) of the aggregate book value of the total assets of the Borrower and its Domestic Subsidiaries, all as determined in accordance with GAAP, (c) in the case of an Acquisition of the Equity Interests of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (d) no Event of Default has occurred and is continuing or would result therefrom, (e) the Borrower and its Consolidated Subsidiaries shall be in compliance with Section 7.17 on a Pro Forma Basis after giving effect to such Acquisition, (f) the Acquisition shall not involve an interest in a general partnership or joint venture or have a requirement that any Loan Party be a general or joint venture partner other than in compliance with Section 7.16, (g) the Loan Parties shall, and shall cause the party that is the subject of the Acquisition to, execute and deliver such joinder and pledge agreements, security agreements and intercompany notes and take such other actions as may be necessary for compliance with the provisions of Sections 6.11 and 6.12, (h) the aggregate consideration (including cash and non-cash consideration (other than non-cash consideration in the form of Qualified Equity Interests issued by the Borrower in accordance with Section 7.02(l) but including the maximum amount of any earn-out or similar deferred payment that will or could become due as a result of such Acquisition)) for each Acquisition (or a series of related Acquisitions) is less than or equal to $250,000,000, and (i) the Borrower shall have delivered to the Administrative Agent (1) with respect to any Acquisition in excess of $50,000,000, (x) a Permitted Acquisition Certificate signed by a Responsible Officer of the Borrower demonstrating compliance with the financial covenants hereunder after giving effect to the subject Acquisition on a Pro Forma Basis, and reaffirming that the representations are true and correct in all material respects as of such date, except those representations and warranties made as of a date certain, which shall remain true and correct in all material respects as of such date and providing supplements to the Schedules as required by the Compliance Certificate and (y) within 5 Business Days following the closing of such Acquisition, a certificate of a Responsible Officer of the Borrower describing the Person to be acquired, including, without limitation, the location and type of operations and key management, (2) with respect to any Acquisition, a Permitted Acquisition Certificate executed by a Responsible Officer of the Borrower certifying compliance with clause (h) of this definition and (3) with respect to any Acquisition in excess of $100 million (i) that is an Acquisition of Equity Interests, all financial statements for the full fiscal year preceding acquisition, as well as the most recent interim statements of the party that is subject to the Acquisition or (ii) that is an Acquisition of assets, all material financial information for the full fiscal year preceding such Acquisition obtained by the Borrower or its Subsidiaries with respect to the assets subject to the Acquisition.
“Permitted Acquisition Certificate” means a certificate of the Borrower substantially in the form of Exhibit K.

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“Permitted Cost Savings” means, for any period, projected or anticipated future synergies, cost savings and restructuring charges expected to arise from any Permitted Acquisition for such period so long as and only to the extent that such future synergies, cost savings and restructuring charges either (a) are permitted to be included as pro forma adjustments under Regulation S-K or Regulation S-X whether or not the pro forma reporting is required under applicable law or (b) are certified in writing by the Borrower, so long as (i) such synergies, cost savings and restructuring charges are reasonably expected to be realized within twelve (12) months after such Permitted Acquisition, (ii) the aggregate amount of all synergies, cost savings and restructuring charges added back to Consolidated EBITDA of the Borrower and its consolidated Subsidiaries during such period does not exceed $15,000,000 and (iii) the aggregate amount of such cost savings or synergies with respect to such Permitted Acquisition does not exceed the greater of (A) 25% of the Consolidated EBITDA (excluding clause (b) of the definition thereof) of any and all Persons acquired or, in the case of an asset Acquisition, that is fairly attributable to the assets acquired as a result of such Permitted Acquisition, and (B) $5,000,000.
“Permitted Liens” has the meaning specified in Section 7.01.
“Permitted Swap Termination” means the termination of the Swap Contract to which Borrower is a party on the Closing Date.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means (i) any “employee benefit plan” within the meaning of Section 3(3) of ERISA other than a Multiemployer Plan, maintained for employees of the Borrower or any Subsidiary (or, with respect to any “employee benefit plan” that is a Pension Plan, maintained for employees of the Borrower or any ERISA Affiliate) or (ii) any such “employee benefit plan” to which the Borrower or any Subsidiary (or, with respect to a Pension Plan, any ERISA Affiliate) is required to contribute on behalf of any of its employees.
“Platform” has the meaning specified in Section 6.02.
“Pledge Agreement” means the Amended and Restated Pledge Agreement executed by the Borrower, the Subsidiary Guarantors and the Administrative Agent in accordance with the provisions of this Agreement, which Pledge Agreement shall be substantially in the form of Exhibit I hereto.
“Pro Forma Basis” means for purposes of calculating any financial ratio for any Reference Period for the purpose specified in Section 1.03(c), and each such transaction actually consummated in such Reference Period, that such financial ratio or financial amount shall be calculated on a pro forma basis based on the following assumptions: (A) each such transaction shall be deemed to have occurred on the first day of such Reference Period; (B) any funds to be used by any Person in consummating any such transaction will be assumed to have been used for that purpose as of the first day of such Reference Period; (C) any Indebtedness to be incurred or repaid by any Person in connection with the consummation of any such transaction will be assumed to have been incurred or repaid on the first day of such Reference Period; (D) the gross interest expenses, determined in accordance with GAAP, with respect to such Indebtedness assumed to have been incurred on the first day of such Reference Period that bears interest at a floating rate shall be calculated at the current rate (as of the date of such calculation) under the agreement governing such Indebtedness (including this Agreement if the Indebtedness is incurred hereunder); and (E) any gross interest expense, determined in accordance with GAAP, with respect to Indebtedness outstanding during such Reference Period that was or is to be refinanced with proceeds of a transaction assumed to have been incurred as of the first day of the Reference Period will be excluded from such calculations.

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“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
“Public Lender” has the meaning specified in Section 6.02.
“Qualified Equity Interest” means (i) with respect to the Borrower, any Equity Interest other than Equity Interests (x) that constitute Indebtedness or are convertible or exchangeable into, or are redeemable for, Equity Interests that constitute Indebtedness; provided, that, the foregoing shall not exclude Equity Interests that accrue dividends that are not payable until the indefeasible payment in cash in full of all Obligations and the termination of all Commitments hereunder or (y) that otherwise, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (A) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise (other than by virtue of a liquidation preference that would be entitled to payments or distributions only after Obligations have been indefeasibly repaid in full in cash and all Commitments have been terminated), (B) is convertible into or exchangeable or exercisable for Indebtedness or any other Equity Interest that is not a Qualified Equity Interest, or (C) is redeemable or subject to any mandatory repurchase requirement at the option of the holder thereof, in whole or in part, other than redemption or repurchase after the Obligations have been indefeasibly repaid in full in cash and all Commitments have been terminated and (ii) with respect to any Subsidiary of the Borrower, common stock or other common Equity Interests.
“Real Property Assets” means all interest (including leasehold interests) of the Borrower or any of its Subsidiaries in any real property.
“Reference Period” means (a) for purposes of calculating compliance with any financial covenant or test on any date on which a Compliance Certificate is required to be delivered hereunder, the four consecutive fiscal quarters most recently ended prior to such date and (b) for purposes of determining whether the conditions precedent have been satisfied for a proposed transaction, the four consecutive fiscal quarters most recently ended prior to date of such proposed transaction for which annual or quarterly financial statements and a Compliance Certificate shall have been delivered in accordance with the provisions hereof.
“Register” has the meaning specified in Section 10.06(c).
“Registered Public Accounting Firm” has the meaning specified in the Securities Laws and shall be independent of the Borrower as prescribed by the Securities Laws.

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“Regulation S-K” means Regulation S-K under the U.S. Securities Act of 1933, as amended.
“Regulation S-X” means Regulation S-X under the U.S. Securities Act of 1933, as amended.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.
“Rental Expense” means, for any period, for any Person and its Subsidiaries determined on a consolidated basis, the gross rental expenses for Operating Leases.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.
“Required Facility Lenders” means (a) for the Revolving Credit Facility, the Required Revolving Lenders and (b) for the Term Facility, the Required Term Lenders.
“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of (a) the Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) the aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender (other than any Voting Defaulting Lender) shall be excluded for purposes of making a determination of Required Lenders.
“Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders having more than 50% of the sum of (a) the Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) the aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.
“Required Term Lenders” means, as of any date of determination, Term Lenders having more than 50% of the Term Facility on such date; provided that the portion of the Term Facility held by any Defaulting Lender (other than any Voting Defaulting Lender) shall be excluded for purposes of making a determination of Required Term Lenders.

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“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer, corporate controller, any vice president or executive vice president of any Loan Party to the extent each such officer shall have been duly authorized by all necessary corporate, partnership or other action on the part of such Person to act on behalf of such Person and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Borrower or any of its Subsidiaries (including, without limitation, any payment in connection with any dissolution, merger, consolidation or disposition involving Subsidiaries), or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest or of any option, warrant or other right to acquire any such capital stock or other Equity Interest or on account of any return of capital to the Borrower’s or such Subsidiary’s stockholders, partners or members (or the equivalent of any thereof) or the issuance of any Equity Interest or acceptance of any capital contributions or any option, warrant or right to acquire any such dividend, distribution or payment.
“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).
“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement and “Revolving Credit Commitments” means the Revolving Credit Commitments of all the Revolving Credit Lenders.
“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.
“Revolving Credit Lender” means, at any time, (a) so long as any Revolving Credit Commitment is in effect, any Lender that has a Revolving Credit Commitment at such time or (b) if the Revolving Credit Commitments have terminated or expired, any Lender that has a Revolving Credit Loan or a participation in L/C Obligations or Swing Line Loans at such time.
“Revolving Credit Loan” has the meaning specified in Section 2.01(b).

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“Revolving Credit Note” means an amended and restated promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-2 hereto.
“RLL Maintenance Period” means the period beginning on the date that is three months prior to the maturity date of the Convertible Notes to and including the maturity date of the Convertible Notes.
“Sale and Leaseback Transaction” means any arrangement pursuant to which the Borrower or any of its Subsidiaries, directly or indirectly, becomes liable as lessee, guarantor or other surety with respect to any lease, whether an Operating Lease or a Capitalized Lease, of any Property that the Borrower or any of its Subsidiaries (a) has sold or transferred (or is to sell or transfer) to, or arranged the purchase by, a Person other than the Borrower or any of its Subsidiaries or (b) intends to use for substantially the same purpose as any other Property that has been sold or is transferred (or is to be sold or transferred) by the Borrowers or such Subsidiary to a Person other than the Borrower or any of its Subsidiaries in connection with such lease.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor in interest.
“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Secured Cash Management Services Agreement” means any Cash Management Services Agreement that is entered into by and between the Borrower or any of its Subsidiaries and any Cash Management Bank.
“Secured Party” means the Administrative Agent, each Lender, the L/C Issuer, each Swap Bank, each Cash Management Bank, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.
“Secured Swap Contract” means any interest rate or foreign exchange rate Swap Contract that is entered into by and between the Borrower and any of its Subsidiaries and any Swap Bank.
“Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.

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“Security Agreement” means the Amended and Restated Security Agreement executed by the Borrower, the Subsidiary Guarantors and the Administrative Agent substantially in the form of Exhibit J hereto.
“Shareholders’ Equity” means, as of the date of determination, consolidated shareholders’ equity of any Person and its Subsidiaries on a consolidated basis as of that date determined in accordance with GAAP.
“SPC” has the meaning specified in Section 10.06(g).
“Subject Properties” has the meaning specified in Section 5.13(a).
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Subsidiary Guarantor” means each Domestic Subsidiary of the Borrower on the Closing Date and each other Subsidiary of the Borrower that joins as a Subsidiary Guarantor pursuant to Section 6.11, together with their successors and permitted assigns, in each case, other than the Excluded Subsidiaries. As of the Closing Date, the Domestic Subsidiaries listed on part B of Schedule 1.01 hereto are Subsidiary Guarantors.
“Subsidiary Guaranty” means the Amended and Restated Subsidiary Guaranty Agreement duly executed by each Subsidiary Guarantor and the Administrative Agent, substantially in the form of Exhibit F hereto.
“Swap Bank” means any Lender or an Affiliate of a Lender in its capacity as a party to a Swap Contract in effect under the Existing Credit Agreement on the Closing Date or otherwise entered into on or after the Closing Date.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

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“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.
“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.
“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
“Swing Line Loan” has the meaning specified in Section 2.04(a).
“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B hereto.
“Swing Line Sublimit” means an amount equal to the lesser of (a) $40,000,000 and (b) the Revolving Credit Facility. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01(a).
“Term Commitment” means, as to each Term Lender, its obligation to make Term Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 under the caption “Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement and “Term Commitments” means the Term Commitments of all the Term Lenders.

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“Term Facility” means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time.
“Term Lender” means (a) at any time on or prior to the Closing Date, any Lender that has a Term Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Term Loans at such time.
“Term Loan” means an advance made by any Term Lender under the Term Facility.
“Term Note” means a promissory note made by the Borrower in favor of a Term Lender evidencing Term Loans made by such Term Lender, substantially in the form of Exhibit C-1 hereto.
“Threshold Amount” means $25,000,000.
“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations.
“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.
“Type” has the meaning specified in the definition of “Loan”.
“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
“Unaudited Financial Statements” means (a) the unaudited consolidated financial statements of the Borrower and its Consolidated Subsidiaries for the fiscal quarter ended June 30, 2010 and (b) the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date, subject to normal year-end adjustments.
“United States” and “U.S.” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).
“Voting Defaulting Lender” means a Term Lender that is a Defaulting Lender solely by virtue of such Term Lender’s parent having taken an action, or become subject to a proceeding or appointment, that is described in clause (d) of the definition of “Defaulting Lender”.
“Voting Securities” means, with respect to any Person, securities or other ownership interests having by the terms thereof ordinary voting power to elect the board of directors or other persons performing similar functions of such Person (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency).

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“Wholly-Owned Subsidiary” means (a) with respect to any Domestic Subsidiary of any Person, a Domestic Subsidiary of such Person that is wholly-owned by such Person and (b) with respect to any Foreign Subsidiary of any Person, either (i) a Foreign Subsidiary of such Person that is wholly-owned by such Person or (ii) if any Law applicable to such Foreign Subsidiary requires that directors of such Foreign Subsidiary own any amount of common Equity Interests in such Foreign Subsidiary, such Foreign Subsidiary of such Person so long as (i) the amount of common Equity Interests in such Foreign Subsidiary owned by such director or directors is the minimum amount required by applicable Law, (ii) ownership of such common Equity Interests does not give such director or directors, individually or in combination, the right or ability to control, directly or indirectly through one or more intermediaries, the management of such Foreign Subsidiary, and (iii) such Person, directly or indirectly, owns all the other Equity Interests in such Foreign Subsidiary other than the Equity Interest held by such director or directors.
1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

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(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.
(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.
(c) Pro Forma Calculations. Notwithstanding anything herein to the contrary, any calculation of the Consolidated Total Leverage Ratio and Consolidated Fixed Charge Coverage Ratio for any Reference Period during which an Acquisition or Disposition shall have occurred shall each be made on a Pro Forma Basis for purposes of making the following determinations:
(i) determining the applicable pricing level under the definition of “Applicable Rate”;
(ii) determining compliance with the Consolidated Total Leverage Ratio and the Consolidated Fixed Charge Coverage Ratio (other than whether the conditions precedent for a proposed transaction have been satisfied as contemplated by subsection (iii) of this Section 1.03(c)); and

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(iii) determining whether the conditions precedent have been satisfied for a proposed transaction which is permitted hereunder only so long as no Event of Default will result from the consummation thereof, including, without limitation, any Disposition or any Investment which results in an Acquisition.
(d) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Borrower is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.
1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
1.06 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
1.07 Amendment and Restatement. In order to facilitate the Amendment and Restatement:
(a) Existing Credit Agreement Superseded. Each of the Borrower and each other Loan Party, the Administrative Agent, the L/C Issuer and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended and restated in their entirety by the terms, conditions and provisions of this Agreement, and the terms and provisions of the Existing Credit Agreement, shall be superseded by this Agreement.
(b) Continuing Obligations. All of the “Obligations” (as defined in the Existing Credit Agreement, the “Existing Obligations”) outstanding under the Existing Credit Agreement and other “Loan Documents” (as defined in the Existing Credit Agreement, the “Existing Loan Documents”) shall continue as Obligations hereunder to the extent not repaid on the Closing Date, and each of this Agreement and the Notes and any other Loan Document (as defined herein) that is amended and restated in connection with this Agreement is given as a substitution of and modification of, and not as a payment of or novation of, the indebtedness, liabilities and Existing Obligations of the Borrower under the Existing Credit Agreement or any Existing Loan Document, and neither the execution and delivery of such documents nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Credit Agreement or of any of the other Existing Loan Documents or any obligations thereunder.

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(c) Reallocation of Commitments. Upon the effectiveness of this Agreement, all outstanding loans owing by the Borrower under the Existing Credit Agreement shall be deemed to be Loans hereunder. The parties hereto acknowledge and agree that, notwithstanding the provisions regarding assignments set forth in Section 10.06 hereof, as of the Closing Date, (i) the Commitments and Applicable Percentages for each of the Lenders are as set forth on Schedule 2.01 and (ii) each Lender that is party to the Existing Credit Agreement whose loan commitments under the Existing Credit Agreement is greater than its Commitments hereunder shall be deemed to have assigned, without recourse, to one or more Lenders such portion of the such decreasing Lender’s existing loans and commitments under the Existing Credit Agreement as shall be necessary to effectuate the reallocation of commitments and existing loans contemplated hereby. Notwithstanding anything to the contrary in the Existing Credit Agreement or this Agreement, no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with such assignments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption. On the Closing Date, the Lenders shall make full cash settlement with each other through the Administrative Agent with respect to all assignments, reallocations and other changes in commitments contemplated hereby such that after giving effect to such settlements each Lender’s Applicable Percentage with respect to the Term Facility and the Revolving Credit Facility shall be as set forth on Schedule 2.01.
(d) Existing Notes. Upon the effectiveness of this Agreement, all “Notes” as defined in and issued under the Existing Credit Agreement shall be superseded and replaced by the Notes issued hereunder, and such notes issued under the Existing Credit Agreement shall be deemed cancelled, regardless of whether such notes were returned to the Borrower; provided, that Lenders that were “Lenders” under the Existing Credit Agreement will use commercially reasonable efforts to locate and return to Borrower for cancellation all original notes issued under the Existing Credit Agreement.
ARTICLE II
COMMITMENTS AND CREDIT EXTENSIONS
2.01 Loans. (a) Term Borrowing. Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a single loan to the Borrower on the Closing Date in an amount not to exceed such Term Lender’s Term Commitment Percentage of the Term Facility. The Term Borrowing shall consist of Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Percentage of the Term Facility. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.
(b) Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, and (ii) subject to Section 2.04(a) with respect to the Swing Line Lender, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving

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Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b).
(c) Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.
2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to, or continuation of, Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to, or continuation of, Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) the applicable Facility and whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, as the case may be, under such Facility, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, as applicable (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted or continued, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of, Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, the Borrower will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be made as or converted to a Eurodollar Rate Loan.

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(b) Following receipt of a Loan Notice for a Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage under such Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Credit Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, and second shall be made available to the Borrower as provided above.
(c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During the existence of an Event of Default, no Loans may be requested as, converted to, or continued as, Eurodollar Rate Loans without the consent of the Required Lenders.
(d) The Administrative Agent shall promptly notify the Borrower and the applicable Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
(e) (i) After giving effect to all Term Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than four (4) Interest Periods in effect with respect to the Term Facility at any time. (ii) After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect with respect to the Revolving Credit Facility at any time.
2.03 Letters of Credit. (a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue standby Letters of Credit for the account of the Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (y) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Revolving Credit

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Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(ii) The L/C Issuer shall not issue any Letter of Credit, if:
(A) subject to Section 2.03(b)(iii), the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date; or
(B) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date.
(iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:
(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;
(B) the issuance of the Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;
(C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, the Letter of Credit is in an initial stated amount less than $500,000;
(D) the Letter of Credit is to be denominated in a currency other than Dollars;
(E) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

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(F) any Revolving Credit Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, reasonably satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Revolving Credit Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.
(iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.
(v) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(vi) The L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.
(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer the following: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer the following: (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

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(ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more of the applicable conditions contained in Article IV shall not have been satisfied (other than matters previously waived), then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Loan Party) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit.
(iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof and the Borrower not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Credit Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

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(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof and shall state the date payment shall be made by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”). Not later than 11:00 a.m. on the Honor Date, the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii) Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Revolving Credit Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.
(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

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(iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Revolving Credit Percentage of such amount shall be solely for the account of the L/C Issuer.
(v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Administrative Agent, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the amount of the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Loan Notice ). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

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(d) Repayment of Participations. (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Revolving Credit Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.
(ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document or any other agreement or instrument relating thereto;
(ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv) any payment made in good faith by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

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(v) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to the departure from any Guarantee, for all or any of the Obligations of the Borrower in respect of any Letter of Credit; or
(vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary.
The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it, and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.
(f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable, (ii) any action taken or omitted in the absence of gross negligence or willful misconduct, or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

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(g) Applicability of ISP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each standby Letter of Credit.
(h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times either (i) so long as no Event of Default has occurred and is continuing, the excess of the daily amount available to be drawn under such Letter of Credit over the amount of any Cash Collateral provided by such Borrower with respect to such Letter of Credit as a result of a Revolving Credit Lender becoming a Defaulting Lender or (ii) otherwise, the daily amount available to be drawn under such Letter of Credit (irrespective of any Cash Collateral provided with respect thereto); provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Revolving Credit Lenders in accordance with the upward adjustments in their respective Applicable Revolving Credit Percentages allocable to such Letter of Credit pursuant to Section 2.15(a)(iv), with the balance of such fee, if any, payable to the L/C Issuer for its own account. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Such Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.
(i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum specified in the Agency Fee Letter, computed on either (i) so long as no Event of Default has occurred and is continuing, the excess of the daily amount available to be drawn under such Letter of Credit over the amount of any Cash Collateral provided by such Borrower with respect to such Letter of Credit as a result of a Revolving Credit Lender becoming a Defaulting Lender or (ii) otherwise, the daily amount available to be drawn under such Letter of Credit (irrespective of any Cash Collateral provided with respect thereto), in each case on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

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(j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(k) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, or otherwise will benefit, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the benefit of Subsidiaries inures to the account of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.
2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in its sole discretion make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, and (ii) except as provided above with respect to the Swing Line Lender, the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender at such time, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender’s Revolving Credit Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan.

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(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000 or a whole multiple of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV (other than matters previously waived) is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower designated on the books of the Swing Line Lender in immediately available funds. If the Swing Line Lender elects in its sole discretion not to make a Swing Line Loan, the Borrower’s Swing Line Loan Notice will be deemed to be a requested Borrowing of Base Rate Loans under Section 2.02; provided, that, that if such Swing Line Notice was delivered after 10:00 a.m. on the date the Swing Line Loan is requested, the deemed notice of a Borrowing of Base Rate Loans shall be deemed to have been delivered at 9:00 a.m. on the immediately succeeding Business Day.
(c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

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(iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.04(c)(iii) shall be conclusive absent manifest error.
(iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the amount of the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.
(d) Repayment of Participations. (i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

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(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Revolving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Credit Percentage shall be solely for the account of the Swing Line Lender.
(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.
2.05 Prepayments. (a) Optional. (i) Subject to the last sentence of this Section 2.05(a)(i), the Borrower may upon notice to the Administrative Agent, at any time or from time to time, voluntarily prepay Term Loans and Revolving Credit Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (x) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (y) on the date of prepayment of Base Rate Loans, (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof, and (C) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the Facility to be prepaid, the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall irrevocably make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof in (a) direct order of maturity, (b) inverse order of maturity or (c) on a pro-rata basis, as the Borrower may elect. Subject to Section 2.15, prepayments shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities; provided that, in each case, first to Base Rate Loans and then to Eurodollar Rate Loans specified in such notice in direct order of Interest Period maturities.

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(ii) The Borrower may upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.
(b) Mandatory. (i) If the Borrower or any of its Subsidiaries Disposes of any property (including any Disposition made under Section 7.05(f) but excluding any other Disposition permitted under Section 7.05) which results in the realization by such Person of Net Cash Proceeds in excess of $15,000,000 in the aggregate for all such Dispositions, the Borrower shall prepay an aggregate principal amount of Term Loans equal to the lesser of (A) 100% of such Net Cash Proceeds and (B) the aggregate outstanding amount of all Term Loans immediately upon receipt thereof by such Person (such prepayments to be applied as set forth in clause (iii) below); provided, however, that, with respect to any Net Cash Proceeds realized under a Disposition described in this Section 2.05(b), at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of such Disposition), and so long as no Event of Default shall have occurred and be continuing, the Borrower or such Subsidiary may reinvest all or any portion of such Net Cash Proceeds in operating assets so long as within eighteen (18) months after the receipt of such Net Cash Proceeds, such purchase shall have been consummated or a letter of intent or purchase agreement shall have been signed (in either case, as reported in a notice provided by the Borrower in writing to the Administrative Agent); provided further, however, that any Net Cash Proceeds not subject to such agreement or letter or so reinvested shall be promptly applied to the prepayment of the Loans as set forth in this Section 2.05(b)(i).
(ii) Upon the incurrence or issuance by the Borrower or any of its Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.03), the Borrower shall prepay an aggregate principal amount of Term Loans equal to the lessor of (A) 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the Borrower or such Subsidiary and (B) the aggregate outstanding amount of all Term Loans (such prepayments to be applied as set forth in clause (iii) below).
(iii) Each prepayment of Loans pursuant to the foregoing subclauses (i) — (ii) of this Section 2.05(b) shall be applied to the Term Facility and to the regular amortization principal repayment installments thereof on a pro-rata basis. Subject to Section 2.15, such prepayments shall be paid to the Term Lenders in accordance with their respective Applicable Percentages in respect of the Term Facility.
(iv) If for any reason the Total Revolving Credit Outstandings at any time exceed the Revolving Credit Facility at such time, the Borrower shall immediately prepay Revolving Credit Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(iv) unless, after the prepayment of the Revolving Credit Loans and Swing Line Loans, the Total Revolving Credit Outstandings exceed the Revolving Credit Facility at such time.

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(v) Except as otherwise provided in Section 2.15, prepayments of the Revolving Credit Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Revolving Credit Loans, and, third, shall be used to Cash Collateralize the remaining L/C Obligations. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party or any Defaulting Lender that has provided Cash Collateral) to reimburse the L/C Issuer or the Revolving Credit Lenders, as applicable.
2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or the Revolving Credit Facility under this Section 2.06. Upon any reduction of the Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Lender’s Applicable Revolving Credit Percentage of such reduction amount.
(b) Mandatory. (i) The aggregate Term Commitments shall be automatically and permanently reduced to zero immediately following the Term Borrowing.
(ii) If after giving effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the Revolving Credit Facility at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.
(c) All Commitment Fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the Revolving Credit Facility shall be paid on the effective date of such termination.

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2.07 Repayment of Loans. (a) Term Loans. The Borrower shall repay to the Term Lenders the principal amount of Term Loans outstanding on the last Business Day corresponding to each of the following quarter end dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with Section 2.05):

Date	Amount
December 31, 2010	$1,875,000
March 31, 2011	$1,875,000
June 30, 2011	$1,875,000
September 30, 2011	$1,875,000
December 31, 2011	$2,812,500
March 31, 2012	$2,812,500
June 30, 2012	$2,812,500
September 30, 2012	$2,812,500
December 31, 2012	$3,750,000
March 31, 2013	$3,750,000
June 30, 2013	$3,750,000
September 30, 2013	$3,750,000
December 31, 2013	$3,750,000
March 31, 2014	$3,750,000
June 30, 2014	$3,750,000
September 30, 2014	$3,750,000
December 31, 2014	$3,750,000
March 31, 2015	$3,750,000
June 30, 2015	$3,750,000
Maturity Date	$90,000,000
provided, however, that the final principal repayment installment of the Term Loans shall be repaid on the Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date.
(b) Revolving Credit Loans. The Borrower shall repay to the Revolving Credit Lenders on the Maturity Date the aggregate principal amount of all Revolving Credit Loans outstanding on such date.
(c) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten (10) Business Days after such Swing Line Loan is made and (ii) the Maturity Date.
2.08 Interest. (a) Subject to the provisions of Section 2.08(b) (and without duplication), (i) each Eurodollar Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate for such Facility; (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Credit Facility.

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(b) (i) If any amount of principal of any Loan is not paid when due (after any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount thereafter shall bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (after any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at the fluctuating interest rate per annum equal at all times to the Default Rate to the fullest extent permitted by applicable Law.
(iii) Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
2.09 Fees. In addition to certain fees described in Sections 2.03(h) and (i):
(a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee (the “Commitment Fee”) equal to the Applicable Rate times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.15; provided that for purposes of calculating the Commitment Fee, Swing Line Loans will not be deemed to be utilized. The Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The Commitment Fee shall be calculated quarterly in arrears and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

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(b) Other Fees. (i) The Borrower shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Engagement Letter and the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(ii) The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(b) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Total Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Total Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(i) or 2.08(b) or under Article VIII. The Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.
2.11 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon shall be conclusive absent manifest error. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

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(b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
(c) Entries made in good faith by the Administrative Agent in the Register pursuant to subsections (a) and (b) above, and by each Lender in its accounts pursuant to subsections (a) and (b) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make any entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.
2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff, but without waiver thereof. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day (unless otherwise expressly provided herein), and such extension of time shall be reflected in computing interest or fees, as the case may be.

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(b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing), the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to the applicable Borrowing. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.
(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest, if returned within one Business Day, and with interest at the Federal Funds Rate for each day thereafter until returned.

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(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans and Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).
(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(f) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied as provided in Section 8.03.
2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:
(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

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(ii) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.14, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).
The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
2.14 Cash Collateral.
(a) Certain Credit Support Events. Upon the request of the Administrative Agent or the L/C Issuer (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. At any time that there shall exist any Revolving Credit Lender that is a Defaulting Lender, immediately upon the request of the Administrative Agent, the L/C Issuer or the Swing Line Lender, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender).
(b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrower, and to the extent provided by any Revolving Credit Lender, such Revolving Credit Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Revolving Credit Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Revolving Credit Lender that is a Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

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(c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.04, 2.05, 2.15 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Revolving Credit Lender that is a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.
(d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Revolving Credit Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.14 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
2.15 Defaulting Lenders.
(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01.
(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, if such Defaulting Lender is a Revolving Credit Lender, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if such Defaulting Lender is a Revolving Credit Lender and if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists),

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to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, in the case of a Defaulting Lender under any Facility, to the payment of any amounts owing to the other Lenders under such Facility (in the case of the Revolving Credit Facility, including the L/C Issuer or Swing Line Lender) as a result of any judgment of a court of competent jurisdiction obtained by any Lender under such Facility (in the case of the Revolving Credit Facility, including the L/C Issuer or Swing Line Lender) against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans under any Facility or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (B) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders under the applicable Facility on a pro rata basis (and ratably among all applicable Facilities computed in accordance with the Defaulting Lenders’ respective funding deficiencies) prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender under the applicable Facility. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
(iii) Certain Fees. That Defaulting Lender (A) shall not be entitled to receive any Commitment Fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (B) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.03(h).
(iv) Reallocation of Applicable Revolving Credit Percentages to Reduce Fronting Exposure. During any period in which a Revolving Credit Lender is a Defaulting Lender, for purposes of computing the amount of the obligation of each Revolving Credit Lender that is a non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Applicable Revolving Credit Percentage” of each such non-Defaulting Lender shall be computed without giving effect to the Revolving Credit Commitment of that Defaulting Lender; provided, that, (A) each such reallocation shall be given effect only if, at the date the applicable Revolving Credit Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (B) the aggregate obligation of each Revolving Credit Lender that is a non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Revolving Credit Commitment of that non-Defaulting Revolving Credit Lender minus (2) the aggregate Outstanding Amount of the Revolving Credit Loans of that Revolving Credit Lender.

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(b) Defaulting Lender Cure. If the Borrower and the Administrative Agent, and, in the case a Defaulting Lender is a Revolving Credit Lender, the Swing Line Lender and the L/C Issuer, agree in writing in their sole discretion that a Defaulting Lender under any Facility should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the other Lenders under such Facility, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders under such Facility or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans under such Facility and, in the case of the Revolving Credit Facility, the funded and unfunded participations in Letters of Credit and Swing Line Loans, to be held on a pro rata basis by the Lenders under such Facility in accordance with their Applicable Percentages (without giving effect to Section 2.15(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
2.16 Increase in Commitments. (a) Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the Aggregate Commitments (which increase may take the form of an increase to the Revolving Credit Facility or to the Term Facility) by an amount (for all such requests) not exceeding $150,000,000 in the aggregate; provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000, and (ii) the Borrower may make a maximum of five such requests. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Appropriate Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Appropriate Lenders).
(b) Lender Elections to Increase. Each Appropriate Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its applicable Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage with respect to the applicable Facility of such requested increase. Any Appropriate Lender not responding within such time period shall be deemed to have declined to increase its Commitment. Any Lender’s decision to increase its Commitment pursuant hereto may be made by Lender in its sole and absolute discretion.

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(c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each Appropriate Lender of the Appropriate Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent, the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders under the applicable Facility pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(d) Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section 2.16, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Appropriate Lenders of the final allocation of such increase and the Increase Effective Date. If the increase is to the Term Loan Facility, as of the Increase Effective Date, the amortization schedule for the Term Loans set forth in Section 2.07(a) shall be amended to increase the then remaining unpaid installments of principal by an aggregate amount equal to the additional Term Loans being made on such date, such aggregate amount to be applied to increase such installments ratably in accordance with the amounts in effect immediately prior to the Increase Effective Date. Such amendment may be signed by the Administrative Agent on behalf of the Term Lenders.
(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (y) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.16, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, (B) after giving effect to such increase in Commitments or Loans made available by such increase, the Borrower and its Consolidated Subsidiaries shall be in compliance with Section 7.17 on a Pro Forma Basis and (C) no Default exists. If the increase is to the Term Facility, the additional Term Loans shall be made by the Term Lenders participating therein pursuant to the procedures set forth in Section 2.02. If the increase is to the Revolving Credit Facility, the Borrower shall prepay any Revolving Credit Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Revolving Credit Percentages arising from any nonratable increase in the Revolving Credit Commitments under this Section 2.16.
(f) Conflicting Provisions. This Section 2.16 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. Minimum prepayment amounts in Section 2.05 shall not apply to prepayments pursuant to this Section.

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ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY
3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require the Borrower or the Administrative Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by the Borrower or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.
(ii) If the Borrower or the Administrative Agent shall be required by applicable Law to withhold or deduct any Taxes including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Law, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
(c) Tax Indemnifications. (i) Without limiting the provisions of subsection (a) or (b) above, the Borrower shall, and does hereby, indemnify the Administrative Agent, each Lender and the L/C Issuer, and shall make payment in respect thereof within 10 Business Days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by the Borrower or the Administrative Agent or paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The Borrower shall also, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required by clause (ii) of this subsection. A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

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(ii) Without limiting the provisions of subsection (a) or (b) above, each Lender and the L/C Issuer shall, and does hereby, indemnify the Borrower and the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Borrower or the Administrative Agent) incurred by or asserted against the Borrower or the Administrative Agent by any Governmental Authority as a result of the failure by such Lender or the L/C Issuer, as the case may be, to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender or the L/C Issuer, as the case may be, to the Borrower or the Administrative Agent pursuant to subsection (e). Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). The agreements in this clause (ii) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations.
(d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.
(e) Status of Lenders; Tax Documentation. (i) Each Lender shall deliver to the Borrower and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrower pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.

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(ii) Without limiting the generality of the foregoing, if the Borrower is resident for tax purposes in the United States,
(A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and
(B) each Foreign Lender that is entitled under applicable Law or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable (and shall in any event deliver at least one of the following):
(I) executed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,
(II) executed originals of Internal Revenue Service Form W-8ECI,
(III) executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation,
(IV) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed originals of Internal Revenue Service Form W-8BEN, or
(V) executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

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(iii) Each Lender shall promptly (A) notify the Borrower and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrower or the Administrative Agent make any withholding or deduction for taxes from amounts payable to such Lender.
(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Borrower or the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If the Administrative Agent, any Lender or the L/C Issuer determines, in good faith, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or any other applicable Loan Party or with respect to which the Borrower or any other applicable Loan Party has paid additional amounts pursuant to this Section, it promptly shall pay to the Borrower or such other applicable Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower or such Loan Party under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses incurred by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower or other applicable Loan Party, jointly and severally, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to the Borrower or such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower any other applicable Loan Party or any other Person.
3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable,

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convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.
3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.
3.04 Increased Costs; Reserves on Eurodollar Rate Loans. (a) Increased Costs Generally. If any Change in Law shall:
(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or the L/C Issuer;
(ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

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(iii) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, and provided such Lender or L/C Issuer is generally charging its other borrowers therefor, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.
(b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.
(c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and setting forth in reasonable detail the basis thereof, and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 Business Days after receipt thereof.
(d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

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(e) Reserves on Eurodollar Rate Loans. The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 Business Days prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 Business Days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 Business Days from receipt of such notice.
3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or
(c) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;
including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

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3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then upon Borrower’s written request such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.
(b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 or notice is given pursuant to Section 3.02, the Borrower may replace such Lender in accordance with Section 10.13.
3.07 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.
ARTICLE IV
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS
4.01 Conditions to Closing. The obligation of the L/C Issuer and each Lender hereunder is subject to satisfaction of the following conditions precedent on the Closing Date:
(a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:
(i) executed counterparts of this Agreement, each Collateral Document and the Subsidiary Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;
(ii) an original Note executed by the Borrower in favor of each Lender requesting a Note;
(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act on behalf of such Loan Party in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

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(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each of the Loan Parties is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect, including, certified copies of the Organization Documents of the Loan Parties, certificates of good standing and/or qualification to engage in business and tax clearance certificates of the Loan Parties;
(v) favorable opinions of special counsel for the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit H hereto and such other matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request and including, among other things, opinions regarding the enforceability of the security interests created thereby;
(vi) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals of Governmental Authorities, shareholders and other Persons required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party and required in connection with the Loan Documents and the transactions contemplated thereby (including, without limitation, the expiration, without imposition of conditions, of all applicable waiting periods in connection with the transactions contemplated by the Loan Documents), and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;
(vii) copies of the financial statements referred to in Sections 5.05(a) and (b), and a certificate signed by a Responsible Officer of the Borrower and evidence satisfactory to the Administrative Agent with respect thereto certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
(viii) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in full force, together with certificates of insurance evidencing that the Administrative Agent, on behalf of the Lenders, is an additional insured or lender’s loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitutes Collateral;
(ix) original certificates evidencing all of the issued and outstanding shares of capital stock or other Equity Interest required to be pledged pursuant to the terms of the Pledge Agreement, which certificates shall be accompanied by undated stock powers duly executed in blank by each relevant pledgor in favor of the Administrative Agent;

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(x) the original Intercompany Notes required to be pledged pursuant to the terms of the Pledge Agreement, duly endorsed in blank by each relevant pledgor in favor of the Administrative Agent;
(xi) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11) or similar search reports certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to) the Closing Date, listing all effective UCC financing statements, tax liens and judgment liens which name any Loan Party, as the debtor, and which are filed in the jurisdictions in which such Loan Parties are organized, together with copies of such financing statements (none of which (other than financing statements filed pursuant to the terms hereof in favor of the Administrative Agent, if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements) shall cover any of the Collateral, other than Liens existing on the Closing Date or permitted by Section 7.01(b), (c) or (j));
(xii) acknowledgment copies of UCC financing statements (or delivery in proper form for filing) naming the Borrower and each other Loan Party as the debtor and the Administrative Agent as the secured party, which such UCC financing statements have been filed, or have been delivered for filing, under the UCC of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the first priority security interest of the Administrative Agent pursuant to the Security Agreement and the Pledge Agreement;
(xiii) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Collateral Documents has been taken (including, without limitation, receipt of duly executed payoff letters, UCC-3 termination statements);
(xiv) copies of certain Material Contracts previously delivered to the Administrative Agent;
(xv) evidence of appointment of Corporation Service Company as agent for service of process for the Borrower and the Subsidiary Guarantors;
(xvi) a duly completed Compliance Certificate as of the last day of the fiscal quarter of the Borrower on June 30, 2010, signed by a Responsible Officer of the Borrower; and
(xvii) such other assurances, certificates, documents, consents and waivers, estoppel certificates, or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.
(b) Such financial, business and legal due diligence and information regarding the Borrower and its Subsidiaries as the Administrative Agent and its legal counsel shall have requested.

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(c) The Lenders shall be satisfied that, concurrently with the Closing Date, all existing Indebtedness of the Borrower and its Subsidiaries has been repaid, redeemed or defeased in full or otherwise satisfied and extinguished, except the Indebtedness permitted by Section 7.03 hereof, which Indebtedness shall be on terms and conditions satisfactory to the Lenders and all Liens securing such obligations have been or concurrently with the Closing Date are being released, other than Liens permitted by Section 7.01.
(d) The Lenders shall be satisfied with the amount, terms and conditions of all intercompany Indebtedness.
(e) The Administrative Agent shall be satisfied that except as could not reasonably be expect to result in liability of the Borrower or any of its Subsidiaries in an aggregate amount equal to or in excess of the Threshold Amount: (A) the Borrower and its Subsidiaries will be able to meet their obligations under all employee welfare benefit plans (within the meaning of Section 3(1) of ERISA), (B) all Pension Plans are funded in accordance with minimum statutory requirements under the Pension Funding Rules, (C) no Reportable Event has occurred as to any Pension Plan, and (D) no termination of, or withdrawal from, any such Pension Plan has occurred or is contemplated, in each case, except as could not be reasonably be expected to result in liability of the Borrower or any of its Subsidiaries in an aggregate amount equal to or in excess of the Threshold Amount.
(f) There shall exist (i) no order, decree, judgment, ruling, injunction, writ, temporary restraining order or other order of any nature issued by any court or Governmental Authority or (ii) no action, suit, proceeding, investigation, litigation, claim, dispute or proceeding, pending, threatened or contemplated, at law or in equity, in arbitration or before any Governmental Authority by or against or affecting the Borrower or any of its Subsidiaries or against any of their respective properties or revenues, in each case, that (A) purports to affect, pertain to or enjoin or restrain the execution, delivery and performance of the Loan Documents or any transactions contemplated hereby or thereby, (B) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect or (C) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated hereby or thereby.
(g) No Law shall be applicable, in the judgment of the Administrative Agent, in each case that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated by the Loan Documents or the rights of the Loan Parties to freely transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.
(h) The Administrative Agent and the Lenders shall be reasonably satisfied with the corporate, capital and ownership structure (including, without limitation, the organizational documents) and the amount, terms and holders of Indebtedness (including intercompany Indebtedness) of the Borrower and its Subsidiaries. The Lenders and the Administrative Agent shall be reasonably satisfied with the corporate governance arrangements of the Borrower and its Subsidiaries.
(i) The Engagement Letter and each Fee Letter shall be in full force and effect and the Borrower and each of the Loan Parties shall have complied with all of their respective obligations thereunder.

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(j) The Administrative Agent shall have received certification as to the financial condition and solvency (as described in Section 5.24) of each Loan Party from the chief financial officer of the relevant Loan Party.
(k) Any fees and expenses required to be paid on or before the Closing Date shall have been paid, including those fees and expenses set forth in the Engagement Letter and Fee Letters.
(l) The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of fees, charges and disbursements of counsel to the Administrative Agent as shall constitute its reasonable estimate of fees, charges and disbursements of counsel to the Administrative Agent incurred or to be incurred by it through the closing proceedings (provided, that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
(m) Since December 31, 2009, no changes or developments shall have occurred, and no new or additional information shall have been received or discovered by the Administrative Agent, any Arranger or any Lender regarding the Borrower or its Subsidiaries that either individually or in the aggregate constitutes or has had or could reasonably be expected to constitute or have a Material Adverse Effect.
Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
4.02 Conditions to all Credit Extensions. The obligation of each Lender and the L/C Issuer to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:
(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension, (i) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 and (iii) together with any additional items that will be disclosed on updated Schedules delivered on the next scheduled delivery date, as to which the Borrower has notified the Administrative Agent in writing.

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(b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.
Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to the Administrative Agent and the Lenders that:
5.01 Existence, Qualification and Power. Each of the Borrower and its Subsidiaries (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, accreditations, authorizations, consents and approvals to (i) own or lease its assets and carry on its business as presently conducted, except where a failure to have such power and authority or to have such governmental licenses, accreditations, authorizations, consents and approvals, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification except in such jurisdictions where failure to so qualify or be in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. There is no existing default under any Organization Document of the Borrower or any of its Subsidiaries or any event which, with the giving of notice or passage of time or both, would constitute a default thereunder.
5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party, and the consummation of the transactions contemplated hereby with respect to each Loan Party, do not and will not: (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or (except for the Liens created under the Loan Documents) the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person or such Person’s Affiliate is a party or affecting such Person or the properties of such Person or any of its subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. Each Loan Party and each Subsidiary thereof is in compliance with all Contractual Obligations referred to in clause (b)(i), except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. No Subsidiary of the Borrower is in violation of any Law or in breach of any Contractual Obligation, the violation or breach of which could be reasonably likely to have a Material Adverse Effect.

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5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing, registration, qualification or accreditation with, any Governmental Authority (including, without limitation, exchange control) or any other Person (including any party to any contract or agreement to which the Borrower or any of its Subsidiaries or any of their respective Affiliates is a party) is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document (other than those that have been obtained), (b) the validity or enforceability of any Loan Documents against the Loan Parties (except such filings or notices as are necessary in connection with the perfection of the Liens created by such Loan Documents), or (c) the consummation of the transactions contemplated hereby, other than (i) the filing of financing statements in the UCC filing offices of each jurisdiction referred to in Schedule 3.1(a)(i) to the Security Agreement, and (ii) those listed on Schedule 5.03 hereto, all of which have been obtained.
5.04 Binding Effect. This Agreement has been, and each other Loan Document when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document to which any Loan Party is a party when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each such Person in accordance with its terms, subject to equitable principles and Debtor Relief Laws.
5.05 Financial Statements; No Material Adverse Effect; No Internal Control Event. (a) The Audited Financial Statements furnished to the Administrative Agent and each Lender (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, (ii) fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as of the date thereof, and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (iii) show all material indebtedness and other material liabilities (to the extent required to be shown by GAAP), direct or contingent, of the Borrower and its Consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.
(b) The Unaudited Financial Statements furnished to the Administrative Agent and each Lender (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition, when read together with the notes therein, of the Borrower and its Consolidated Subsidiaries as of the date thereof, and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii) above, to the absence of footnotes, required formatting, and to normal year-end audit adjustments and (iii) show all material indebtedness and other material liabilities (to the extent required to be shown by GAAP), direct or contingent, of the Borrower and its Consolidated Subsidiaries as of the date of such financial statements, including liabilities for taxes, material commitments and Indebtedness.

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(c) Since the date of the Audited Financial Statements, no Internal Control Event has occurred which has not been corrected within 180 days or, if the event giving rise to such Internal Control Event can only be tested on an annual basis, as of the date of the report to the SEC describing and disclosing the remediation.
(d) Since the date of the most recent Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
(e) The financial statements delivered to the Administrative Agent and each Lender pursuant to Sections 6.01(a) and (b), (i) will be prepared in accordance with GAAP, except as otherwise noted therein and except as otherwise permitted by Section 6.01(a) and (b) and (ii) will fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP.
5.06 Litigation. To the knowledge of the Borrower after due and diligent investigation, there are no actions, suits, proceedings, investigations, litigations, claims, disputes or proceedings, pending or threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their respective properties or revenues or orders, decrees, judgments, rulings, injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority that (a) purport to affect, pertain to or enjoin or restrain the execution, delivery or performance of the Loan Documents, or any of the transactions contemplated hereby or thereby, (b) either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (c) purport to affect the legality, validity or enforceability of the Loan Documents or the consummation of the transactions contemplated hereby and thereby.
5.07 No Default. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.
5.08 Subsidiaries and Equity Investments. The Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.08 (including the jurisdiction of organization, classes of Equity Interests, options, warrants, rights of subscription, conversion and exchangeability and other similar rights, ownership and ownership percentages thereof), and neither the Borrower nor any of its Subsidiaries has equity investments in any other corporation or entity other than (x) those specifically disclosed in Part (b) of Schedule 5.08 and (y) Minority Equity Interests. The outstanding shares of Equity Interests shown on Part (a) of Schedule 5.08 have been validly issued, fully-paid and are non-assessable and owned free and clear of Liens. The outstanding shares of Equity Interests shown are not subject to buy-sell, voting trust or other shareholder agreement, except as specifically disclosed in Part (c) of Schedule 5.08.

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5.09 Ownership. The authorized Equity Interests of the Borrower consists of 60,000,000 shares of the common stock, $0.01 par value, of which approximately 29,000,000 shares are issued and outstanding on the Closing Date. The outstanding shares of common stock of the Borrower have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of the preemptive rights of any stockholder that owns more than one percent (1%) of the issued and outstanding Equity Interests of the Borrower. Except as set forth on Schedule 5.09 or as permitted by Section 7.06, the Borrower has no other outstanding capital stock or Equity Interests, no incentive units, phantom stock or similar arrangements and no calls, commitments or claims of any character binding on the Borrower relating to its Equity Interests.
5.10 Ownership of Personal Property; Liens. Except as could not reasonably be expected to have a Material Adverse Effect, each of the Borrower and its Subsidiaries has good title to all of its respective personal properties and assets, free and clear of any Liens, except for Permitted Liens. Each of the Borrower and its Subsidiaries has obtained all permits, licenses, franchises or other certifications, accreditations, consents, approvals and authorizations, governmental or private, necessary to the ownership of such properties and assets and the conduct of its business, except where any failure to do so could not reasonably be expected to have a Material Adverse Effect.
5.11 Intellectual Property; Licenses; Etc. Except as could not reasonably be expected to have a Material Adverse Effect, each of the Borrower and its Subsidiaries owns, or possesses the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that is reasonably necessary for the operation of its businesses as presently conducted, without conflict with the rights of any other Person. To the best knowledge of the Borrower and except as could not reasonably be expected to have a Material Adverse Effect, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any of its Subsidiaries infringes upon any rights held by any other Person. To the best knowledge of the Borrower, no claim or litigation regarding any of the foregoing is pending or threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
5.12 Real Estate; Lease. (a) Except as could not reasonably be expected to have a Material Adverse Effect, each of the Borrower and its Subsidiaries has (i) good and marketable fee title to all of its owned Real Property Assets and (ii) good and valid title to the leasehold estates in all of the leased Real Property Assets, in each case free and clear of all Liens except Permitted Liens.
(b) Except as could not reasonably be expected to have a Material Adverse Effect, all permits, licenses, franchises or other certifications, accreditations, consents, approvals and authorizations, governmental or private, with respect to the Real Property Assets, necessary to enable the Borrower and its Subsidiaries to lawfully occupy and use such property for all of the purposes for which it is currently occupied and used have been lawfully issued and are in full force and effect. Except as could not reasonably be expected to have a Material Adverse Effect, all the Real Property Assets are in compliance in all material respects with all applicable legal requirements, including the Americans with Disabilities Act of 1990. No consent or approval of any landlord or other third party in connection with any leased Real Property Assets is necessary for any Loan Party to enter into and execute, or the parties thereto to enforce, the Loan Documents.

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(c) Except as could not reasonably be expected to have a Material Adverse Effect, all easements, cross easements, licenses, air rights and rights-of way or other similar property interests, if any, necessary for the full utilization of the improvements for their intended purposes have been obtained and are in full force and effect.
5.13 Environmental Matters. Except as disclosed on Schedule 5.13,
(a) Except as could not reasonably be expected to have a Material Adverse Effect, each of the facilities and properties owned, leased or operated by any of the Borrower and its Subsidiaries (the “Subject Properties”) and all operations at the Subject Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law by the Borrower or any of its Subsidiaries with respect to the Subject Properties or the businesses operated by them (the “Businesses”), and there are no conditions relating to the Businesses or Subject Properties that could give rise to liability under any applicable Environmental Laws.
(b) None of the Borrower or any of its Subsidiaries has received any written notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Subject Properties or the Businesses, other than those that have been resolved and those which could not reasonably be expected to have a Material Adverse Effect nor does the Borrower or any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened with respect to any matter the resolution of which could reasonably be expected to have a Material Adverse Effect.
(c) Hazardous Materials have not been transported or disposed of from the Subject Properties, or generated, treated, stored or disposed of at, on or under any of the Subject Properties or any other location, in each case by or on behalf of any of the Borrower or its Subsidiaries in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law and which could reasonably be expected to have a Material Adverse Effect.
5.14 Security Documents. (a) The Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable first priority security interest in the Collateral identified therein owned by each Loan Party who is a party thereto, and, when financing statements in appropriate form are filed as provided in Section 5.03, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral that may be perfected by filing, recording or registering a financing statement under the UCC, in each case prior and superior in right to any other Lien on any Collateral other than Permitted Liens.

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(b) The Pledge Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Pledged Equity Interests and Pledged Notes (each as defined in the Pledge Agreement) identified therein, and, when such Pledged Equity Interests which are certificated securities and such Pledged Notes are delivered to the Administrative Agent (and so long as they continue to be properly held by the Administrative Agent), the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Pledged Equity Interests and Pledged Notes (each as defined in the Pledge Agreement), in each case subject to no other Lien.
5.15 Insurance. Each of the Borrower and its Subsidiaries maintains, with financially sound and reputable insurance companies not Affiliates of the Borrower or any of its Subsidiaries, insurance (including liability insurance and casualty insurance), with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar businesses and owning similar properties in localities where the Borrower or any of its Subsidiaries operates, of such types and in such amounts, with such deductibles and covering such risks, as are customarily carried under similar circumstances by such other Persons (or otherwise required in the Collateral Documents) or with self-insurance programs in the ordinary course of business that are customary for companies in similar businesses and of similar size; provided, that, with respect to general liability or product liability insurance, self-insurance exposure does not exceed $10,000,000 in the aggregate for any fiscal year. All such policies are in full force and effect, all premiums due and payable thereon have been paid, and no notice of cancellation or termination has been received with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation or termination. The activities and operations of the Borrower and its Subsidiaries have been conducted in a manner so as to conform in all material respects to all applicable provisions of such insurance policies.
5.16 Transactions with Affiliates. Except as set forth in Schedule 5.16 or permitted by Section 7.09, none of the Borrower or any of its Subsidiaries is a party to or engaged in any transaction with, and none of the properties and assets of Borrower or any of its Subsidiaries will be subject to or bound by any agreement or arrangement with, (a) any Subsidiary or Affiliate of Borrower or any of its Subsidiaries or (b) any Affiliate of such Subsidiary or Affiliate.
5.17 Taxes. Each of the Borrower and its Subsidiaries has timely filed all Federal, state and other material tax returns and reports required to be filed, and have timely paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, whether or not shown on any tax return, except those which are being contested in good faith by appropriate actions or proceedings reasonably conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower or any of its Subsidiaries that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is a party to any tax sharing agreement.

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5.18 ERISA Compliance. (a) Except as could not reasonably be expected to result in liability of the Borrower or any of its Subsidiaries in an aggregate amount equal to or in excess of the Threshold Amount: (i) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws; (ii) each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter (or, to the extent that such Plan qualifies as a prototype or volume submitter plan, as classified by the Code, ERISA and applicable guidance promulgated thereunder, an advisory opinion letter) from the IRS to the effect that the form of such Plan is qualified or acceptable under Section 401 of the Code, or an application for such a letter is currently being processed by the IRS with respect thereto, and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such tax-qualified status; and (iii) each of the Borrower and its Subsidiaries and each of their respective ERISA Affiliates have made all required contributions to each Pension Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Pension Plan.
(b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c) Except as could not reasonably be expected to result in liability of the Borrower or any of its Subsidiaries in an aggregate amount equal to or in excess of the Threshold Amount: (i) no ERISA Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC (other than for the payment of premiums due and not delinquent under Section 4007 of ERISA); (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.
(d) Neither the Borrower or any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than, on the Closing Date, those listed on Schedule 5.18 hereto.
5.19 Purpose of Loans and Letters of Credit. The proceeds of any Loans made are to be used solely to refinance the Existing Credit Agreement, to pay fees and expenses incurred in connection with the transactions contemplated hereby, to finance transactions permitted by Section 7.04, to refinance the Convertible Notes and other Indebtedness permitted by Section 7.03, to provide for working capital and for other lawful corporate purposes of the Borrower and its Subsidiaries.

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5.20 Margin Regulations; Investment Company Act; Public Utility Holding Company Act. (a) None of the Borrower or any of its Subsidiaries is engaged and will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans or drawings under any Letter of Credit will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.
(b) None of the Borrower or any of its Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940. Neither the making of the Loans, nor the issuance of the Letters of Credit or the application of the proceeds or repayment thereof by the Borrower, nor the consummation of other transactions contemplated hereunder, will violate any provision of any such Act or any rule, regulation or order of the SEC.
5.21 Disclosure. Each of the Borrower and its Subsidiaries has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, are material to the business of the Borrower and its Subsidiaries or could reasonably be expected to result in a Material Adverse Effect. No written report, financial statement, certificate or other information furnished by or, to the knowledge of Borrower, on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
5.22 Compliance with Laws. Each of the Borrower and its Subsidiaries is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate actions or proceedings reasonably conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
5.23 Labor Matters. Except as would not reasonably be expected to have a Material Adverse Effect:
(a) There are no strikes or lockouts against the Borrower or any of its Subsidiaries pending or, to the best knowledge of the Borrower, threatened.
(b) The hours worked by and payments made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign Law dealing with such matters in any case where a Material Adverse Effect would reasonably be expected to occur as a result of the violation thereof.

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(c) All payments due from the Borrower or any of its Subsidiaries, or for which any claim may be made against the Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary to the extent required by GAAP.
(d) Except as set forth on Schedule 5.23, none of the Borrower or any of its Subsidiaries is a party to a collective bargaining agreement.
Set forth on Schedule 5.23 is a summary of all material labor matters to the best knowledge of the Borrower pending before any Governmental Authority or threatened by or against the Borrower or any of its Subsidiaries, and none of such labor matters, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
5.24 Solvency. Immediately after giving effect to the initial Credit Extension made on the Closing Date and any other transactions occurring on the Closing Date, (a) the fair value of the assets of each Loan Party will exceed its debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured and (c) each Loan Party will not have unreasonably small capital with which to conduct its business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date. For purposes of this Section 5.24, the amount of any contingent liabilities of any Loan Party (including liabilities in respect of litigation, guaranties and pension plans) shall be calculated as the maximum reasonably anticipated liability in respect thereof as determined by such Loan Party in good faith, in light of all the facts and circumstances existing at the time.
5.25 Material Contracts. Set forth on Schedule 5.25 is a complete and accurate list of all Material Contracts of each of the Loan Parties, showing as of the date hereof, the name thereof, the parties, the subject matter and the term. Each such Material Contract has been duly authorized, executed and delivered by the Borrower or applicable Subsidiary (and to Borrower’s knowledge, by the other parties thereto), is in full force and effect and is binding upon and enforceable against the Borrower and its Subsidiaries that are parties thereto (and to Borrower’s knowledge, against the other parties thereto) in accordance with its terms.
5.26 Nature of Business. As of the Closing Date, the Borrower and its Subsidiaries, other than inactive Subsidiaries that are Excluded Subsidiaries, are engaged in the business of developing, manufacturing and marketing medical devices, implants and biomaterials for use in surgery or other medical treatment, or activities related, ancillary or complementary thereto.

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ARTICLE VI
AFFIRMATIVE COVENANTS
So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.14) cause each Subsidiary to:
6.01 Financial Statements. Deliver to the Administrative Agent (for further distribution to each Lender), in form and detail satisfactory to the Administrative Agent and the Required Lenders:
(a) as soon as available, but in any event within one hundred (100) days after the end of each fiscal year thereafter of the Borrower and its Consolidated Subsidiaries (or, if earlier, the date that is five (5) days after the reporting date for such information required by the SEC), a consolidated (but not consolidating) balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year, and the respective related consolidated (but not consolidating) statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated balance sheet and statements to be audited and accompanied by (i) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) if required by applicable law, an attestation report of such Registered Public Accounting Firm as to the Borrower’s internal controls pursuant to Section 404 of Sarbanes-Oxley; and
(b) as soon as available, but in any event within fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower and its Consolidated Subsidiaries (or, if earlier, the date that is five (5) days after the reporting date for such information required by the SEC) commencing with the fiscal quarter ending June 30, 2010, a consolidated (but not consolidating) balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal quarter, and the related consolidated (but not consolidating) statements of income or operations for such fiscal quarter and the portion of such fiscal year then ended, as well as shareholders’ equity and cash flows for the portion of such fiscal year then ended, setting forth in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, as the case may be, or in the case of the balance sheet, the end of the previous fiscal year, all in reasonable detail, such consolidated balance sheet and statements to be certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Consolidated Subsidiaries on a consolidated (but not consolidating) basis in accordance with GAAP, subject only to normal year-end audit adjustments, formatting requirements, and the absence of footnotes.

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As to any information contained in materials furnished pursuant to Section 6.02(d), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.
6.02 Certificates; Other Information. Deliver to the Administrative Agent (for further distribution to each Lender), in form and detail satisfactory to the Administrative Agent and the Required Lenders:
(a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default under the financial covenants set forth in Section 7.17 or, if such knowledge was obtained, stating the nature and status of such Default setting forth the details of such Default and the action of the Borrower has taken or proposes to take with respect thereto;
(b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower. In connection with the delivery by the Borrower of each Compliance Certificate pursuant to this Section 6.02(b), the Borrower shall deliver to the Administrative Agent supplements to Schedules 5.08, 5.23, and 5.25 and the supplements required by Section 4.15 of the Security Agreement and Section 4.16 of the Pledge Agreement, together with a statement of a Responsible Officer executing the Compliance Certificate, certifying that, as of the date thereof, after giving effect to the supplements to such Schedules and such report delivered therewith, the representations and warranties in Article V hereof are true and correct in all material respects, except those representations and warranties made as of a date certain which remain true and correct in all material respects as of such date;
(c) [Intentionally Omitted].
(d) promptly after the same are available to the public, (i) copies of management discussion and analysis in relationship to the financial statements delivered pursuant to Sections 6.01(a) and 6.01(b), (ii) copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower or any of its Subsidiaries, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower or any of its Subsidiaries may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto, and (iii) upon the request of the Administrative Agent, all written reports and information concerning material matters to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor or other agencies or authorities concerning environmental, health or safety matters;

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(e) within forty-five (45) days following the end of each fiscal year of the Borrower, an annual business plan and forecasts and budget of the Borrower and its Subsidiaries containing, among other things, summary pro forma financial information for the next fiscal year with respect to each fiscal quarter;
(f) promptly, upon receipt thereof, copies of all notices of default or termination received by any Loan Party under or pursuant to any Material Contract and, from time to time upon request by the Administrative Agent, such information and reports regarding the Material Contracts as the Administrative Agent may reasonably request; and
(g) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any of its Subsidiaries, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.
Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender, the L/C Issuer and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that, (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent, the L/C Issuer or any Lender upon receipt by Borrower of a written request from the Administrative Agent, the L/C Issuer or such Lender, and (ii) the Borrower shall notify the Administrative Agent, the L/C Issuer and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies, of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat the Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (iv) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC”.

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6.03 Notices. Promptly notify the Administrative Agent upon knowledge of an Executive Officer of any Loan Party:
(a) of the occurrence of any Default;
(b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Material Contract of any Loan Party, (ii) any dispute, action, litigation, investigation, proceeding or suspension between the Borrower or any of its Subsidiaries and any Governmental Authority, or (iii) the commencement of, or any material development in, any action, litigation, investigation or proceeding affecting the Borrower or any of its Subsidiaries, including pursuant to any applicable Environmental Laws;
(c) of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower or any of its Subsidiaries in an aggregate amount equal to or in excess of the Threshold Amount;
(d) of a determination by the Borrower or its auditor of the occurrence of any Internal Control Event; and
(e) of any material change in accounting policies or financial reporting practices by any Loan Party that are not generally applicable to other companies;
(f) of the (i) occurrence of any Disposition of property or assets for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(i), and (ii) incurrence or issuance of any Indebtedness for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii).
Each notice pursuant to this Section 6.03 (other than Section 6.03(f)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

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6.04 Payment of Obligations. Pay and discharge, as the same shall become due and payable, all its obligations and liabilities, including (a) all Federal, state and other material tax liabilities, fees, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate actions or proceedings reasonably conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary, (b) all lawful claims which, if unpaid, would by Law become a Lien (other than a Permitted Lien) upon its property, and (c) all Indebtedness (other than Indebtedness the non-payment of which would not result in an Event of Default under Section 8.01(e)), as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.
6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain, in full force and effect its legal existence, legal structure, legal name and good standing under the Laws of the jurisdiction of its incorporation or organization, except in a transaction permitted by Sections 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses, approvals and franchises in each case which are necessary or desirable in the normal conduct of its business, except in a transaction permitted by Sections 7.04 and 7.05; (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation or non-renewal of which could reasonably be expected to have a Material Adverse Effect; and (d) do all things necessary to maintain, renew, extend or continue in effect all Licenses which may at any time and from time to time be necessary for the Borrower or any of its Subsidiaries to operate its business in compliance with all Laws, except, in each case, where the failure to do so, which individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition except to the extent the failure to do so could not reasonably be expected to have a material adverse impact on the operations or business of any Loan Party, ordinary wear and tear and Casualty and Condemnation excepted; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.
6.07 Maintenance of Insurance; Certain Proceeds. (a) Maintain with financially sound and reputable insurance companies, insurance (including liability insurance and casualty insurance), with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar businesses and owning similar properties in localities where such Borrower or such Subsidiary operates, of such types and in such amounts, with such deductibles and covering such risks, as are customarily carried under similar circumstances by such other Persons (or otherwise required in the Collateral Documents) or with self-insurance programs in the ordinary course of business that are customary for companies in similar businesses and of similar size; provided, that, with respect to general liability or product liability insurance, self-insurance exposure will not exceed $10,000,000 in the aggregate in any fiscal year. The Administrative Agent shall be an additional insured or loss payee (loss payee status only applying to first party losses greater than $10,000,000) with respect to any such insurance providing coverage in respect of any Collateral, and the Borrower will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be materially altered or canceled.

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(b) In connection with the covenants set forth in this Section 6.07, it is understood and agreed that except for gross negligence or intentional misconduct, none of the Administrative Agent, the Lenders or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 6.07, it being understood that (A) except for gross negligence or intentional misconduct, the Borrower and its Subsidiaries shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) to the extent provided in such policies, such insurance companies shall have no rights of subrogation against the Administrative Agent, the Lenders or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Borrower shall, and shall cause each Subsidiary to, waive its right to recovery, if any, against the Administrative Agent, the Lenders and their agents and employees, to the extent permitted by Law.
6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate actions or proceedings reasonably conducted or (b) the failure to comply therewith could not be reasonably expected to have a Material Adverse Effect.
6.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower and its Subsidiaries, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower and its Subsidiaries.
6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of Administrative Agent or such Lender and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. The Borrower agrees that the Administrative Agent and its representatives may conduct an annual audit of the Collateral, at the expense of the Borrower. Administrative Agent, Lenders and such contractors shall comply with any safety or confidentiality rules adopted by Borrower.

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6.11 Further Assurances with Respect to Additional Loan Parties. (a) (i) Notify the Administrative Agent at the time that any Person becomes a direct or indirect Subsidiary of a Loan Party, (ii) promptly thereafter (and in any event within sixty (60) days), cause such Person, unless such Person is an Excluded Subsidiary, to execute and deliver a Joinder Agreement and such other documents as the Administrative Agent shall deem appropriate for such purpose, (iii) promptly thereafter (and in any event within sixty (60) days), unless such Person is an Excluded Subsidiary, pledge and maintain a pledge of one hundred percent (100%) of the Equity Interests of such Subsidiary (subject to no Liens), and (iv) promptly thereafter (and in any event within sixty (60) days), unless such Person is an Excluded Subsidiary, deliver, and cause such Person to deliver, to the Administrative Agent documents of the types referred to in clauses (iii), (iv), (vi), (ix), (x), (xi), (xii), (xiii), and (xiv) of Section 4.01(a) and favorable opinions of counsel to the Borrower and such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in subsection (a) of Section 4.01), all in form, content and scope reasonably satisfactory to the Administrative Agent. It is understood and agreed that Property acquired (x) in a Permitted Acquisition that secures Indebtedness permitted pursuant to Section 7.03(g)(x) and (y) with purchase money Indebtedness permitted pursuant to Section 7.03(g)(y) (collectively, “Liened Property”), that is of the same type as the Collateral securing the Obligations, is not required to be Collateral for the Obligations until the date that is thirty (30) days following the date the Indebtedness that the Liened Property secures is repaid. Any UCC financing statements required to be delivered pursuant to Section 4.01(a)(xii) shall not cover any Liened Property until required by the terms of this Section 6.11 and Section 6.12.
(b) If at the time of delivery of a Compliance Certificate in accordance with Section 6.02(b) the Consolidated EBITDA for the four consecutive fiscal quarters then ended of all Excluded Subsidiaries that are Domestic Subsidiaries exceeds five percent (5.0%) of the Consolidated EBITDA for such period of the Borrower and its Domestic Subsidiaries, the Borrower shall deliver notice to the Administrative Agent within five (5) Business Days of such date designating one or more Domestic Subsidiaries that will be removed as Excluded Subsidiaries so that the Consolidated EBITDA of all remaining Excluded Subsidiaries that are Domestic Subsidiaries does not exceed five percent (5.0%) of the Consolidated EBITDA for such period of the Borrower and its Domestic Subsidiaries. In addition, Borrower, at its option at any time from time to time, may deliver notice to the Administrative Agent that it is designating a Domestic Subsidiary as an Excluded Subsidiary or discontinuing the designation of a Domestic Subsidiary as an Excluded Subsidiary so long as, after giving effect to such designations or discontinuation of designations, the Consolidated EBITDA for the consecutive four quarter period most recently ended of all Excluded Subsidiaries that are Domestic Subsidiaries does not exceed five percent (5.0%) of the Consolidated EBITDA for such period of the Borrower and its Domestic Subsidiaries, calculated on a Pro Forma Basis as of such date. The removal of the designation of any Domestic Subsidiary as an Excluded Subsidiary at any time in accordance herewith (and, to the extent such removal of designation must be effective to permit the designation of another Domestic Subsidiary as an Excluded Subsidiary in accordance herewith, such designation) only shall become effective on the date that the Borrower has complied with Section 6.11(a) with respect to such Domestic Subsidiary. For the avoidance of doubt, designation of a Domestic Subsidiary as an Excluded Subsidiary in accordance herewith may be used to effect a cure of any Default or Event of Default arising solely with respect to such Domestic Subsidiary (so long as the event giving rise to such Default or Event of Default would not constitute, and the designation of such Domestic Subsidiary as an Excluded Subsidiary would not otherwise give rise to, a Default or Event of Default with respect to Excluded Subsidiaries).

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6.12 Further Assurances with Respect to Additional Collateral. Execute, any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to comply with the terms of this Agreement and the other Loan Documents, including causing, to the fullest extent permitted by Law, (i) the Collateral to be subject to a first priority security interest in favor of the Administrative Agent (subject, in the case of non-possessory security interests, to the Permitted Liens) and (ii) the pledge of the Equity Interests of the Borrower and its Subsidiaries which is subject to a pledge pursuant to the Pledge Agreement, in each case to secure all the Obligations, all at the expense of the Borrower. The Borrower also agrees to provide to the Administrative Agent, from time to time upon the Administrative Agent’s reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the validity, perfection and priority of the Liens created or intended to be created by the Loan Documents. It is understood and agreed that Liened Property that is of the same type as the Collateral securing the Obligations is not required to be Collateral for the Obligations until the date that is ten (10) Business Days following the date the Indebtedness that the Liened Property secures is repaid.
6.13 Performance of Material Contracts, etc. Do the following: (a) perform and observe all the terms and provisions of each Material Contract to be performed or observed by it; and (b) maintain each such Material Contract in full force and effect and enforce each such Material Contract in accordance with its terms, except, in the case of either (a) or (b), where the failure to do so, either individually or in the aggregate, and after giving effect to any replacement thereof, could not be reasonably likely to have a Material Adverse Effect.
6.14 Use of Proceeds. Use the proceeds of the Loans solely for the purposes set forth in Section 5.19. Use the proceeds of the Swing Line Loans solely to provide for the working capital requirements of the Borrower and its Subsidiaries and for the general corporate purposes of the Borrower and its Subsidiaries not in contravention of Laws or any Loan Document. Use the Letters of Credit only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, trade transactions and other obligations relating to transactions entered into by the Borrower and its Subsidiaries in the ordinary course of business.
6.15 Environmental. (a) Upon the reasonable written request of the Administrative Agent following the occurrence of any event or the discovery of any condition that the Administrative Agent or the Required Lenders reasonably believe has caused (or could be reasonably expected to cause) the representations and warranties set forth in Section 5.13 to be untrue in any material respect, furnish or cause to be furnished to the Administrative Agent, at the Borrower’s expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where required by applicable Laws, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Administrative Agent as to the nature and extent of the presence of Hazardous Materials on the applicable Subject Property and as to the compliance by the Borrower and its Subsidiaries with Environmental Laws at such Subject Property; provided that if Borrower is in the process of working with a Governmental Authority to address such event or condition, Borrower shall provide Administrative Agent with copies of all assessments, reports and other materials being provided to such Governmental Authority in lieu of the environmental assessments required above.

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(b) Conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Hazardous Materials on, from or affecting any of the Subject Properties to the extent necessary to be in compliance with all Environmental Laws and with the validly issued orders and directives of all Governmental Authorities with jurisdiction over such Subject Properties to the extent any failure could have a Material Adverse Effect.
ARTICLE VII
NEGATIVE COVENANTS
So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, directly or indirectly, nor shall it permit any Subsidiary to, directly or indirectly:
7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following (with such Liens described below being referred to herein as “Permitted Liens”):
(a) Liens pursuant to any Loan Document;
(b) Liens existing on the Closing Date and listed on Schedule 7.01 and any renewals or extensions thereof; provided that (i) the property covered thereby is not broadened, (ii) the amount secured or benefited thereby is not increased, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(k);
(c) Liens for taxes, fees, assessments or other governmental charges that (i) do not exceed, when added to the Liens existing pursuant to clause (d)(i) below, $15,000,000 in the aggregate at any time or (ii) are not yet due or which are not delinquent or remain payable without penalty, or to the extent non-payment thereof is permitted by Section 6.04; provided, that, no notice of lien has been filed or recorded under the Code or other applicable Law;
(d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s or other like Liens arising in the ordinary course of business that (i) do not exceed, when added to the Liens existing pursuant to clause (c)(i) above, $15,000,000 in the aggregate at any time or (ii) which are not delinquent or which are being contested in good faith and by appropriate actions or proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto and for which adequate reserves with respect thereto are maintained on the books of the applicable person in accordance with GAAP;
(e) pledges or deposits made by the Borrower or any of its Subsidiaries in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

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(f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness, excluding balancing payments), commercial letters of credit, letters of credit for the account of a Foreign Subsidiary (where the amount of such deposits do not exceed, when added to the amount of all Guarantees issued and outstanding at such time pursuant to Section 7.03(c)(i)(B), $15,000,000), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property of the Borrower or any of its Subsidiaries which do not materially interfere with the ordinary conduct of the business of the applicable Person;
(h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h); provided that enforcement of such Liens is effectively stayed;
(i) Liens securing Indebtedness permitted under Section 7.03(d) and Section 7.03(g);
(j) Liens arising from precautionary UCC financing statement filings with respect to operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;
(k) customary rights of lien and setoff with respect to deposits with banks or other depository institutions and with respect to securities and cash held by brokers and dealers; and
(l) other Liens securing Indebtedness in an aggregate principal amount at any time outstanding not to exceed $15,000,000.
7.02 Investments. Make or hold any Investments in any Person, except:
(a) Investments by the Borrower or any Subsidiary Guarantor held in the form of Cash Equivalents;
(b) Investments made prior to the Closing Date set forth in Schedule 7.02;
(c) Advances to directors, officers, employees and consultants of the Borrower or any other Subsidiary for payroll, travel and to cover similar matters, each of which is expected at the time of such advance to be treated as an expense for accounting purposes and that are made in the ordinary course of business and loans to directors, officers, employees and consultants of the Borrower or any Subsidiary Guarantor in the ordinary course of business as presently conducted, such advances and loans in an aggregate principal amount not to exceed $2,000,000 in the aggregate at any one time outstanding; provided, however that any such advances or loans to directors or executive officers shall only be permitted to the extent allowable under Sarbanes-Oxley;
(d) Investments by any Loan Party in and to the Borrower or any other Loan Party in the form of contributions to capital or loans or advances; provided that (i) immediately before and after giving effect thereto, no Event of Default exists or would result therefrom, (ii) each such item of intercompany Indebtedness shall be unsecured and (iii) each such item of intercompany Indebtedness owed to the Borrower from another Loan Party shall be evidenced by an Intercompany Note which shall be pledged as security for the Obligations of the holder thereof under the Loan Documents and delivered to the Administrative Agent pursuant to the terms of the Collateral Documents;

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(e) Investments by any Excluded Subsidiary in and to the Borrower or any other Subsidiary of the Borrower;
(f) Other than Investments permitted pursuant to clause (g) below, Investments by any Loan Party in and to Excluded Subsidiaries of up to $15,000,000 in the aggregate in each fiscal year; provided, that, within any fiscal year if any portion of an Investment made pursuant to this clause (f) is repaid to a Loan Party, then such repaid amount may be reinvested under this clause (f) during such fiscal year as long as the amount of Investments in all Excluded Subsidiaries in such fiscal year does not exceed $15,000,000 in the aggregate;
(g) Investments that constitute Permitted Acquisitions (including Investments in Foreign Subsidiaries for the purpose of effecting a Permitted Acquisition) and Investments in Minority Equity Interests;
(h) Investments in Swap Contracts permitted under Section 7.03(d);
(i) Guarantees permitted by Section 7.03;
(j) Investments made as a result of the receipt of non-cash consideration from a Disposition that was made pursuant to and in compliance with this Agreement; provided, however, that at no time shall Investments of this type exceed $15,000,000 in the aggregate (it being understood that earn-outs negotiated in the ordinary course of business as part of a Disposition shall not be considered “non-cash consideration” for purposes of this Section 7.02(j));
(k) Extensions of credit to customers in the ordinary course of business;
(l) Investments made out of the proceeds of an issuance of Qualified Equity Interests of the Borrower substantially concurrent with such issuance; provided, that, (A) the Property acquired (or the Property of the Person acquired) in such transaction shall be used or useful in the same or similar line of business as the Loan Parties on the Closing Date, including activities ancillary, related or complementary thereto, (B) after giving effect to such transaction on a Pro Forma Basis, the total equity and debt investments of the Borrower and its Domestic Subsidiaries in the Foreign Subsidiaries does not exceed fifty percent (50%) of the aggregate book value of the total assets of the Borrower and its Domestic Subsidiaries, all as determined in accordance with GAAP, (C) in the case of an Acquisition of the Equity Interests of another Person, (i) the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition and (ii) with respect to any Acquisition in excess of $50,000,000, the Borrower shall have delivered to the Administrative Agent, a Compliance Certificate signed by a Responsible Officer of the Borrower demonstrating compliance with the financial covenants hereunder after giving effect to the transaction on a Pro Forma Basis, and reaffirming that the representations are true and correct in all material respects

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as of such date, except those representations and warranties made as of a date certain, which shall remain true and correct in all material respects as of such date and providing supplements to the Schedules as required by the Compliance Certificate, (D) no Event of Default has occurred and is continuing or would result therefrom; (E) the Borrower and its Consolidated Subsidiaries shall be in compliance on a Pro Forma Basis with Section 7.17 after giving effect to such transaction, (F) the transaction shall not involve the acquisition of an interest in a general partnership or joint venture or have a requirement that any Loan Party be a general or joint venture partner other than in compliance with Section 7.16, and (G) the Loan Parties shall, and shall cause the party that is the subject of the transaction to, execute and deliver such joinder and pledge agreements, security agreements and intercompany notes and take such other actions as may be necessary for compliance with the provisions of Sections 6.11 and 6.12;
(m) Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed $15,000,000 per annum; and
(n) Investments made by Excluded Subsidiaries.
7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:
(a) Indebtedness under the Loan Documents;
(b) Indebtedness listed on Schedule 7.03 that is outstanding on the Closing Date;
(c) Guarantees of the Borrower or any of its Subsidiaries in respect of Indebtedness of the Borrower or any of its Subsidiaries otherwise permitted hereunder; provided that (i) Loan Parties may (A) issue Guarantees under this clause only in respect of Indebtedness of other Loan Parties and (B) issue Guarantees of Indebtedness of Excluded Subsidiaries that does not exceed, when added to the amount of all deposits to secure letters of credit for the account of a Foreign Subsidiary under Section 7.01(f), $15,000,000 in the aggregate at any time outstanding, and (ii) Excluded Subsidiaries may issue Guarantees of Indebtedness of other Subsidiaries so long as such Indebtedness is permitted hereunder;
(d) obligations (contingent or otherwise) existing or arising under any Swap Contract; provided that (i) such obligations are (or were) entered into by such Person for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view,” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;
(e) intercompany Indebtedness constituting an Investment that is permitted under Sections 7.02(d), (e), (f) or (g);

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(f) unsecured Indebtedness of any Loan Party; provided that (i) after giving effect to such Indebtedness, (A) the Consolidated Total Leverage Ratio calculated on a Pro Forma Basis is less than (1) 3.50 to 1.00 at any time on or before March 31, 2012, and (2) 3.25 to 1.00 at any time thereafter, and (B) the Borrower and its Subsidiaries are in compliance with all covenants set forth herein, (ii) the maturity date of such Indebtedness is no earlier than three (3) months after the Maturity Date, (iii) the covenants (including, without limitation, financial covenants) in the definitive documentation for such Indebtedness shall be no more restrictive than the covenants set forth herein, (iv) the other terms and conditions of the definitive documentation for such Indebtedness, taken as a whole, are no more restrictive than the terms and conditions of this Agreement, and (v) no Default has occurred and is continuing or could reasonably be expected to result therefrom;
(g) so long as (i) no Event of Default has occurred and is continuing or would result therefrom and (ii) the Borrower and its Consolidated Subsidiaries shall be in compliance on a Pro Forma Basis with Section 7.17 after giving effect to such transaction, secured Indebtedness in an aggregate principal amount not to exceed $50,000,000 at any time outstanding; provided that such Indebtedness is not contractually senior in right of payment to the payment of the Indebtedness arising under this Agreement and the Loan Documents and either (x) was assumed or existed in connection with a Permitted Acquisition and the Liens securing such Indebtedness do not at any time encumber any Property other than the Property acquired in such Permitted Acquisition, or (y) is purchase money Indebtedness (including Capitalized Leases or Off-Balance Sheet Obligations) so long as (i) such Indebtedness, when incurred, shall not exceed 100% of the cost or fair market value, whichever is lower, of the Property being acquired on the date of acquisition plus fees and expenses reasonably incurred in connection with such acquisition, (ii) such Indebtedness is created and any Lien attaches to such Property concurrently with or within forty-five (45) days of the acquisition thereof, and (iii) such Lien does not at any time encumber any Property other than the Property financed by such Indebtedness;
(h) so long as (i) no Event of Default has occurred and is continuing or would result therefrom and (ii) the Borrower and its Consolidated Subsidiaries shall be in compliance on a Pro Forma Basis with Section 7.17 after giving effect to such transaction, unsecured Indebtedness (including reimbursement obligations under letters of credit and obligations in respect of performance bonds and completion guarantees) of the Loan Parties in an aggregate principal amount not to exceed $50,000,000 at any time outstanding; provided, that such Indebtedness is not contractually senior in right of payment to the payment of the Indebtedness arising under this Agreement and the Loan Documents;
(i) Indebtedness arising from any agreement entered into by the Borrower or any Subsidiary providing for customary indemnification, purchase price adjustment, contingent consideration or similar obligations, in each case, incurred or assumed in connection with an Acquisition or Disposition permitted hereunder;
(j) securities issued in a Convertible Note Exchange;

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(k) Indebtedness representing a refinancing, refunding, renewal or extension of Indebtedness (x) permitted by clause (b), (f) or (j) above or clause (l) below; provided, that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension, (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate, (iii) with respect to the Convertible Notes and any debt incurred pursuant to Section 7.03(f) or (j), the maturity date is no earlier than three (3) months after the Maturity Date, and (iv) with respect to any Indebtedness incurred pursuant to Section 7.03(f) above as long as the conditions to the incurrence thereof as set forth in clause (f) remain true and correct at the time of and after giving effect to such refinancing, renewal or extension, and (y) permitted by clause (h) above, as long as the conditions to the incurrence thereof remain true and correct at the time of and after giving effect to such refinancing, renewal or extensions; and
(l) Indebtedness of Excluded Subsidiaries in an aggregate principal amount not to exceed $50,000,000 at any time outstanding; provided, that, the amount of Indebtedness available under Section 7.03(h) shall be reduced dollar for dollar by the amount of Indebtedness in excess of $25,000,000 outstanding under this Section 7.03(l).
7.04 Fundamental Changes and Acquisitions.
(a) Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) the Borrower and its Consolidated Subsidiaries shall be in compliance with Section 7.17 after giving effect to such transaction on a Pro Forma Basis:
(i) the Borrower may merge or consolidate with any of its Wholly-Owned Subsidiaries; provided that (A) the Borrower shall be the continuing or surviving Person, and (B) the Loan Parties shall cause to be delivered such documents, instruments and certificates as to cause the Loan Parties to be in compliance with the terms of Sections 6.11 and 6.12;
(ii) any Wholly-Owned Subsidiary of the Borrower may be party to a transaction of merger or consolidation with a Wholly-Owned Subsidiary of the Borrower; provided that (A) if one of such Subsidiaries is a Loan Party, such Loan Party shall be the continuing or surviving Person, and (B) the Loan Parties shall cause to be delivered such documents, instruments and certificates as to cause the Loan Parties to be in compliance with the terms of Sections 6.11 and 6.12;
(iii) a Subsidiary may be a party to a transaction of merger or consolidation with a Person other than the Borrower or any Subsidiary of the Borrower; provided that (A) the surviving entity shall be a Wholly-Owned Subsidiary of the Borrower, and (B) the transaction shall otherwise constitute a Permitted Acquisition;

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(iv) the Borrower may be a party to a transaction of merger or consolidation with a Person other than a Subsidiary of the Borrower in order to effect an Acquisition; provided, that, (A) the surviving entity shall be the Borrower and (B) such Acquisition shall otherwise comply with clauses (a), (b), (c), (d), (e), (f), (g) and (i)(1) of the definition of “Permitted Acquisition”.
(v) a Subsidiary may enter into a Disposition permitted under Sections 7.05(d), (e), (f) and (k);
(vi) the Borrower may enter into a Disposition permitted under Sections 7.05(d), (e), (f) and (k);
(vii) an Excluded Subsidiary may be voluntarily dissolved or liquidated into any other Subsidiary;
(viii) any domestic Excluded Subsidiary may merge or consolidate into any other domestic Excluded Subsidiary;
(ix) any Foreign Subsidiary may merge or consolidate into any other Foreign Subsidiary; and
(x) any Subsidiary of the Borrower may transfer a Foreign Subsidiary to any other Subsidiary of the Borrower.
(b) Make or permit any Subsidiary to make any Acquisition other than (i) a Permitted Acquisition, (ii) an Acquisition permitted by Section 7.04(a), (iii) an Investment permitted by Section 7.02(l) that constitutes an Acquisition or (iv) the acquisition of intellectual property in the ordinary course of business that constitutes an Acquisition.
7.05 Dispositions. Make any Disposition (other than any Casualty or Condemnation) or enter into any agreement to make any Disposition, except:
(a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;
(b) Dispositions of inventory in the ordinary course of business;
(c) Dispositions of equipment or real property in the ordinary course of business to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably applied to the purchase price of similar replacement property within 180 days of such Disposition;
(d) Dispositions of property (i) by the Borrower or a Subsidiary of the Borrower to the Borrower or a Subsidiary Guarantor and (ii) by an Excluded Subsidiary to the Borrower or another Subsidiary;
(e) Dispositions that constitute Investments permitted by Sections 7.02 and Dispositions made in connection with transactions permitted by Section 7.04;

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(f) other Dispositions (including charitable donations) as long as the aggregate proceeds of all such Dispositions made pursuant to this clause (f) by the Borrower and its Subsidiaries during the term of this Agreement does not exceed, in the aggregate, an amount equal to fifteen percent (15%) of the aggregate book value of all tangible assets of the Borrower and its Subsidiaries as of the date of such Disposition;
(g) licensing (including sublicensing) of intellectual property in the ordinary course of business,
(h) the lease or sublease of real property in the ordinary course of business;
(i) exchanges of Cash Equivalents for other Cash Equivalents;
(j) assignments of contract rights in the ordinary course of business; and
(k) Dispositions of Minority Equity Interests.
provided, that, any Disposition pursuant to subsections (a) through (k) shall be for fair market value (other than charitable donations made pursuant to clause (f) above).
7.06 Restricted Payments. Declare or make any Restricted Payment or incur any obligation contingent or otherwise to do so, or issue or sell any Equity Interests, except that so long as no Event of Default shall have occurred and be continuing at the time of any action described below or would result therefrom:
(a) the Borrower or any of its Subsidiaries may declare and pay dividends and distributions payable solely in Qualified Equity Interests of the Borrower or such Subsidiary;
(b) any Subsidiary of the Borrower may declare and pay dividends to the Borrower or any Subsidiary of the Borrower;
(c) the Borrower may (i) repurchase, redeem or repay the Convertible Notes if either (1) after giving pro forma effect to the repayment of the Convertible Notes and any exercise of a Call Option in connection therewith on a Pro Forma Basis, the Consolidated Total Leverage Ratio is less than 3.50 to 1.00, or (2) (A) in the event the Convertible Notes remain outstanding on the first day of the RLL Maintenance Period, then the Borrower maintains Liquidity of at least the outstanding amount of the Convertible Notes plus $40,000,000 at all times during the RLL Maintenance Period until the earlier of (x) the expiration of the RLL Maintenance Period and (y) the date the Convertible Notes have been repaid or refinanced as permitted hereby and (B) immediately after giving effect to any proposed redemption, repurchase or repayment of the Convertible Notes, irrespective of when paid, the Borrower has Liquidity of at least $40,000,000, and (ii) exercise any Call Options with respect to the Convertible Notes (A) on a cash-less basis to acquire an equal number of shares (or a substantially equal number in the event of round lot purchase requirements relating to the Call Option) as are issued in connection with any conversion of all or part of the Indebtedness issued in the Convertible Notes by the holders thereof, (B) to receive cash or shares with respect to any portion of the Call Options available to be exercised on the earlier of (1) the maturity date of the Convertible Notes and (2) expiration date under the Convertible Notes of the right to convert such Indebtedness into shares, if any of the holders of the Convertible Notes have not converted the corresponding Convertible Notes held by them on or before such date, or (C) otherwise, if after giving effect to the exercise of all or part of such Call Option on a Pro Forma Basis, the conditions set forth in subclauses (i)(1) or (2) of this Section 7.06(c) have been satisfied;

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(d) the Borrower may at any time, and from time to time after the Closing Date, make Restricted Payments if, after giving effect to such Restricted Payment, (i) Restricted Payments that do not exceed $75,000,000 in any fiscal year if, at the time of such Restricted Payment, the Borrower’s Consolidated Total Leverage Ratio is greater than or equal to 2.50 to 1.00 and (ii) Restricted Payments that do not exceed $200,000,000 in any fiscal year if, at the time of such Restricted Payment, the Borrower’s Consolidated Total Leverage Ratio is less than 2.50 to 1.00; provided, that, it is understood (A) that this Section 7.06(d) does not apply to payments made in respect of the Convertible Notes, which are governed by the terms of Section 7.06(c) above and (B) that the Borrower may make Restricted Payments in the form of (1) the repurchase, redemption or retirement of any outstanding Equity Interest of the Borrower with the proceeds of subordinated indebtedness, the issuance of which is permitted pursuant to Section 7.03(f), (2) the withholding, repurchase, redemption or retirement of any restricted Qualified Equity Interests issued to employees, directors and consultants of the Loan Parties, pursuant to the Borrower’s equity incentive plans approved by the Borrower’s Board of Directors and withheld by the Borrower to satisfy tax obligations of such employees, directors and/or consultants at the time such tax obligation arises or otherwise at the time the forfeiture and transferability restrictions cease, and (3) a purchase of a Call Option in connection with the issuance of Indebtedness permitted pursuant to Section 7.03(f), (h), (k) or (l), and in the case of each of clauses (1), (2), and (3) above, without regard to, and without decreasing the availability of, the baskets set forth in subclauses (i) and (ii) above;
(e) the Borrower may issue or sell (x) Qualified Equity Interests so long as such issuance or sale does not result in a Change of Control and (y) other Equity Interests to the extent permitted by Section 7.03(f), (h), (k) or (l);
(f) the Borrower and its Subsidiaries may issue Qualified Equity Interests in connection with a transaction permitted by Section 7.04 or 7.05; and
(g) the Borrower may repurchase or refinance (x) its outstanding Equity Interests out of the proceeds of a substantially concurrent issue of, or an exchange for, Qualified Equity Interests and (y) Equity Interests or Indebtedness issued pursuant to Section 7.03(f), (k) or (l) with the proceeds of the issuance of Qualified Equity Interests or other Indebtedness permitted by Section 7.03 (and which complies with the terms of Section 7.03(k));
(h) the Borrower may repurchase or refinance Equity Interests that evidence Indebtedness issued pursuant to Section 7.03(h);

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(i) the Borrower may (a) purchase a Call Option in connection with a Convertible Note Issue and (b) exercise such Call Option (i) with respect to a net share settlement Call Option, on a cash-less basis to acquire an equal number of shares (or a substantially equal number in the event of round lot purchase requirements relating to the Call Option) as are issued in connection with any conversion of all or part of the Indebtedness issued in such Convertible Note Issue by the holders thereof, (ii) with respect to a net cash settlement Call Option, to receive cash payments from the counterparty in accordance with the terms of such Call Option as is paid in connection with any conversion of all or part of the Indebtedness issued in such Convertible Note Issue by the holders thereof, (iii) with respect to either a net share settlement or net cash settlement Call Option to receive cash or shares with respect to any portion of the Call Options available to be exercised on the earlier of (A) the maturity date of such Convertible Note Issue or (B) expiration date under such Convertible Note Issue of the holder’s right to convert such Indebtedness, if any of the holders of the Convertible Notes have not converted the corresponding Convertible Notes held by them on or before such date, or (iv) otherwise, if after giving effect to the exercise of all or a part of such Call Option on a Pro Forma Basis, the conditions set forth in Section 7.06(j) have been satisfied;
(j) the Borrower may redeem, retire or repurchase a Convertible Note Issue in connection with the conversion of Indebtedness issued pursuant to a Convertible Note Issue in accordance with its terms, and make cash payments in lieu of issuing fractional shares in connection with such conversion if (i) one or more of the holders of such Convertible Note Issue elect to convert such Convertible Note Issue on a net share settlement or net cash settlement basis with respect to which Borrower will exercise a corresponding Call Option, and (ii) after giving effect to such redemption, retirement or repurchase, as applicable, and any exercise of a Call Option in connection therewith on a Pro Forma Basis, (x) the Consolidated Total Leverage Ratio calculated on a Pro Forma Basis is less than (1) 3.25 to 1.00 at any time on or before March 31, 2012, and (2) 3.00 to 1.00 at any time thereafter, and (y) the Liquidity will be greater than $40,000,000; provided, however that in the event the Consolidated Total Leverage Ratio as of such date is greater than the ratio set forth above but no greater than the ratio required on such date under Section 7.17(a), so long as Liquidity will be greater than $40,000,000, the Borrower may make Restricted Payments as described in this Section 7.06(j) up to $10,000,000 in the aggregate;
(k) the Borrower may make cash payments in lieu of issuing fractional shares in connection with a conversion of a Convertible Note Issue; and
(l) solely in connection with the issuance of any Convertible Note Issue permitted hereunder, the Borrower may make Restricted Payments in the form of repurchases of common Equity Interests of the Borrower in an aggregate amount not to exceed $50,000,000 in any fiscal year.
7.07 Amendment, Etc. of Indebtedness; Other Material Contracts and Constitutive Documents and Payments in respect of Indebtedness.
(a) After the issuance thereof, amend or modify (or permit the amendment or modification of (including any waivers of)), the terms of the Convertible Notes or any subordinated Indebtedness (including any Indebtedness issued pursuant to the terms of Section 7.03(f)) in a manner adverse to the interests of the Lenders (including, without limitation, specifically shortening any maturity or average life to maturity or requiring any payment sooner than previously scheduled or increasing the interest rate or fees applicable thereto or granting collateral as security therefor); provided, however, the Convertible Notes may be amended to permit the Convertible Note Exchange.

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(b) Subject to Section 7.07(a), cancel or terminate any Material Contract (other than the Permitted Swap Termination) or consent to or accept any cancellation or termination thereof by any Consolidated Party, amend or modify (or permit the amendment or modification of (including any waivers of)), any Material Contract, waive any default under or breach of any Material Contract, or take any other action in connection with any Material Contract, unless, in each case, any such cancellation, termination, amendment or modification, or consent, waiver or approval thereunder, could not reasonably be expected to have a Material Adverse Effect.
(c) Amend its Organization Documents, unless, in each case, any such amendment is not adverse in any material respect to the Lenders.
(d) Make any payment in contravention of the terms of any subordination with respect to any Indebtedness.
(e) Make any prepayment, redemption, defeasance or acquisition for value (including, without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Indebtedness permitted under Sections 7.03(b), 7.03(f), 7.03(j) and 7.03(l) (including any Indebtedness incurred in connection with a refinancing thereof pursuant to Section 7.03(k)) other than regularly scheduled payments of principal and interest on such Indebtedness, refinancings thereof permitted pursuant to Section 7.03(k) and prepayments of such Indebtedness with the proceeds of a substantially concurrent issuance of Qualified Equity Interests; provided, that, the Borrower may (x) repay the Convertible Notes on the terms set forth in Section 7.06(c) and may exchange the Convertible Notes in the Convertible Note Exchange and (y) make Restricted Payments permitted by Section 7.06.
7.08 Change in Nature of Business. Make any material change in the nature of its business as carried on at the Closing Date; provided that the Borrower and its Subsidiaries may engage in activities ancillary, related or complementary to the business currently carried on at the Closing Date.
7.09 Transactions with Affiliates. Engage in any transaction or series of transactions with (a) any Subsidiary or Affiliate of the Borrower or any of its Subsidiaries, or (b) any Affiliate of any such Subsidiary or Affiliate, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided, that this Section 7.09 shall not restrict (i) transactions between Loan Parties, (ii) transactions between Excluded Subsidiaries, (iii) transactions whereby the Borrower or a Subsidiary provides management or administrative services to a Subsidiary, (iv) customary indemnities of officers and directors consistent with Law, payment of reasonable fees to directors and the customary issuance of directors’ shares, or (v) transactions described in clauses (a) and (b) above irrespective of whether or not done on an arms-length basis so long as the aggregate amount of such transactions do not exceed $2,500,000 in any calendar year.

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7.10 Limitations on Restricted Actions. Enter into or create or otherwise cause to exist (other than by Law) or become effective any agreement or arrangement that: (a) limits the ability (i) of any Consolidated Party to make Restricted Payments to any Loan Party, (ii) of the Borrower or any of its Subsidiaries to act as a guarantor and pledge its assets pursuant to the Loan Documents or (iii) of any Consolidated Party to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit (A) any negative pledge incurred or provided in favor of any holder of Liens permitted under Section 7.01 (but such negative pledge must be limited to the asset that is the subject of such Permitted Lien) and in favor of any holder of Indebtedness permitted under Section 7.03(g) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness, (B) restrictions incurred or assumed in connection with the Acquisition of a Foreign Subsidiary, or (C) customary non-assignment provisions in licenses, sublicenses, leases and subleases entered into in the ordinary course of business and consistent with past practices; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.
7.11 Sale-Leasebacks; Off-Balance Sheet Obligation. Enter into any Sale and Leaseback Transaction or Off-Balance Sheet Obligation, unless such Sale and Leaseback Transaction or Off-Balance Sheet Obligation constitutes Indebtedness permitted by Section 7.03(g).
7.12 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.
7.13 Impairment of Security Interests. Take or omit to take any action which action or omission might or would materially impair the security interests in favor of the Secured Parties with respect to the Collateral.
7.14 Ownership of Foreign Subsidiaries. Notwithstanding any other provision of this Agreement, permit any Foreign Subsidiary to be a direct Subsidiary of the Borrower.
7.15 Fiscal Year. Change its fiscal year unless such change is not adverse in any respect to the Lenders.
7.16 Partnerships, etc. Become a general partner or joint venture partner of any Person unless (i) such partnership or joint venture interest represents at least 50% of the voting power of such entity and (ii) the Borrower will be in compliance with Section 7.17 after giving effect to the incurrence of the liabilities of such partnership or joint venture on a Pro Forma Basis.

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7.17 Financial Covenants. (a) Maximum Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio of the Borrower and its Consolidated Subsidiaries at any time during any consecutive four fiscal quarter period to be greater than (i) 3.75 to 1.00 during any such period ending on or before March 31, 2012, or (ii) 3.50 to 1.00 during any period thereafter.
(b) [Intentionally Omitted].
(c) Minimum Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio of the Borrower and its Consolidated Subsidiaries at any time during any period of four consecutive fiscal quarters to be less than 2.00 to 1.00.
(d) Liquidity. (i) During the RLL Maintenance Period and until such time as the Convertible Notes have been redeemed, repaid, repurchased or refinanced as permitted in this Agreement, permit the Liquidity of the Borrower and its Consolidated Subsidiaries to be less than an amount equal to the outstanding amount of the Convertible Notes plus $40,000,000, and (ii) after giving effect to any redemption, repurchase or repayment of the Convertible Notes, permit the Liquidity of the Borrower and its Consolidated Subsidiaries to be less than $40,000,000.
7.18 Consolidated Capital Expenditures. Make or become legally obligated to make any Consolidated Capital Expenditures except for Consolidated Capital Expenditures in the ordinary course of business not exceeding an aggregate amount for the Borrower and its Subsidiaries during any fiscal year of the Borrower equal to ten percent (10.0%) of the revenues of the Borrower and its consolidated Subsidiaries during the immediately preceding fiscal year (based upon the audited financial statements for such fiscal year provided in accordance with Section 6.01(a)); provided, however, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth above, if not expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the next following fiscal year; provided, further, that any such carried-over amount will be deemed used in the applicable subsequent fiscal year only after the entire maximum amount permitted for such fiscal year is applied to such Consolidated Capital Expenditures.
7.19 Independent Covenants. All covenants contained in Article VI and Article VII of this Agreement shall be given independent effect so that if a particular action or condition is not permitted by one covenant, the fact that such action or condition would be permitted by another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.
ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES
8.01 Events of Default. Any of the following shall constitute an Event of Default:
(a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal (other than principal payments of the Term Loans required under Section 2.07) of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) within three Business Days after the same becomes due, any principal of the Term Loans required under Section 2.07, any interest on any Loan or on any L/C Obligation, or any commitment or other fee due hereunder, or (iii) within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

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(b) Specific Covenants. The Borrower or any other Loan Party fails to perform or observe any term, covenant or agreement contained in any Section 6.01, 6.02(a), 6.02(b), 6.03, 6.05(a), 6.10, 6.11, 6.12, 6.14, or Article VII or any Subsidiary Guarantor fails to perform or observe any term, covenant or agreement contained in Section 4.1 of the Subsidiary Guaranty; or
(c) Other Defaults. The Borrower or any other Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; provided, that, if Borrower or such other Loan Party has commenced a cure for such failure during the initial 30-day cure period and is diligently and continuously pursuing such cure, such initial 30-day cure period may be extended for up to 90 days; or
(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or
(e) Cross-Default. (i) Any default or other event occurs in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, the effect of which default or other event is to cause the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries), to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable; (ii) any Loan Party fails in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any Material Contract (other than those covered in clauses (i) and (iii) hereof) and such default together with any other such defaults, could reasonably be expected to have a Material Adverse Effect; or (iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Loan Party is the Defaulting Party (as defined in such Swap Contract) or (B) except for the Permitted Swap Termination, any Termination Event (as defined in such Swap Contract) under such Swap Contract as to which any Loan Party is an Affected Party (as defined in such Swap Contract) and, in either event, the Swap Termination Value owed by such Loan Party as a result thereof is greater than the Threshold Amount; or

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(f) Insolvency Proceedings, Etc. Any Loan Party (i) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes a general assignment for the benefit of creditors or (ii) applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or
(g) Inability to Pay Debts; Attachment. (i) Any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or
(h) Judgments. There is entered against any Loan Party (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent (x) not covered by independent third-party insurance as to which the insurer does not dispute coverage or (y) the full amount of which judgment is not reserved by the Borrower in cash), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower or any of its Subsidiaries under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any of its Subsidiaries or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or
(j) Invalidity of Loan Documents. Any provision of any Loan Document (other than Secured Cash Management Services Agreements and Secured Swap Contracts), at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or the Borrower, any of its Subsidiaries or any of their respective Affiliates contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document, or in the case of any Lien granted pursuant to any Collateral Document (including any Lien granted after the Closing Date in accordance with Section 6.11 or 6.12) in favor of the Administrative Agent, such Lien ceases to have the priority purported to be granted under such Collateral Document or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or

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(k) Subsidiary Guaranty. The Subsidiary Guaranty given by any Subsidiary Guarantors (including any Person that becomes a Subsidiary Guarantor after the Closing Date in accordance with Section 6.11) or any provision thereof shall cease to be in full force and effect, or any Subsidiary Guarantor (including any Person that becomes a Subsidiary Guarantor after the Closing Date in accordance with Section 6.11) or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor’s obligations under the Subsidiary Guaranty; or
(l) Change of Control. There occurs any Change of Control.
8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:
(a) declare the Commitments of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;
(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties;
(c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and
(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents, including, without limitation, all rights and remedies existing under the Collateral Documents and all rights and remedies against any Subsidiary Guarantor;
provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

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8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02) or if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all Obligations then due hereunder, any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III hereof and Section 2.5 of the Subsidiary Guaranty) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit Fees and Commitment Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article III hereof and Section 2.5 of the Subsidiary Guaranty), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees, Commitment Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;
Fourth, ratably (i) to payment of that portion of the Obligations constituting unpaid principal of the Loans and the L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this subclause (i) to this clause Fourth held by them and (ii) to payment of that portion of the Obligations constituting amounts owing under or in respect of Secured Swap Contracts and Secured Cash Management Services Agreements, ratably among the Swap Banks and Cash Management Banks in proportion to the respective amounts described in this subclause (ii) to this clause Fourth held by them;
Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.14; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
Subject to Sections 2.03(c) and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
Notwithstanding the foregoing, Obligations arising under Secured Cash Management Services Agreements and Secured Swap Contracts shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Swap Bank, as the case may be. Each Cash Management Bank or Swap Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto.

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ARTICLE IX
ADMINISTRATIVE AGENT
9.01 Appointment and Authority. (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.
(b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Swap Bank and a potential Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:
(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

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(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law; and
(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or the L/C Issuer.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

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9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.
9.06 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

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Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.
9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Book Managers or Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.
9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise
(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09, and 10.04) allowed in such judicial proceeding; and

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(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding.
9.10 Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Swap Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,
(a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Services Agreements and Secured Swap Contracts as to which the applicable Cash Management Bank or Swap Bank shall be responsible for making their own arrangements) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which Cash or Collateral or other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 10.01; and
(b) to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty and release the pledge of its assets, stock and indebtedness if such Person (i) ceases to be a Subsidiary as a result of a transaction permitted hereunder or (ii) becomes an Excluded Subsidiary.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or any release pursuant to this Section 9.10.
9.11 Secured Cash Management Services Agreements and Secured Swap Contracts. Except as otherwise expressly set forth herein, no Cash Management Bank or Swap Bank that obtains the benefit of the provisions of Section 8.03, the Subsidiary Guaranty or any Collateral by virtue of the provisions hereof or of the Subsidiary Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Subsidiary Guaranty or any Collateral Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Services Agreements and Secured Swap Contracts unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Swap Bank, as the case may be.

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ARTICLE X
MISCELLANEOUS
10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:
(a) waive any condition set forth in Section 4.01(a), without the written consent of each Lender;
(b) waive any condition set forth in Section 4.02 as to any Credit Extension under a particular Facility without the written consent of the Required Revolving Lenders or the Required Term Lenders, as the case may be;
(c) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;
(d) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder (other than mandatory prepayments under clauses (i) and (ii) of Section 2.05(b), late fees and default interest) or under such other Loan Document without the written consent of each Lender entitled to such payment;
(e) reduce or subordinate the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender or L/C Issuer entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

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(f) change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b) or 2.06(b), respectively, in any manner that materially and adversely affects the Lenders under a Facility without the written consent of the Required Facility Lenders under such Facility;
(g) change (i) any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 10.01(g)), without the written consent of each Lender or (ii) the definition of “Required Facility Lenders” as it relates to a Facility (or the constituent definition therein relating to such Facility) without the written consent of each Lender under such Facility;
(h) release all or substantially all of the value of the Subsidiary Guaranty, or release all or substantially all of the Collateral in any transaction or series of related transactions except as specifically permitted by the Loan Documents without the written consent of each Lender, except to the extent the release of any Subsidiary from the Subsidiary Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); or
(i) impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of the Required Facility Lenders under such Facility;
provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, (iv) each of the Fee Letters and the Engagement Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the respective parties thereto, and (v) Section 10.06(g) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification. Notwithstanding anything to the contrary herein, no Defaulting Lender other than a Voting Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, may be effected with the consent of (A) the applicable Lenders other than Defaulting Lenders and (B) any applicable Voting Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. Upon delivery by the Borrower of each Compliance Certificate of a Responsible Officer certifying supplements to the Schedules to this Agreement pursuant to Section 6.02(b), the schedule supplements attached to each such certificate shall be incorporated into and become a part of and supplement Schedules 5.08, 5.23 and 5.25 hereto, as applicable, and the Administrative Agent may attach such schedule supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant thereto.

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10.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i) if to the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and
(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).
(b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

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Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities Laws.

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(e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

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10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and reasonable disbursements of McGuireWoods LLP, as counsel for the Administrative Agent (which shall be the only counsel Borrower shall be required to reimburse with respect to the initial preparation of the Loan) and any special or local counsel to the Administrative Agent (on behalf of the Lenders), if necessary), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Lender (after the occurrence of a Default) or the L/C Issuer (including the fees, charges and reasonable disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, penalties and related reasonable, out-of-pocket expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee) (other than those provided for under Section 10.04(a)(i)); provided, that, as long as no Default exists Borrower shall engage and pay for defense counsel that is reasonably acceptable to the Required Lenders in connection with claims brought by third parties and Lenders may engage separate counsel under such circumstances at their own expense (it being understood that upon the occurrence of an Event of Default, all counsel shall be at the cost and expense of Borrower)), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related

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expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.
(c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).
(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, no party hereto shall assert, and hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.
(f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent and the L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

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10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder (except pursuant to a transaction expressly permitted hereunder) without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f), or (iv) to an SPC in accordance with the provisions of Section 10.06(g) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i) Minimum Amounts.
(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and the Loans at the time owing to it under such Facility or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

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(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of the Term Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;
(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;
(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
(A) the consent of the Borrower (such consent not to be unreasonably withheld) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;
(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) any Revolving Credit Commitment or Revolving Credit Loan if such assignment is to a Person that is not a Revolving Credit Lender, an Affiliate of such Revolving Credit Lender or an Approved Fund with respect to such Revolving Credit Lender, or (ii) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund;
(C) the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

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(D) the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility.
(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment; and the Eligible Assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person.
(vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 10.06, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).

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(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender (and as a Voting Defaulting Lender). The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Subject to Section 10.06(e), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b). To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.
(e) Limitations On Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were a Lender.

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(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(g) Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 2.12(b)(ii). Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.04), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the Laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee in the amount of $3,500 (which processing fee may be waived by the Administrative Agent in its sole discretion), assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

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(h) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to Section 10.06(b), Bank of America may, (i) upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, (i) that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be and (ii) no Lender shall be required to accept the appointment as a successor L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.16(c) or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 10.07 or (y) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

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For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the Closing Date, such information either consists of customer lists or customer or product-specific sales information or is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.
10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

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10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

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10.13 Replacement of Lenders. If (i) any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (ii) a Lender gives any notice under Section 3.02, (iii) any Lender fails to consent to a proposed consent, amendment or waiver that requires consent of all the Lenders or all the affected Lenders and with respect to which Required Lenders shall have granted their consent, so long as a result of the replacement of such Lender, the consent of all Lenders or all affected Lenders would be obtained, (iv) any Lender is a Defaulting Lender, or (v) any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);
(b) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and
(d) such assignment does not conflict with applicable Laws.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

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10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.
(b) SUBMISSION TO JURISDICTION. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c) WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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10.16 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.
10.17 Time of the Essence. Time is of the essence of the Loan Documents.
10.18 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Arrangers, are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Arrangers, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and each Arranger each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent nor any Arranger has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any Arranger has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent or any Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
10.19 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation, as the Borrower
By:	/s/ John B. Henneman, III
	Name:	John B. Henneman, III
	Title:	Executive Vice President, Finance and Administration & Chief Financial Officer
AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Amie Edwards
	Name:	Amie Edwards
	Title:	Senior Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Amie Edwards
	Name:	Amie Edwards
	Title:	Senior Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, as Syndication Agent and a Lender
By:	/s/ D. Scott Farquhar
	Name:	D. Scott Farquhar
	Title:	Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

WELLS FARGO BANK, N.A. as a Co- Documentation Agent and as a Lender
By:	/s/ Timothy J. Smith
Name: Timothy J. Smith
Title: Senior Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

DNB NOR BANK ASA, as a Co-Documentation Agent and as a Lender
By:	/s/ Philip F. Kurpiewski
	Name:	Philip F. Kurpiewski
	Title:	Senior Vice President

By:	/s/ Marcus Wendehog
	Name:	Marcus Wendehog
	Title:	First Vice President Associate General Counsel (Americas)

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

FIFTH THIRD BANK, as a Co-Documentation Agent and as a Lender
By:	/s/ Joseph A. Miller
	Name:	Joseph A. Miller
	Title:	Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

HSBC BANK USA, NA, as a Co-Documentation Agent and as a Lender
By:	/s/ Robert L. Moravec
Name: Robert L. Moravec
Title: Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SOVEREIGN BANK, as a Lender
By:	/s/ Chris D. Wolfslayer
	Name:	Chris D. Wolfslayer
	Title:	Senior Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

TD BANK, N.A., as a Co-Documentation Agent and as a Lender
By:	/s/ Ted Hopkinson
Name: Ted Hopkinson
Title: Senior Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

ROYAL BANK OF CANADA, as a Co- Documentation Agent and as a Lender
By:	/s/ Mustafa Topiwalla
	Name:	Mustafa Topiwalla
	Title:	Authorized Signatory

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By:	/s/ Carol Castle
	Name:	Carol Castle
	Title:	Senior Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

CAPITAL ONE, N.A., as a Lender
By:	/s/ Thomas P. Higgins
	Name:	Thomas P. Higgins
	Title:	SVP

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

PNC BANK, N.A., as a Lender
By:	/s/ Brian J. Clark
Name: Brian J. Clark
Title: Senior Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

UNION BANK, N.A., as a Lender
By:	/s/ Michael Tschida
	Name:	Michael Tschida
	Title:	Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

PEOPLE’S UNITED BANK, as a Lender
By:	/s/ Maurice E. Fry
	Name:	Maurice E. Fry
	Title:	Senior Commercial Loan Officer, SVP

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

RBC BANK (USA), as a Lender
By:	/s/ Richard Marshall
	Name:	Richard Marshall
	Title:	Market Executive — National Division

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BROWN BROTHERS HARRIMAN & CO., as a Lender
By:	/s/ Daniel Head
	Name:	Daniel Head
	Title:	Senior Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

FIRST NIAGARA BANK, N.A., as a Lender
By:	/s/ Louis Haverty
	Name:	Louis Haverty
	Title:	Assistant Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

MANUFACTURERS BANK, as a Lender
By:	/s/ Sandy Lee
	Name:	Sandy Lee
	Title:	Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SIEMENS FINANCIAL SERVICES, INC., as a Lender
By:	/s/ Doug Maher
Name: Doug Maher
Title: Managing Director

By:	/s/ Carol Walters
Name: Carol Walters
Title: Vice President Documentation

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender
By:	/s/ Kenneth Pettis
	Name:	Kenneth Pettis
	Title:	Senior Vice President

By:	/s/ Kitty Sin
	Name:	Kitty Sin
	Title:	Senior Vice President

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

CIBC, INC., as a Lender
By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	Authorized Signatory

AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SCHEDULE 1.01
EXCLUDED SUBSIDIARIES AND SUBSIDIARY GUARANTORS
Excluded Subsidiaries
Excluded Subsidiaries whose Equity Interest is not pledged:
BIMECO, Inc., a Florida corporation
CardioDyne, Inc., a Massachusetts corporation
Cathtec, Incorporated, a Massachusetts corporation
Fiber Imaging Technologies, Inc., a Massachusetts corporation
Integra Healthcare Products LLC, a Delaware limited liability company
Integra LifeSciences (France) LLC, a Delaware limited liability company
Integra Sales, Inc., a Delaware corporation
Integra Selector Corporation, a Delaware corporation
Jarit Instruments, Inc., a Delaware corporation
LXU Healthcare, Inc. — Medical Specialty Products, a Delaware corporation
Newdeal, Inc., a Texas corporation
Precise Dental Products, Ltd., a California corporation
Precision Dental International, Inc., a California corporation
All Foreign Subsidiaries
Excluded Subsidiaries whose Equity Interest is pledged:
Integra LifeSciences (Canada) Holdings, Inc., a Delaware corporation
IsoTis, Inc., a Delaware corporation
Precise Dental Holding Corp., a New Jersey corporation
Subsidiary Guarantors
EndoSolutions, Inc., a Delaware corporation
Integra LifeSciences Corporation, a Delaware corporation
Integra Luxtec, Inc., a Massachusetts corporation
Integra NeuroSciences (International), Inc., a Delaware corporation
Integra Radionics, Inc., a Delaware corporation
IsoTis OrthoBiologics, Inc., a Washington corporation
J. Jamner Surgical Instruments, Inc., a Delaware corporation
Miltex, Inc., a Delaware corporation
Minnesota Scientific, Inc., a Minnesota corporation
Theken Spine, LLC, an Ohio limited liability company
SCHEDULE 1.01 — 1

SCHEDULE 2.01
COMMITMENTS AND APPLICABLE PERCENTAGES

	Revolving	Applicable	Term Loan	Applicable
Lender	Commitment	Percentage	Commitment	Percentage
Bank of America, N.A.	$39,681,818.17	8.818181816%	$11,318,181.83	7.545454553%
JPMorgan Chase Bank, N.A.	$39,681,818.18	8.818181818%	$11,318,181.82	7.545454547%
Wells Fargo Bank, National Association	$33,750,000.00	7.500000000%	$11,250,000.00	7.500000000%
DnB NOR Bank ASA	$32,136,363.64	7.141414142%	$8,863,636.36	5.909090907%
Fifth Third Bank	$29,090,909.09	6.464646464%	$10,909,090.91	7.272727273%
HSBC Bank USA, National Association	$29,090,909.09	6.464646464%	$10,909,090.91	7.272727273%
Sovereign Bank	$25,000,000.00	5.555555556%	$7,500,000.00	5.000000000%
TD Bank, N.A.	$23,636,363.64	5.252525253%	$8,863,636.36	5.909090907%
Deutsche Bank Trust Company Americas	$21,818,181.82	4.848484849%	$8,181,818.18	5.454545453%
Royal Bank of Canada	$22,727,272.73	5.050505051%	$7,272,727.27	4.848484847%
Citizens Bank of Pennsylvania	$20,000,000.00	4.444444444%	$7,500,000.00	5.000000000%
Capital One, N.A.	$20,181,818.18	4.484848484%	$6,818,181.82	4.545454547%
PNC Bank, N.A.	$18,181,818.18	4.040404040%	$6,818,181.82	4.545454547%
Union Bank, N.A.	$18,181,818.18	4.040404040%	$6,818,181.82	4.545454547%
Morgan Stanley Bank, N.A.	$13,409,090.91	2.979797980%	$4,090,909.09	2.727272727%
People’s United Bank	$11,250,000.00	2.500000000%	$3,750,000.00	2.500000000%
RBC Bank (USA)	$11,363,636.36	2.525252524%	$3,636,363.64	2.424242427%
Brown Brothers Harriman & Co.	$7,272,727.27	1.616161616%	$2,727,272.73	1.818181820%
First Niagara Bank, N. A.	$7,272,727.27	1.616161616%	$2,727,272.73	1.818181820%
Manufacturers Bank	$7,545,454.55	1.676767678%	$2,454,545.45	1.636363633%
Siemens Financial Services, Inc.	$7,545,454.55	1.676767678%	$2,454,545.45	1.636363633%
The Bank of East Asia, Limited, New York Branch	$7,545,454.55	1.676767678%	$2,454,545.45	1.636363633%
CIBC Inc.	$3,636,363.64	0.808080809%	$1,363,636.36	0.909090907%

Total	$450,000,000.00	100.000000000%	$150,000,000.00	100.000000000%

SCHEDULE 5.03
APPROVALS AND CONSENTS
None.

SCHEDULE 5.08
SUBSIDIARIES AND OTHER EQUITY INVESTMENTS
Part (a). Subsidiaries of the Borrower

		Issued		Jurisdiction of
Company Name	Authorized Shares/Units	Shares/Units	Held By	Formation
Integra LifeSciences Corporation	100 shares common stock, $1.00 par value	100	Integra LifeSciences Holdings Corporation	Delaware
Integra Healthcare Products LLC	Member interests only	0	Integra LifeSciences Corporation	Delaware
J. Jamner Surgical Instruments, Inc.	2000 shares common stock, without par value	500	Integra LifeSciences Corporation	Delaware
Jarit Instruments, Inc.	100 shares common stock, $0.01 par value	100	J. Jamner Surgical Instruments, Inc.	Delaware
Integra Selector Corporation	1000 shares common stock, $0.01 par value	100	Integra LifeSciences Corporation	Delaware
Integra NeuroSciences (International), Inc.	3000 shares common stock, $0.01 par value	100	Integra LifeSciences Corporation	Delaware
Integra LifeSciences (France) LLC	Member interests only	0	Integra NeuroSciences (International), Inc.	Delaware
Newdeal Inc.	1000 shares common stock, $1.00 par value	700	Newdeal SAS	Texas
Integra Radionics, Inc	1000 shares common stock, $0.01 par value	100	Integra LifeSciences Corporation	Delaware
Integra ME GmbH	€26,000 registered share capital	1	Caveangle Limited	Germany
GMS, Gesellschaft für medizinische Sondentechnik mbH	DM 200,000 registered share capital	1	Caveangle Limited	Germany
Integra NeuroSciences GmbH	DM 50,000 registered share capital	1	Integra NeuroSciences Holdings B.V.	Germany
Jarit GmbH	€25,000	25,000	J. Jamner Surgical Instruments, Inc.	Germany

		Issued		Jurisdiction of
Company Name	Authorized Shares/Units	Shares/Units	Held By	Formation
Integra NeuroSciences Holdings B.V.	200 shares	41	Integra LifeSciences Corporation	Netherlands
Caveangle Limited	1,000 ordinary shares, £1.00 nominal value 15,000 ordinary shares, $1.00 nominal value	100 13,001,490	Integra LifeSciences Corporation (99 shares) Integra Selector Corporation (1 share) Integra LifeSciences Corporation (12,903,337 shares) Integra Selector Corporation (98,153 shares)	United Kingdom
Integra NeuroSciences Holdings Limited	1,000 ordinary shares, £1.00 nominal value 12,000,000 ordinary shares, $1.00 nominal value	1 11,300,000	Caveangle Limited	United Kingdom
Spembly Medical Limited	5,000,000 ordinary shares, £1.00 nominal value	4,182,916	Integra NeuroSciences Holdings Limited	United Kingdom
Integra NeuroSciences Limited	5,000,000 ordinary shares, £1.00 nominal value	2,769,029	Spembly Medical Limited	United Kingdom
Spembly Cryosurgery Limited	79,031 ordinary shares, £1.00 nominal value	79,031	Integra NeuroSciences Limited	United Kingdom
Integra LifeSciences (Ireland) Limited	5,000,000 ordinary shares of €1.00 each	650,001	Integra LifeSciences NR Ireland Limited	Ireland
Integra LifeSciences NR Ireland Limited	1,000,000 ordinary shares of €1.00 each	1	Integra LifeSciences Corporation	Ireland
Integra LifeSciences Sales (Ireland) Limited	1,000,000 ordinary shares of €1.00 each	1	Integra LifeSciences NR Ireland Limited	Ireland
Integra LifeSciences Shared Services (Ireland) Limited	1,000,000 ordinary shares of €1.00 each	1	Integra LifeSciences Corporation	Ireland
Integra CI, Inc.	10,000 shares, $1.00 par value	1	Integra LifeSciences Corporation	Cayman Islands

		Issued		Jurisdiction of
Company Name	Authorized Shares/Units	Shares/Units	Held By	Formation
Integra NeuroSciences Holdings (France) SA	1,500,000 common shares, €15.00 par value	99,994 1 1 1 1 1	Integra NeuroSciences (International), Inc. Caveangle Ltd. James Oti Wenzel Hurtak Donald Nociolo Jerry Corbin Anne-MarieVirlogeux	France
Integra NeuroSciences Implants (France) SA	3,187,860 common shares, €15.00 par value	212,518 1 1 1 1 1	Integra NeuroSciences Holdings (France) SA Caveangle Ltd. James Oti Wenzel Hurtak Donald Nociolo Jerry Corbin Anne-Marie Virlogeux	France
Integra LifeSciences Holdings SAS	20,300,000 common shares, €10.00 par value	20,300,000	Integra NeuroSciences (International), Inc.	France
Newdeal SAS	€1,000,000 shares, €100 par value	1,000,000	Integra LifeSciences Holdings SAS	France
Integra LS (Benelux) NV	370,000 common shares Without nominal value	369,000 1	Newdeal SAS Integra LifeSciences Holdings SAS	Belgium
Miltex, Inc.	1,000 shares common stock par value $.01	100	Integra LifeSciences Corporation	Delaware
Miltex GmbH	€226,000 ordinary shares €1 nominal value		Miltex, Inc.	Germany
EndoSolutions, Inc.	1,000 shares common stock, par value $.01	100	Miltex, Inc.	Delaware
Integra LifeSciences (Canada) Holdings, Inc.	1,000 shares common stock, par value $.01	100	Integra LifeSciences Corporation	Delaware

		Issued		Jurisdiction of
Company Name	Authorized Shares/Units	Shares/Units	Held By	Formation
Canada Microsurgical ULC	100,000,000, No nominal value	100	Integra LifeSciences (Canada) Holdings, Inc.	Canada
ILS Services Switzerland Ltd.	100,000 registered shares CHF 10 per share	10,000	Integra NeuroSciences Holdings B.V.	Switzerland
Integra LifeSciences Services (France) SAS	37,000 common shares, €1 par value	37,000	Integra NeuroSciences Holdings B.V.	France
Integra Luxtec, Inc.	100 shares common stock, no par value	100	Integra Radionics, Inc.	Mass.
Fiber Imaging Technologies, Inc.	900,000 shares common stock, no par value	900,000	Integra Luxtec, Inc.	Mass.
Cathtec, Incorporated	200,000 shares common stock, no par value	200,000	Integra Luxtec, Inc.	Mass.
CardioDyne, Inc.	200,000 shares common stock, no par value	200,000	Integra Luxtec, Inc.	Mass.
LXU Healthcare Inc. — Medical Specialty Products	3,000 shares common stock, $0.01 par value	3,000	Integra Luxtec, Inc.	Delaware
BIMECO, Inc	1,000 shares common stock, $1.00 par value	1,000	LXU Healthcare Inc. — Medical Specialty Products	Florida
IsoTis, Inc.	110,000,000 shares common stock, $0.01 par value	1,000	Integra LifeSciences Corporation	Delaware
IsoTis International SA	62,075,898 CHF 1.00 par value	62,075,898	IsoTis, Inc.	Switzerland
IsoTis NV	€2,000,000 shares, €0.04 par value	19,825,515	IsoTis International SA	Netherlands
IsoTis Tissue Engineering Facility BV	€90,000 shares €1.00 par value	18,000	IsoTis NV	Netherlands
Modex Therapeutics GmbH	25,564.59 shares, €1.00 par value	25,564.59	IsoTis International SA	Germany
IsoTis OrthoBiologics Inc.	110,000,000, shares common stock, $1.00 par value	8,766,584	IsoTis International SA	Washington

		Issued		Jurisdiction of
Company Name	Authorized Shares/Units	Shares/Units	Held By	Formation
Precise Dental Products, Ltd	10,000 common stock	2,000	Integra LifeSciences Corporation	California
Precision Dental International, Ltd.	100,000 common stock	20,000	Integra LifeSciences Corporation	California
Precise Dental Holding Corp.	2,000 shares without par value	50-2/3	Integra LifeSciences Corporation	New Jersey
Precise Dental Internacional, S.A.de C.V.	50,000 shares, par value MN $1.00 (Mexican Peso)	49,500 500	Precise Dental Holding Corp. Precise Dental Products, Ltd.	Mexico
Theken Spine, LLC	Membership interests only	0	Integra LifeSciences Corporation	Ohio
Integra Neurosciences Pty Ltd.	Unlimited	100	Integra NeuroSciences Holdings B.V.	Australia
Integra Neurosciences Pty Ltd.	Unlimited	100	Integra NeuroSciences Holdings B.V.	New Zealand
Minnesota Scientific, Inc.	1,000,000 shares common	941,722	Integra LifeSciences Corporation	Minnesota
Integra Sales, Inc.	1,000 shares common	1,000	Integra LifeSciences Corporation	Delaware
Part (b). Other Equity Investments
None (other than Minority Equity Interests).
Part (c). Voting Trusts or Shareholder Agreements
None.

SCHEDULE 5.09
CERTAIN STOCK ARRANGEMENTS
1.	As of August 2, 2010, options to purchase 1,912,954 shares of common stock of Integra LifeSciences Holdings Corporation are outstanding.
2.	As of August 2, 2010, contract stock grants covering 298,943 shares of common stock of Integra LifeSciences Holdings Corporation are outstanding.
3.	As of August 2, 2010, performance stock grants covering 7,710 shares of common stock of Integra LifeSciences Holdings Corporation are outstanding.
4.	As of August 2, 2010, 1,231,255 restricted units requiring Integra LifeSciences Holdings Corporation to issue 1,231,255 shares of common stock are outstanding.

SCHEDULE 5.13
ENVIRONMENTAL MATTERS
None.

SCHEDULE 5.16
TRANSACTIONS WITH AFFILIATES
Agreements with Affiliates
1.	Integra LifeSciences Corporation, a Loan Party, is a party to a lease agreement with Plainsboro Associates relating to a manufacturing facility in Plainsboro, New Jersey. Ocirne, Inc., a subsidiary of Provco Industries, owns a 50% interest in Plainsboro Associates. Provco’s stockholders are trusts whose beneficiaries include the children of Dr. Caruso, the Chairman and a principal stockholder of Integra LifeSciences Holdings Corporation. Dr. Caruso is the President of Provco Industries.
The lease agreement provides for two leases at the same property through October 31, 2017 at an annual rate of $272,308.64 ($22,692.39 monthly). The lease agreement also provides a ten year option for Integra LifeSciences Corporation to extend the leases from November 1, 2017 through October 31, 2027 at an annual rate of $295,515.36 ($24,626.28 monthly), for the ten year extension period (the rate is fixed for the entire ten year period).
2.	The Borrower entered into an Equipment Lease Agreement with Medicus Corporation as of June 1, 2000. On March 1, 2010, the Company exercised an option to extend the lease agreement through March 31, 2012. The initial June 2000 agreement was subsequently amended on June 29, 2010 to extend the term of the lease to March 31, 2022, with an option to renew through March 31, 2032. The sole stockholder of Medicus Corporation is Provco Ventures I, LP, of which Dr. Caruso serves as partner and president.
3.	See the attached list of intercompany agreements.
Intercompany Loans
4.	Intercompany loans made from time to time under an Intercompany Investment and Pooling Agreement dated as of March 1, 2010 among Integra LifeSciences Shared Services (Ireland) Limited and the Pooling Participants.
5.	Intercompany loans made from time to time under an Intercompany Investment and Pooling Agreement dated as of April 15, 2010 among Integra LifeSciences Corporation and the Pooling Participants.
6.	See the attachment to Schedule 7.03 for list of intercompany loans outstanding as of August 10, 2010.

SCHEDULE 5.18
PENSION PLANS
None.

SCHEDULE 5.23
LABOR MATTERS
Integra LifeSciences Holdings Corporation and its subsidiaries are parties to the following collective bargaining arrangements:
1. GMS, Geselleschaft für Medizinische Sondentechnik mbH has a works council relating to its employees. There are no collective bargaining agreements but two work shop agreements of which the one being of importance deals with general work rules (e.g. weekly working time, breaks, overtime, vacation, sickness, non-paid special leave and the like).
2. Jarit GmbH does not have any collective bargaining agreements. However, certain employment agreements make reference to the collective bargaining agreements of the German metal industry and the subsidiary is complying with the terms of those agreements.
3. Miltex GmbH does not have any collective bargaining agreements. However, certain employment agreements make reference to collective bargaining agreements of the German metal industry and the subsidiary is complying with the terms of those agreements.
4. Newdeal SAS is not a party to a collective bargaining agreement. However, certain employment agreements made reference to the collective bargaining agreements of the Métallurgie du Rhone and the subsidiary is complying with certain terms of those agreements.
5. Integra LifeSciences Services (France) SAS falls under the Collective Bargaining Agreement (Pharmacie — produits à usage pharmaceutique, para-pharmaceutique & veterinarie (Fabrication et Commerce)).
6. Integra NeuroSciences Implants (France) SA is a party to a collective bargaining agreement.
7. Precise Dental Internacional S.A. de C.V. is a party to a collective bargaining agreement.

SCHEDULE 5.25
MATERIAL CONTRACTS
1.	Indenture, dated as of June 11, 2007 among Integra LifeSciences Holdings Corporation, Integra LifeSciences Corporation and Wells Fargo Bank, N.A., as trustee, relating to the 2.375% Senior Convertible Notes due 2012.
2.	Intercompany Notes evidencing indebtedness in excess of $15 million and listed on Schedule 7.03.

SCHEDULE 7.01
EXISTING LIENS
1.	See Attachment.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
2010 Lien Search Results
(Conducted with CT Corporation)

Debtor	Secured Party	Jurisdiction	File Date	File Number	Brief Collateral Description
BORROWER
Integra LifeSciences Holdings Corporation	Bank of America, N.A., as Administrative Agent	Delaware Secretary of State	12-23-05 06-14-06	54000429 62030468	Blanket Lien Amendment adding collateral to Schedule I
SUBSIDIARY GUARANTORS
EndoSolutions, Inc.	Bank of America, N.A., as Administrative Agent	Delaware Secretary of State	06-14-06	62032233	Blanket Lien
Integra LifeSciences Corporation	Bank of America, N.A., as Administrative Agent	Delaware Secretary of State	12-23-05	54000510	Blanket Lien
09-01-06 01-03-08 01-25-08 08-29-08 01-22-09	63062148 80033272 80304715 82949210 90219839	Amendment adding collateral to Schedule I
Amendment adding collateral to Schedule I
Amendment adding collateral to Schedule I
Amendment adding collateral to Schedule I
					Amendment adding collateral to Schedule I

Debtor	Secured Party	Jurisdiction	File Date	File Number	Brief Collateral Description
Integra LifeSciences Corporation	Canon Financial Services	Delaware Secretary of State	04-10-06	61195973	Specified equipment
Integra LifeSciences Corporation	Canon Financial Services	Delaware Secretary of State	09-26-06	63322500	Specified equipment
Integra LifeSciences Corporation	Canon Financial Services	Delaware Secretary of State	12-12-06	64342861	Specified equipment
Integra LifeSciences Corporation	Canon Financial Services	Delaware Secretary of State	02-13-07	70575190	Specified equipment
Integra LifeSciences Corporation	Canon Financial Services	Delaware Secretary of State	06-29-07	72489796	Specified equipment
Integra LifeSciences Corporation	Canon Financial Services	Delaware Secretary of State	07-24-07	72775145	Specified equipment
Integra LifeSciences Corporation	Canon Financial Services	Delaware Secretary of State	11-27-07	74485966	Specified equipment
Integra LifeSciences Corporation	Canon Financial Services	Delaware Secretary of State	07-02-08	82276150	Specified equipment
Integra LifeSciences Corporation	Canon Financial Services	Delaware Secretary of State	04-15-10	01313075	Specified equipment
Integra Luxtec, Inc.	Bank of America, N.A., as Administrative Agent	Massachusetts Secretary of State	06-08-07	200757482540	Blanket Lien
Integra Luxtec, Inc.	CIT Technology Financing Services, Inc.	Massachusetts Secretary of State	10-23-08	200869094800	Specified collateral pursuant to lease
Integra Neurosciences (International), Inc.	Bank of America, N.A., as Administrative Agent	Delaware Secretary of State	12-23-05	54002060	Blanket Lien
Integra Radionics, Inc.	Bank of America, N.A., as Administrative Agent	Delaware Secretary of State	12-23-05 02-24-06	54000409 60664714	Blanket Lien Amendment adding collateral to Schedule I
IsoTis Orthobiologics, Inc.	Bank of America, N.A., as Administrative Agent	Washington Secretary of State	11-30-07	200733860753	Blanket Lien

Debtor	Secured Party	Jurisdiction	File Date	File Number	Brief Collateral Description
J. Jamner Surgical Instruments, Inc.	Bank of America, N.A., as Administrative Agent	Delaware Secretary of State	12-23-05	54001385	Blanket Lien
Miltex, Inc.	Bank of America, N.A., as Administrative Agent	Delaware Secretary of State	06-14-06	62031425	Blanket Lien
Minnesota Scientific, Inc.	US Bancorp	Minnesota Secretary of State	05-23-06	200612045934	Specified collateral pursuant to lease
Minnesota Scientific, Inc.	US Bancorp	Minnesota Secretary of State	03-21-07	200715995488	Specified collateral pursuant to lease
Minnesota Scientific, Inc.	Bank of America, N.A., as Administrative Agent	Minnesota Secretary of State	01-22-09	200914681125	Blanket Lien
Minnesota Scientific, Inc.	US Bancorp	Minnesota Secretary of State	11-25-09	200918160872	Specified collateral pursuant to lease
Theken Spine, LLC	Apple Financial Services	Ohio Secretary of State	08-14-07	OH00118257377	Specified collateral pursuant to lease
Theken Spine, LLC	Bank of America, N.A., as Administrative Agent	Ohio Secretary of State	08-29-08	OH00129339526	Blanket Lien

SCHEDULE 7.02
EXISTING INVESTMENTS (Other than Minority Equity Interests)
1.	The equity investments made prior to the Closing Date in subsidiaries of the Borrower as set forth in Schedule 5.08(a).

SCHEDULE 7.03
EXISTING INDEBTEDNESS
7.03(b) Indebtedness
1.	$165 million of Integra LifeSciences Holdings Corporation 2.375% Senior Convertible Notes due 2012.
7.03(e) Intercompany Loans
1.	Intercompany loans made from time to time under an Intercompany Investment and Pooling Agreement dated as of March 1, 2010 among Integra LifeSciences Shared Services (Ireland) Limited and the Pooling Participants.
2.	Intercompany loans made from time to time under an Intercompany Investment and Pooling Agreement dated as of April 15, 2010 among Integra LifeSciences Corporation and the Pooling Participants.
3.	See the attached list of other intercompany loans outstanding as of August 10, 2010.

	Loan	Repaid
Ref	Date	Date	Borrower	Lendor		Amount
H	5.12.06		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$101,000,000.00
I	7.05.06		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$6,000,000.00
L	7.31.06		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$39,515,000.00
P	12.31.06		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$48,943,866.58
W	05.07.07		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$30,000,000.00
X	05.11.07		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$4,000,000.00
AG	12.28.07		Integra LifeSciences Corporation	Integra LifeSciences Holdings	USD	$3,500,000.00
AO	07.28.08		Integra LifeSciences Corporation	Integra LifeSciences Holdings	USD	$75,000,000.00
BJ	07.28.08		Integra LifeSciences Corporation	Integra LifeSciences Holdings	USD	$5,000,000.00
BV	11.30.09		Integra LifeSciences Corporation	Integra LifeSciences Holdings	USD	$15,000,000.00

						$327,958,866.58	subtotal

AJ	12.13.07		Integra LifeSciences Corporation	LXU Healthcare, Inc	USD	$1,000,000.00
BW	11.30.09		Integra LifeSciences Corporation	Integra LifeSciences (Ireland) Ltd	USD	$5,760,000.00
BX	11.30.09		Integra LifeSciences Corporation	Integra LifeSciences (Ireland) Ltd	EUR	€8,160,000.00

						€8,160,000.00	subtotal

B	12.22.04		J. Jamner Surgical Instruments, Inc.	Integra LifeScience Holdings	USD	$24,000,000.00
Q	12.31.06		Integra Radionics	Integra LifeSciences Corporation	USD	$4,966,897.00
CB	05.07.07		Integra Radionics	Integra LifeSciences Corporation	USD	$30,000,000.00

						$34,966,897.00	subtotal

BN	03.30.09		Integra Luxtec	Bimeco, Inc	USD	$8,902.14
BO	03.30.09		Integra Luxtec	LXU Healthcare, Inc	USD	$570,835.97

						$579,738.11	subtotal

CC	03.22.10		Isotis Orthobiologics, Inc	Isotis International SA	EUR	€3,900,000.00
AP	08.01.08		Theken Spine, LLC	Integra LifeSciences Corporation	USD	$75,000,000.00
BL	02.10.09		Theken Spine LLC	Integra LifeSciences Corporation	USD	$3,924,467.94
BR	09.11.09		Theken Spine LLC	Integra LifeSciences Corporation	USD	$9,270,001.53
BT	09.11.09		Theken Spine LLC	Integra LifeSciences Corporation	USD	$254,100.00
AQ	08.12.08		Theken Spine, LLC	Integra LifeSciences Corporation	USD	$2,000,000.00
AS	08.12.08		Theken Spine, LLC	Integra LifeSciences Corporation	USD	$150,000.00
AR	08.12.08		Theken Spine, LLC	Integra LifeSciences Corporation	USD	$250,000.00

						$90,848,569.47	subtotal

K	7.05.06		Integra LifeScience (Canada) Holdings Inc	Integra LifeSciences Corporation	USD	$5,761,094.61

	Loan	Repaid
Ref	Date	Date	Borrower	Lendor		Amount
CE	05.10.10		GMS mbh	Integra LifeSciences Shared Services (Ireland) Limited	EUR	€1,300,000.00
CF	05.10.10		Integra NeuroSciences GmbH	Integra LifeSciences Shared Services (Ireland) Limited	EUR	€1,300,000.00
BD	12.16.08		ILS Services Switzerland Ltd.	Integra LifeSciences Shared Services (Ireland) Limited	EUR	€500,000.00
CG	05.10.10		Integra LifeSciences (Ireland) Mfg	Integra LifeSciences Shared Services (Ireland) Limited	EUR	€10,000,000.00
A	12.21.04		Integra LifeScience Holdings SAS	Integra LifeSciences (France) LLC	EUR	€20,000,000.00
O	10.03.06		Integra NeuroSciences Holdings BV	Integra LifeSciences Corporation	EUR	€105,000.00
CD	05.10.10		Integra NeuroSciences Holdings BV	Integra LifeSciences Shared Services (Ireland) Limited	EUR	€4,346,361.71

						€4,451,361.71

SCHEDULE 10.02
ADMINISTRATIVE AGENT’S OFFICE,
CERTAIN ADDRESSES FOR NOTICES
BORROWER:
Integra LifeSciences Corporation
311 Enterprise Drive
Plainsboro, NJ 08356
Attention: David B. Holtz, Senior Vice President of Finance
Telephone: 609-936-2334
Telecopier: 609-799-3297

Electronic Mail:	david.holtz@integra-ls.com

with copies to:	Integra LifeSciences Corporation
311 Enterprise Drive
Plainsboro, NJ 08356
Attention: General Counsel
Telephone: 609-936-2238
Facsimile: 609-275-9006
E-mail: rgorelick@integra-ls.com
ADMINISTRATIVE AGENT:
Administrative Agent’s Office (for payments and Requests for Credit Extensions):
Bank of America, N.A.
101 North Tryon Street
Mail Code: NC1-001-04-39
Charlotte, NC 28255
Attention: Amanda Cheney
Telephone: 980-387-2482
Telecopier: 704-264-2534
Electronic Mail: amanda.s.cheney@baml.com
Wiring Instructions:

Bank of America, N.A. New York, New York
ABA No.:	026009593
Account No.:	1366212250600
Account Name:	Corporate Credit Services
Reference:	Integra LifeSciences

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
1455 Market Street
Mail Code: CA5-701-05-19
San Francisco, CA 94103
Attention: Kevin Ahart
Telephone: 415-436-2750
Telecopier: 415-503-5000
Electronic Mail: kevin.ahart@baml.com
L/C ISSUER:

Primary Contact:

Bank of America, N.A.
Standby Letters of Credit Department
1000 West Temple Street
Mail Code: CA9-705-07-05
Los Angeles, CA 90012-1514
Attention: Stella Rosales
Telephone: 213-481-7828
Telecopier: 213-580-8441
Electronic Mail: stella.rosales@baml.com
Secondary Contact:

Bank of America, N.A.
Standby Letters of Credit Department
1000 West Temple Street
Mail Code: CA9-705-07-05
Los Angeles, CA 90012-1514
Attention: Hermann Schutterle
Telephone: 213-481-7826
Telecopier: 213-580-8441
Electronic Mail: hermann.schutterle@baml.com
SWING LINE LENDER:
Bank of America, N.A.
101 North Tryon Street
Mail Code: NC1-001-04-39
Charlotte, NC 28255
Attention: Amanda Cheney
Telephone: 980-387-2482
Telecopier: 704-264-2534
Electronic Mail: amanda.s.cheney@baml.com

Wiring Instructions:

Bank of America, N.A. New York, New York
ABA No.:	026009593
Account No.:	1366212250600
Account Name:	Corporate Credit Services
Reference:	Integra LifeSciences

EXHIBIT A
FORM OF LOAN NOTICE
Date:                     ,
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of August 10, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The undersigned hereby requests (select one):

☐	A Borrowing of Term Loans

☐	A Borrowing of Revolving Credit Loans

☐	A conversion or continuation of Term Loans

☐	A conversion or continuation of Revolving Credit Loans
1.	On (a Business Day).

2.	In the amount of $ .

3.	Comprised of .
[Type of Loan requested: Base Rate Loan or Eurodollar Rate Loan]
4.	For Eurodollar Rate Loans: with an Interest Period of months.
The Revolving Credit Borrowing, if any, requested herein complies with the proviso to the first sentence of Section 2.01(b) of the Agreement.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation

By:
Name:
Title:
Form of Loan Notice

A-1

EXHIBIT B
FORM OF SWING LINE LOAN NOTICE
Date:                     ,

To:	Bank of America, N.A., as Swing Line Lender
Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of August 10, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The undersigned hereby requests a Swing Line Loan:
1.	On (a Business Day).
2.	In the amount of $ .
The Swing Line Borrowing requested herein complies with the requirements of the proviso to the first sentence of Section 2.04(b) of the Agreement.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation

By:
Name:
Title:
Form of Swing Line Loan Notice

B-1

EXHIBIT C-1
FORM OF TERM NOTE
_____________
FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                                          or registered assigns permitted by the Agreement (as hereinafter defined) (the “Lender”), in accordance with the provisions of the Agreement, the principal amount of the Term Loan made by the Lender to the Borrower under that certain Amended and Restated Credit Agreement, dated as of August 10, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The Borrower promises to pay interest on the unpaid principal amount of the Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
This Term Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term Note is also entitled to the benefits of the Subsidiary Guaranty and is secured by the Collateral. If one or more of the Events of Default specified in the Agreement occurs and is continuing, all amounts then remaining unpaid on this Term Note shall become under certain circumstances, or may be declared to be, immediately due and payable all as provided in the Agreement. The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Term Loan and payments with respect thereto.
The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.
Form of Term Note

C-1-1

THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation

By:
Name:
Title:
Form of Term Note

C-1-2

TERM LOAN AND PAYMENTS WITH RESPECT THERETO

					Amount of	Outstanding
				End of	Principal or	Principal
	Type of	Amount of	Maturity	Interest	Interest Paid	Balance This	Notation
Date	Loan Made	Loan Made	Date	Period	This Date	Date	Made By

Form of Term Note

C-1-3

EXHIBIT C-2
FORM OF REVOLVING CREDIT NOTE
_________
FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                                          or registered assigns permitted by the Agreement (as hereinafter defined) (the “Lender”), in accordance with the provisions of the Agreement, the principal amount of each Revolving Credit Loan from time to time made by the Lender to the Borrower under that certain Amended and Restated Credit Agreement, dated as of August 10, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
This Revolving Credit Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Revolving Credit Note is also entitled to the benefits of the Subsidiary Guaranty and is secured by the Collateral. This Revolving Credit Note is issued in replacement of a Note dated December 22, 2005 issued to the Lender pursuant to the Existing Credit Agreement (the “Original Note”), and does not effect any refinancing or extinguishment of the indebtedness and obligations of such Original Note and is not a novation but is a replacement of such Original Note. If one or more of the Events of Default specified in the Agreement occurs and is continuing, all amounts then remaining unpaid on this Revolving Credit Note shall become under certain circumstances, or may be declared to be, immediately due and payable all as provided in the Agreement. Revolving Credit Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, amount and maturity of its Revolving Credit Loans and payments with respect thereto.
The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.
Form of Revolving Credit Note

C-2-1

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation

By:
Name:
Title:
Form of Revolving Credit Note

C-2-2

REVOLVING CREDIT LOANS AND PAYMENTS WITH RESPECT THERETO

					Amount of	Outstanding
				End of	Principal or	Principal
	Type of	Amount of	Maturity	Interest	Interest Paid	Balance This	Notation
Date	Loan Made	Loan Made	Date	Period	This Date	Date	Made By

Form of Revolving Credit Note

C-2-3

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:                     ,

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of August 10, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The undersigned Responsible Officer hereby certifies, solely in his/her capacity as an officer of the Borrower, as of the date hereof that he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1. I have reviewed the most recent year-end audited financial statements, complete and correct copies of which are attached hereto as Schedule 1, required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower and its Consolidated Subsidiaries ended as of the above date, together with the reports and opinions of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1. I have reviewed the unaudited financial statements, complete and correct copies of which are attached hereto as Schedule 1, required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower and its Consolidated Subsidiaries ended as of the above date.
2. Based on my knowledge, the financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the financial statements.
3. Based on my knowledge, the financial statements, and other financial information included in this Certificate, fairly present in all material respects the consolidated financial condition, results of operations and cash flows of the Borrower and its Consolidated Subsidiaries and the combined financial condition, results of operations and cash flows of the Borrower and its Consolidated Subsidiaries, each in accordance with GAAP as of, and for, the period presented in the financial statements, subject only to normal year-end audit adjustments, formatting requirements and the absence of footnotes.
Form of Compliance Certificate

4. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower and its Consolidated Subsidiaries during the accounting period covered by the attached financial statements.
5. A review of the activities of the Borrower and its Consolidated Subsidiaries during the accounting period covered by the attached financial statements has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and its Consolidated Subsidiaries performed and observed all their Obligations under the Loan Documents, and
[select one:]
[to the best knowledge of the undersigned during such fiscal period, the Borrower and its Consolidated Subsidiaries performed and observed each covenant and condition of the Loan Documents applicable to it and no Default under the financial covenants set forth in the Loan Documents occurred or is continuing.]
—or—
[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
[6. Attached as Schedule 3 to this Certificate are (a) supplements to Schedules 5.08, 5.23 and 5.25 of the Agreement and (b) supplements required by Section 4.14 of the Security Agreement and Section 4.1(b) of the Pledge Agreement.]
[7. After giving effect to the supplements to Schedules 5.08, 5.23 and 5.25 of the Agreement, supplements required by Section 4.14 of the Security Agreement and Section 4.1(b) of the Pledge Agreement delivered herewith,] the representations and warranties contained in Article V of the Agreement, Article III of the Security Agreement and Article III of the Pledge Agreement, as applicable, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Certificate is delivered and the references to Schedules shall be deemed to refer to the most updated supplements to the Schedules furnished pursuant to subsection (b) of Section 6.02 of the Agreement.
8. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate in all material respects on and as of the date of this Certificate.
Form of Compliance Certificate

9. All future synergies, cost savings and restructuring charges included in the calculation of Consolidated EBITDA either (a) have been determined by the Company to be permitted to be included as pro forma adjustments under Article 11 of Regulation S-X or (b) are otherwise permitted under clause (b) of the definition of Permitted Cost Savings” found in the Credit Agreement..
10. The Consolidated EBITDA during the four consecutive fiscal quarters most recently ended of all Domestic Subsidiaries that are designated as Excluded Subsidiaries does not exceed five percent (5.0%) of the Consolidated EBITDA during such period of the Borrower and its consolidated Domestic Subsidiaries.
IN WITNESS WHEREOF, the undersigned Responsible Officer has executed this Certificate solely in his/her capacity as an officer of the Borrower as of                     ,      .

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation

Name:
Responsible Officer
Form of Compliance Certificate

For the Quarter/Year ended                     (“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
Financial Certificates
Form of Compliance Certificate

For the Quarter/Year ended                     (“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)
I. Maximum Consolidated Total Leverage Ratio (Section 7.17(a))

A. Consolidated Funded Indebtedness of the Borrower and its Consolidated Subsidiaries at Statement Date:

(1) Consolidated Funded Indebtedness of the Borrower and its Consolidated Subsidiaries at Statement Date:	$

(2) Unrestricted cash as set forth on the most recent balance sheet in excess of $40,000,000:	$

(3) Consolidated Funded Indebtedness of the Borrower and its Consolidated Subsidiaries (Line I.A.1 - Line I.A.2):	$

B. Consolidated EBITDA for four consecutive fiscal quarters most recently ended (the “Subject Period”):

(1) Consolidated EBITDA of the Borrower and its Consolidated Subsidiaries for the Subject Period:

i. Consolidated Net Income for Subject Period:	$
ii. Consolidated Interest Charges for Subject Period, to the extent deducted in calculating Consolidated Net Income in item (i):	$
iii. Provision for federal, state, local and foreign income taxes for Subject Period, to the extent deducted in calculating Consolidated Net Income in item (i):	$
iv. Depreciation expenses deducted in determining such Consolidated Net Income for Subject Period, to the extent deducted in calculating Consolidated Net Income in item (i):	$
v. Amortization expenses deducted in determining such Consolidated Net Income for Subject Period, to the extent deducted in calculating Consolidated Net Income in item (i):	$
vi. Other expenses and all equity compensation charges reducing Consolidated Net Income which do not represent a cash item for Subject Period or any future period, to the extent deducted in calculating Consolidated Net Income in item (i):
$
Form of Compliance Certificate

vii. Permitted Cost Savings for Subject Period:	$
viii. Federal, state, local and foreign income tax credits of the Borrower and its Consolidated Subsidiaries for Subject Period, to the extent included in calculating Consolidated Net Income in item (i):
$
ix. All non-cash items increasing Consolidated Net Income for Subject Period:	$
x. Consolidated EBITDA (Line I.B.1.i + Line I.B.1.ii + Line I.B.1.iii + Line I.B.1.iv + Line I.B.v + Line I.B.1.vi + Line I.B.1.vii - Line I.B.1.viii - Line I.B.ix):	$

C. Consolidated Total Leverage Ratio for the Subject Period (Line I.A.3 ÷ Line I.B.1.x)		to 1.00

Maximum permitted:

Maximum Consolidated Total Leverage
Date of Determination	Ratio
Closing Date through March 31, 2012	3.75 to 1.00
June 30, 2012 and thereafter	3.50 to 1.00
II. Minimum Consolidated Fixed Charge Coverage Ratio (Section 7.17(c))

A. Consolidated EBITDAR of the Borrower and its Consolidated Subsidiaries:

(1) Consolidated EBITDA of the Borrower and its Consolidated Subsidiaries for the Subject Period (Line I.B.1.x):	$

(2) Rental Expense for the Borrower and its Consolidated Subsidiaries, to the extent deducted in calculating Consolidated Net Income in Line I.B.1.i.:	$

(3) Consolidated EBITDAR (Line II.A.1.+Line II.A.2.):	$

B. Consolidated Capital Expenditures in excess of $40,000,000 for the Subject Period:	$
Form of Compliance Certificate

C. Consolidated Fixed Charges of the Borrower and its Consolidated Subsidiaries for the Subject Period:

(1) Consolidated Cash Interest Charges for Subject Period:	$

(2) Consolidated Scheduled Debt Payments for Subject Period:	$

(3) Consolidated Cash Taxes for Subject Period:	$

(4) Rental Expense for Subject Period:	$

(5) Consolidated Fixed Charges (Line II.C.1. + Line II.C.2 + Line II.C.3 + Line II.C.4):	$

C. Consolidated Fixed Charge Coverage Ratio ((Line II.A.3 - Line II.B) ÷ Line II.B.5):		to 1.00

Minimum permitted:		2.00 to 1.00
III. Consolidated Capital Expenditures (Section 7.18)

A. Consolidated Capital Expenditures made during fiscal year to date:	$

B. Consolidated Capital Expenditures that could have been made during prior fiscal year but which were not made:	$

C. 10.0% of the revenues of the Borrower and its consolidated Subsidiaries during the immediately preceding fiscal year (based upon the audited financial statements):	$

D. Maximum permitted Consolidated Capital Expenditures (Line III.C + Line III.B):	$

E. Excess (deficient) for covenant compliance (Line III.D - Line III.A):	$
Form of Compliance Certificate

SCHEDULE 3
to the Compliance Certificate
Supplements to Schedules 5.08, 5.23 and 5.25
Form of Compliance Certificate

EXHIBIT E
FORM OF ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities5) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant

[1]
For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]
For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.

[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

[5]	Include all applicable subfacilities.
Form of Assignment and Assumption

thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.
1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]
3.	Borrower: Integra LifeSciences Holdings Corporation, a Delaware corporation
4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Amended and Restated Credit Agreement, dated as of August 10, 2010, among Integra LifeSciences Holdings Corporation (the “Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
6.	Assigned Interest[s]:

			Aggregate		Percentage
			Amount of	Amount of	Assigned of
		Facility	Commitment/Loans	Commitment/Loans	Commitment/		CUSIP
Assignor[s][6]	Assignee[s][7]	Assigned[8]	for all Lenders[9]	Assigned	Loans[10]		Number
			$	$		%
			$	$		%
			$	$		%
[7.	Trade Date: ][11]

[6]	List each Assignor, as appropriate.

[7]	List each Assignee, as appropriate.

[8]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment”, “Term Commitment”, etc.).

[9]
Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[10]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
Form of Assignment and Assumption

Effective Date:                     , 20      [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:

Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:

Name:
Title:

[11]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
Form of Assignment and Assumption

[Consented to and][12] Accepted:

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:
Name:
Title:

[Consented to:][13]

[BORROWER]

By:
Name:
Title:

[12]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

[13]	To be added to the extent the consent of the Borrower and/or other parties (e.g. L/C Issuer and Swing Line Lender) is required by the terms of the Credit Agreement.
Form of Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1. Representations and Warranties.
1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section  _____  thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
Form of Assignment and Assumption

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.
3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.
Form of Assignment and Assumption

EXHIBIT F
FORM OF SUBSIDIARY GUARANTY AGREEMENT
See attached
Form of Subsidiary Guaranty Agreement

F-1

AMENDED AND RESTATED
SUBSIDIARY GUARANTY AGREEMENT
This AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT, dated as of August 10, 2010 as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by each of the Persons (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I) listed on the signature pages hereof (such Persons, together with the Additional Guarantors (as defined in Section 5.6) are collectively referred to as the “Guarantors” and individually as a “Guarantor”), in favor of BANK OF AMERICA, N.A., as administrative and collateral agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties.
W I T N E S S E T H:
WHEREAS, the Guarantors have entered into that certain Subsidiary Guaranty Agreement dated as of December 22, 2005 (as amended, supplemented or modified from time to time prior to the date hereof, the “Existing Guaranty Agreement”), pursuant to which the Guarantors have guaranteed the payment and performance of the obligations of Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Borrower”) under that certain Credit Agreement (the “Existing Credit Agreement”) dated as of December 22, 2005, among the Borrower, the lenders from time to time party thereto and the Administrative Agent (the “Existing Guaranty”); and
WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended by that certain Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto and the Administrative Agent; and
WHEREAS, each of the Guarantors is a Subsidiary of the Borrower and will receive substantial direct and indirect benefits from the Credit Agreement and the Credit Extensions and other financial accommodations to be made or issued thereunder;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to continue to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Guarantor agrees, for the benefit of each Secured Party, as follows:
ARTICLE I
DEFINITIONS
1.1 Definitions. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
“Additional Guarantors” is defined in Section 5.6(b).
“Administrative Agent” is defined in the preamble.
“Agreement” is defined in the preamble.
“Borrower” is defined in the first recital.
“Credit Agreement” is defined in the first recital.
“Excluded Subsidiary Guarantors” means those Subsidiary Guarantors (as defined in the Existing Guaranty Agreement) that are party to the Existing Guaranty Agreement and that are classified as Excluded Subsidiaries in the Credit Agreement as of the Closing Date.
“Existing Credit Agreement” is defined in the first recital.
“Existing Guaranty” is defined in the first recital.
“Existing Guaranty Agreement” is defined in the first recital.
“Guaranteed Obligations” is defined in Section 2.1.
“Guarantor” and “Guarantors” are defined in the preamble.
“Indemnitee” is defined in Section 5.4(a).
“Loan Documents” is defined in the Credit Agreement.
“Obligations” is defined in the Credit Agreement.
“Other Taxes” is defined in the Credit Agreement.
“Post Petition Interest” is defined in Section 2.4(b)(ii).
“Subordinated Obligations” is defined in Section 2.4(b).
“Taxes” is defined in the Credit Agreement.
“Termination Date” means the date on which the latest of the following events occurs:
(a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Agreement (other than contingent indemnification obligations);
(b) the termination or expiration of the Availability Period; and
(c) the termination or expiration of all Letters of Credit and all Secured Swap Contracts.

1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
1.3 Other Interpretive Provisions. The rules of construction in Sections 1.02 to 1.06 of the Credit Agreement shall be equally applicable to this Agreement.
ARTICLE II
GUARANTY
2.1 Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, all reasonable fees, charges and disbursements of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.
(b) Each Guarantor, and by its acceptance of this Agreement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Agreement and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Law to the extent applicable to this Agreement and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Agreement at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Agreement not constituting a fraudulent transfer or conveyance.
(c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Agreement or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by Law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

2.2 Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Agreement are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. This Agreement is an absolute and unconditional guaranty of payment when due, and not of collection, by each Guarantor jointly and severally with any other Guarantor of the Guaranteed Obligations. The liability of each Guarantor under this Agreement shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:
(a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
(c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;
(e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other Loan Party or its assets or any resulting release or discharge of any Guaranteed Obligation;
(f) the existence of any claim, setoff or other right which any Guarantor may have at any time against any Loan Party, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transaction;
(g) any invalidity or unenforceability relating to or against the Borrower or any other Loan Party for any reason of the whole or any provision of any Loan Document, or any provision of applicable Law purporting to prohibit the payment or performance by the Borrower of the Guaranteed Obligations;

(h) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);
(i) the failure of any other Person to execute or deliver this Agreement or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
(j) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.
This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.
2.3 Waivers and Acknowledgments.
(a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.
(b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Agreement and acknowledges that this Agreement is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
(c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of setoff or counterclaim against or in respect of the Obligations of such Guarantor hereunder.
(d) Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Agreement, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable Law.

(e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.
(f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2.2 and this Section 2.3 are knowingly made in contemplation of such benefits.
2.4 Subordination. (a) Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Guarantor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution (pursuant to Section 2.1(c) or otherwise) or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Guarantor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Guarantor or any other insider guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Termination Date has occurred.
(b) Each Guarantor hereby agrees that any and all debts, liabilities and other obligations owed to such Guarantor by each other Loan Party, including pursuant to Section 2.1(c) (collectively, the “Subordinated Obligations”), are hereby subordinated to the prior payment in full in cash of the Obligations of such other Loan Party under the Loan Documents to the extent and in the manner hereinafter set forth in this Section 2.4(b):
(i) Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), each Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(ii) In any proceeding under any Debtor Relief Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Debtor Relief Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) of each other Loan Party before such Guarantor receives payment of any Subordinated Obligations of such other Loan Party.
(iii) After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of any Subordinated Obligations due to such Guarantor from any other Loan Party as trustee for the Secured Parties and deliver such payments to the Administrative Agent for application to the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Agreement.
(iv) After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (A) in the name of any Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations due to such Guarantor and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (B) to require any Guarantor (1) to collect and enforce, and to submit claims in respect of, Subordinated Obligations due to such Guarantor and (2) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).
(v) In the event of any conflict between the provisions of this Section 2.4(b) and the provisions of Annex A of any Pledged Note (as defined in the Pledge Agreement), the provisions of such Annex A shall govern.
(c) If any amount shall be paid to any Guarantor in violation of this Section 2.4 at any time prior to the Termination Date, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Agreement thereafter arising.
(d) If the Termination Date shall have occurred, the Administrative Agent will, at any Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Agreement.

2.5 Payments Free and Clear of Taxes, Etc. (a) Any and all payments made by any Guarantor under or in respect of this Agreement or any other Loan Document shall be made, in accordance with Section 3.01 of the Credit Agreement, free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if any Guarantor shall be required by any Laws to deduct any Taxes (including Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.5), each of the Administrative Agent, Lender or the L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions, and (iii) such Guarantor shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with Law.
(b) Without limiting the provisions of subsection (a) above, each Guarantor shall timely pay any Other Taxes that arise from any payment made by or on behalf of such Guarantor under or in respect of this Agreement or any other Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement and the other Loan Documents to the relevant Governmental Authority in accordance with Law.
(c) Each Guarantor shall indemnify the Administrative Agent, each Lender and the L/C Issuer, within (ten) 10 days after demand therefor, for the full amount of Indemnified Taxes or Other Taxes (including any Indemnified Taxes or Other Taxes imposed or asserted or attributable to amounts payable under this Section 2.5) paid by the Administrative Agent, such Lender or L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate certifying the amount of such payment or liability delivered to a Guarantor by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.
(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Guarantor to a Governmental Authority, such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Guarantor hereby makes each representation and warranty made in the Loan Documents by the Borrower with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:
3.1 No Conditions Precedent. There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

3.2 Independent Credit Analysis. Such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.
ARTICLE IV
COVENANTS
4.1 Performance of Loan Documents. Each Guarantor covenants and agrees that until the Termination Date, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Borrower has agreed to cause such Guarantor or such Subsidiaries to perform or observe.
ARTICLE V
MISCELLANEOUS PROVISIONS
5.1 Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
5.2 No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by the Law.
5.3 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (in whatever currency) at any time owing by, such Secured Party or any such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Agreement or any other Loan Documents to such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such Obligations of such Guarantor may be contingent or unmatured or are owed to a branch or office of such Secured Party different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Secured Party and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Secured Party or their respective Affiliates may have. Each Secured Party agrees to notify such Guarantor and the Administrative Agent promptly after any such setoff and application; provided, that the failure to give such notice shall not affect the validity of such setoff and application.

5.4 Indemnification. (a) Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Agreement, each Guarantor shall indemnify the Administrative Agent (and any sub-agent thereof), each other Secured Party, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee; provided, that, as long as no Default exists, the Guarantors shall engage and pay for defense counsel that is reasonably acceptable to the Administrative Agent in connection with claims brought by third parties and the other Secured Parties may engage separate counsel under such circumstances at their own expense (it being understood that upon the occurrence of an Event of Default, all counsel shall be at the cost and expense of Guarantors), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.
(b) Each Guarantor hereby also agrees that none of the Indemnitees shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact, and each Guarantor hereby agrees not to assert any claim against any Indemnitee on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of or otherwise relating to the Loans, the actual or proposed use of the proceeds of the Credit Extensions, the Loan Documents or any of the transactions contemplated by the Loan Documents.
(c) All amounts due under this Section 5.4 shall be payable not later than ten Business Days after demand therefor.
(d) Without prejudice to the survival of any of the other agreements of any Guarantor under this Agreement or any of the other Loan Documents, the agreements and obligations of each Guarantor contained in Section 2.1(a) (with respect to enforcement expenses), the last sentence of Section 2.2, Section 2.5 and this Section 5.4 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Agreement.

5.5 Continuing Guaranty. This Agreement is a continuing agreement and shall: (a) remain in full force and effect until the Termination Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns.
5.6 Amendments, etc.; Additional Guarantors; Successors and Assigns. (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and, with respect to any such amendment, by the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(b) Upon the execution and delivery by any Person of a Joinder Agreement in substantially the form of Exhibit G to the Credit Agreement, such Person shall be referred to as an “Additional Guarantor” and shall be and become a Guarantor, and each reference in this Agreement to “Guarantor” shall also mean and be a reference to such Additional Guarantor.
(c) This Agreement shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of the Administrative Agent and each other Secured Party and their respective successors, transferees and assigns; provided, however, that no Guarantor may assign its obligations hereunder without the prior written consent of the Administrative Agent.
5.7 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by telecopier to each party hereto at the address set forth in Section 10.02 of the Credit Agreement (with any notice to a Guarantor being delivered to such Guarantor in care of the Borrower). All such notices and other communications shall be deemed to be given or made at the times provided in Section 10.02 of the Credit Agreement.
5.8 Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
5.9 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.10 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

5.11 Governing Law, Etc. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b) EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c) EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.7. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

5.12 Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
5.13 Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEONS WRITTEN AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
5.14 Release of Guarantor. Upon any Disposition of all of the outstanding Equity Interests of any Guarantor (whether direct or indirect) permitted by Section 7.05 of the Credit Agreement, the Administrative Agent will, pursuant to Section 9.10 of the Credit Agreement, at the Borrower’s expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the release of such Guarantor from its obligations hereunder.
5.15 Amendment and Restatement.
(a) The Guarantors and the Administrative Agent on behalf of the Secured Parties hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Guaranty Agreement which in any manner govern or evidence the obligations arising hereunder, the rights and interests of the Secured Parties and any terms, conditions or matters related to any thereof, shall be and hereby are amended and restated in their entirety by the terms, conditions and provisions of this Agreement, and the terms and provisions of the Existing Guaranty Agreement, except as otherwise expressly provided herein, shall be superseded by this Agreement.

(b) Notwithstanding this amendment and restatement of the Existing Guaranty Agreement, including anything in this Section 5.15 except as set forth in Section 5.15(c) below, (i) all of the indebtedness, liabilities and obligations owing by the Guarantors under the Existing Guaranty Agreement shall continue as obligations hereunder and thereunder and shall be and remain secured by this Agreement, (ii) the Existing Guaranty shall continue hereunder, and (iii) this Agreement is given as a substitution of, and not as a payment of the indebtedness, liabilities and obligations of the Guarantors under the Existing Guaranty Agreement and neither the execution and delivery of this Agreement nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Guaranty Agreement or the Existing Guaranty created thereunder.
(c) Effective as of the Closing Date, the Administrative Agent, on behalf of the Secured Parties, hereby unconditionally releases the Excluded Subsidiary Guarantors from the Existing Guaranty.
[Signature Pages Follow]

IN WITNESS WHEREOF, each Guarantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation
INTEGRA LIFESCIENCES CORPORATION, a Delaware corporation

By:

	Name:	John B. Henneman, III
	Title:	Executive Vice President, Finance and
Administration & Chief Financial Officer

ENDOSOLUTIONS, INC., a Delaware corporation
INTEGRA LUXTEC, INC., a Massachusetts corporation
INTEGRA NEUROSCIENCES (INTERNATIONAL), INC., a Delaware corporation
INTEGRA RADIONICS, INC., a Delaware corporation
ISOTIS ORTHOBIOLOGICS, INC., a Washington corporation
J. JAMNER SURGICAL INSTRUMENTS, INC., a Delaware corporation
MILTEX, INC., a Delaware corporation

By:

	Name:	John B. Henneman, III
	Title:	Vice President and Treasurer

MINNESOTA SCIENTIFIC, INC., a Minnesota corporation

By:

	Name:	John B. Henneman, III
	Title:	Vice President and Chief Financial Officer
SUBSIDIARY GUARANTY AGREEMENT
Signature Page

THEKEN SPINE, LLC, an Ohio limited liability company

By:	INTEGRA LIFESCIENCES CORPORATION, its sole member

By:

	Name:	John B. Henneman, III
	Title:	Executive Vice President, Finance and
Administration & Chief Financial Officer
SUBSIDIARY GUARANTY AGREEMENT
Signature Page

ACKNOWLEDGED AND ACCEPTED:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:
SUBSIDIARY GUARANTY AGREEMENT
Signature Page

EXHIBIT G
FORM OF JOINDER AGREEMENT
This JOINDER AGREEMENT (this “Agreement”), dated as of                     , is by and between                                         , a                                          (the “Subsidiary”), and Bank of America, N.A., in its capacity as Administrative Agent under that certain Amended and Restated Credit Agreement, dated as of August 10, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.
The Borrower is required by Section 6.11 of the Credit Agreement to cause each Person that becomes a direct or indirect subsidiary of a Loan Party to execute and deliver a Joinder Agreement in the form hereof.
Accordingly, the applicable Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:
ARTICLE I
JOINDERS
1.1 Subsidiary Guaranty. The Subsidiary hereby (a) acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Subsidiary Guaranty and a “Guarantor” (as such term is defined in the Subsidiary Guaranty) for all purposes of the Credit Agreement and the Subsidiary Guaranty, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Subsidiary Guaranty, (b) jointly and severally together with the other Guarantors thereunder, guarantees to each Lender and the Administrative Agent, as provided in the Subsidiary Guaranty, the prompt payment and performance of the Guaranteed Obligations (as defined in the Subsidiary Guaranty) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof, and (c) makes each representation and warranty set forth in Article III of the Subsidiary Guaranty as to itself to the same extent as each other Guarantor thereunder and hereby agrees to be bound as a Guarantor by all of the terms and provisions of the Subsidiary Guaranty to the same extent as all other Guarantors thereunder.
1.2. Security Agreement. The Subsidiary hereby (a) acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Security Agreement, and a “Grantor” (as such term is defined in the Security Agreement) for all purposes of the Credit Agreement and the Security Agreement, and shall have all the obligations of a Grantor thereunder as if it had executed the Security Agreement, (b) assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, as collateral for the Secured Obligations (as such term is defined in the Security Agreement), a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Collateral, whether now owned or hereafter acquired, subject to all of the terms and provisions of the Security Agreement, as if such Collateral of the undersigned had been subject to the Security Agreement on the date of its original execution, (c) attaches hereto supplements to Schedules I and II to the Security Agreement, and certifies that such supplements have been prepared by the Subsidiary in substantially the form of the Schedules to the Security Agreement and are accurate and complete as of the date first above written, and (d) makes each representation and warranty set forth in Article III of the Security Agreement as to itself and as to its Collateral to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as all other Grantors.
Form of Joinder Agreement

1.3. Pledge Agreement. The Subsidiary hereby (a) acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Pledge Agreement, and a “Pledgor” (as such term is defined in the Pledge Agreement) for all purposes of the Pledge Agreement and shall have all the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement, (b) assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, as collateral for the Secured Obligations (as such term is defined in the Pledge Agreement), a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Collateral, whether now owned or hereafter acquired, subject to all of the terms and provisions of the Pledge Agreement, as if such Collateral of the undersigned had been subject to the Pledge Agreement on the date of its original execution, (c) attaches hereto a supplement to Schedule I to the Pledge Agreement, and certifies that such supplement has been prepared by the Subsidiary in substantially the form of Schedule I to the Pledge Agreement and is accurate and complete as of the date first above written, and (d) makes each representation and warranty set forth in Article III of the Pledge Agreement as to itself and as to its Collateral to the same extent as each other Pledgor and hereby agrees to be bound as a Pledgor by all of the terms and provisions of the Pledge Agreement to the same extent as all other Pledgors.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
The Subsidiary hereby represents and warrants that:
(a) This Agreement has been duly authorized, executed and delivered by the Subsidiary and constitutes a legal, valid and binding obligation of the Subsidiary, enforceable against the Subsidiary in accordance with its terms; and
(b) No Default has occurred and is continuing on the date hereof.
ARTICLE III
EFFECTIVENESS
This Agreement shall become effective on the date when the last of the following conditions shall have been satisfied:
(a) The Administrative Agent shall have received the following (in each case in form and substance satisfactory to the Administrative Agent, in its reasonable discretion):
(i) duly executed counterparts of this Agreement;
Form of Joinder Agreement

(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of the Subsidiary as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each duly authorized officer authorized to act on behalf of the Subsidiary in connection with this Agreement and the other Loan Documents to which the Subsidiary is a party;
(iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Subsidiary is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect, including, certified copies of its Organization Documents, certificates of good standing and/or qualification to engage in business and tax clearance certificates;
(iv) favorable opinions of counsel for the Subsidiary, addressed to the Administrative Agent and each Lender, reasonably acceptable to the Administrative Agent and including, among other things, opinions regarding the enforceability of the security interests created thereby;
(v) a certificate of a duly authorized officer of the Subsidiary either (A) attaching copies of all consents, licenses and approvals of Governmental Authorities, shareholders and other Persons required in connection with the execution, delivery and performance by the Subsidiary and the validity against the Subsidiary of the Loan Documents to which it is a party (including the pledge of the Subsidiary’s Capital Stock) and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;
(vi) intentionally deleted;
(vii) original certificates evidencing all of the issued and outstanding shares of Capital Stock or other equity or other ownership interests, if any, required to be pledged by the Subsidiary pursuant to the terms of the Pledge Agreement, which certificates shall be accompanied by undated stock powers duly executed in blank by each relevant pledgor in favor of the Administrative Agent;
(viii) the original Intercompany Notes required to be pledged by the Subsidiary pursuant to the terms of the Pledge Agreement, if any, duly endorsed in blank by the Subsidiary in favor of the Administrative Agent;
Form of Joinder Agreement

(ix) (A) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11) or similar search reports certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to) the date hereof, listing all effective UCC financing statements, tax liens and judgment liens which name the Subsidiary as the debtor, and which are filed in the jurisdictions in which the Subsidiary is organized or has its principal place of business, together with copies of such financing statements (none of which (other than financing statements filed pursuant to the terms hereof in favor of the Administrative Agent, if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements) shall cover any of the Collateral) except to the extent permitted by Section 7.01 of the Credit Agreement;
(x) acknowledgment copies of UCC financing statements (or delivery in proper form for filing) naming the Subsidiary as the debtor and the Administrative Agent as the secured party, and which such UCC financing statements have been filed, or have been delivered for filing under the UCC of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the first priority security interest (subject to Liens permitted by Section 7.01 of the Credit Agreement) of the Administrative Agent pursuant to the Security Agreement;
(xi) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Collateral Documents (subject to the Liens permitted by Section 7.01 of the Credit Agreement) has been taken (including, without limitation, receipt of duly executed payoff letters and UCC-3 termination statements);
(xii) Certified copies of all Material Contracts of the Subsidiary
(xiii) evidence of appointment of Corporation Service Company as agent for service of process in accordance with Section 5.12(b) of the Subsidiary Guaranty; and
(xiv) such other assurances, certificates, documents, consents and waivers, estoppel certificates, or opinions as the Administrative Agent, the L/C Issuer or the Required Lenders reasonably may require.
(b) No Default or Event of Default shall have occurred and be continuing at the time of the execution and delivery hereof or would occur immediately after giving effect to the execution and delivery of this Agreement and the performance by the Subsidiary of its obligations hereunder.
ARTICLE IV
MISCELLANEOUS
4.1. Integration; Confirmation. On and after the date hereof, each of the Subsidiary Guaranty, the Security Agreement, the Pledge Agreement, and the respective Schedules thereto shall be supplemented as expressly set forth herein; all other terms and provisions of each of the Subsidiary Guaranty, the Security Agreement, the Pledge Agreement, the other Loan Documents and the respective Schedules thereto shall continue in full force and effect and unchanged and are hereby confirmed in all respects.
Form of Joinder Agreement

4.2. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
4.3. Expenses. The Subsidiary agrees to pay (a) all reasonable out-of-pocket expenses of the Administrative Agent, including all reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, execution and delivery of this Agreement or any document or agreement contemplated hereby and (b) all taxes which the Administrative Agent or any Secured Party may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer taxes).
4.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by telecopier to each party hereto at the address set forth in Section 10.02 of the Credit Agreement (with any notice to the Subsidiary being delivered to the Subsidiary in care of the Borrower). All such notices and other communications shall be deemed to be given or made at the times provided in Section 10.02 of the Credit Agreement.
4.5. Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
4.6. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
4.8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Form of Joinder Agreement

IN WITNESS WHEREOF, the Subsidiary has caused this Agreement to be duly executed by its authorized officers, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[SUBSIDIARY]

By:
Name:
Title:

Acknowledged and accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:
Form of Joinder Agreement

[ATTACH SUPPLEMENTS TO SCHEDULES I AND II TO SECURITY AGREEMENT]
Form of Joinder Agreement

[ATTACH SUPPLEMENTS TO SCHEDULE I TO PLEDGE AGREEMENT]
Form of Joinder Agreement

EXHIBIT H
FORM OF OPINION
Opinions shall be in form and substance reasonably satisfactory to the Administrative Agent and the Secured Parties.
Form of Opinion

H-1

EXHIBIT I
FORM OF PLEDGE AGREEMENT
See attached
Form of Pledge Agreement

I-1

AMENDED AND RESTATED
PLEDGE AGREEMENT
This AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of August 10, 2010 (as amended, restated, amended and restated, supplemented or modified from time to time, this “Agreement”), is made by INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), and each of the other Persons (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I) listed on the signature pages hereof (such other Persons, together with the Additional Pledgors (as defined in Section 7.2(b)), and the Borrower, are collectively referred to as the “Pledgors” and individually as a “Pledgor”), in favor of BANK OF AMERICA, N.A., as administrative and collateral agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties.
W I T N E S S E T H:
WHEREAS, the Pledgors have entered into that certain Pledge Agreement dated as of December 22, 2005 (as amended, supplemented or modified from time to time prior to the date hereof, the “Existing Pledge Agreement”), pursuant to which the Pledgors granted to the Secured Parties a security interest (the “Existing Security Interest”) in all right, title or interest in or to any and all of certain assets and properties of the Debtor as more specifically set forth therein; and
WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto and the Administrative Agent, the L/C Issuer and Swing Line Lender, the Secured Parties have agreed to continue to make Credit Extensions and other financial accommodations available to or for the benefit of the Pledgors;
WHEREAS, as a condition precedent to the making of the initial Credit Extension under the Credit Agreement, each Pledgor is required to execute and deliver this Agreement; and
WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Pledgor agrees, for the benefit of each Secured Party, as follows:
ARTICLE I
DEFINITIONS
1.1 Definitions. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
“Additional Pledgors” is defined in Section 7.2(b).
“Administrative Agent” is defined in the preamble.
“Agreement” is defined in the preamble.
“Borrower” is defined in the preamble.
“Credit Agreement” is defined in the second recital.
“Collateral” is defined in Section 2.1.
“Distributions” means all Equity Interest dividends, other dividends, including liquidating dividends, Equity Interests resulting from (or in connection with the exercise of) splits, reclassifications, warrants, options, non-cash dividends and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Equity Interests or other Equity Interests constituting Collateral, but shall not include Dividends.
“Dividends” means cash dividends and cash distributions with respect to any Pledged Equity Interests made in the ordinary course of business and not as a liquidating dividend.
“Domestic Subsidiary” means a Subsidiary that is organized under the laws of a political subdivision of the United States.
“Equity Interests” is defined in the Credit Agreement.
“Excluded Subsidiary Collateral” means all Collateral (as defined in the Existing Pledge Agreement) in which the Administrative Agent, on behalf of the Secured Parties, was granted a security interest by a Pledgor under the Existing Pledge Agreement that is an Excluded Subsidiary other than a Pledged Excluded Subsidiary as of the Closing Date under the Credit Agreement.
“Existing Pledge Agreement” is defined in the first recital.
“Existing Security Interest” is defined in the first recital.
“Foreign Subsidiary” means a Subsidiary that is not organized under the laws of a political subdivision of the United States.
“Indemnitee” is defined in Section 6.5.
“Lender” is defined in the Credit Agreement.

“LLC Agreement” means the limited liability company agreement, operating agreement and other organizational document of a Securities Issuer which is a limited liability company, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Parent” is defined in the preamble.
“Partnership Agreement” means the partnership agreement and other organizational document of a Securities Issuer which is a partnership, as the same way be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Person” is defined in the Credit Agreement.
“Pledged Equity Interests” means all Pledged Shares, Pledged Partnership Interests and Pledged Membership Interests.
“Pledged Membership Interests” is defined in Section 2.1(c).
“Pledged Notes” is defined in Section 2.1(a). The form of the original Pledged Notes hereunder is attached as Exhibit A hereto.
“Pledged Partnership Interests” is defined in Section 2.1(c).
“Pledged Shares” is defined in Section 2.1(b).
“Pledgor” and “Pledgors” is defined in the preamble.
“Proceeds” is defined in the Security Agreement.
“Security Agreement” is defined in the Credit Agreement.
“Secured Obligations” is defined in the Security Agreement.
“Secured Party” is defined in the Credit Agreement.
“Securities Act” is defined in Section 6.2.
“Securities Issuer” means any Person listed on Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b) hereto) that has issued or may issue a Pledged Equity Interest or a Pledged Note.
“Termination Date” is defined in the Security Agreement.
“UCC” is defined in the Credit Agreement.
1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

1.3 UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble and recitals, with such meanings.
1.4 Other Interpretive Provisions. The rules of construction in Sections 1.02 to 1.06 of the Credit Agreement shall be equally applicable to this Agreement.
ARTICLE II
PLEDGE
2.1 Grant of Security Interest. Each Pledgor hereby pledges, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all of its right, title and interest in and to the following property of such Pledgor, whether now or hereafter existing or acquired (collectively, the “Collateral”):
(a) all promissory notes of each Securities Issuer identified in Item A of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b)) opposite the name of such Pledgor and all other promissory notes of any such Securities Issuer issued from time to time to such Pledgor, as such promissory notes are amended, modified, supplemented, restated or otherwise modified from time to time and together with any promissory note of any Securities Issuer taken in extension or renewal thereof or substitution therefor (such promissory notes being referred to herein as the “Pledged Notes”);
(b) all issued and outstanding shares of capital stock of each Securities Issuer which is a corporation (or similar type of issuer) identified in Item B of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b)) opposite the name of such Pledgor and all additional shares of capital stock of any such Securities Issuer from time to time acquired by such Pledgor in any manner, and the certificates representing such shares of capital stock (such shares of capital stock being referred to herein as the “Pledged Shares”);
(c) all Equity Interests of each Securities Issuer which is a limited liability company or partnership identified in Item C or Item D, respectively, of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b)) opposite the name of such Pledgor and all additional Equity Interests of any such Securities Issuer from time to time acquired by such Pledgor in any manner, including, in each case, (i) the LLC Agreement or Partnership Agreement, as the case may be, of such Securities Issuer, (ii) all rights (but not obligations) of such Pledgor as a member or partner thereof, as the case may be, and all rights to receive Dividends and Distributions from time to time received, receivable, or otherwise distributed thereunder, (iii) all claims of such Pledgor for damages arising out of or for breach of or default under such LLC Agreement or Partnership Agreement, (iv) the right of such Pledgor to terminate such LLC Agreement or Partnership Agreement, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of such Pledgor, whether as a member or partner thereof, as the case may be, to all property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (vi) all certificates or instruments, if any, evidencing such Equity Interests (such Equity Interests being referred to herein, in the case of membership interests, as the “Pledged Membership Interests” and, in the case of partnership interests, as the “Pledged Partnership Interests”);

(d) all Dividends, Distributions, principal, interest, and other payments and rights with respect to any of the items listed in clauses (a), (b), and (c) above; and
(e) all Proceeds of any and all of the foregoing Collateral.
Notwithstanding the foregoing, no Minority Equity Interests nor Equity Interests in Excluded Subsidiaries (other than Pledged Excluded Subsidiaries (as defined in the Security Agreement), if any) shall constitute Collateral.
2.2 Security for Secured Obligations. The Collateral of each Pledgor under this Agreement secures the prompt payment in full of all Secured Obligations of such Pledgor under the Loan Documents.
2.3 Delivery of Collateral. All certificates or instruments, if any, representing or evidencing any Collateral, including all Pledged Equity Interests and all Pledged Notes, shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.
2.4 Dividends on Pledged Equity Interests and Payments on Pledged Notes. So long as no Event of Default has occurred and is continuing, any Dividend or payment in respect of any Pledged Note may be paid directly to the applicable Pledgor. If any Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent.
2.5 Continuing Security Interest; Transfer of Credit Extensions. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon each Pledgor and its successors, transferees and assigns, and inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party. Without limiting the generality of the foregoing, any Secured Party may assign or otherwise transfer (in whole or in part) any Credit Extension held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Party under any Loan Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer.
2.6 Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Pledgor hereunder, shall be, absolute and unconditional, irrespective of any of the following conditions, occurrences or events:
(a) any lack of validity or enforceability of any Loan Document;

(b) the failure of any Secured Party to assert any claim or demand or to enforce any right or remedy against any Loan Party, the Borrower, any other Pledgor or any other Person under the provisions of any Loan Document, or otherwise or to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation;
(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to any Pledgor or otherwise;
(d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;
(e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document;
(f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or
(g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Loan Party, the Borrower, any other Pledgor or otherwise.
2.7 Pledgors Remain Liable. Anything herein to the contrary notwithstanding (a) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under any contracts or agreements included in the Collateral and (b) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
2.8 Subrogation. Until the Termination Date, no Pledgor shall exercise any claim or other rights which it may now or hereafter acquire against any other Pledgor that arises from the existence, payment, performance or enforcement of such Pledgor’s obligations under this Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy against any other Pledgor or any collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any other Pledgor, directly or indirectly, in cash or other property or by setoff or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Pledgor in violation of the preceding sentence, such amount shall be deemed to have been paid for the benefit of the Secured Parties, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured. Each Pledgor acknowledges that it will receive direct and indirect benefits for the financing arrangements contemplated by the Loan Documents and that the agreement set forth in this Section is knowingly made in contemplation of such benefits.

2.9 Release; Termination. (a) Upon any sale, transfer or other disposition (direct or indirect) of any item of Collateral of any Pledgor in accordance with Section 7.05 of the Credit Agreement, the Administrative Agent will, at such Pledgor’s expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the release of such item of Collateral from the pledge, assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, and (ii) such Pledgor shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent (which release shall be in form and substance satisfactory to the Administrative Agent) and a certificate of such Pledgor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent (or the Required Lenders through the Administrative Agent) may reasonably request.
(b) Upon the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Pledgor. Upon any such termination, the Administrative Agent will, at the applicable Pledgor’s expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and deliver to such Pledgor all certificates and instruments representing or evidencing the Collateral then held by the Administrative Agent.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Pledgor represents and warrants unto each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of a Pledged Equity Interest and each pledge and delivery of a Pledged Note) by such Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.
3.1 Ownership; No Liens, etc. (a) Schedule I hereto accurately identifies as of the date hereof and as of each date such Schedule is supplemented pursuant to Section 4.1(b) hereof each of the following:
(i) all shares of capital stock, membership interests, general and limited partnership interests and other Equity Interests in any Person (other than an Excluded Subsidiary that is not a Pledged Excluded Subsidiary) owned by such Pledgor; and

(ii) all promissory notes (including Intercompany Notes) and debt securities of any other Person owned by such Pledgor and all outstanding loans and advances for borrowed money made by such Pledgor to any other Person.
(b) Such Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens, except for this security interest granted pursuant hereto in favor of the Administrative Agent.
3.2 Valid Security Interest. The delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all Proceeds thereof, subject to no other Liens, securing the payment of the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.
3.3 As to Pledged Notes. Each Pledged Note has been duly authorized, executed, endorsed, issued and delivered, and is the legal, valid and binding obligation of the relevant Securities Issuer thereof, and is not in default.
3.4 As to Pledged Shares. In the case of any Pledged Share constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute 100% of the issued and outstanding voting capital stock and 100% of the non-voting shares of capital stock of each Securities Issuer thereof (or 100% of such lesser percentage as is permitted to be hereafter acquired pursuant to the terms of the Credit Agreement). The Pledgors have no Subsidiaries other than those set forth on Schedule 5.08 of the Credit Agreement.
3.5 As to Pledged Membership Interests and Pledged Partnership Interests, etc. (a) In the case of any Pledged Membership Interests and Pledged Partnership Interests constituting a part of the Collateral, all of such Pledged Equity Interests are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding Equity Interests held by such Pledgor in the applicable Securities Issuer.
(b) Each LLC Agreement and Partnership Agreement to which such Pledgor is a party, true and complete copies of which have been furnished to the Administrative Agent, has been duly authorized, executed, and delivered by such Pledgor, has not been amended or otherwise modified except as permitted by the Credit Agreement, is in full force and effect, and is binding upon and enforceable against such Pledgor in accordance with its terms. There exists no default under any such LLC Agreement or Partnership Agreement by such Pledgor.
(c) Each such LLC Agreement and Partnership Agreement, as the case may be, expressly provides that the Pledged Membership Interests or Pledged Partnership Interests, as the case may be, are not “securities” governed by Article 8 of applicable Uniform Commercial Code (or, if they are, Pledgors have delivered certificates representing such interest).
(d) Such Pledgor’s Equity Interest in the applicable Securities Issuer is set forth in Schedule I hereto, as supplemented from time pursuant to Section 4.1(b), and Schedule I, as so supplemented, accurately reflects whether such Equity Interest is in certificated form.

(e) Such Pledgor had and has the power and legal capacity to execute and carry out the provisions of all such LLC Agreements and Partnership Agreements, as the case may be, to which it is a party. Such Pledgor has substantially performed all of its obligations to date under all such LLC Agreements and Partnership Agreements, as the case may be, and has not received notice of the failure of any other party thereto to perform its obligations thereunder.
(f) The state of organization of each Securities Issuer is as set forth in Schedule I hereto.
3.6 Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (except those which have been obtained) either:
(a) for the pledge by such Pledgor of any Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by such Pledgor; or
(b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except, with respect to the Pledged Equity Interests, as may be required in connection with a disposition of such Pledged Equity Interests by Laws affecting the offering and sale of securities generally.
3.7 Excluded Subsidiaries. At all times during the Term of this Agreement, all Excluded Subsidiaries shall be direct or indirect Subsidiaries of a Subsidiary Guarantor. All Collateral in each Excluded Subsidiary that is a Domestic Subsidiary and that (a) directly owns at least a majority of the Equity Interests in any Foreign Subsidiary or (b) owns any IP Rights that could reasonably be expected to be material to the exercise by the Secured Parties of all or any material portion of their respective rights and remedies under the Loan Documents, including, without limitation, the Disposition of any of the “Collateral” (as defined in the Credit Agreement), has been, or will be no later than the date required under the Credit Agreement, pledged to the Administrative Agent, for the benefit of the Secured Parties, in accordance herewith.
3.8 Loan Documents. Each Pledgor makes each representation and warranty made in each of the Loan Documents by the Parent or the Borrower or any other Loan Party with respect to such Pledgor as if such representation and warranty were expressly set forth herein.
ARTICLE IV
COVENANTS
Each Pledgor covenants and agrees that, until the Termination Date, such Pledgor will, unless the Administrative Agent with the consent of the Required Lenders shall otherwise agree in writing, perform the obligations set forth in this Section.
4.1 Protect Collateral; Further Assurances, etc. (a) No Pledgor will create or suffer to exist any Lien on the Collateral (except a Lien in favor of the Administrative Agent and Permitted Liens). Each Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever except the holders of Permitted Liens.

(b) Promptly following any Investment made by any Pledgor in any other Person (other than an Excluded Subsidiary that is not a Pledged Excluded Subsidiary and other than Minority Equity Interests) after the date hereof which is not described in Schedule I hereto and, in any case, not later than the next date thereafter on which the Borrower is required to deliver a Compliance Certificate pursuant to Section 6.02(b) of the Credit Agreement, the Borrower, on behalf of such Pledgor, shall deliver a supplement to Schedule I hereto which supplement shall accurately describe such Investment, together with a certificate of a Responsible Officer certifying that, as of the date thereof and after giving effect to the supplement to such schedule delivered therewith, the representations and warranties in Article III hereof are true and correct. Following receipt by any Pledgor of any promissory note or certificate evidencing any such Investment made by any Pledgor in any such Person which has not been delivered by such Pledgor to the Administrative Agent in pledge hereunder, such Pledgor shall deliver such promissory note or other certificate to the Administrative Agent, indorsed and accompanied by instruments of transfer or assignment as contemplated by Section 2.3 hereof.
(c) Each Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
(d) Each Pledgor will not permit any Securities Issuer of any Pledged Equity Interests pledged by such Pledgor hereunder to issue any certificated Equity Interest unless the same.
4.2 Powers, Control, etc. (a) Each Pledgor agrees that all certificated Pledged Equity Interests (and all other certificated Equity Interests constituting Collateral) delivered by such Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank powers, or other equivalent instruments of transfer reasonably acceptable to the Administrative Agent.
(b) With respect to any Pledged Equity Interests in which any Pledgor has any right, title or interest and that constitutes an uncertificated security, such Pledgor will cause the applicable Securities Issuer either (i) to register the Administrative Agent as the registered owner of such Pledged Equity Interest or (ii) to deliver a written acknowledgement and agreement to the Administrative Agent (A) to acknowledge the security interest of the Administrative Agent in such Pledged Equity Interest granted hereunder, (B) to confirm that such Securities Issuer has marked the company register for such Pledged Equity Interest or other applicable records to reflect such security interest of the Administrative Agent, (C) to confirm to the Administrative Agent that it has not received notice of any other Lien in such Pledged Equity Interest (and has not agreed to accept instructions from any other Person in respect of such Pledged Equity Interest and will not accept or execute any instructions to transfer ownership of such Pledged Equity Interest unless consented to in writing by the Administrative Agent) and (D) to agree with such Pledgor and the Administrative Agent that, after the occurrence and during the continuation of an Event of Default, such Securities Issuer will comply with instructions with respect to such Pledged Equity Interest originated by the Administrative Agent without further consent of such Pledgor, such acknowledgement and agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

(c) Each Pledgor which is the Securities Issuer of any Pledged Equity Interests in which any other Pledgor has any right, title, or interest, hereby (i) acknowledges the security interest of the Administrative Agent in such Pledged Equity Interests granted by such other Pledgor hereunder, (ii) confirms that it has marked its register for such Pledged Equity Interests or other applicable company records to reflect such security interest of the Administrative Agent, (iii) confirms that it has not received notice of any other Lien in such Pledged Equity Interests (and has not agreed to accept instructions from any other person in respect of such Pledged Equity Interests and will not accept or execute any instructions to transfer ownership of such Pledged Equity Interest unless consented to in writing by the Administrative Agent), (iv) agrees that it will comply with the instructions with respect to such Pledged Equity Interests originated by the Administrative Agent without further consent of such other Pledgor and (v) unless the Partnership Agreement or LLC Agreement, as the case may be, of any such Pledgor already so provides on the date such Pledgor becomes a party to this Agreement, agrees to promptly prepare, execute and deliver to each of its partners or members, as the case may be, any amendment or supplement to such Partnership Agreement or LLC Agreement, as the case may be, as may be necessary to expressly provide that the Equity Interests of such Pledgor are not “securities” governed by Article 8 of the applicable Uniform Commercial Code (or if such Equity Interests are such securities, Pledgor shall deliver certificates therefore) (and each Pledgor which is a partner or member of such Pledgor shall promptly execute and deliver such amendment).
(d) Each Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Equity Interests or other Equity Interests constituting Collateral into the name of any nominee designated by the Administrative Agent.
4.3 Continuous Pledge. Subject to Section 2.4 and 2.9, each Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Equity Interests and all other Equity Interests constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Pledgor in respect of any Collateral.

4.4 Voting Rights; Dividends, etc. Each Pledgor agrees:
(a) after any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by such Pledgor and without any request therefor by the Administrative Agent, to deliver (properly indorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, interest, principal, other cash payments, and proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.4; and
(b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified such Pledgor of the Administrative Agent’s intention to exercise its voting power under this clause:
(i) the Administrative Agent may exercise (to the exclusion of such Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Equity Interests or other Equity Interests constituting Collateral and such Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Equity Interests and such other Collateral; and
(ii) such Pledgor shall promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.
All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by any Pledgor but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by each Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b) above, each Pledgor shall have the exclusive voting power with respect to any Equity Interests constituting Collateral and the Administrative Agent shall, upon the written request of each Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by each Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such Equity Interests constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken or any action not taken by the Pledgor that would impair any Collateral or violate any provision of the Credit Agreement or any other Loan Document (including this Agreement).
4.5 As to LLC Agreements and Partnership Agreements. (a) Each Pledgor of a Pledged Membership Interest and/or Pledged Partnership Interests shall at its own expense:
(i) perform and observe all the terms and provisions of each LLC Agreement and/or Partnership Agreement, as the case may be, to which it is a party and each other contract and agreement included in all the Collateral to be performed or observed by it, maintain such LLC Agreement and/or Partnership Agreement, as the case may be, and each such other contract and agreement in full force and effect, enforce such LLC Agreement and/or Partnership Agreement, as the case may be, and each such other contract and agreement in accordance with its terms, and take all such action to such end as may from time to time be reasonably be requested by the Administrative Agent; and

(ii) furnish to the Administrative Agent promptly upon receipt thereof copies of all material notices, requests and other documents received by such Pledgor under or pursuant to such LLC Agreement and/or Partnership Agreement, as the case may be, and any other contract or agreement included in the Collateral to which it is a party, and from time to time (A) furnish to the Administrative Agent such information and reports regarding the Collateral as the Administrative Agent may reasonably request, and (B) upon the reasonable request of the Administrative Agent, make to any other party to such LLC Agreement and/or Partnership Agreement, as the case may be, or any such other contract or agreement such demands and requests for information and reports or for action as such Pledgor is entitled to make thereunder.
(b) No Pledgor of a Pledged Membership Interest and/or Pledged Partnership Interest, as the case may be, shall, except as otherwise permitted by the Credit Agreement:
(i) cancel or terminate any LLC Agreement, Partnership Agreement or any other contract or agreement included in the Collateral to which it is a party or consent to or accept any cancellation or termination thereof;
(ii) amend or otherwise modify any such LLC Agreement, Partnership Agreement or any such contract or agreement or give any consent, waiver, or approval thereunder;
(iii) waive any default under or breach of any such LLC Agreement, Partnership Agreement or any such other contract or agreement; or
(iv) take any other action in connection with any such LLC Agreement or any such other contract or agreement that would impair the value of the interest or rights of such Pledgor thereunder or that would impair the interest or rights of the Administrative Agent.
4.6 As to Pledged Notes. Each Pledgor will not, without the prior written consent of the Administrative Agent:
(a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or
(b) take or omit to take any action the taking or the omission of which could result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

ARTICLE V
THE ADMINISTRATIVE AGENT
5.1 Appointment as Attorney-in-Fact. Each Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuation of any Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing (and in addition to the powers and rights granted to the Administrative Agent pursuant to Article V of the Security Agreement), each Pledgor hereby gives the Administrative Agent the power and right, on behalf of such Pledgor, without notice to or assent by such Pledgor, to do any or all of the following upon the occurrence and during the continuation of an Event of Default:
(a) in the name of such Pledgor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable; and
(b) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) receive, collect, sign and indorse any drafts or other instruments, documents and chattel paper in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at Law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Pledgor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.
Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.
5.2 Administrative Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement upon notice and expiration of the applicable cure period, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 6.5.

5.3 Administrative Agent Has No Duty. (a) In addition to, and not in limitation of, Section 2.7, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
(b) Each Pledgor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of the Administrative Agent to take any steps to perfect the pledge and security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss or damage to the Collateral release any Pledgor from any of its Secured Obligations.
ARTICLE VI
REMEDIES
6.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:
(a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC and also may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by applicable Law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing) in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by applicable Law, at least ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
(b) The Administrative Agent may:
(i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

(ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder;
(iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;
(iv) endorse any checks, drafts, or other writings in each Pledgor’s name to allow collection of the Collateral;
(v) take control of any proceeds of the Collateral;
(vi) execute (in the name, place and stead of each Pledgor) indorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral; and
(vii) enforce compliance with, and take any and all actions with respect to, a LLC Agreement or Partnership Agreement, as the case may be, to the full extent as though the Administrative Agent were the absolute owner of the Pledged Membership Interests, Pledged Partnership Interests and other Collateral, including the right to receive all distributions and other payments that are made pursuant to such LLC Agreement or Partnership Agreement, as the case may be.
The Administrative Agent shall give the Pledgors ten (10) days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-612 of the UCC) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or time within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchase or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Section, the Administrative Agent (for the Secured Parties) may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Pledgor as a credit against the purchase price, and the Administrative Agent (for such Secured Party) may upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor.

6.2 Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Pledgor agrees that, upon request of the Administrative Agent, such Pledgor will, at its own expense:
(a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;
(b) use its best efforts to qualify the Collateral under the state securities or “Blue Sky” Laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;
(c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and
(d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Law.
Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by such Pledgor to perform any of the covenants contained in this Section 6.2 and, consequently, to the extent permitted under applicable Law, agrees that, if such Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section 6.2.

6.3 Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.
6.4 Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 6.2 of the Security Agreement and Section 6.5 below) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations in accordance with Section 8.03 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations and the termination of this Agreement as provided in Section 2.9(b) hereof, shall be paid over to the applicable Pledgor or to whomsoever may be lawfully entitled to receive such surplus.
6.5 Indemnity and Expenses. Each Pledgor agrees to jointly and severally indemnify the Administrative Agent (and any sub-agent thereof), each other Secured Party, and each Related Party of any of the foregoing Person (each such Person being called an “Indemnitee”) against, and hold each such Indemnitee harmless from, any and all losses, claims, damages, liabilities or related, reasonable, out-of-pocket expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee); provided, that, as long as no Default exists Pledgors shall engage and pay for defense counsel that is reasonably acceptable to the Secured Parties in connection with claims brought by third parties and Secured Parties may engage separate counsel under such circumstances at their own expense (it being understood that upon the occurrence of an Event of Default, all counsel shall be at the cost and expense of Pledgors), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or other Loan Party arising out of, in connection with, this Agreement and the other Loan Documents (including enforcement of this Agreement and the other Loan Documents); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities and related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Loan Party against an Indemnitee for intentional breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Each Pledgor will, upon demand, pay to the Administrative Agent the amount of any and all reasonable expenses, including its reasonable counsel fees, charges and disbursements, and the reasonable fees and disbursements of any experts and agents, which the Administrative Agent may incur, subject to the foregoing limitations, in connection with the following:
(a) the administration of this Agreement and the other Loan Documents;

(b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;
(c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder or of any Secured Party; or
(d) the failure by any Pledgor to perform or observe any of the provisions hereof.
6.6 Waivers. Each Pledgor hereby waives any right, to the extent permitted by applicable Law, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Administrative Agent to take possession, exercise control over or dispose of any item of Collateral where such action is permitted under the terms of this Agreement or any other Loan Document or by applicable Laws or the time, place or terms of sale in connection with the exercise of the Administrative Agent’s rights hereunder. Each Pledgor waives, to the extent permitted by applicable Laws, any bonds, security or sureties required by the Administrative Agent with respect to any of the Collateral. Each Pledgor also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Administrative Agent’s rights under this Agreement or any other Loan Document, including, the taking of possession of any Collateral, all to the extent that such waiver is permitted by applicable Laws. These waivers and all other waivers provided for in this Agreement and the other Loan Documents have been negotiated by the parties and each Pledgor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.
ARTICLE VII
MISCELLANEOUS PROVISIONS
7.1 Loan Document. (a) This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
(b) Concurrently herewith each Pledgor is executing and delivering the Security Agreement pursuant to which such Pledgor is granting a security interest to the Administrative Agent in certain properties and assets of such Pledgor (other than the Collateral hereunder). Such security interests shall be governed by the terms of the Security Agreement and not by this Agreement.
7.2 Amendments, etc.; Additional Pledgors; Successors and Assigns.
(a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and, with respect to any such amendment, by the Pledgors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) Upon the execution and delivery by any Person of a Joinder Agreement, (i) such Person shall be referred to as an “Additional Pledgor” and shall be and become a Pledgor, and each reference in this Agreement to “Pledgor” shall also mean and be a reference to such Additional Pledgor and (ii) the attachment supplement attached to each Joinder Agreement shall be incorporated into and become a part of and supplement Schedule I hereto, and the Administrative Agent may attach such attachment supplements to Schedule I, and each reference to Schedule I shall mean and be a reference to Schedule I, as supplemented pursuant hereto.
(c) Upon delivery by the Borrower of each certificate of Responsible Officers certifying a supplement to Schedule I pursuant to Section 4.1(b), the schedule supplement attached to each such certificate shall be incorporated into and become part of and supplement Schedule I hereto, and the Administrative Agent may attach such schedule supplement to such Schedule and each reference to such Schedule shall mean and be a reference to such Schedule, as supplemented pursuant hereto.
(d) This Agreement shall be binding upon each Pledgor and its successors, transferees and assigns and shall inure to the benefit of the Administrative Agent and each other Secured Party and their respective successors, transferees and assigns; provided, however, that no Pledgor may assign its obligations hereunder without the prior written consent of the Administrative Agent.
7.3 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by telecopier to either party hereto at the address set forth in Section 10.02 of the Credit Agreement (with any notice to a Pledgor other than the Borrower being delivered to such Pledgor in care of the Borrower). All such notices and other communications shall be deemed to be given or made at the times provided in Section 10.02 of the Credit Agreement.
7.4 Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
7.5 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.6 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

7.7 Governing Law, etc. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK; PROVIDED, THAT THE ADMINISTRATIVE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
(b) EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c) EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.3. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

7.8 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
7.9 Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEOUS WRITTEN AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
7.10 Amendment and Restatement.
(a) The Pledgors and the Administrative Agent on behalf of the Secured Parties hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Pledge Agreement which in any manner govern or evidence the obligations arising hereunder, the rights and interests of the Secured Parties and any terms, conditions or matters related to any thereof, shall be and hereby are amended and restated in their entirety by the terms, conditions and provisions of this Agreement, and the terms and provisions of the Existing Pledge Agreement, except as otherwise expressly provided herein, shall be superseded by this Agreement.
(b) Notwithstanding this amendment and restatement of the Existing Pledge Agreement, including anything in this Section 7.10, except as set forth in Section 7.10(c) below, (i) all of the indebtedness, liabilities and obligations owing by the Pledgors under the Existing Pledge Agreement shall continue as obligations hereunder and thereunder and shall be and remain secured by this Agreement, (ii) the Existing Pledge Interest shall continue as a security interest hereunder, and (iii) this Agreement is given as a substitution of, and not as a payment of the indebtedness, liabilities and obligations of the Pledgors under the Existing Pledge Agreement and neither the execution and delivery of this Agreement nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Pledge Agreement or the Existing Security Interest created thereunder.
(c) Effective as of the Closing Date, the Administrative Agent, on behalf of the Secured Parties, hereby terminates, releases and discharges the Existing Security Interests in the Excluded Subsidiary Collateral.
[Signature Pages Follow]

IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation
INTEGRA LIFESCIENCES CORPORATION, a Delaware corporation

By:

	Name:	John B. Henneman, III
	Title:	Executive Vice President, Finance and
Administration & Chief Financial Officer

ENDOSOLUTIONS, INC., a Delaware corporation
INTEGRA LUXTEC, INC., a Massachusetts corporation
INTEGRA NEUROSCIENCES (INTERNATIONAL), INC., a Delaware corporation
INTEGRA RADIONICS, INC., a Delaware corporation
ISOTIS ORTHOBIOLOGICS, INC., a Washington corporation
J. JAMNER SURGICAL INSTRUMENTS, INC., a Delaware corporation
MILTEX, INC., a Delaware corporation

By:

	Name:	John B. Henneman, III
	Title:	Vice President and Treasurer

MINNESOTA SCIENTIFIC, INC., a Minnesota corporation

By:

	Name:	John B. Henneman, III
	Title:	Vice President and Chief Financial Officer
AMENDED AND RESTATED PLEDGE AGREEMENT
Signature Page

THEKEN SPINE, LLC, an Ohio limited liability company

By:	INTEGRA LIFESCIENCES CORPORATION, its sole member

By:

	Name:	John B. Henneman, III
	Title:	Executive Vice President, Finance
and Administration & Chief Financial Officer
AMENDED AND RESTATED PLEDGE AGREEMENT
Signature Page

ACKNOWLEDGED AND ACCEPTED:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:
AMENDED AND RESTATED PLEDGE AGREEMENT
Signature Page

SCHEDULE I TO PLEDGE AGREEMENT
Item A. Pledged Notes

			Original Principal
Pledgor	Securities Issuer (Jurisdiction of Organization)	Date	Amount
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	8/10/2010	$600,000,000
Integra LifeSciences Holdings Corporation	EndoSolutions, Inc.	8/10/2010	$600,000,000
Integra LifeSciences Holdings Corporation	J. Jamner Surgical Instruments, Inc.	8/10/2010	$600,000,000
Integra LifeSciences Holdings Corporation	Integra Luxtec, Inc.	8/10/2010	$600,000,000
Integra LifeSciences Holdings Corporation	Integra NeuroSciences (International), Inc.	8/10/2010	$600,000,000
Integra LifeSciences Holdings Corporation	Integra Radionics, Inc.	8/10/2010	$600,000,000
Integra LifeSciences Holdings Corporation	IsoTis OrthoBiologics, Inc.	8/10/2010	$600,000,000
Integra LifeSciences Holdings Corporation	Miltex, Inc.	8/10/2010	$600,000,000
Integra LifeSciences Holdings Corporation	Minnesota Scientific, Inc.	8/10/2010	$600,000,000
Integra LifeSciences Corporation	Theken Spine, LLC	8/10/2010	$600,000,000
Additional Pledged Notes held by each Pledgor as are listed on the attachment, as well as intercompany loans made by each Pledgor from time to time under an Intercompany Investment and Pooling Agreement dated as of April 15, 2010 among Integra LifeSciences Corporation and the Pooling Participants.

Attachment to Schedule I to Pledge Agreement

	Loan	Repaid
Ref	Date	Date	Borrower	Lender		Amount
H	5.12.06		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$101,000,000.00
I	7.05.06		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$6,000,000.00
L	7.31.06		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$39,515,000.00
P	12.31.06		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$48,943,866.58
W	05.07.07		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$30,000,000.00
X	05.11.07		Integra LifeSciences Corporation	Integra LifeScience Holdings	USD	$4,000,000.00
AG	12.28.07		Integra LifeSciences Corporation	Integra LifeSciences Holdings	USD	$3,500,000.00
AO	07.28.08		Integra LifeSciences Corporation	Integra LifeSciences Holdings	USD	$75,000,000.00
BJ	07.28.08		Integra LifeSciences Corporation	Integra LifeSciences Holdings	USD	$5,000,000.00
BV	11.30.09		Integra LifeSciences Corporation	Integra LifeSciences Holdings	USD	$15,000,000.00

						$327,958,866.58	subtotal

B	12.22.04		J. Jamner Surgical Instruments, Inc.	Integra LifeScience Holdings	USD	$24,000,000.00

Q	12.31.06		Integra Radionics	Integra LifeSciences Corporation	USD	$4,966,897.00
CB	05.07.07		Integra Radionics	Integra LifeSciences Corporation	USD	$30,000,000.00

						$34,966,897.00	subtotal

AP	08.01.08		Theken Spine, LLC	Integra LifeSciences Corporation	USD	$75,000,000.00
BL	02.10.09		Theken Spine LLC	Integra LifeSciences Corporation	USD	$3,924,467.94
BR	09.11.09		Theken Spine LLC	Integra LifeSciences Corporation	USD	$9,270,001.53
BT	09.11.09		Theken Spine LLC	Integra LifeSciences Corporation	USD	$254,100.00
AQ	08.12.08		Theken Spine, LLC	Integra LifeSciences Corporation	USD	$2,000,000.00
AS	08.12.08		Theken Spine, LLC	Integra LifeSciences Corporation	USD	$150,000.00
AR	08.12.08		Theken Spine, LLC	Integra LifeSciences Corporation	USD	$250,000.00

						$90,848,569.47	subtotal

K	7.05.06		Integra LifeScience (Canada) Holdings Inc.	Integra LifeSciences Corporation	USD	$5,761,094.61

O	10.03.06		Integra NeuroSciences Holdings BV	Integra LifeSciences Corporation	EUR	€105,000.00

Item B. Pledged Shares

		Authorized		% of
	Securities Issuer (Jurisdiction of	Shares	Outstanding	Shares	Certificate
Pledgor	Organization)	Interests	Shares	Pledged	No.
Integra LifeSciences Holdings Corporation	Integra LifeSciences Corporation	100 common	100	100%	2
Integra LifeSciences Corporation	J. Jamner Surgical Instruments, Inc.	2,000 common	500	100%	124
Integra LifeSciences Corporation	Integra NeuroSciences (International), Inc.	3,000 common	100	100%	2
Integra LifeSciences Corporation	Integra Radionics, Inc.	1,000 common	100	100%	1
Integra LifeSciences Corporation	Miltex, Inc.	1,000 common	100	100%	3
Miltex, Inc.	EndoSolutions, Inc.	1,000 common	100	100%	3
Integra Radionics, Inc.	Integra Luxtec, Inc.	100 common	100	100%	1
Integra LifeSciences Corporation	Minnesota Scientific, Inc.	1,000,000 common	941,722	100%	29
Integra LifeSciences Corporation	Integra LifeSciences (Canada) Holdings, Inc.	1,000 common	100	100%	1
Integra LifeSciences Corporation	IsoTis, Inc.	1,000 common	1,000 common	100%	1
Integra LifeSciences Corporation	Precise Dental Holding Corp.	2,000 common	50 -2/3	100%	15

Item C. Pledged Membership Interests

Membership
	Securities Issuer	No. of	Interests %
	(Jurisdiction of	Membership	of Interests	Certificated
Pledgor	Organization)	Interests	Pledged	Certificate No.
Integra LifeSciences Corporation	Theken Spine, LLC (Ohio)	1	100%	2
Item D. Pledged Partnership Interests
None.

EXHIBIT A
to
Pledge Agreement
[Date]
INTERCOMPANY
PROMISSORY NOTE
$
FOR VALUE RECEIVED, the undersigned,                                         , (the “Maker”) unconditionally promises to pay to the order of                                         , the “Payee”) on demand, the principal sum of                      ($                    ), or if less, the aggregate unpaid principal amount of each intercompany loan made by the Payee to the Maker. Terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Amended and Restated Credit Agreement, dated as of August 10, 2010 (as amended, restated, supplemented, renewed, extended or modified from time to time, the “Credit Agreement”), among the Payee, the various financial institutions as are, or may from time to time become parties thereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
The unpaid principal amount of this promissory note (this “Note”) from time to time outstanding shall bear interest at a rate per annum equal to the rate applicable at such time to Base Rate Loans pursuant to Section 2.08 of the Credit Agreement, which the Maker represents to be a lawful and commercially reasonable rate, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee at such financial institution as is specified by the Payee to the Maker from time to time and shall be recorded on the grid attached hereto by the holder hereof (including the Administrative Agent (as hereinafter defined), as pledgee). Upon the occurrence and during the continuance of any Event of Default (as hereafter defined), and notice thereof by the Administrative Agent to the Maker, (a) the Maker shall make every payment due under this Note, in same day funds, to such other account as the Administrative Agent shall direct in such notice and (b) the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the indebtedness evidenced by this Note.
The Maker may not prepay the unpaid principal of this Note at any time after the occurrence and during the continuance of an Event of Default.
Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Amended and Restated Pledge Agreement, dated as of August 10, 2010 (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge Agreement”), from the Payee and certain other Persons in favor of the Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Secured Parties referred to therein.
EXHIBIT A
Intercompany Promissory Note

This Note is one of the Pledged Notes referred to in the Pledge Agreement and has been pledged to the Administrative Agent as security for the Secured Obligations.
In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the holder (including the Administrative Agent, as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.
THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

[NAME OF MAKER]

By:
Name:
Title:
EXHIBIT A
Intercompany Promissory Note

ENDORSEMENT
FOR VALUE RECEIVED, the undersigned, as the Payee under that certain Promissory Note dated                      (the “Note”), by [Name of Maker] (together with its successors and permitted assigns, the “Maker”) in favor of the undersigned, does hereby (a) sell, assign and transfer unto                                                                                                         [*] (“Assignee”) all right, title and interest of the undersigned in and to the Note and (b) irrevocably direct the Maker to pay all amounts under the Note to the order of Assignee.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

By:
Name:
Title:

Date:		[*]

1.	* to remain blank
EXHIBIT A
Intercompany Promissory Note

EXHIBIT J
FORM OF SECURITY AGREEMENT
See attached
Form of Security Agreement

J-1

AMENDED AND RESTATED
SECURITY AGREEMENT
This AMENDED AND RESTATED SECURITY AGREEMENT, dated as of August 10, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), and each of the other Persons (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I) listed on the signature pages hereof (such other Persons, together with the Additional Grantors (as defined in Section 7.2(b)) and the Borrower are collectively referred to as the “Grantors” and individually as a “Grantor”), in favor of BANK OF AMERICA, N.A., as administrative and collateral agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referred to below).
W I T N E S S E T H:
WHEREAS, certain of the Grantors entered into that certain Security Agreement dated as of December 22, 2005 (as amended, supplemented or modified from time to time prior to the date hereof, the “Existing Security Agreement”), pursuant to which certain of the Grantors granted to the Secured Parties a security interest (the “Existing Security Interest”) in all right, title or interest in or to any and all of certain assets and properties of the Debtor as more specifically set forth therein; and
WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto and the Administrative Agent, the Secured Parties have agreed to continue to make Credit Extensions and other financial accommodations available to or for the benefit of the Grantors;
WHEREAS, as a condition precedent to the making of the initial Credit Extension under the Credit Agreement, each Grantor is required to execute and deliver this Agreement; and
WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Grantor agrees, for the benefit of each Secured Party, as follows:
ARTICLE I
DEFINITIONS
1.1 Definitions. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
“Account” means a right to payment of a monetary obligation, whether or not earned by performance (and shall include invoices, contracts, rights, accounts receivable, notes, refunds, indemnities, interest, late charges, fees, undertakings, and all other obligations and amounts owing to any Grantor from any Person):
(a) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of;
(b) for services rendered or to be rendered;
(c) for a policy of insurance issued or to be issued;
(d) for a secondary obligation incurred or to be incurred;
(e) for energy provided or to be provided;
(f) for the use or hire of a vessel under a charter or other contract;
(g) arising out of the use of a credit or charge card or information contained on or for use with the card; or
(h) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a State, or Person licensed or authorized to operate the game by a State or governmental unit of a State.
“Account Control Agreement” means an account control agreement in substantially the form of Exhibit A-1 or A-2 hereto, as applicable, or otherwise in form and substance reasonably satisfactory to the Administrative Agent, entered into among a Grantor, the Administrative Agent and the bank or Securities Intermediary where a Deposit Account or Securities Account, respectively, of such Grantor is maintained, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Additional Grantors” is defined in Section 7.2(b).
“Administrative Agent” is defined in the preamble.
“Agreement” is defined in the preamble.

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“Authenticate” means:
(a) to sign; or
(b) to execute or otherwise adopt a symbol, or encrypt or similarly process a record in whole or in part, with the present intent of the authenticating Person to identify the Person and adopt or accept a record.
“Borrower” is defined in the preamble.
“Chattel Paper” means a record or records that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, a security interest in specific goods and license of software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods.
“Collateral” is defined in Section 2.1.
“Collateral Account” means, for each Grantor, a deposit account in the name of the Administrative Agent and subject to the sole dominion and control of the Administrative Agent.
“Collateral License” is defined in Section 4.17.
“Commercial Tort Claim” means a claim arising in tort with respect to which:
(a) the claimant is an organization; or
(b) the claimant is an individual and the claim:
(i) arose in the course of the claimant’s business or profession; and
(ii) does not include damages arising out of personal injury to or the death of an individual.
“Commodity Account” means an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.
“Commodity Contract” means a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is
(a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws; or
(b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.
“Commodity Customer” means a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

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“Commodity Intermediary” means:
(a) a Person who is registered as a futures commission merchant under the federal commodities laws; or
(b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.
“Computer Hardware and Software Collateral” means, to the extent assignable:
(a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;
(b) all software programs (including both source code, object code and all related applications and data files), whether now owned or hereafter acquired by each Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;
(c) all licenses and leases of software programs;
(d) all firmware associated therewith;
(e) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (d); and
(f) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions, modifications or model conversions of any of the foregoing.
“Control” means the act or condition of gaining or maintaining control of collateral by any appropriate method under the UCC.
“Credit Agreement” is defined in the second recital.
“Deposit Account” means a demand, time, savings, passbook, or similar account (including all bank accounts, collection accounts and concentration accounts, together with all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts) maintained with a bank.
“Documents” means a document of title or a receipt of the type described in Section 7-201(2) of the UCC.
“Electronic Chattel Paper” means Chattel Paper evidenced by a record or records consisting of information stored in an electronic medium.

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“Entitlement Holder” means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the UCC, such person is the Entitlement Holder.
“Equipment” means all machinery, equipment in all its forms, wherever located, including all computers, furniture and furnishings, all other property similar to the foregoing (including tools, parts, rolling stock and supplies of every kind and description), components, parts and accessories installed thereon or affixed thereto and all parts thereof, and all fixtures (other than those which Borrower has no right to remove from the applicable property) and all accessories, additions, attachments, improvements, substitutions and replacements thereto and therefor.
“Excluded Subsidiary Collateral” means all Collateral (as defined in the Existing Security Agreement) in which the Administrative Agent, on behalf of the Secured Parties, was granted a security interest by a Grantor under the Existing Security Agreement that is an Excluded Subsidiary as of the Closing Date under the Credit Agreement.
“Existing Security Agreement” is defined in the first recital.
“Existing Security Interest” is defined in the first recital.
“Financial Asset” means:
(a) a Security;
(b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment; or
(c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the UCC. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person’s claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.
“General Intangible” means any personal property, including things in action, Payment Intangibles and software, other than Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Goods, Health-Care-Insurance Receivables, Instruments, Investment Property, Letter-of-Credit Rights, letters of credit, money, and oil, gas, or other minerals before extraction.
“Goods” means all things that are movable when a security interest attaches, including computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the goods in such a manner that is customarily considered part of the goods, or (ii) by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods.

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“Grantor” and “Grantors” are defined in the preamble.
“Health-Care-Insurance Receivable” means an interest in or claim under a policy of insurance which is a right to payment of a monetary obligation for health-care goods or services provided.
“Indemnitee” is defined in Section 6.2.
“Instrument” means a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary endorsement or assignment.
“Intellectual Property” means all intellectual property, including inventions, designs, patents, copyrights, trademarks, service marks, trade names, together with all goodwill associated with the trademarks, service marks and trade names, trade secrets, confidential or proprietary information, customer lists, know-how, software and databases; all embodiments or fixations thereof, applications and registrations of any of the foregoing; and all licenses or other rights to use any of the foregoing.
“Inventory” means Goods, other than farm products, which:
(a) are leased by a Person as lessor;
(b) are held by a Person for sale or lease or to be furnished under a contract of service;
(c) are furnished by a Person under a contract of service; or
(d) consist of raw materials, work in process, or materials used or consumed in a business, and includes, without limitation, (i) finished goods, returned goods and materials and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any of the foregoing; (ii) all goods in which a Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which Grantor has an interest or right as consignee); (iii) all goods which are returned to or repossessed by any Grantor; and (iv) all accessions thereto, products thereof and documents therefor.
“Investment Property” means all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Financial Assets, Commodity Contracts and Commodity Accounts of each Grantor; provided, however, that Investment Property shall not include any certificated Securities constituting Collateral (as defined in the Pledge Agreement) or any securities issued by an Excluded Subsidiary.

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“Letter-of-Credit Right” means a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance, but excludes the right of a beneficiary to demand payment or performance under a letter of credit.
“Loan Documents” is defined in the Credit Agreement.
“Material Contract” is defined in the Credit Agreement.
“Material Contract Collateral” means, with respect to each Grantor, all Material Contracts to which such Grantor is now or may hereafter become a party and all Accounts thereunder, including (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Material Contracts, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Material Contracts, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Material Contracts and (iv) the right of such Grantor to terminate the Material Contracts, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Payment Intangible” means a general intangible under which the account debtor’s principal obligation is a monetary obligation.
“Pledge Agreement” is defined in the Credit Agreement.
“Pledged Excluded Subsidiary” means a Domestic Subsidiary that is an Excluded Subsidiary, if any, the Equity Interests and related notes, dividends and proceeds of which have been pledged to the Administrative Agent, for the benefit of the Secured Parties, under and in accordance with the Pledge Agreement.
“Proceeds” means the following property:
(a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Collateral;
(b) whatever is collected on, or distributed on account of, the Collateral;
(c) rights arising out of the Collateral; and
(d) to the extent of the value of the Collateral and to the extent payable to the debtor or the secured party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Collateral.
“Receivables Collateral” means, collectively, Accounts, Health-Care-Insurance Receivables, Documents, Instruments and Chattel Paper.

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“Sanctioned Entity” means (i) an agency of the government of, (ii) an organization directly or indirectly controlled by, or (iii) a person resident in a country that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/eotffc/ofac/sanctions/index.html, or as otherwise published from time to time as such program may be applicable to such agency, organization or person.
“Sanctioned Person” means a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html, or as otherwise published from time to time.
“Secured Cash Management Services Agreement” is defined in the Credit Agreement.
“Secured Obligations” is defined in Section 2.2.
“Secured Party” is defined in the Credit Agreement.
“Secured Swap Contract” is defined in the Credit Agreement.
“Securities” means any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which
(a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer;
(b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations; and
(c) (i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the UCC.
“Securities Account” shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.
“Security Entitlements” means the rights and property interests of an Entitlement Holder with respect to a Financial Asset.
“Security Intermediary” means:
(a) a clearing corporation; or
(b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

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“Supporting Obligation” means a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property, including, without limitation, all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such Accounts, Chattel Paper, Documents, General Intangible, Instruments or Investment Property, including Goods represented by the sale or lease of delivery which gave rise to any of the foregoing, returned or repossessed merchandise and rights of stoppage in transit, replevin, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party.
“Swap Bank” is defined in the Credit Agreement.
“Swap Contract” is defined in the Credit Agreement.
“Tangible Chattel Paper” means Chattel Paper evidenced by a record or records consisting of information that is inscribed on a tangible medium.
“Termination Date” means the date on which the latest of the following events occurs:
(a) the payment in full in cash of the Secured Obligations, other than contingent indemnification obligations;
(b) the termination or expiration of the Availability Period; and
(c) the termination or expiration of all Letters of Credit and all Secured Swap Contracts to which a Swap Bank is a party.
“UCC” is defined in the Credit Agreement.
1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
1.3 UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble and recitals, with such meanings.
1.4 Other Interpretive Provisions. The rules of construction in Sections 1.02 to 1.06 of the Credit Agreement shall be equally applicable to this Agreement.

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ARTICLE II
SECURITY INTEREST
2.1 Grant of Security. Each Grantor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties a security interest in, all of its right, title and interest in and to the following, whether now or hereafter existing or acquired (collectively, the “Collateral”):
(a) all Equipment of such Grantor;
(b) all Inventory of such Grantor;
(c) all Receivables Collateral forms, including all Accounts, Documents, Instruments, Health-Care-Insurance Receivables and Chattel Paper, of such Grantor;
(d) to the extent not included under clause (c) above, all Material Contract Collateral of such Grantor;
(e) all General Intangibles, including all Payment Intangibles, of such Grantor;
(f) all Supporting Obligations of such Grantor;
(g) all Investment Property, including all Securities Accounts, of such Grantor;
(h) all Deposit Accounts of such Grantor;
(i) all Commercial Tort Claims of such Grantor described in Part E of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.14 or otherwise);
(j) all other Goods of such Grantor;
(k) all of such Grantor’s books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;
(l) all of such Grantor’s other property and rights of every kind and description and interests therein, including all moneys, securities and other property, now or hereafter held or received by, or in transit to, the Administrative Agent or any Secured Party from or for such Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise; and
(m) all Proceeds of any and all of the foregoing Collateral.
Notwithstanding the foregoing, (i) no account, instrument, chattel paper or other obligation or property of any kind due from, owed by, or belonging to, a Sanctioned Person or Sanctioned Entity, (ii) no lease in which the lessee is a Sanctioned Person or Sanctioned Entity, (iii) no key man life insurance policy of which the Borrower or any Guarantor is a beneficiary, (iv) no Minority Equity Interests or Equity Interests in any Excluded Subsidiary (other than any Pledged Excluded Subsidiary) and (v) no Intellectual Property shall be Collateral.
2.2 Security for Secured Obligations. The Collateral of each Grantor under this Agreement secures the prompt and complete payment, performance and observance of all Obligations of such Grantor and the other Loan Parties under the Loan Documents (including such Grantor’s Obligations in respect of any Secured Swap Contract and any Secured Cash Management Services Agreement), whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the “Secured Obligations”).

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2.3 Continuing Security Interest; Transfer of Credit Extensions. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon each Grantor, its successors, transferees and assigns, and inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party. Without limiting the generality of the foregoing, any Secured Party may assign or otherwise transfer (in whole or in part) any Commitment or Loan held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.07 and Article IX of the Credit Agreement.
2.4 Grantors Remain Liable. Anything herein to the contrary notwithstanding
(a) each Grantor shall remain liable under the contracts and agreements included in the Collateral (including the Material Contracts) to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed,
(b) each Grantor will comply in all material respects with all Laws relating to the ownership and operation of the Collateral, including all registration requirements under applicable Laws, and shall pay when due all taxes, fees and assessments imposed on or with respect to the Collateral, except to the extent the same are being contested in good faith by appropriate actions or proceedings for which adequate reserves in accordance with GAAP have been set aside by such Grantor,
(c) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and
(d) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
2.5 Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of any of the following conditions, occurrences or events:
(a) any lack of validity or enforceability of any Loan Document;
(b) the failure of any Secured Party to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Grantor or any other Person under the provisions of any Loan Document or otherwise or to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation;

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(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any other obligor or otherwise;
(d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;
(e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document;
(f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or
(g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, Borrower, any other Grantor or otherwise.
2.6 Waiver of Subrogation. Until the Termination Date, no Grantor shall exercise any claim or other rights which it may now or hereafter acquire against any other Grantor that arises from the existence, payment, performance or enforcement of such Grantor’s Obligations under this Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy against any other Grantor or any Collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any other Grantor, directly or indirectly, in cash or other property or by setoff or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Grantor in violation of the preceding sentence, such amount shall be deemed to have been paid for the benefit of the Secured Parties, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured. Each Grantor acknowledges that it will receive direct and indirect benefits for the financing arrangements contemplated by the Loan Documents and that the agreement set forth in this Section is knowingly made in contemplation of such benefits.

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2.7 Release; Termination.
(a) Upon any sale, transfer or other disposition of any item of Collateral, whether direct or indirect, of any Grantor in accordance with Section 7.05 of the Credit Agreement, the Administrative Agent will, at such Grantor’s expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing and (ii) such Grantor shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent (which release shall be in form and substance satisfactory to the Administrative Agent) and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent (or the Required Lenders through the Administrative Agent) may reasonably request. The provisions of this Section 2.7(a) shall apply to Dispositions of the capital stock of a Grantor (whether direct or indirect) in compliance with Section 7.05 of the Credit Agreement.
(b) Upon the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Administrative Agent will, at the applicable Grantor’s expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination and deliver to such Grantor all Instruments, Tangible Chattel Paper and negotiable documents representing or evidencing the Collateral then held by the Administrative Agent.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Grantor represents and warrants unto each Secured Party as set forth in this Article.
3.1 Scheduled Information. Set forth in the Schedules to this Agreement is the following information for each Grantor, all of which is accurate and complete as of the Closing Date and as of each date on which such Schedules are supplemented pursuant to Section 4.14 hereof:
(a) Location of Grantors. Item A of Schedule I hereto identifies for such Grantor (i) the state in which it is organized, (ii) the relevant organizational identification number (or states that one does not exist), and (iii) the principal place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Collateral, and where the original copies of each Material Contract and all originals of all Tangible Chattel Paper are located.
(b) Owned Properties. Except as disclosed in Item C of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.14 hereof), as of the date of this Agreement, or as of the date of the most recent such supplement, all of the Equipment and Inventory of such Grantor are located at the places specified in Item B of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.14 hereof), each of which locations is owned by a Grantor.

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(c) Leased Properties; Warehouses; etc. Except as disclosed in Item C of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.14(b) hereof), as of the date of this Agreement, or as of the date of the most recent such supplement, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor, located on any leased property or subject to the Control of any Person, other than the Administrative Agent, such Grantor or another Grantor.
(d) Trade Names. Except as set forth in Item D of Schedule I hereto, such Grantor has no trade names and has not been known by any legal name different from the one set forth on the signature page hereto.
(e) Commercial Torts Claims. Item E of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.14 hereof), describes all Commercial Tort Claims owned by each Grantor as of the date hereof and as of the date of each supplement to such Schedule delivered pursuant to Section 4.14 hereof.
(f) Government Contracts. Except as notified by such Grantor to the Administrative Agent in writing, such Grantor is not a party to any one or more Federal, state or local government contracts.
3.2 Negotiable Documents, Instruments, Chattel Paper and Material Contracts. Such Grantor has delivered to the Administrative Agent possession of all originals of all negotiable Documents, Instruments and Tangible Chattel Paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Administrative Agent), and true and correct copies of each Material Contract.
3.3 Intellectual Property.  The Loan Parties, together with any Pledged Excluded Subsidiaries, own, possess or have the right to use all IP Rights that could reasonably be expected to be material to the exercise by the Secured Parties of all or any material portion of their respective rights and remedies hereunder and under the other Loan Documents, including, without limitation, the Disposition of any of the “Collateral” (as defined in the Credit Agreement).
3.4 Loan Documents Representations. Each Grantor makes each representation and warranty made in the Credit Agreement and the other Loan Documents by the Borrower or any other Loan Party with respect to such Grantor as if such representation and warranty were expressly set forth herein.

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ARTICLE IV
COVENANTS
Each Grantor covenants and agrees that, until the Termination Date, such Grantor will, unless the Administrative Agent with the consent of the Required Lenders shall otherwise agree in writing, perform the obligations set forth in this Section.
4.1 As to Collateral Generally.
(a) Until such time as the Administrative Agent shall notify the Grantors of the revocation of such power and authority after the occurrence and continuation of any Event of Default, each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under its contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, and sell or otherwise dispose of any other Collateral to the extent permitted by Section 7.05 of the Credit Agreement, (ii) will, at its own expense, to the extent commercially reasonable or otherwise as Grantor in good faith deems advisable, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection; and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled in such Grantor’s reasonable determination, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may, at any time following the occurrence and during the continuance of any Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent after the occurrence and during the continuance of any Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.
(b) The Administrative Agent is authorized to endorse, in the name of each Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.
4.2 Insurance. Each Grantor will maintain or cause to be maintained insurance as provided in Section 6.07 of the Credit Agreement. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required by Section 6.07 of the Credit Agreement or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this Section including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Secured Obligations secured hereby.

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4.3 Transfers and Other Liens. No Grantor shall:
(a) sell, assign (by operation of Law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by Section 7.05 of the Credit Agreement; or
(b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest created by this Agreement and except for Permitted Liens.
4.4 Inspections and Verification. The Administrative Agent shall have the inspection rights set forth in Section 6.10 of the Credit Agreement.
4.5 As to Equipment and Inventory. Each Grantor hereby agrees that it shall
(a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 3.1(b) or (c) unless such Grantor has given at least 10 days’ prior written notice to the Administrative Agent of another location, whether by delivery of a supplement to Schedule I hereto delivered pursuant to Section 4.15 hereto or otherwise, and all action, if any, necessary to maintain in accordance with the terms hereof the Administrative Agent’s perfected first priority security interest therein (including any action requested pursuant to Section 4.6) shall have been taken with respect to the Equipment and Inventory;
(b) cause the Equipment to be maintained, preserved and protected in accordance with Section 6.06 of the Credit Agreement; and
(c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the same are being contested in good faith by appropriate actions or proceedings and for which adequate reserves in accordance with GAAP have been set aside.
4.6 [Intentionally deleted.]
4.7 As to Accounts, Chattel Paper, Documents and Instruments.
(a) Each Grantor shall: (i) keep its principal place of business and chief executive office and the office where it keeps its records concerning the Receivables Collateral and all originals of all Tangible Chattel Paper (until any such Tangible Chattel Paper is delivered to the Administrative Agent pursuant to Section 4.10), located at the places therefor specified in Section 3.1 unless the Borrower or such Grantor has given at least 30 days’ prior written notice to the Administrative Agent, and all actions, if any, necessary to maintain the Administrative Agent’s perfected first priority security interest shall have been taken with respect to such Collateral; (ii) not change its name or jurisdiction of organization (whether pursuant to a transaction permitted pursuant to Section 7.04 of the Credit Agreement or otherwise) unless the Borrower or such Grantor has given at least 30 days’ prior written notice to the Administrative Agent, and all actions necessary to maintain the Administrative Agent’s perfected first priority security interest shall have taken with respect to the Collateral of such Grantor; and (iii) hold and preserve such records and Chattel Paper (or copies of any such Chattel Paper so delivered to the Administrative Agent).

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(b) Upon written notice by the Administrative Agent to any Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit to the Collateral Account for such Grantor, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing any Event of Default. No funds, other than Proceeds of Collateral of a Grantor, will be deposited in the Collateral Account for such Grantor.
(c) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that any Event of Default shall exist. Subject to the rights of the Administrative Agent, the Borrower on behalf of each Grantor shall have the right on each Business Day, with respect to and to the extent of collected funds in the Collateral Account, to require the Administrative Agent to purchase any cash equivalent Investment permitted under Section 7.02 of the Credit Agreement, provided that, in the case of certificated securities, the Administrative Agent will retain possession thereof as Collateral and, in the case of other Investment Property, the Administrative Agent will take such actions, including registration of such Investment Property in its name, as it shall determine is necessary to perfect its security interest therein. The Administrative Agent may at any time and shall promptly following any Grantor’s request therefor, so long as no Event of Default has occurred and is continuing, transfer to such Grantor’s general demand deposit account at the Administrative Agent or its bank (if not the Administrative Agent) any or all of the collected funds in the Collateral Account; provided, however, that any such transfer shall not be deemed to be a waiver or modification of any of the Administrative Agent’s rights under this Section. None of the Grantors will, without the Administrative Agent’s prior written consent, grant any extension of the time of payment of any Receivables Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.
4.8 As to the Material Contracts. Each Grantor shall at its expense furnish to the Administrative Agent promptly upon receipt thereof copies of all material notices, requests and other documents received by such Grantor under or pursuant to the Material Contracts, and from time to time furnish to the Administrative Agent such information and reports regarding the Material Contracts as the Administrative Agent may reasonably request and otherwise comply with the provisions regarding Material Contracts set forth in Section 6.13 of the Credit Agreement.
4.9 Chattel Paper. Each Grantor will deliver to the Administrative Agent all Tangible Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent. Each Grantor will provide the Administrative Agent with Control of all Electronic Chattel Paper, by having the Administrative Agent identified as the assignee of the records(s) pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of Control set forth in the UCC. Each Grantor will also deliver to the Administrative Agent all security agreements securing any Chattel Paper and execute UCC financing statement amendments assigning to the Administrative Agent any UCC financing statements filed by such Grantor in connection with such security agreements. Each Grantor will mark conspicuously all Chattel Paper with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such Chattel Paper is subject to the Liens created hereunder.

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4.10 Letters of Credit. Each Grantor will deliver to the Administrative Agent all Letters of Credit in which it is the beneficiary thereof, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent. Each Grantor will take any and all actions necessary (or requested by the Administrative Agent), from time to time, to cause the Administrative Agent to obtain exclusive Control of any Letter-of-Credit Rights owned by such Grantor in a manner acceptable to the Administrative Agent.
4.11 Commercial Tort Claims. Each Grantor shall advise the Administrative Agent promptly upon such Grantor becoming aware, after the date hereof, that it owns any additional Commercial Tort Claims in excess of $1,000,000. With respect to any such Commercial Tort Claims, such Grantor will execute and deliver such documents as the Administrative Agent deems necessary to describe, create, perfect and protect the Administrative Agent’s first priority security interest in such Commercial Tort Claim.
4.12 Bank Accounts; Securities Accounts. Upon the occurrence and during the continuance of an Event of Default and upon request by the Administrative Agent, each Grantor shall enter into an Account Control Agreement with each financial institution with which such Grantor maintains from time to time any Deposit Account or any Securities Account. Each Grantor hereby grants to the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, a continuing security interest in all such Deposit Accounts and Securities Accounts and all funds and Investment Property at any time paid, deposited, credited or held in such Deposit Accounts and Securities Accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Administrative Agent’s agent in connection therewith.

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4.13 Further Assurances, etc.
(a) Each Grantor agrees that, from time to time at its own expense, such Grantor will promptly execute and deliver all further documents, financing statements, agreements and instruments, and take all such further action, which may be required under applicable Law, or which the Administrative Agent or Required Lenders may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will take each of the following actions:
(i) [intentionally deleted.]
(ii) if any Account shall be evidenced by a promissory note or other instrument or negotiable document, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument or negotiable document duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent;
(iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;
(iv) furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail;
(v) take all actions that the Administrative Agent deems necessary or advisable to enforce collection of the Receivables Collateral;
(vi) if requested by the Administrative Agent, cause the landlord, bailee, warehouseman or processor with Control over any Equipment or Inventory of such Grantor to enter into a waiver agreement or to transfer any such Equipment or Inventory to warehouses designated by the Administrative Agent;
(vii) if requested by the Administrative Agent, each Grantor which owns or leases Equipment which is subject to a certificate of title statute that requires notation of a lien thereon to perfect a security interest therein shall deliver to the Administrative Agent all original certificates of title for such Equipment, shall take all necessary steps to cause the Administrative Agent’s security interest be perfected in accordance with such statute and deliver to the Administrative Agent a schedule in reasonable detail describing such Equipment, registration number, license number and all other information required to comply with such statute; provided, however, that until the Administrative Agent makes such a request under this clause, the parties hereto acknowledge that the security interest of the Administrative Agent in such Collateral has not been perfected and all the representations and warranties, covenants and Events of Default contained herein and in the other Loan Documents which would otherwise be violated shall be deemed modified to reflect the foregoing and not be violated;
(viii) if requested by the Administrative Agent upon the occurrence and during the continuance of an Event of Default, cause each bank or Securities Intermediary with which any Grantor maintains a Deposit Account or Securities Account to enter into an Account Control Agreement with respect thereto;

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(ix) from time to time, promptly following the Administrative Agent’s request, execute and deliver confirmatory written instruments pledging to the Administrative Agent the Collateral, but any such Grantor’s failure to do so shall not affect or limit the security interest granted hereby or the Administrative Agent’s other rights in and to the Collateral; and
(x) notify the Agent promptly of any Collateral which constitutes a claim against the United States government or any instrumentality or agent thereof in excess of $1,000,000, the assignment of which is restricted by federal law. Upon the request of the Agent, Grantor shall take such steps as may be necessary to comply with any applicable federal assignment of claims laws or other comparable laws.
(b) With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent to Authenticate and to file one or more financing or continuation statements, and amendments thereto, for the purpose of perfecting, continuing, enforcing or protecting the security interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party. A carbon, photographic, telecopied or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law.
4.14 Supplements to Scheduled Information.
(a) Without limiting the generality of Section 4.14, concurrently with the delivery by the Borrower of each Compliance Certificate pursuant to Section 6.02(b) of the Credit Agreement, the Borrower, on behalf of each Grantor, shall deliver to the Administrative Agent the following applicable supplements to the Schedules hereto in such form as shall be reasonably satisfactory to the Administrative Agent, together with a certificate of Responsible Officers certifying that, as of the date thereof and after giving effect to the supplements to such Schedules delivered therewith, the representations and warranties in Article III hereof are true and correct in all material respects:
(i) a supplement to Item B of Schedule I hereto identifying any new location owned by a Grantor where any Equipment or Inventory of such Grantor may be located which is not already identified on such Schedule;
(ii) a supplement to Item E of Schedule I hereto describing any new Commercial Tort Claim owned by such Grantor which is not described on such Schedule in excess of $5,000,000.
(b) Promptly after any written request by the Administrative Agent (which request shall be made no more than once per fiscal quarter so long as no Event of Default has occurred and is continuing), Borrower, on behalf of each Grantor, shall deliver to the Administrative Agent a supplement to Item C of Schedule I hereto identifying any new consignee, warehouseman, agent, bailee, processor, leased property or other similar location where any Equipment or Inventory of such Grantor is located which is not already identified on such Schedule.
4.15 Amendments or Terminations Not Authorized. Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to a financing statement filed in favor of the Agent without the prior written consent of the Agent and agrees that it will not do so without the prior written consent of the Agent, subject to Grantor’s rights under Section 9-5.13(c) of the UCC.

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4.16 Certain Property. No Grantor owns (a) standing timber that is to be cut and removed under a conveyance or contract for sale, (b) animals, (c) crops grown, growing, or to be grown, even if the crops are produced on trees, vines or bushes, or (d) manufactured homes.
ARTICLE V
THE ADMINISTRATIVE AGENT
5.1 Appointment as Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:
(a) (i) demand payment of its Receivables Collateral; (ii) enforce payments of its Receivables Collateral by legal proceedings or otherwise; (iii) exercise all of its rights and remedies with respect to proceedings brought to collect its Receivables Collateral; (iv) sell or assign its Receivables Collateral upon such terms, for such amount and at such times as the Administrative Agent deems advisable; (v) settle, adjust, compromise, extend or renew any of its Receivables Collateral; (vi) discharge and release any of its Receivables Collateral; (vii) prepare, file and sign such Grantor’s name on any proof of claim in bankruptcy or other similar document against any obligor of any of its Receivables Collateral; (viii) notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by the Administrative Agent, and open and dispose of all mail addressed to such Grantor; (ix) endorse such Grantor’s name upon any Chattel Paper, document, instrument, invoice, or similar document or agreement relating to any Receivables Collateral or any goods pertaining thereto; and (x) endorse such Grantor’s name upon any Chattel Paper, document, instrument, invoice, or similar document or agreement relating to any Receivables Collateral or any goods pertaining thereto;
(b) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;
(c) execute, in connection with any sale or other disposition provided for in Section 6.1, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

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(d) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (vii) notify, or require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent and change the post office box number or other address to which the Account Debtors make payments; and (viii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.
5.2 Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein after any applicable cure period, the Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 6.2.
5.3 Administrative Agent Has No Duty.
(a) In addition to, and not in limitation of, Section 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty or obligation on it to exercise any such powers. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
(b) Each Grantor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of the Administrative Agent to take any steps to perfect the security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of its Secured Obligations.

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ARTICLE VI
REMEDIES
6.1 Certain Remedies. If any Event of Default shall have occurred and be continuing:
(a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC and also may take the following actions:
(i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon the request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at its premises or another place designated by the Administrative Agent (whether or not the UCC applies to the affected Collateral);
(ii) without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;
(iii) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral.
(b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held, to the extent permitted under applicable Law, by the Administrative Agent as additional collateral security for all or any part of the Secured Obligations, and/or then or at any time thereafter shall be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 10.04 of the Credit Agreement and Section 6.2 below) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations in accordance with Section 8.03 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations, and the termination of all Commitments, shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

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(c) The Administrative Agent may exercise any and all rights and remedies of each Grantor under or in connection with the Collateral, including the right to sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under this Agreement or any other Loan Document and the Material Contracts or otherwise in respect of the Collateral, including any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Collateral.
The Administrative Agent shall give the Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-612 of the UCC) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. The Secured Obligations shall not be affected by any failure of the Administrative Agent to take any steps to perfect the security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss or damage to the Collateral release any Grantor from any of its Secured Obligations.

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6.2 Indemnity and Expenses. Each Grantor agrees to jointly and severally indemnify and hold harmless the Administrative Agent (and any sub-agent thereof), each other Secured Party, and each Related Party of any of the foregoing Persons (each, such Person being called an “Indemnitee”) against, and hold each harmless from, any and all losses, claims, damages, liabilities, and related, reasonable, out-of-pocket expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee); provided, that, as long as no Default exists Grantors shall engage and pay for defense counsel that is reasonably acceptable to the Secured Parties in connection with claims brought by third parties and Secured Parties may engage separate counsel under such circumstances at their own expense (it being understood that upon the occurrence of an Event of Default, all counsel shall be at the cost and expense of the Grantors), incurred by any Indemnitee or asserted against any Indemnitee by a third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of, this Agreement and the other Loan Documents (including enforcement of this Agreement and other Loan Documents; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities and related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by a Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Loan Party has obtained a final and nonappealable judgment in its favor of such claim as determined by a court of competent jurisdiction. Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of any experts and agents, which the Administrative Agent may incur in connection with the following:
(a) the administration of this Agreement and the other Loan Documents;
(b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;
(c) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder; or
(d) the failure by any Grantor to perform or observe any of the provisions hereof.
The agreements in this Section 6.2 shall survive the termination of the Commitments and the repayment, satisfaction or discharge of the other Obligations.

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6.3 Waivers. Each Grantor hereby waives any right, to the extent permitted by applicable Law, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Administrative Agent to take possession, exercise control over or dispose of any item of Collateral where such action is permitted under the terms of this Agreement or any other Loan Document or by applicable Laws or the time, place or terms of sale in connection with the exercise of the Administrative Agent’s rights hereunder. Each Grantor waives, to the extent permitted by applicable Laws, any bonds, security or sureties required by the Administrative Agent with respect to any of the Collateral. Each Grantor also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Administrative Agent’s rights under this Agreement or any other Loan Document, including, the taking of possession of any Collateral or the giving of notice to any Account Debtor or the collection of any Receivables Collateral, all to the extent that such waiver is permitted by applicable Laws. Each Grantor also consents that the Administrative Agent, in connection with the enforcement of the Administrative Agent’s rights and remedies under this Agreement, may enter upon any premises owned by or leased to it without obligations to pay rent or for use and occupancy, through self-help, without judicial process and without having first obtained an order of any court. These waivers and all other waivers provided for in this Agreement and the other Loan Documents have been negotiated by the parties and each Grantor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.
ARTICLE VII
MISCELLANEOUS PROVISIONS
7.1 Loan Document.
(a) This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
(b) Concurrently herewith certain of the Grantors are executing and delivering the Pledge Agreement pursuant to which such Grantor is pledging all the certificated Investment Property and Instruments of such Grantor. Such pledges shall be governed by the terms of the Pledge Agreement and not by this Agreement.
7.2 Amendments, etc.; Additional Grantors; Successors and Assigns.
(a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and, with respect to any such amendment, by the Grantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(b) Upon the execution and delivery by any Person of a Joinder Agreement, (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor and (ii) the schedule supplements attached to each Security Agreement shall be incorporated into and become a part of and supplement Schedules I and II hereto, as appropriate, and the Administrative Agent may attach such schedule supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

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(c) Upon the delivery by the Borrower of each certificate of Responsible Officers certifying supplements to the Schedules to this Agreement pursuant to Section 4.14, the schedule supplements attached to each such certificate shall be incorporated into and become a part of and supplement Schedules I and II hereto, as appropriate, and the Administrative Agent may attach such schedule supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.
(d) This Agreement shall be binding upon each Grantor and its successors, transferees and assigns and shall inure to the benefit of the Administrative Agent and each other Secured Party and their respective successors, transferees and assigns; provided, however, that no Grantor may assign its obligations hereunder without the prior written consent of the Administrative Agent.
7.3 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by telecopier to each party hereto at the address set forth in Section 10.02 of the Credit Agreement (with any notice to a Grantor other than the Borrower being delivered to such Grantor in care of the Borrower). All such notices and other communications shall be deemed to be given or made at the times provided in Section 10.02 of the Credit Agreement.
7.4 Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
7.5 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.6 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
7.7 Governing Law, Etc.
(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

27

(b) EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c) EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.3. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

28

7.8 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
7.9 Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEOUS WRITTEN AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
7.10 Amendment and Restatement.
(a) The Grantors and the Administrative Agent on behalf of the Secured Parties hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Security Agreement which in any manner govern or evidence the obligations arising hereunder, the rights and interests of the Secured Parties and any terms, conditions or matters related to any thereof, shall be and hereby are amended and restated in their entirety by the terms, conditions and provisions of this Agreement, and the terms and provisions of the Existing Security Agreement, except as otherwise expressly provided herein, shall be superseded by this Agreement.
(b) Notwithstanding this amendment and restatement of the Existing Security Agreement, including anything in this Section 7.10, except as set forth in Section 7.10(c) below, (i) all of the indebtedness, liabilities and obligations owing by the Grantors under the Existing Security Agreement shall continue as obligations hereunder and thereunder and shall be and remain secured by this Agreement, (ii) the Existing Security Interest shall continue as a security interest hereunder, and (iii) this Agreement is given as a substitution of, and not as a payment of the indebtedness, liabilities and obligations of the Grantors under the Existing Security Agreement and neither the execution and delivery of this Agreement nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Security Agreement or the Existing Security Interest created thereunder.
(c) Effective as of the Closing Date, the Administrative Agent, on behalf of the Secured Parties, hereby terminates, releases and discharges the Existing Security Interests in the Excluded Subsidiary Collateral.
[Signature Paged Follow]

29

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation INTEGRA LIFESCIENCES CORPORATION, a Delaware corporation
By:
	Name:	John B. Henneman, III
	Title:	Executive Vice President, Finance and Administration & Chief Financial Officer

ENDOSOLUTIONS, INC., a Delaware corporation
INTEGRA LUXTEC, INC., a Massachusetts corporation
INTEGRA NEUROSCIENCES (INTERNATIONAL),
INC., a Delaware corporation
INTEGRA RADIONICS, INC., a Delaware corporation
ISOTIS ORTHOBIOLOGICS, INC., a Washington corporation
J. JAMNER SURGICAL INSTRUMENTS,
INC., a Delaware corporation
MILTEX, INC., a Delaware corporation

By:
	Name:	John B. Henneman, III
	Title:	Vice President and Treasurer

MINNESOTA SCIENTIFIC, INC., a Minnesota corporation
By:
	Name:	John B. Henneman, III
	Title:	Vice President and Chief Financial Officer
AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

THEKEN SPINE, LLC, an Ohio limited liability company
By:	INTEGRA LIFESCIENCES
CORPORATION, its sole member

By:
	Name:	John B. Henneman, III
	Title:	Executive Vice President, Finance and Administration & Chief Financial Officer
AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

ACKNOWLEDGED AND ACCEPTED:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:
Title:
AMENDED AND RESTATED SECURITY AGREEMENT
Signature Page

SCHEDULE I TO SECURITY AGREEMENT
Item A. State of Organization, Identification Number, Chief Executive Office

		Identification
Grantor; Chief Executive Office	State of Organization	Number
Integra LifeSciences Holdings Corporation	Delaware	2199700
311 Enterprise Drive Plainsboro, NJ 08536
Integra LifeSciences Corporation	Delaware	2363821
311 Enterprise Drive Plainsboro, NJ 08536
J. Jamner Surgical Instruments, Inc.	Delaware	0769265
9 Skyline Drive Hawthorne, NY 10532
Integra NeuroSciences (International), Inc.	Delaware	2902491
311 Enterprise Drive Plainsboro, NJ 08536
Integra Radionics, Inc.	Delaware	4077406
22 Terry Avenue Burlington, MA 01803
Miltex, Inc.	Delaware	4079576
589 Davies Drive York, PA 17402
EndoSolutions, Inc.	Delaware	3436217
589 Davies Drive York, PA 17402
Integra Luxtec, Inc.	Massachusetts	42741310
311 Enterprise Drive Plainsboro, NJ 08536
IsoTis OrthoBiologics, Inc.	Washington	601553620
1 Goodyear Irvine, CA 92618
Theken Spine, LLC	Ohio	LL10700
1800 Triplett Boulevard Akron, OH 44306
Minnesota Scientific, Inc.	Minnesota	1X-1191
4849 White Bear Parkway St. Paul, MN 55110
Integra LifeSciences Holdings Corporation	Delaware	2199700
311 Enterprise Drive Plainsboro, NJ 08536
Integra LifeSciences Corporation	Delaware	2363821
311 Enterprise Drive Plainsboro, NJ 08536
J. Jamner Surgical Instruments, Inc.	Delaware	0769265
9 Skyline Drive Hawthorne, NY 10532
Integra NeuroSciences (International), Inc.	Delaware	2902491
311 Enterprise Drive Plainsboro, NJ 08536

Item B. Location of Equipment & Inventory (Owned Locations)

Grantor Mailing Address	County	State
Miltex, Inc.	York	Pennsylvania
589 Davies Drive York, PA 17402
Integra LifeSciences Corp.	Hamilton	Ohio
4900 Charlemar Drive Cincinnati, OH 45227
Item C. Leased Property; Bailees
I.	Attached — List of consignments for Extremity Reconstruction and Neurosurgery

II.	Attached — List of consignments for OrthoBiologics hospital accounts

III.	Attached – List of consignments for OrthoBiologics distributor accounts

IV.	Attached – List of consignments for Surgical Instruments

Item D. Trade Names

Grantor	Trade Name
Integra LifeSciences Corporation	Integra
Integra LifeSciences Corporation	Integra LifeSciences
Integra LifeSciences Corporation	Integra NeuroSciences
Integra LifeSciences Corporation	Integra Neurosupplies (NSI)
Integra LifeSciences Corporation	Integra Pain Management
J. Jamner Surgical Instruments, Inc.	Jarit Instruments
IsoTis OrthoBiologics, Inc.	Integra OrthoBiologics
Miltex, Inc.	Miltex
Minnesota Scientific, Inc.	Omni-Tract Surgical
Theken Spine, LLC	Integra Spine
Item D. Commercial Tort Claims

Description of
Grantor	Commercial Tort Claim
None

Item C. Leased Property; Bailees
I. Extremity Reconstruction & Neurosurgery

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	AESTHETIC SURGERY CENTER	30260 Rancho Viejo Road San Juan Capistrano, CA 92675	Consignee
Integra LifeSciences Corporation	GRAMERCY PARK SURGERY, P.C.	67 Irving Place New York, NY 10003	Consignee
Integra LifeSciences Corporation	ADVANCED AMBULATORY S/C	2333 North Harlem Ave Chicago, IL 60707	Consignee
Integra LifeSciences Corporation	UCSD MEDICAL CENTER	7197 Convoy Court San Diego, CA 92111	Consignee
Integra LifeSciences Corporation	PALO PINTO GEN HOSPITAL	400 Southwest 25th Avenue Mineral Wells, TX 76067	Consignee
Integra LifeSciences Corporation	QUEENS HOSPITAL CENTER	82-70 164th Street Jamaica, NY 11432	Consignee
Integra LifeSciences Corporation	CABRINI MEDICAL CENTER	227 E. 19th Street New York, NY 10003	Consignee
Integra LifeSciences Corporation	HEALTH ALLIANCE JEWISH HOSP	4777 W Galbraith Rd Cincinnati, OH 45236	Consignee
Integra LifeSciences Corporation	BOULEVARD SURGICAL CENTER	46-04 31st. Ave. Long Island City, NY 11103	Consignee
Integra LifeSciences Corporation	MAYO CLINIC FOUNDATION	221 Fourth Avenue SW Rochester, MN 55902	Consignee
Integra LifeSciences Corporation	SYCAMORE SPRINGS CENTER	4715 Statesmen; Ste A Indianapolis, IN 46250	Consignee
Integra LifeSciences Corporation	MERCY MEDICAL CENTER	301 St. Paul Place Baltimore, MD 21202	Consignee
Integra LifeSciences Corporation	MUNSON MEDICAL CENTER	1105 Sixth Avenue Traverse City, MI 49684	Consignee
Integra LifeSciences Corporation	REGION’S HOSPITAL	640 Jackson Street Ste 180 San Diego, CA 92009	Consignee
Integra LifeSciences Corporation	GENESYS REGIONAL MEDICAL CTR	P.O. Box 2031 Flint, MI 48503	Consignee
Integra LifeSciences Corporation	KAISER HOSPITAL — 01-KAIS005	P.O. Box 41906 Los Angeles, CA 90041-0906	Consignee
Integra LifeSciences Corporation	ST RITA’S MEDICAL CENTER	730 West Market Street Lima, OH 45801	Consignee
Integra LifeSciences Corporation	STEVENS MEMORIAL HOSPITAL	21601 76th Ave Northeast Edmonds, WA 98206	Consignee
Integra LifeSciences Corporation	OLIVE SURGERY CENTER	12101 Woodcrest Exec Dr.#101 St. Louis, MO 63141	Consignee
Integra LifeSciences Corporation	GOOD SHEPARD HOSPITAL	450 West Highway 22 Barrington, IL 60010	Consignee
Integra LifeSciences Corporation	BELLAIRE SURGERY CENTER	5521 Bellaire Drive South Fort Worth, TX 75109	Consignee
Integra LifeSciences Corporation	HEALTHSOUTH OUTPATIENT S/C	450 North New Ballas Road Saint Louis, MO 63141	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	COLUMBUS HOSPITAL	495 North 13th Street Newark, NJ 07107	Consignee
Integra LifeSciences Corporation	WALLA WALLA CLINIC	55 West Tietan Walla Walla, WA 99362	Consignee
Integra LifeSciences Corporation	ST. MARY’S MEDICAL CENTER	401 W. Poplar Walla Walla, WA 99362	Consignee
Integra LifeSciences Corporation	ST MARY’S HOSPITAL	305 S. 5th Enid, OK 73120	Consignee
Integra LifeSciences Corporation	MISSION AMBULATORY S/C	26730 Crown Valley Parkway Mission Viejo, CA 92691	Consignee
Integra LifeSciences Corporation	HACKENSACK UNIVERSITY M/C	30 Prospect Avenue Hackensack, NJ 07601	Consignee
Integra LifeSciences Corporation	NORTH HILLS SURGERY CENTER	3271 Wimberly Drive Fayetteville, AR 72703	Consignee
Integra LifeSciences Corporation	UNITED HEALTH SERVICES	25 Park Avenue Binghamton, NY 13902	Consignee
Integra LifeSciences Corporation	MEDICAL COLLEGE OF OHIO	365 Arlington Ave Dowling Hall Room #50	Consignee
Integra LifeSciences Corporation	SOUTHERN INDIANA SURGERY CTR	2800 Rex Grossman Blvd. Bloomington, IN 47403	Consignee
Integra LifeSciences Corporation	RHODE ISLAND ASC	ASC Dudley Street Providence, RI 02903	Consignee
Integra LifeSciences Corporation	MERCY HOSPITAL 01-MERC016	144 State Street Portland, ME	Consignee
Integra LifeSciences Corporation	MEMORIAL HOSPITAL	710 Fairbanks Street Chicago, IL 60611	Consignee
Integra LifeSciences Corporation	NORTHERN MICHIGAN HOSPITAL	416 Connable Ave Petoskey, MI 49770	Consignee
Integra LifeSciences Corporation	SPECTRUM HEALTH — BLODGETT	1840 Wealthy Street SE Grand Rapids, MI 49506	Consignee
Integra LifeSciences Corporation	PROVIDENCE SURGICAL CENTER	29877 Telegraph Road, Suite 200 Southfield, MI 48034	Consignee
Integra LifeSciences Corporation	SURGERY ONE CENTER	5052 North Clinton Fort Wayne, IN 46825-5822	Consignee
Integra LifeSciences Corporation	MERCY GENERAL HEALTH PARTNERS	1700 Oak Ave Muskegon, MI 49442	Consignee
Integra LifeSciences Corporation	UPPER ARLINGTON OUTPATIENT CTR	2240 North Bank Drive Upper Arlington, OH 43220	Consignee
Integra LifeSciences Corporation	YAKIMA VALLEY MEMORIAL HOSP	2811 Tieton Drive Yakima, WA 98902	Consignee
Integra LifeSciences Corporation	POMONA VALLEY HOSPITAL	1798 N. Garey Ave Pomona, CA 91767	Consignee
Integra LifeSciences Corporation	ST. JOHN SURGERY CENTER	21000 12 Mile Road St. Clair Shore, MI 48081	Consignee
Integra LifeSciences Corporation	ST. LUCIE SURGERY CENTER	1310 S.E West Star Ave Port St. Lucie, FL 34952	Consignee
Integra LifeSciences Corporation	FLORIDA HOSPITAL — EAST	7727 Lake Underhill Drive Orlando, FL 32822	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	JOHN A. PARODI	105 South Main Ave Albany, NY 12208	Consignee
Integra LifeSciences Corporation	GATEWAY SC HOSPITAL	690 N. Cofco Center Ct Suite #150 Phoenix, AZ 85008	Consignee
Integra LifeSciences Corporation	SCOTTSDALE HEALTHCARE OSBORN HOSPITAL	7400 East Osborn Road Scottsdale, AZ 85251	Consignee
Integra LifeSciences Corporation	UNIVERSITY MEDICAL CENTER	1501 N Campbell Ave Tucson, AZ 85724	Consignee
Integra LifeSciences Corporation	MIRIAM HOSPITAL	164 Summit Avenue Providence, RI 02906	Consignee
Integra LifeSciences Corporation	NORTH ADAMS HOSPITAL	71 Hospital Avenue North Adams, MA 02147	Consignee
Integra LifeSciences Corporation	STURDY HOSPITAL	211 Park Street Attleboro, MA 02703	Consignee
Integra LifeSciences Corporation	NAPERVILLE SURGICAL CENTER	1263 Ruckert Drive Naperville, IL 60540	Consignee
Integra LifeSciences Corporation	ASPIRUS WAUSAU HOSPITAL	333 Pine Ridge Blvd. Wausau, WI 54401	Consignee
Integra LifeSciences Corporation	BAYLOR UNIVERSITY HOSPITAL	3500 Gaston Avenue 5th Floor Truett Building Dallas, TX 75246	Consignee
Integra LifeSciences Corporation	HILLCREST BAPTIST MEDICAL CENTER	3000 Herring Avenue Waco, TX 76708-0100	Consignee
Integra LifeSciences Corporation	MERCEY MEDICAL CENTER	271 Carew Street Springfield, MA 01102	Consignee
Integra LifeSciences Corporation	VANDERBILT UNIVERSITY HOSPITAL	1126 22nd Avenue South Nashville, TN 37232	Consignee
Integra LifeSciences Corporation	TEXAS CHILDREN’S HOSPITAL	6621 Fannin Street Houston, TX 77030	Consignee
Integra LifeSciences Corporation	MISSISSIPPI BAPTIST MEDICAL CENTER (HOSPITAL)	1225 N State Street Jackson, MS 39202	Consignee
Integra LifeSciences Corporation	BEAUFORT COUNTY HOSPITAL	628 E. 12th Street Washington, NC 27889	Consignee
Integra LifeSciences Corporation	CHILDREN’S HOSPTIAL	9000 W. Wisconsin Ave Milwaukee, WI 53226	Consignee
Integra LifeSciences Corporation	COMMUNITY HOSPITAL	W180 N 8045 Town Hall Rd Menomoner Falls, WI 53051	Consignee
Integra LifeSciences Corporation	DEARBORN SURGERY CENTER	18100 Oakwood Blvd Ste 100 Dearborn, MI 48124	Consignee
Integra LifeSciences Corporation	FROEDTERT HOSPTIAL	9200 W. Wisconsin Ave Milwaukee, WI 53226	Consignee
Integra LifeSciences Corporation	HARRISON MEDICAL CENTER	2520 Cherry Ave Bremerton, WA 98310	Consignee
Integra LifeSciences Corporation	KENOSHA HOSPITAL & MEDICAL CENTER	6308 8th Ave Kenosha, WI 53143	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	MARY HEALTH SYSTEM	1000 Mineral Point Ave Jonesville, WI 53545	Consignee
Integra LifeSciences Corporation	OAKWOOD ANNAPOLIS MEDICAL CENTER	33155 Annapolis Wayle, MI 48184	Consignee
Integra LifeSciences Corporation	OAKWOOD HOSPITAL	18101 Oakwood Blvd Dearborn, MI 48124	Consignee
Integra LifeSciences Corporation	OCONOMOWOC MEMORIAL HOSPITAL	791 Summit Ave Oconomowoc, WI 53066	Consignee
Integra LifeSciences Corporation	ORTHOPEDIC SURGERY CTR LLC	W238 N 1610 Busse Rd Ste 100 Waukosha, WI 53188-1163	Consignee
Integra LifeSciences Corporation	PHYSICIANS SURGERY CENTER	1 Plaza Drive Toms River, NJ 08757	Consignee
Integra LifeSciences Corporation	REGIONAL HAND CENTER	2139 E. Beechwood Ave Fresno, CA 93720	Consignee
Integra LifeSciences Corporation	ST CATHERINES HOSPITAL	3556 Seventh Ave Kenosha, WI 53143	Consignee
Integra LifeSciences Corporation	ST JOE’S AMBULATORY SURGERY	115 Fulton Street Pontiac, MI 48341	Consignee
Integra LifeSciences Corporation	ST JOSEPH’S HOSPITAL	One Saint Joseph Drive Lexington, KY 40504	Consignee
Integra LifeSciences Corporation	UNIVERSITY HOSPITAL	234 Goodman Street Cincinnati, OH 45219	Consignee
Integra LifeSciences Corporation	U OF M HOSPITAL	1500 E. Medical Center Ann Arbor, MI 48109	Consignee
Integra LifeSciences Corporation	EAST ANN ARBOR HOSPITAL	4270 Plymouth Road Ann Arbor, MI 48109	Consignee
Integra LifeSciences Corporation	WAUKESHA M. H. HOSPITAL	725 American Ave Waukeska, WI 53189	Consignee
Integra LifeSciences Corporation	WEST ALLIS HOSPITAL	8901 W. Lincoln Ave West Allis, WI 53227	Consignee
Integra LifeSciences Corporation	ST MARY’S MEDICAL CENTER	3801 Spring Street Racine, WI 53405	Consignee
Integra LifeSciences Corporation	WILLIAM BEAUMONT TROY HOSPITAL	44201 Dequinore Troy, MI	Consignee
Integra LifeSciences Corporation	HCA MEDICAL CENTER OF PLANO	3901 West 15th Street Plano, TX 75075	Consignee
Integra LifeSciences Corporation	ALHAMBRA SURGERY	1201 Alhambra Blvd. Suite 110 Sacramento, CA 95816	Consignee
Integra LifeSciences Corporation	UNIVERSITY OF LOUISVILLE HEALTHCARE	530 S. Jackson Street Louisville, KY 40202	Consignee
Integra LifeSciences Corporation	U MASS HOSPITAL	281 Lincoln Street Worchester, MA	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	CONCANNOR PLASTIC SURGERY	3115 Falling Leaf Court Columbia, MO 65201	Consignee
Integra LifeSciences Corporation	MANCHESTER SURGERY	1040 Old Des Peres Road Des Peres, MO 63131	Consignee
Integra LifeSciences Corporation	COX SOUTH HOSPITAL	3801 S. National Avenue Springfield, MO 65807	Consignee
Integra LifeSciences Corporation	CHRISTUS SPOHN SHORELINE	600 Elizabeth Street Corpus Christi, TX 78404	Consignee
Integra LifeSciences Corporation	WHITE RIVER HEALTH SYSTEM HOSPITAL	1710 Harrison Street Batesville, AR 72501	Consignee
Integra LifeSciences Corporation	NORTH CENTRAL SURGICAL	9301 N Central Expry Suite 100 Dallas, TX 75231	Consignee
Integra LifeSciences Corporation	UT SOUTHWESTERN ZALE ZIPSHY	5151 Harry Hines Blvd Dallas, TX 75390	Consignee
Integra LifeSciences Corporation	PARKLAND MEMORIAL	5201 Harry Hines Blvd Dallas, TX 75235	Consignee
Integra LifeSciences Corporation	LEE MEMORIAL	2776 Cleveland Avenue Fort Myers, FL 33901	Consignee
Integra LifeSciences Corporation	BERKSHIRE MEDICAL CENTER	725 North Street Pittsfield, MA 01201	Consignee
Integra LifeSciences Corporation	UT SOUTHWESTERN (OUTPATIENT SURG CENTER)	5909 Harry Hines Dallas, TX 75390	Consignee
Integra LifeSciences Corporation	GRANT RIVERSIDE MEDICAL CENTER	3420 Oletangy River Road Columbus, Ohio 43202	Consignee
Integra LifeSciences Corporation	CREEKWOOD SURGERY CENTER	211 NE 54th Street Suite 100 Kansas City, NO 64118	Consignee
Integra LifeSciences Corporation	KAISER ANTIOCH	4501 Sand Creek Road Antioch, CA 94531	Consignee
Integra LifeSciences Corporation	ORANGE PARK SURGERY CTR	2050 Professional Ctr Dr Orange Park, FL 32073	Consignee
Integra LifeSciences Corporation	FLEMING ISLAND SURGERY CENTER	1670 B Eagle Harbor Parkway Orange Park, FL 32003	Consignee
Integra LifeSciences Corporation	ARKANSAS SPECIALTY ORTHOPEDICS	6101 St Vincent Circle Little Rock, AR 72205	Consignee
Integra LifeSciences Corporation	FLATIRONS SURGERY CENTER	70 Health Park Drive Louisville CO 80027	Consignee
Integra LifeSciences Corporation	CLEAR CREEK SURGERY CTR	7809 W 38th Avenue Wheat Ridge, CO 80033	Consignee
Integra LifeSciences Corporation	GOLDEN RIDGE SURGERY CENTER	660 Golden Ridge Road Golden CO 80401	Consignee
Integra LifeSciences Corporation	EL PASO SPECIALTY HOSPITAL	1755 Curie Drive Ste A El Paso, TX 79902	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	ST MARY’S HOSPITAL	450 Stanyan Street San Francisco, CA 91447	Consignee
Integra LifeSciences Corporation	RESURGENS SURG CENTER	5671 Peachtree Dunwoody Road #800 Atlanta, GA 30342	Consignee
Integra LifeSciences Corporation	WINCHESTER MEDICAL CENTER	1840 Amherst Street Winchester, VA 22601	Consignee
Integra LifeSciences Corporation	MCG, HEALTH	1120 15th Street Augusta, GA 30912	Consignee
Integra LifeSciences Corporation	WOODLANDS SURGERY CENTER	2325 N Casaloma Drive Appleton, WI 54912	Consignee
Integra LifeSciences Corporation	BROWARD GENERAL	1000 S Andrews Ave Fort Lauderdale, FL 33316	Consignee
Integra LifeSciences Corporation	BETH ISRAEL DEACONESS MED CENTER	330 Brookline Avenue Boston, MA 02215	Consignee
Integra LifeSciences Corporation	PLEASANTON SURGERY CTR	1393 Santa Rita Road #F Pleasanton, CA 94566	Consignee
Integra LifeSciences Corporation	WEBSTER SURGERY CENTER	3300 Webster Street Oakland, CA 94609	Consignee
Integra LifeSciences Corporation	SUTTER ROSEVILLE MED	4 Medical Plaza Drive Roseville, CA 95661	Consignee
Integra LifeSciences Corporation	RENO ORTHOPAEDIC	350 West 6th Street Reno, NV 89503	Consignee
Integra LifeSciences Corporation	KAISER WALNUT CREEK	1425South Main Street Walnut Creek, CA 94598	Consignee
Integra LifeSciences Corporation	U C DAVIS	4845 2ND Avenue Sacramento, CA 95817	Consignee
Integra LifeSciences Corporation	KAISER FOUNDATION HOSPITAL	2025 Morse Avenue Sacramento, CA 95825	Consignee
Integra LifeSciences Corporation	QUEEN OF THE VALLEY MED CTR	1000 Trancas Street Napa, CA 94558	Consignee
Integra LifeSciences Corporation	METHODIST HOSP OF SACRAMENTO	7500 Hospital Drive Sacramento, CA 95823	Consignee
Integra LifeSciences Corporation	LAS PALMES MEDICAL CNTR	1801 W Oregon Street El Paso, TX 79902	Consignee
Integra LifeSciences Corporation	KAISER ROSEVILLE	1600 Eureka Road Roseville, CA 95661	Consignee
Integra LifeSciences Corporation	NORTHSIDE CHEROKEE	201 Hospital Road Canton, GA 30114	Consignee
Integra LifeSciences Corporation	UTAH SURGICAL CENTER	3715 W 4100 South West Valley, UT 84120	Consignee
Integra LifeSciences Corporation	REGIONAL MED CNTR BAYONET POINT	14000 Fivay Road Hudson, FL 34667	Consignee
Integra LifeSciences Corporation	HEALTHSOUTH HARTFORD SURG CENTER	100 Retreat Avenue Hartford, CT 06106	Consignee
Integra LifeSciences Corporation	HENDRICK MED CENTER	1900 Pine Street Abilene, TX 79601	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	PUTNAM HOSPITAL	670 Stoneleigh Avenue Carmel, NY 10512	Consignee
Integra LifeSciences Corporation	INOVA FAIR OAKS HOSPITAL	3600 Joseph Siewick Drive Fairfax, VA 22033	Consignee
Integra LifeSciences Corporation	U OF IOWA	200 Hawkins Drive Iowa City, IA 52242	Consignee
Integra LifeSciences Corporation	UTAH VALLEY REGIONAL MEDICAL CENTER	1034 N 500 West Provo, Utah 84604	Consignee
Integra LifeSciences Corporation	SACRED HEART/PEACE OREGON	3333Riverbend Drive Springfield, OR 97477	Consignee
Integra LifeSciences Corporation	HAND & UPPER EXTREMITY SURGERY CENTER	993 D Johnson Ferry Road Suite 200 Atlanta, GA 30342	Consignee
Integra LifeSciences Corporation	ST MARY’S HOSPITAL	200 Jefferson Avenue S.E. Grand Rapids, MI 49503	Consignee
Integra LifeSciences Corporation	LAPEER COUNTY SURGERY	1546 Callis Road Lapeer, MI 48446	Consignee
Integra LifeSciences Corporation	WALKER SURGICAL CENTER	3300 Walker View Drive Walker, MI 49544	Consignee
Integra LifeSciences Corporation	TIMBERLAKE SURGERY HOSPITAL	1485 N Outer Forty Road Suite 200 Chesterfield, MO 63017	Consignee
Integra LifeSciences Corporation	RESTON HOSPITAL CENTER	1850 Town Center Pkwy Reston, VA 20190	Consignee
Integra LifeSciences Corporation	VANDERBILT HOSPITAL	1161 21st Avenue South Nashville, TN 37203	Consignee
Integra LifeSciences Corporation	KAISER INTERSTATE	3500 N Interstate Avenue Portland, OR 97227	Consignee
Integra LifeSciences Corporation	SETON MEDICAL CENTER – AUSTIN	1201 E 35th Street Austin, TX 78705	Consignee
Integra LifeSciences Corporation	ORTHOPEDIC ASSOC SURG CENTER	1111 Cromwell Avenue Rocky Hill, CT 06067	Consignee
Integra LifeSciences Corporation	PRINCE WILLIAM SURGERY CENTER	8644Sudley Road Suite 201 Manassas, VA 20110	Consignee
Integra LifeSciences Corporation	VIRGINIA HOSITAL	1701 N George Mason Dr Arlington, VA 22205	Consignee
Integra LifeSciences Corporation	HOSPITAL FOR SPECIAL SURGERY	540 E 71st Street New York, NY 10027	Consignee
Integra LifeSciences Corporation	UNIVERSITY HOSPITAL	2026 Gravier Street New Orleans, LA 70112	Consignee
Integra LifeSciences Corporation	BEEBE MEDICAL CENTER	424 Savannah Road Lewis, DE 19958	Consignee
Integra LifeSciences Corporation	STONEGATE SURGERY CENTER	2501 W Wm Cannon Dr Austin, TX 78745	Consignee
Integra LifeSciences Corporation	NW GEORGIA ORTHOPAEDIC SURG	2550 Windy Hill Road Suite 218 Marietta, GA 30067	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	SURGERY CENTER OF KANSAS CITY	1800 E Meyer Blvd Kansas City, MO 64132	Consignee
Integra LifeSciences Corporation	SHREWSBURY SURG CENTER	655 Shrewsbury Avenue Shrewsbury, NJ 07702	Consignee
Integra LifeSciences Corporation	HEALTHSOUTH SURGICAL HOSPITAL	100 SE 59th Street OKC, OK 78129	Consignee
Integra LifeSciences Corporation	PLASTIC SURGERY CENTER	2650 Flowood Drive Flowood, MS 39232	Consignee
Integra LifeSciences Corporation	WASHINGTON HOSPITAL	110 Irving Street, NW Washington, DC 20010	Consignee
Integra LifeSciences Corporation	DAY SURGERY CENTER	3316 Colorado Blvd Denton, TX 76201	Consignee
Integra LifeSciences Corporation	HARRIS METHODIST S0UTH LAKE	1545 East South Lake South Lake, TX 76092	Consignee
Integra LifeSciences Corporation	BAYLOR SURGICARE AT OAKMONT	7200 Oakmont Blvd Fort Worth, TX 76132	Consignee
Integra LifeSciences Corporation	ROSWELL SURGERY CENTER	1285 Hembree Road Suite 200-C Roswell, GA 30076	Consignee
Integra LifeSciences Corporation	COMMUNITY HOSP OUTPATIENT SURGERY	St. Anthony North 6205 N Santa Fee #100 OKC, OK 73118	Consignee
Integra LifeSciences Corporation	PROLIANCE SURG CENTER	510 NE 8th Avenue Ste 100 Isoquah, WA 98029	Consignee
Integra LifeSciences Corporation	SUMMIT SURGICAL	1630 E Herndon 100 Fresno, CA 93720	Consignee
Integra LifeSciences Corporation	HAMOT SURGERY CENTER	200 State Street Erie, PA 16507	Consignee
Integra LifeSciences Corporation	ALTA VIEW	9660 S 1300 E Sandy, UT 84094	Consignee
Integra LifeSciences Corporation	SURGERY CENTER OF OVERLAND PARK REGIONAL	10601 Quivira Road Overland Park, KS 66215	Consignee
Integra LifeSciences Corporation	COLUMBUS DOCTORS HOSPITAL	616 19th Street Columbus, GA 31901	Consignee
Integra LifeSciences Corporation	SPRINGFIELD SURGICAL SPECIALIST	3045 S National, Ste 101 Springfield, MO 65804	Consignee
Integra LifeSciences Corporation	CENTER FOR ORTHOPEDIC SURGERY	6815 Noble Avenue Van Nvys, CA 91405	Consignee
Integra LifeSciences Corporation	SCOTT & WHITE MEMORIAL HOSP	5701 Airport Road Temple Bell, TX 76502	Consignee
Integra LifeSciences Corporation	SURGICAL SPECIALTY CARE	8080 Bluebonnet Blvd Baton Rouge , LA 70072	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	HARRIS METHODIST FTW (TEXAS HEALTH)	1301 Pennsylvania Ft. Worth, TX 76104	Consignee
Integra LifeSciences Corporation	SURGI CTR OF JOHNSON COUNTY	8800 Ballentine Street Overland Park, KS 66214	Consignee
Integra LifeSciences Corporation	FLORIDA HOSPITAL WATERMAN	1000 Waterman Way Tavares Lake, FL 32778	Consignee
Integra LifeSciences Corporation	MT. OGDEN SURGICAL CNTR	4364 Washington Blvd Ogden, UT 84403	Consignee
Integra LifeSciences Corporation	BRACKENRIDGE HOSPITAL	601E 15th Street Austin, TX	Consignee
Integra LifeSciences Corporation	MARY SHIELDS HOSPITAL	3515 Howell Street Dallas, TX 75204	Consignee
Integra LifeSciences Corporation	HOLY SPIRIT HOSPITAL	503 n 21st Street Camp Hill, PA 17011	Consignee
Integra LifeSciences Corporation	HAHNEMANN HOSPITAL	Broad & Vine Streets Philadelphia, PA 19102	Consignee
Integra LifeSciences Corporation	CROSSGATES RIVER OAKS HOSPITAL	350 Crossgates Blvd Brandon, MS 39042	Consignee
Integra LifeSciences Corporation	LINDSAY HOUSE SURGERY CENTER	10 Hagen Drive Rochester, NY 14625	Consignee
Integra LifeSciences Corporation	GRADY HOSPITAL	80 Jesse Hill Drive, SE Atlanta, GA 30303	Consignee
Integra LifeSciences Corporation	UNION MEMORIAL	201 E University Parkway Baltimore, MD 21228	Consignee
Integra LifeSciences Corporation	LEGACY HEALTH STYSTEM	2801 N Gantenbein Ave Portland, OR 97227	Consignee
Integra LifeSciences Corporation	HILL COUNTRY SURG CENTER	801 E Whitestone Cedar Pane, TZ 78613	Consignee
Integra LifeSciences Corporation	ST LUKES / LEE SUMMIT	120 NW St Lukes Blvd Lee Summit, MO 64086	Consignee
Integra LifeSciences Corporation	VA HOSPITAL	Dept Veterans Affairs 5000 West National Ave Bldg 5 Milwaukee, WII 53295	Consignee
Integra LifeSciences Corporation	LSU MEDICAL CENTER	2021 Perdido Street New Orleans, LA 70112	Consignee
Integra LifeSciences Corporation	SELF REGIONAL HEALTHCARE	1325 Spring Street Greenwood, SC 29646	Consignee
Integra LifeSciences Corporation	UPPER CHESAPEAKE MEDICAL CNTR	500 Upper Chesapeake Dr Bel Air, MD 21014	Consignee
Integra LifeSciences Corporation	INOVA FAIRFAX HOSPITAL	3300 Gallows Road Falls Church, VA 22033	Consignee
Integra LifeSciences Corporation	CASCADE SURGERY CENTER	2200 NE Neff Road Suite #100 Bend, OR 97701	Consignee
Integra LifeSciences Corporation	NEW HANOVER/CAPE FEAR HOSPITAL	5301 Wrightsville Ave Wilmington, NC 28403	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	SOUTHERN CA CENTER FOR ORTHOPEDIC SURGERY	6815 Noble Avenue Van Nuys, CA 91405	Consignee
Integra LifeSciences Corporation	HEARTLAND REGIONAL MEDICAL CENTER	5325 Faron Street St. Joseph MO 64506	Consignee
Integra LifeSciences Corporation	SINAI HOSPITAL OF BALTIMORE	2401 W Belvedere Ave Baltimore, MD 21215	Consignee
Integra LifeSciences Corporation	ST VINCENT SURGERY CENTER OF TERRE HAUTE	227 E McAllistar Drive Terre Haute, IN	Consignee
Integra LifeSciences Corporation	COOPER HEALTH SYSTEM	1 Cooper Plaza Camden, NJ 08103	Consignee
Integra LifeSciences Corporation	CHRISTIANA CARE HEALTH SERVICES	4755 Ogletown-Stanton Road Newark, DE 19718	Consignee
Integra LifeSciences Corporation	INSTITUTE OF OUTPATIENT SURGERY	402 Keen Street Suite 200 Columbia, MO 65201	Consignee
Integra LifeSciences Corporation	CROSSGATE RIVER OAKS	350 Crossgates Blvd Brandon, MS 39042	Consignee
Integra LifeSciences Corporation	ST LUKES HOSPITAL	PO Box 343930 Milwaukee, WI	Consignee
Integra LifeSciences Corporation	SOUTH AUSTIN SURGERY CENTER	4207 James Casey Street Austin, TX 78745	Consignee
Integra LifeSciences Corporation	ST LUKES HOSPTIAL OF KANSAS CITY	4401Wornall Road Kansas City, MO 64111	Consignee
Integra LifeSciences Corporation	CHRISTIAN NE HOSPITAL	1113 Dunn Road St. Louis, MO 63136	Consignee
Integra LifeSciences Corporation	LATTIMORE SURGERY CENTER	125 Lattimore Road Rochester, NY 14620	Consignee
Integra LifeSciences Corporation	PROVIDENCE ST JOSEPHS HOSPITAL	501 S Buena Vista Burbank, CA 91505	Consignee
Integra LifeSciences Corporation	MEMORIAL REGIONAL HOSPITAL	3501 Johnson Street Hollywood, FL 33021	Consignee
Integra LifeSciences Corporation	HAMOT HOSPITAL	201 State Street Erie, PA 16550	Consignee
Integra LifeSciences Corporation	SCRIPPS MEMORIAL HOSPITAL	9888 Genessee Avenue La Jolla, CA 92037	Consignee
Integra LifeSciences Corporation	OKLAHOMA CENTER FOR ORTHOPAEDICS AND MULTI-SPECIALIST	8100 S Walker Bldg C Oklahoma City, OK 73102	Consignee
Integra LifeSciences Corporation	SURGERY CENTER OF OKLAHOMA	9500 N Broadway Ext Oklahoma City, OK 73102	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	BUTLER COUNTY MEMORIAL CNTR	3125 Hamilton Mason Road Hamilton, OH 45011	Consignee
Integra LifeSciences Corporation	PASADENA ADVANCED SURG CENTER	1044 S Fair Oaks Avenue Suite 110 Pasadena, CA 91105	Consignee
Integra LifeSciences Corporation	PARK PLACE HOSPITAL	901 Wilson Street Lafayette, LA 70503	Consignee
Integra LifeSciences Corporation	OUR LADY OF THE LAKE	5300 Hennessey Blvd Baton Rouge, LA 70808	Consignee
Integra LifeSciences Corporation	RIVERVIEW MEDICAL CENTER	1 Riverview Plaza Red Bank, NJ	Consignee
Integra LifeSciences Corporation	LAWRENCE SURGERY CENTER	1112 W. 6th street Lawrence, Kansas 66047	Consignee
Integra LifeSciences Corporation	CAPE COD HOSPITAL	27 Park Street, Hyannis, MA 02601	Consignee
Integra LifeSciences Corporation	MCKENZIE – WILLIAMETTE HOSPITAL	1460 G Street, Springfield, OR 97477	Consignee
Integra LifeSciences Corporation	TAMPA GENERAL HOSPITAL	Tampa Gen. Circle Tampa, FL, 33606	Consignee
Integra LifeSciences Corporation	JACKSON-MADISON CITY GENERAL HOSPITAL	620 Skyline Dr. Jackson, TN 38301	Consignee
Integra LifeSciences Corporation	SURGERY CENTER AT TRI-CITY ORTHOPEDIC CLINIC	985 S. Goethals Richland, WA 99352	Consignee
Integra LifeSciences Corporation	ALLEGHENY GENERAL HOSPITAL	320 E. North Ave. Pittsburg, PA 15212	Consignee
Integra LifeSciences Corporation	FAIRFIELD SURGERY	75 KINGS HWY CUTOFF 3RD FL. Fairfield, CT 06824	Consignee
Integra LifeSciences Corporation	VALLEY BAPTIST MC	1040 WEST JEFFERSON ST. Brownsville, TX 78520	Consignee
Integra LifeSciences Corporation	JOHN PETER SMITH HOSPITAL	1500 Main St. Ft. Worth, TX 76104	Consignee
Integra LifeSciences Corporation	UNIVERSITY OF CHICAGO	8201 S.Cass Ave. Darien, IL 60561	Consignee
Integra LifeSciences Corporation	FLAGSTAFF MEDICAL CENTER	1200 N. Beaver St. Flagstaff, AZ 56001	Consignee
Integra LifeSciences Corporation	HUNTINGTOM MEMORIAL HOSPITAL	100 W. California Blvd. Pasadena, CA 91109	Consignee
Integra LifeSciences Corporation	BETH ISRAEL	Beth Israel Medical Center, New York, NY 10003	Consignee
Integra LifeSciences Corporation	FLORIDA HOSPTIAL EAST	7727 Lake Underhill Rd. Orlando, FL 32822	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	ST. LUKE’S HOSPITAL	915 East First St. Duluth, MN 55805	Consignee
Integra LifeSciences Corporation	SCOTTSDALE OSBORN HOSPITAL	7400 E. Osborn Rd. Scottsdale, AZ 85251	Consignee
Integra LifeSciences Corporation	SCOTTSDALE THOMPSON PEAK HOSPITAL	7400 E. Thompson Peak Parkway. Scottsdale, AZ 85255	Consignee
Integra LifeSciences Corporation	EVANS SURGERY CENTER	635 Ronald Reagan Dr. Augusta, GA 30809	Consignee
Integra LifeSciences Corporation	WISE REGIONAL MEDICAL CENTER	2000 S. Hwy 51 DECATUR, TX 76234	Consignee
Integra LifeSciences Corporation	DENTON REGIONAL MEDICAL CENTER	3535 South I-35 E Denton, TX 76210	Consignee
Integra LifeSciences Corporation	LIBERTY HOSPITAL	2525 Glenn Hendren Dr. Liberty, MO 64068	Consignee
Integra LifeSciences Corporation	SURGERY CENTER OF ROME, GA	16 John Maddox Drive Rome, GA 30165	Consignee
Integra LifeSciences Corporation	WESTFALL SURGERY CENTER	1065 Senator Keating Blvd. Rochester, NY 14626	Consignee
Integra LifeSciences Corporation	OCHSNER BAPTIST MEDICAL CENTER	2700 Napoleon Ave. New Orleans, LA 70115	Consignee
Integra LifeSciences Corporation	ORTHO HOSP OF WISCONSIN	575 W. Riverwoods Parkway Glendale, WI 53212	Consignee
Integra LifeSciences Corporation	CENTER FOR SPECIAL SURGERY	21 Spurs Ln Ste 100, San Antonio, TX 78240	Consignee
Integra LifeSciences Corporation	KADLEC HOSPITAL	888 Swift blvd Richland, WA 99352	Consignee
Integra LifeSciences Corporation	SURGERY CENTER OF ARLINGTON	2400 Matlock Rd. Arlington, TX 76015	Consignee
Integra LifeSciences Corporation	CLEAR FORK SURGERY CENTER	800 5th Ave Ste 200 Fort Worth, TX 76104	Consignee
Integra LifeSciences Corporation	PG HOSPITAL CENTER	3001 Hospital Dr. Cheverly, MD 20785	Consignee
Integra LifeSciences Corporation	GROUP HEALTH	11511 NE 10th St. Bellevue, WA 98004	Consignee
Integra LifeSciences Corporation	THE READING HOSITAL AND MEDICAL CENTER	6th Avenue and Spruce St. West Reading, PA 19611	Consignee
Integra LifeSciences Corporation	MERCY MEDICAL CENTER	301 St. Paul St. Baltimore, MD 21202	Consignee
Integra LifeSciences Corporation	PRATT REGIONAL MEDICAL CENTER	200 Commodore St. Pratt, KS 67124	Consignee
Integra LifeSciences Corporation	PAOLI	255 W. Lancaster Ave. Paoli, PA 19301	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	CROUSE IRVING MEMORIAL HOSPITAL	736 Irving Ave. Syracuse, NY 13210	Consignee
Integra LifeSciences Corporation	PARRISH MEDICAL CENTER	951 North Washington Ave. Titusville, FL 32796	Consignee
Integra LifeSciences Corporation	CHILDRENS MEDICAL CENTER OF DA	1 Childrens Plaza, Dayton, OH 45405	Consignee
Integra LifeSciences Corporation	ST. JOSEPH’S HOSPITAL	201 North Mayfair Rd Wauwatosa, WI 53226	Consignee
Integra LifeSciences Corporation	MEDICAL CENTER OF CENTROL GEORGIA	777 Hemlock St. Macon, GA 31201	Consignee
Integra LifeSciences Corporation	LSU SHREVEPORT MEDICAL CENTER	1501 Kinkgs Highway Shreveport, LA 71103	Consignee
Integra LifeSciences Corporation	CHARLESTON SURGERY CENTER	2690 Lake Park Drive N Charleston, SC 29406	Consignee
Integra LifeSciences Corporation	TRIDENT SURGERY CENTER	9313 Medical Plaza Dr. Charleston, SC 29406	Consignee
Integra LifeSciences Corporation	CITRUS MEMORIAL	502 W. Highland Blvd. Inverness, FL 34452	Consignee
Integra LifeSciences Corporation	SEVEN RIVERS	6201 N. Suncoast Blvd. Crystal River, FL 34428	Consignee
Integra LifeSciences Corporation	ATHENS ORTHOPEDIC CLINIC	1765 Old west broad st. bldg # 1 – ste 300 Athens , GA 30606	Consignee
Integra LifeSciences Corporation	SPECIALTY SURGERY CENTER	7200 Cathedral Rock, Las Vegas, NV 89128	Consignee
Integra LifeSciences Corporation	ATHENS REGIONAL MEDICALCENTER	1199 Prince Ave., Athens, GA 30606	Consignee
Integra LifeSciences Corporation	YELLOWSTONE SURGERY CENTER	1144 N 28th St., Billings, MT 59101	Consignee
Integra LifeSciences Corporation	GEISINGER HEALTH SYSTEM	100 N. Academy Avenue Danville, PA 17822	Consignee
Integra LifeSciences Corporation	PROVIDENCE HOSPITAL	2435 Forest Drive, Columbia, SC 29204	Consignee
Integra LifeSciences Corporation	PACIFIC RIM	3009 Squalicum Parkway Bellingham, WA 98225	Consignee
Integra LifeSciences Corporation	NORTHSIDE HOSPITAL	1000 Johnson Ferry Road NE, Atlanta, GA 30342	Consignee
Integra LifeSciences Corporation	THE ORTHOPEDIC CENTER AT SPRINGHILL	3610 Springhill Memorial Drive Mobile, AL 36608	Consignee
Integra LifeSciences Corporation	OSF HEALTHCARE	530 N.E. Glen Oak Avenue Peoria, IL 61637	Consignee
Integra LifeSciences Corporation	VILLAGE SURICENTER	5473 Village Common Drive Erie, PA 16506	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	BAYFRONT MEDICAL CENTER	701 6th Street South, Street Petersburg, FL 33701	Consignee
Integra LifeSciences Corporation	ST JOSEPH HEALTH CENTER	300 First Capitol Drive St. Charles, MO, 63301	Consignee
Integra LifeSciences Corporation	EMORY-ADVENTIST	3949 S. Cobb Drive Smyrna, GA 30080	Consignee
Integra LifeSciences Corporation	ST. JOSEPH HOSPITAL	100 Medical Plaza, Lake Saint Louis, MO, 63367-1366	Consignee
Integra LifeSciences Corporation	ST. VINCENT MERCY	2213 Cherry Street Toledo, OH, 43608	Consignee
Integra LifeSciences Corporation	ST. LUKE’S MEDICAL CENTER	920 East 1st Street Duluth, MN 55805	Consignee
Integra LifeSciences Corporation	DETAR HOSPITAL	506 E. San Antonio Street Victoria, TX 77902	Consignee
Integra LifeSciences Corporation	RIVERVIEW HOSPITAL	410 Dewwy Street Wisconsin Rapids, WI 54494	Consignee
Integra LifeSciences Corporation	PROVIDENCE ST. VINCENT	9205 SW Barnes Road Portland, OR 97225	Consignee
Integra LifeSciences Corporation	ST LUKE’S EPISCOPAL	6720 Bertner Avenue Houston, TX 77225	Consignee
Integra LifeSciences Corporation	ALBERT EINSTEIN	5501 Old York Road Philadelphia, PA 19141	Consignee
Integra LifeSciences Corporation	ST. MICHAELS CENTER FOR SPECIAL SURGERY	1605 Airport Freeway Bedford, TX 76021	Consignee
Integra LifeSciences Corporation	BAYLOR ALL SAINTS	1400 Eighth Avenue Fort Worth, TX 76104	Consignee
Integra LifeSciences Corporation	ST. LUKES HOSPITAL	1111 Amsterdam Avenue NY, NY 10025	Consignee
Integra LifeSciences Corporation	BAYLOR MEDICAL CENTER OF GARLAND	2300 Marie Curie Blvd. Garland, TX 75042	Consignee
Integra LifeSciences Corporation	MINNESOTA VALLEY SURGERY CENTER	1000 140th St. W. ste102, Burnsville, MN 55337	Consignee
Integra LifeSciences Corporation	OWATONNA HOSPITAL	2250 NW 26th Street Owatonna, MN 55060	Consignee
Integra LifeSciences Corporation	GEORGETOWN UNIVERSITY HOSPITAL	3800 Reservoir Road, NW Washington, DC 20007	Consignee
Integra LifeSciences Corporation	MARY GREELEY MEDICAL CENTER	1111 Duff Avenue Ames, IA 50010	Consignee
Integra LifeSciences Corporation	CAPE FEAR VALLEY REGIONAL MEDICAL CENTER	1638 Owens Drive Fayetteville, NC 28304	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	WYOMING MEDICAL CENTER	1233 E. 2nd Street Casper, WY 82601	Consignee
Integra LifeSciences Corporation	ST.MARY MERCY HOSPITAL	36475 5 Mile Road Livonia, MI 48154	Consignee
Integra LifeSciences Corporation	FLORIDA HOSPITAL	2135 Sprint Blvd, Apopka, FL 32703	Consignee
Integra LifeSciences Corporation	OHIO STATE UNIVERSITY	410 W. 10th Avenue Columbus, OH 43210	Consignee
Integra LifeSciences Corporation	REGIONAL MEDICAL CENTER	3000 St. Mathews Road, Orangeburg. SC, 29118	Consignee
Integra LifeSciences Corporation	UNIVERSITY OF KANSAS HOSPITAL AUTHORITY	3901 Rainbow Boulevard, Kansas City, KS 64160	Consignee
Integra LifeSciences Corporation	WEST PORTLAND SURGERY CENTER D/B/A CORNELL SURGERY CENTER	16985 NW Cornell Road, Beaverton, Oregon 97006	Consignee
Integra LifeSciences Corporation	ORTHOPEDIC CENTER OF MONTANA	1401 25th Street South, Great Falls, MT 59405	Consignee
Integra LifeSciences Corporation	OUTPATIENT SURGICAL SPECIALTIES	11704 West Center Road, Suite 110, Omaha, NE 68144	Consignee
Integra LifeSciences Corporation	HACKENSACK UNIVERSITY MEDICAL CENTER	30 Prospect Avenue, Hackensack, NJ 07601	Consignee
Integra LifeSciences Corporation	CY FAIR SURGERY CENTER	11250 Fallbrook Drive, Houston, TX 77065	Consignee
Integra LifeSciences Corporation	PRINCE WILLIAM HOSPITAL	8700 Sudley Road, Manassas, VA 20110	Consignee
Integra LifeSciences Corporation	SPECTRUM HEALTH – BUTTERWORTH	100 Michigan Street, Grand Rapids, MI 49503	Consignee
Integra LifeSciences Corporation	SPECTRUM HEALTH – SOUTH PAVILLION	80 68th Street, Grand Rapids, MI 49548	Consignee
Integra LifeSciences Corporation	SPECTRUM HEALTH – LAKE DRIVE SURG CTR	4069 Lake Drive, Grand Rapids, MI 49546	Consignee
Integra LifeSciences Corporation	SPECTRUM HEALTH – BLODGETT	1840 Wealthy Street, Grand Rapids, MI 49506	Consignee
Integra LifeSciences Corporation	SURGERY CENTER OF CINCINNATI	4415 Aicholte Road, Cincinnati, OH 45245	Consignee
Integra LifeSciences Corporation	MIDTOWN SURGERY CENTER	255 South Pauline, Memphis, TN 38104	Consignee
Integra LifeSciences Corporation	FRIST SURGICAL WOODLANDS	111 Vision Park Boulevard, Suite 200 Shenandoah, TX 77384-3006	Consignee

	Name of		Relationship
Grantor	Landlord/Bailee	Address	to Grantor
Integra LifeSciences Corporation	BENEFIS HEALTH SYSTEMS	1101 26th Street South, Great Falls, MT 59405	Consignee
Integra LifeSciences Corporation	METROPOLITAN SURGICAL INSTITUTE	540 Bordentown Avenue, Box B5, South Amboy, NJ 08879	Consignee
Integra LifeSciences Corporation	ST. MICHAEL’S CENTER FOR SPECIAL SURGERY	3107 Oak Creek Drive, Austin, TX 78727	Consignee
Integra LifeSciences Corporation	CHARLESTON AREA MEDICAL CENTER	501 Morris Street, Charleston, WV 25301	Consignee
Integra LifeSciences Corporation	BUTLER MEMORIAL	911 East Brady Street, Butler, PA 16001	Consignee
Integra LifeSciences Corporation	ORTHOPEDIC SURGERY CENTER	33 Sewall Street, Portland, ME 04102	Consignee
Integra LifeSciences Corporation	OCHSNER HOSPITAL	1514 Jefferson Highway, New Orleans, LA 70121	Consignee
Integra LifeSciences Corporation	DOCTOR’S HOSPITAL	5100 West Broad Street, Columbus, OH 43228	Consignee
Integra LifeSciences Corporation	RHODE ISLAND HOSPITAL	593 Eddy Street/2 Dudley Street, Providence, RI 02903	Consignee
Integra LifeSciences Corporation	ORLANDO CENTER FOR OUTPATIENT SURGERY	1405 South Orange Avenue, Orlando, FL 32806	Consignee
Integra LifeSciences Corporation	NW ORTHOPEDIC SPECIALTIES	601 West 5th Avenue, Ste. 500, Spokane, WA 99204	Consignee
Integra LifeSciences Corporation	WELLSTAR HEALTH SYSTEM	805 Sandy Plains Road, Marietta, Georgia 30066	Consignee
Integra LifeSciences Corporation	GLASTONBURY SURGERY CENTER	195 Eastern Boulevard, Glastonbury, CT 06033	Consignee
Integra LifeSciences Corporation	ROCKY MOUNTAIN SURGERY CENTER	1450 Ellis Street, Bozeman, MT 59715	Consignee
Integra LifeSciences Corporation	TUOMEY HEALTHCARE	129 North Washington Street, Sumter, SC 29150	Consignee
Integra LifeSciences Corporation	WAUWATOSA SURGERY CENTER	10900 West Potter Road, Wauwatosa, WI 53226	Consignee
Integra LifeSciences Corporation	ORTHOPEDIC SURGER CENTER	111 Sunnyview Lane, Kalispell, MT 59901	Consignee
Integra LifeSciences Corporation	UNIVERSITY OF TOLEDO MEDICAL CENTER	3000 Arlington Avenue, Toledo, OH 43614	Consignee
Integra LifeSciences Corporation	SURGICAL AND DIAGNOSTICS CENTER	729 Bedford Euless Road, Hurst, TX 76053	Consignee
Integra LifeSciences Corporation	LAKEVIEW SURGERY CENTER	1750 60th Street, West Desmoines, IA 50266	Consignee
Integra LifeSciences Corporation	WAYNE MEMORIAL	2700 Wayne Memorial Drive, Goldsboro, NC 27534	Consignee
Integra LifeSciences Corporation	ST VINCENT HEALTHCARE	1233 N 30th Street, Billings, MT 59101	Consignee
Integra LifeSciences Corporation	CAMPBELL SURGERY CENTER	1410 Brierbrook Road, Germantown, TN 38138	Consignee

Item C. Leased Property; Bailees
II. List of consignments for OrthoBiologics hospital accounts

Consignee	Hospital	Contact Name	City	State
ILS Corp	Abington Memorial Hospital	Karen Homer	Abington	PA
ILS Corp	Advanced Surgery Care	Laurie Nichols	St. Louis	MO
ILS Corp	Affinity Medical Center	M. Meredith	Massillon	OH
ILS Corp	Altoona Regional Health System	Justin Kobuck	Altoona	PA
ILS Corp	Ambulatory Surgery Center of Spartanburg	Mike Pankey	Spartanburg	SC
ILS Corp	Aultman Hospital	Chris Moore	Canton	OH
ILS Corp	Aurora Surgery Center	Dan Ortega	Aurora	CO
ILS Corp	Banner Boswell		Sun City	AZ
ILS Corp	Baptist Medical Center	William Cline	Nashville	TN
ILS Corp	Bayfront Hospital	Rene Dittmer	St.Petersburg	FL
ILS Corp	Baylor University		Dallas	TX
ILS Corp	Bay Regional	James Bourden	Bay City	MI
ILS Corp	Bayonet Point	Christy Falke	Hudson	FL
ILS Corp	Big Creek Surgery Center	Cindy Ross	Middleburg Heights	OH
ILS Corp	Biloxi Reg Medical Center	Rick Suiter	Biloxi	MS
ILS Corp	Bon Secours Venice Hospital	Suzanne Roads	Venice	FL
ILS Corp	Boulder Community Hospital	Mary Gardner	Boulder	CO
ILS Corp	Brandon Hospital	Michelle Clark	Brandon	FL
ILS Corp	Buckhead AGBulatory Surg Ctr	Lil Ghrist	Atlanta	GA
ILS Corp	California Medical Center	Brian Taylor	Los Angeles	CA
ILS Corp	Carson Tahoe Reg Med Ctr	Margo Lowe	Carson	NV
ILS Corp	Casa Colina	James S	Pomona	CA
ILS Corp	Centennial Medical Center	Vivian Conner	Nashville	TN
ILS Corp	Center for Spinal Surg (AKA Baptist North Towers		Nashville	TN
ILS Corp	Central Utah Surgical Center
ILS Corp	Centrum Surgery Center	Linda TGBlegel	Greenwood Vllg.	CO
ILS Corp	Chapman Medical Center	Guy Young	Orange	CA

Consignee	Hospital	Contact Name	City	State
ILS Corp	ChaRLotte Regional Med Ctr	Ruth Brenner	Punta Gorda	FL
ILS Corp	Chelsea Community Hosp	Heidi Klinski	Chelsea	FL
ILS Corp	Childrens Hospital Boston	Romina Almario	Boston	MA
ILS Corp	Childrens Hospital Waltham	Herman Edey	Waltham	MA
ILS Corp	Christiana Hospital	Tanya Bourne	Newark	DE
ILS Corp	Citrus Memorial Hospital	Trip Mundy	Inverness	FL
ILS Corp	Clara Maass Medical Center	Maulin Patel	Belleville	NJ
ILS Corp	Clark Memorial Hospital	Linda Caldwell	Jeffersonville	IN
ILS Corp	Cleveland Clinic / Beachwood	Cheryl Smith	Beachwood	OH
ILS Corp	Cleveland Clinic Lorain Amb	Rita Bilancini	Independence	OH
ILS Corp	Coast Surgery Center	Dickson Lopez	San Diego	CA
ILS Corp	Community Gen Hosp (Pinnacle)	Otar Sarishvilli	Harrisburg	PA
ILS Corp	Community Health Partners (CHP)	Cathy Verbier	Lorain	OH
ILS Corp	Covenant Med Ctr Lakeside		Lubbock	TX
ILS Corp	Crestwood Medical Center	Nancy	Huntsville	AL
ILS Corp	Dartmouth Mary HitGBcock	Omar Zook	Lebanon	NH
ILS Corp	Dauterive Hospital	Neal Manuel	New Iberia	LA
ILS Corp	Davis Hospital	Steve Kimber	Layton	UT
ILS Corp	DCH Regional Medical Center	Jean TMelser	Tuscaloosa	AL
ILS Corp	Dekalb Medical Center	Joseph Jackson	Decatur	GA
ILS Corp	Denver Health	Denise Rosnick	Denver	CO
ILS Corp	Des Peres Hospial	Michael Kendrick	St. Louis	MO
ILS Corp	Des Peres Square Surgery Ctr	Eileen Evans	St. Louis	MO
ILS Corp	Desert Orthopedic Surgery Ctr	Leanne Gallegos	Rancho Mirage	CA
ILS Corp	Desert Regional Med. Ctr.	Steve Spencer	Palm Springs	CA
ILS Corp	DeTar Hospital	Glenda Doebbler	Victoria	TX
ILS Corp	Doctors Community Hospital	Van Jennings	Lanham	MD
ILS Corp	Doctors Hospital of San Pablo	Barbara Pastori	San Pablo	CA
ILS Corp	Doctors Hospital of Sarasota	Nancy Jones	Sarasota	FL
ILS Corp	Doctors Hosptial of Tattnall	Dan Tanner	Reidsville	GA
ILS Corp	Doctors-Modesto	Sami Nair	Modesto	CA

Consignee	Hospital	Contact Name	City	State
ILS Corp	Dreyer AGBulatory Surg Ctr	Cathy Woodworth	Aurora	IL
ILS Corp	Dry Creek Surgery	Doug	Englewood	CO
ILS Corp	East GA Reg Med Ctr	Linda Williams	Statesboro	GA
ILS Corp	Eden Hospital	Hazel Fugett	Castro Valley	CA
ILS Corp	Edmond Reg Med Ctr	Beverly McLemore	Edmond	OK
ILS Corp	Edward White Hospital	Judith Mitchell	St. Petersburg	FL
ILS Corp	Eisenhower Medical Center	Carole Hagenow	RanGB Mirage	CA
ILS Corp	Emanuel Medical Center	Joe OsteCJ SEund	TuCJ SEock	CA
ILS Corp	Emerson Hospital
ILS Corp	Fellowship Spine Surgery	Deb Schlesinger	Mt. Laurel	NJ
ILS Corp	Florida Hospital Waterman	Jennifer Wetz	Eustis	FL
ILS Corp	Forsyth Memorial Hospital	Gerry Reid	Winstom Salem	NC
ILS Corp	Fountain Valley Regional	Tito	Fountain Valley	CA
ILS Corp	Franklin Square Hospital	Kenneth W.	Baltimore	MD
ILS Corp	Fremont Area Med Ctr	Becky	Fremont	NE
ILS Corp	French Hospital Medical Center	Jim Paulsen	San Luis Obisp	CA
ILS Corp	Fulton County	Cindy Wanless	Wauseon	OH
ILS Corp	Garden City	Annette Krupa	Garden City	MI
ILS Corp	Good Samaritan Hospital	Bob Hanson	Downers Grove	IL
ILS Corp	Good Samaritan Medical Center	James Watson	West Palm Beach	FL
ILS Corp	Great Plains Regional MC	Lance Arterburn	North Platte	NE
ILS Corp	Greater Baton Rouge	Kim Doucet	Baton Rouge	LA
ILS Corp	Gulf Coast Outpatient	Elanna Edge	Biloxi	MS
ILS Corp	Gulf South SC	Jane Wallace	Gulport	MS
ILS Corp	Hackensack Medical Center	Chris Bush	Hackensack	NJ
ILS Corp	Hamot Medical Center	Robert Klein	Erie	PA
ILS Corp	Harrisburg Hospital	Otar Sarishvili	Harrisburg	PA
ILS Corp	Harton Regional Medical Center	Todd Emory	Tullahoma	TN
ILS Corp	Harrisburg Endoscopy & Surgery Center		Harrisburg	PA
ILS Corp	Health Central	Marsha Bommer	Ocoee	FL
ILS Corp	Health Center Northwest	Trina Stivers	Kalispell	MT

Consignee	Hospital	Contact Name	City	State
ILS Corp	Health South Surg of Jax	Wendy	Jackson	MS
ILS Corp	HealthPark Hospital	Chris Henson	Hot Springs	AR
ILS Corp	HealthSouth AlhaGBra SurgCtr	GBrist LoGBoy	Sacramento	CA
ILS Corp	Healthsouth ChaRLotte	Sue Simpson	ChaCJ SEotte	NC
ILS Corp	HealthSouth Surgery Center	John C.	Lexington	KY
ILS Corp	Heartland Regional Medical Center	Linda Whitsell	St. Joseph	MO
ILS Corp	Hemet Valley Medical Center	Lisa Dew	Hemet	CA
ILS Corp	Henry Ford Macomb	Joseph Bertrum	Township	MI
ILS Corp	Hiawatha Community Hospital	Ronna Boltz	Hiawatha	KS
ILS Corp	Holmes Regional	Brenda Rivera	Melbourne	FL
ILS Corp	Holy Family	Lisa Sherman	Manitowoc	WI
ILS Corp	Holy Name Hospital	Nick Fava	Teaneck	NJ
ILS Corp	Holy Redeemer	Suzanne Merryman	Meadowbrook	PA
ILS Corp	Holy Spirit	Jim Fisher	Camp Hill	PA
ILS Corp	Ingham Regional Medical Center	Linda Vincent	Lansing	MI
ILS Corp	Inland Valley RMC	Jim Wooton	Wildomar	CA
ILS Corp	John Muir Hospital	Richard Johnson	Walnut Creek	CA
ILS Corp	Kaiser — Morse	Mary Shovelton	Sacramento	CA
ILS Corp	Kaiser Bellflower	Linda Kawaguchi	Bellflower	CA
ILS Corp	Kaiser — Downey	Kathy Ferguson	Downey	CA
ILS Corp	Kaiser Hospital-Harbor City	Yeon Kim	Harbor City	CA
ILS Corp	Kaiser-Sand Canyon	Harry or Delores	Irvine	CA
ILS Corp	Kalispell Regional Med Ctr	Jayne Wangerin	Kalispell	MT
ILS Corp	Kershaw County Medical Center	Debra Kreis	Camden	SC
ILS Corp	KP Select — Vallejo	Josephine Wasco	Vallejo	CA
ILS Corp	Kuakini Medical Center	Elaine Moreno	Honolulu	HI
ILS Corp	Lahey Clinic		BuCJ SEington	MA
ILS Corp	Lake CuGBeRLand Regional	Amy Garrison	Somerset	KY
ILS Corp	Lakeland Regional Med Center	Jeffrey ReTGBke	Lakeland	FL
ILS Corp	Lakeside Hospital	Paige Gerdes	Metairie	LA
ILS Corp	Leesburg Regional Medical Center	Tom Banks	Leesburg	FL

Consignee	Hospital	Contact Name	City	State
ILS Corp	Lexington MC	Robert G	West Columbia	SC
ILS Corp	Little Company of Mary	Carol Glover	Torrance	CA
ILS Corp	Littleton Regional Hospital	Anne McLachlin	Littleton	NH
ILS Corp	Lodi Memorial Hosp	William Wesley	Lodi	CA
ILS Corp	Los Alamitos Medical Center	Tony Umazon	Los Alamitos	CA
ILS Corp	Los Alamitos Surgery Center	Kevin Duong	Los Alamitos	CA
ILS Corp	Lovelace	Deanna Monroe	Albuquerque	NM
ILS Corp	Lowry Surgery Center	Authea Lovato	Denver	CO
ILS Corp	Lutheran Hospital	Kris Waller	Wheat Ridge	CO
ILS Corp	Lutheran Hospital	Donna Harris	Cleveland	OH
ILS Corp	MacNeal Hospital	Kathy Lorenc	Berwyn	IL
ILS Corp	Marshall Hospital	Whitney Ross	Placerville	CA
ILS Corp	Mason Ridge Surgery Center	Shelia Zuranski	St. Louis	MO
ILS Corp	Mass Gen/Northshore	Ivonne Ehrlich	Danvers	MA
ILS Corp	McBride Clinic	Ryan Kohs	Oklahoma City	OK
ILS Corp	McHenry Surgery Center	Coleen DeLeon	Modesto	CA
ILS Corp	McLaren Regional Medical Center	David Bueby	Flint	MI
ILS Corp	Meadows Regional Medical Center	John Ross	Vidalia	GA
ILS Corp	MedCenter One Health	Dawn Bauer	Bismark	ND
ILS Corp	Memorial Hosp — Medford	Kate Metz	Medford	WI
ILS Corp	Memorial Hosp-Carbondale	Shawn Davis x65889	Carbondale	IL
ILS Corp	Memorial Hospital Ormond Beach	Gary Carter	Ormond Beach	FL
ILS Corp	Menifee Valley Medical Ctr		Sun City	CA
ILS Corp	Methodist AGBulatory	Mary Lou Montoya	San Antonio	TX
ILS Corp	Metropolitan Surgery Center	Sue Rowan/MaryAnne	Hackensack	NJ
ILS Corp	MetroWest Medical Center	Paul A	Natick	MA
ILS Corp	Mid Rivers Surgery Center	Julie Subbert	St. Peters	MO
ILS Corp	Middle Tennessee Med Ctr	Angie Reagan	Murfreesboro	TN
ILS Corp	Midlands Orthopaedics Surg Cntr	Cheryl Leaphart	Columbia	SC
ILS Corp	Midwest Regional Hospital	Doug Ferman	Midwest City	OK
ILS Corp	Milford Rr Med Ctr	Gary F	Milford	MA

Consignee	Hospital	Contact Name	City	State
ILS Corp	MIS	Lynette	Lafayette	CO
ILS Corp	Mission Hospital		Mission	TX
ILS Corp	Mission Valley Surgery Ctr	Vicki Wiesner	San Diego	CA
ILS Corp	Mississippi Surgery Center	Angel Davis	Jackson	MS
ILS Corp	Missouri Baptist Hospital	Pete Peters	St. Louis	MO
ILS Corp	Monmouth Med Ctr	Dawn Singleton	Long Branch	NJ
ILS Corp	Morton Plant Mease Health	Melissa Monreal	Clearwater	FL
ILS Corp	Moses Cone Hospital	Kenneth Boggs	Greensboro	NC
ILS Corp	Munster Same Day Surgery Center		Munster	IN
ILS Corp	Naples Community Hospital (NCH)	David Mobley	Naples	FL
ILS Corp	Nashville Surgery Center	Paula Bennett	Nashville	TN
ILS Corp	Nathan Littaeur Hospital	Nancy Travis	Gloversville	NY
ILS Corp	Neuro Med Ctr Hosp	Patti Clement	Baton Rouge	LA
ILS Corp	New Iberia Surgery Center	Michael Bertrand	New Iberia	LA
ILS Corp	New Milford Hospital	Barbara Webb	New Milford	CT
ILS Corp	New Port Richey Hospital	Glenn R.	New Port Richey	FL
ILS Corp	Norman Regional Hospital	Greg Watt	Norman	OK
ILS Corp	Northeast Alabama Regional	Cecelia Martin	Annisto	AL
ILS Corp	Northport Medical Center	Ron Algiere	Northport	AL
ILS Corp	Northshore Univ. Hosp. Plainview	Gaye Sardalis	Plainview	NY
ILS Corp	Northside Hospital	Judy Esserwein	Atlanta	GA
ILS Corp	Novato Comm Hospital	Devin Russell	Novato	CA
ILS Corp	Oakleaf Hospital	Denise Freid	Eau Claire	WI
ILS Corp	Oakwood Annapolis Hospital	Bev Handelman	Wayne	MI
ILS Corp	Oakwood Hospital	Pamela Stevens	Dearborn	MI
ILS Corp	Oakwood Southshore	Cindy Masserant	Trenton	MI
ILS Corp	Ocean Medical Center	Denise Irizarray	Brick	NJ
ILS Corp	Ocean Springs Hospital	Cherie Borgstede	Ocean Sprngs	MS
ILS Corp	Okla Ctr for Ortho & Multi Spec	Jeff Bibb	Okla City	OK
ILS Corp	Olive Surgery Ctr	Judy Hunter	St. Louis	MO
ILS Corp	Orlando Regional Med Ctr	Dario Vasquez	OCJ SEando	FL

Consignee	Hospital	Contact Name	City	State
ILS Corp	Oro Valley Hospital	Tim Lorenzen	Tucson	AZ
ILS Corp	Orthopedic Center at Springhill	James Robson	Mobile	AL
ILS Corp	Orthopedic Surgical Ctr NC	Jennifer Graham	Greensboro	NC
ILS Corp	Osceola Regional Hospital	Martha Bennett	Kissimmee	FL
ILS Corp	OveRLand Park Reg. Med. Ctr.	Jane Gillespie	OveCJ SEand Park	KS
ILS Corp	Pacific Rim	Margie Hildre	Bellingham	WA
ILS Corp	Palm Bay Community Hospital	Crystal Wilson	Palm Bay	FL
ILS Corp	Palm Beach Garden Med Ctr		Palm Beach Gard	FL
ILS Corp	Palmetto Baptist Medical Center		ColuGBia	SC
ILS Corp	Palms West	Pete Richter	Loxahatchee	FL
ILS Corp	Palmyra Medical Center		Albany	GA
ILS Corp	Panama City Surgery Center	Dacon BuGBanan	Panama City	FL
ILS Corp	Park Plaza		Houston	TX
ILS Corp	Parkway Medical Center	Gary Moody	Decatur	AL
ILS Corp	Petaluma Valley Hospital	Arkadi	Petaluma	CA
ILS Corp	Placentia Linda Hospital	Joyce Titus	Placentia	CA
ILS Corp	Plaza Surgery Center	KimbeCJ SEy Brooker	Jacksonville	FL
ILS Corp	Porter Memorial Hosp	Susan Greene	Denver	CO
ILS Corp	Presbyterian Hosp of Dallas	Mary Josephine Jiminez	Dallas	TX
ILS Corp	Progress West Hlthcare Ctr	Lisa Wenndel	O’Fallon	MO
ILS Corp	Providence Hospital	GBeryl Thompson	Mobile	AL
ILS Corp	Pueblo SC	Kelly Schmidt	Pueblo	CO
ILS Corp	Queen of the Valley	Sandy Kelly	West Covina	CA
ILS Corp	Quincy Hospital	James Martell	Quincy	MA
ILS Corp	Reading Hospital	Jan Graham	Wyomissing	PA
ILS Corp	Regional MC — Bayonet Point	GBristina Katamay	Hudson	FL
ILS Corp	Regional Medical Center	Sheri Moody	Orangeburg	SC
ILS Corp	Riverside Community Hospital	Anita Cox	Riverside	CA
ILS Corp	Riverside Methodist Hospital	Nancy Skaggs	Columbus	OH
ILS Corp	Riverview Hospital	Carole Haferman	Wisconsin Rapids	WI

Consignee	Hospital	Contact Name	City	State
ILS Corp	Robinson Memorial Hospital	Richard B.	Ravenna	OH
ILS Corp	Rockford Orthopedic Surg Ctr	Amy Folk	Rockford	IL
ILS Corp	Rockside Road Surgery Center	Lydia Arnost	Independence	OH
ILS Corp	Rose Medical Center		Denver	CO
ILS Corp	Rush Copley Medical Center		Aurora	IL
ILS Corp	Sacred Heart Hospital	James Hull	Pensacola	FL
ILS Corp	San Juan Reg Med Ctr	Sue Gil	Farmington	NM
ILS Corp	Sarasota Memorial	Melody Redden	Sarasota	FL
ILS Corp	Sarasota Physicians Surg Ctr	Kelly Johnson	Sarasota	FL
ILS Corp	Self Regional Healthcare	Peggy Patrick	Greenwood	SC
ILS Corp	Shannon Medical Center	Carolyn Tegeler	San Angelo	TX
ILS Corp	Sherman Oaks Hospital	Jonathan Harris	Sherman Oaks	CA
ILS Corp	Sid Peterson	Lillian B	Kerrville	TX
ILS Corp	Seven Rivers Hospital	Linda Perrin	Crystal River	FL
ILS Corp	Short Hills Surgery Center	Diana White	Millburn	NJ
ILS Corp	Shriners Hosp for Children	Julie Winnington	Sacramento	CA
ILS Corp	Sierra Surgical Hospital	Donna Dickton	Carson City	NV
ILS Corp	Sierra View Hospital	Debbie Cornell	Porterville	CA
ILS Corp	Singing River	Wendy Lomax	Pascagoula	MS
ILS Corp	Skokie Hospital (formeRLy 21524)	Kathyrn Wagner	Skokie	IL
ILS Corp	Skyridge Surgery Center	Kamy Leeret	Lonetree	CO
ILS Corp	So Central Regional KS Med Center	Patricia Davis	Arkansas City	KS
ILS Corp	Sonoma Valley	Ellen Shannahern	Sonoma	CA
ILS Corp	South Florida Baptist	Kelli Holcomb	Plant City	FL
ILS Corp	South Jersey Regional	BeveCJ SEy ChaCJ SEes	Vineland	NJ
ILS Corp	South Lake Hospital	Sherri Reynolds	Clermont	FL
ILS Corp	South Miami Hospital	Curt Thompson	Miami	FL
ILS Corp	Southern Hills	Myrat	Las Vegas	NV
ILS Corp	Southwest Texas Methodist	Hope Menchaca	San Antonio	TX
ILS Corp	Southwestern Vermont Medical Center	Ruth Metcalfe	Bennington	VT

Consignee	Hospital	Contact Name	City	State
ILS Corp	Sparrow Health Systems	George Brown	Lansign	MI
ILS Corp	Sparta Community Hospital	Rhonda P	Sparta	IL
ILS Corp	Spine Hospital of Texas	Max Gomez	San Antonio	TX
ILS Corp	Spring View Hospital	K. McKinney	Lebanon	KY
ILS Corp	St. Agnes Medical Center	Larry	Fresno	CA
ILS Corp	St. Catherine Hospital	Jeanne Burkhart	Garden City	KS
ILS Corp	St. Clares Hlth Svcs-Denville	Debra A. O’Brien	Denville	NJ
ILS Corp	St. Clares Hlth Svcs-Dover	Debra A. O’Brien	Dover	NJ
ILS Corp	St. Dominic Health Services	Alan	Jackson	MS
ILS Corp	St. Elizabeth Medical Ctr Boston	Michael Casey	Brighton	MA
ILS Corp	St. Elizabeth Hospital	Barbara Noufer	Youngstown	OH
ILS Corp	St. Francis Hospital	Carrie	Beech Grove	IN
ILS Corp	St. Joseph Center for Outpatient Surg	Renee Bottorff	St. Joseph	MO
ILS Corp	St. Joseph Hospital	Cheryl Cashwell	Tampa	FL
ILS Corp	St. Joeseph Hospital WI	Jon Willi	Chippewa Falls	WI
ILS Corp	St. Joseph Medical Center	Lynn King	Polson	MT
ILS Corp	St. Joseph Mercy	Glenda or Henry M.	Hot Springs	AR
ILS Corp	St. Louis Spine Surgery Center	Tisha Hoofman	Creve Coeur	MO
ILS Corp	St. Luke’s Hospital		Phoenix	AZ
ILS Corp	St. Mary Mercy	Todd Fahr	Grand Rapids	MI
ILS Corp	St. Marys Hospital Decatur	Lisa Garner-Smith	Decatur	IL
ILS Corp	St. Marys Health System Inc.	Gregory B. Little	Knoxville	TN
ILS Corp	St. Marys Healthcare Systems	Cindy Hopkins	Athens	GA
ILS Corp	St. Mary’s Hospital	Robert Wilkins	Rogers	AR
ILS Corp	St. Mary’s Medical Center	Vincent Page	Long Beach	CA
ILS Corp	St. Mary’s Medical Center	Albert Duran	Apple Valley	CA
ILS Corp	St. Petersburg General Hosp	Robert Conroy	St. Petersburg	FL
ILS Corp	St. Rose Hospital	Carmen Laver	Hayward	CA
ILS Corp	St. Thomas Hospital	Rhonda Ross	Nashville	TN
ILS Corp	St. Thomas Surgicare	Kathy Massey	Nashville	TN
ILS Corp	St. Vincent Charity Hospital	Fran Varga	Cleveland	OH

Consignee	Hospital	Contact Name	City	State
ILS Corp	St. Vincent East	Theresa Tundal	Birmingham	AL
ILS Corp	St. Vincent Medical Center	Michelle Mallett	Toledo	OH
ILS Corp	St. Vincent’s Medical Center	Jacque Turner	Jacksonville	FL
ILS Corp	St. Vincent’s Medical Center	Laura Marguy	Bridgeport	CT
ILS Corp	Summit Surgery & Recovery	Tracey Peterson	Flagstaff	AZ
ILS Corp	Sun Coast Hospital	Orvie	Largo	FL
ILS Corp	Sunrise Hosp	Lana Arad	Las Vegas	NV
ILS Corp	SUNY Health Science Center	Tressa Krenzert	Syracuse	NY
ILS Corp	Surgery Center Central Florida	Robin Barnes	Sebring	FL
ILS Corp	Surgery Center of the Pacific	Rudy Grimaldo	Santa Monica	CA
ILS Corp	Surgical Center at Cedar Knolls	David Christel	Cedar Knolls	NJ
ILS Corp	Surgery Center of Middle TN	Rachel Hall	Columbia	TN
ILS Corp	Surgical Hospital of Oklahoma	Wes Burks	Oklahoma City	OK
ILS Corp	Surgical Specialty Hosp of AZ	Michael Cox	Phoenix	AZ
ILS Corp	Sutter General Hospital	Robin Just	Sacramento	CA
ILS Corp	Sycamore Hospital	Cherie Leggett	Miamisburg	OH
ILS Corp	Tahlequah City Hospital	Brenda Evens	Tahlequah	Ok
ILS Corp	Tampa General Hospital	Millie Good	Tampa	FL
ILS Corp	Tanner Medical Center	Brenda	Carrollton	GA
ILS Corp	Tech Regional Med Ctr	Tammy Clements	Morgan City	LA
ILS Corp	Terrebonne General Med Ctr	Katina	Houma	LA
ILS Corp	The Brooklyn Hospital	F. Medrano	Brooklyn	FL
ILS Corp	Thomas Memorial	Kim Conner	ChaCJ SEeston	WV
ILS Corp	Three Gables Surgery Center	Mark Kinnon	Proctorville	OH
ILS Corp	Torrance Surgery Center	Aldo Beltran	Torrance	CA
ILS Corp	Total Surgery Center	Peggy Kiefer	Naples	FL
ILS Corp	Trophy Club Med Ctr	Paula Losasso	Trophy Club	TX
ILS Corp	Tulane Medical Center	Sue Walker	New OCJ SEeans	LA
ILS Corp	Tucson Surgery Center		Tucson	AZ
ILS Corp	UC Davis	Patrick Lastowski	Sacramento	CA
ILS Corp	UK HealthCare-Good Sam (frmly Samaritan Hosp 20193)	Anne Wilson	Leington	KY

Consignee	Hospital	Contact Name	City	State
ILS Corp	University Hospital	David Feryanitz	Denver	CO
ILS Corp	University Medical Center		Lebanon	TN
ILS Corp	University of CA San Diego		San Diego	CA
ILS Corp	University of Kentucky	Paul Reister	Lexington	KY
ILS Corp	UPMC Northwest MC		Seneca	PA
ILS Corp	Upstate Medical University	Nick Nicotra	Syracuse	NY
ILS Corp	Upstate Orthopedics	John Keller	East Syracuse	NY
ILS Corp	USA Medical Center	Lisa Mestas	Mobile	AL
ILS Corp	VA Bay Pine Med Center	Wanda Clark	Bay Pine	FL
ILS Corp	VA Hospital of ColuGBia	LV Ingram	ColuGBia	SC
ILS Corp	Valley Care Med Center	Joseph Macias	Pleasanton	CA
ILS Corp	Vanderbilt Ortho Surg Ctr	Faye Dodson	Nashville	TN
ILS Corp	Via Christi RMC-St Francis Campus	Jerry Ellis	Wichita	KS
ILS Corp	Waterfront Surgery Center, LLC	Daniel	Homestead	PA
ILS Corp	Weirton Medical Center	Sherri Williams	Weirton	WV
ILS Corp	Wesley Medical Center	James Shows	Hattiesburg	MS
ILS Corp	Wesley Medical Center	Dallas Shaffer	WitGBita	KS
ILS Corp	West Florida Regional Med Ctr	Elaine Gimlin	Pensacola	FL
ILS Corp	Westmoreland Reg	Jessie Hickson	Greensburg	PA
ILS Corp	Williamsport Hospital	Howard Simpson	Williamsport	PA
ILS Corp	Woodwinds	Tricia Weisz	Woodbury	MN
ILS Corp	York Hospital	Mary Armstrong	York	PA

Item C. Leased Property; Bailees
III. List of consignments for OrthoBiologics distributor accounts

DESCRIPTION	CITY	STATE
3D Spinal Solutions, LLC	Pittsford	NY
Advanced Medical	St. Louis	MO
Alliance Medical, L.L.C.	Latrobe	PA
Atchley Ortho, L.L.C.	Durango	CO
Bluegrass Spine Assoc - OH	Austin	TX
Bluegrass Spine Assoc. - KY	Tampa	FL
Brooks Medical, LLC - A2061	Pompano	FL
Brooks Medical, LLC - A2071	Ann Arbor	MI
CCM Partners, L.L.C.	San Diego	CA
CCM Partners, LLC - Evansville	West Columbia	SC
CCM Partners, LLC - Ft. Wayne	Prairieville	LA
CCM Partners, LLC - Indianapol	West Columbia	SC
CCM Partners, LLC - MI	Austin	TX
CCM Partners, LLC - OH	San Francisco	CA
CK Orthopaedics, Inc.	Rockledge	FL
Core Medical, LLC - OH	St. Louis	MO
Del TX LLC	Fishers	IN
Del TX-MS, LLC	Austin	TX
Dryan Medical, LLC	St. Louis	MO
DTM Medical Inc	Fishers	IN
Encore South East & Assoc. LLC	Fishers	IN
Ethical Medical, L.L.C.	Fishers	IN
F & F Ventures, Inc.	North Caldwell	NJ
GAP Medical, LLC	Bourbonnais	IL
Genesis Associates	St. Louis	MO
I.M. Hipp, Inc.	Maple Grove	MN
MAB Surgical, LLC	Atlanta	GA
MacLean Surgical, Inc.	Bourbonnais	IL

DESCRIPTION	CITY	STATE
Mark Starring and Assoc., Inc	Omaha	NE
MedCOR Professionals, Inc.	Birmingham	AL
Medical Excellence SW, Inc-AZ	Westerville	OH
Medlink Inc.	Boise	ID
MedTrex Inc	North Caldwell	NJ
Medtrex Surg and Orthobiologic	Scottsdale	AZ
Mitts Medical, Inc. A2044	Fishers	IN
Mitts Medical, Inc. A2047	Birmingham	AL
Moore Medical Solutions, LLC	Prospect	KY
Operating Room Specialty, LLC	Prospect	KY
Ortho Endeavors, Inc.	Annapolis	MD
OSS - Central Texas	La Verne	CA
OSS - Dallas Fort Worth	Dakota Dunes	SD
OSS - Houston	Madison	MS
P.A.N.D.A Global Med Supply	Durango	CO
Peak Medical	Fayetteville	NY
Precision Orthopedics	Salem	NH
Quest Orthopedics, LLC	Beaverton	OR
Quest Orthopedics, LLC-PA	Huntsville	UT
RAM Surgical Solutions, Inc.	Greenville	DE
Red Mountain Surgical	Honolulu	HI
Red Mountain Surgical - CO	North Attleboro	MA
Rehab Specialists, Inc.	Las Vegas	NV
RM Strategy, L.L.C.	Los Angeles	CA
Rose & Associates, Inc.	Pickett	WI
Seacoast Surgical	Nashville	TN
Spectra Surgical Supply, Inc	Phoenix	AZ
Summit Surgical, Inc.	Little Rock	AR
Summit Surgical, Inc.	Bryant	AR
Summit Surgical, Inc.	Lakewood	CO
Surgical Solutions	Lakewood	CO
Ten30, Inc.	Lakewood	CO

DESCRIPTION	CITY	STATE
TKO Surgical, Inc.	El Paso	TX
TriMedix, Inc.	Tuscon	AZ
Trinity Medical, Inc.	Tucson	AZ
Trinity Orthopedic & Spine	Muskego	WI
Undefeated, LLC	Fishers	IN
Valley Surgical	Prairieville	LA
West Coast Spine & Ortho	Little Rock	AR
Whitman & Associates — KS	Metairie	LA
Whitman & Associates A1022	Virginia Beach	VA
Whitman & Associates A2036	South Burlington	VT
Whitman & Associates A2037	East Petersburg	PA
Wild Country Surgical, Inc.	Scottsdale	AZ
Y2K Spine, LLC	Scarborough	ME
Zimmer Cook Associates Inc	Valley Village	CA
Zimmer InterMed	Shreveport	LA

Item C. Leased Property; Bailees
IV. List of consignments for Surgical Instruments

				Postal
Description	Address1	City	State	Code
OHIO STATE UNIVERSITY HOSPITAL & MEDICAL CENTER	452 W PENN ST	COLUMBUS	OH	43210
98152 Porter Medical Sales	86 OLIVER ST	ROCHESTER	NY	14607
HOSPITAL-Ransom Memorial Hospital	1301 S MAIN ST	OTTAWA	KS	66067-3537
LSU MEDICAL CENTER/SHREVEPORT	1541 KINGS HWY	SHREVEPORT	LA	71130
Springfield Hospital	190 W SPROUL RD	SPRINGFIELD	PA	19064
NAPLES COMMUNITY HOSPITAL	350 7TH ST N	NAPLES	FL	34102-5754
HOSPITAL-St. Lukes South Hospital	12300 METCALF AVE	OVERLAND PARK	KS	66213
MEDICAL COLLEGE OF PENNSYLVANIA	3300 HENRY AVE	PHILADELPHIA	PA	19129
CULLMAN REGIONAL MEDICAL CENTER	1912 ALABAMA HWY 157	CULLMAN	AL	35058
PARK RIDGE HOSPITAL	1555 LONG POND RD	ROCHESTER	NY	14626
VALLEY PRESBYTERIAN	15107 VANOWEN ST	VAN NUYS	CA	91405
KAISER PERM FNDN HOSP&MED CTR	4867 SUNSET BLVD	LOS ANGELES	CA	90027
BAPTIST MEDICAL SYSTEM	9601 I630 EXIT 7	LITTLE ROCK	AR	72205-7202
COX HEALTH SYSTEMS	3801 S NATIONAL AVE	SPRINGFIELD	MO	65807
NORTH CENTRAL BRONX HOSP	3424 KOSSUTH AVE	BRONX	NY	10467
ST VINCENT INFIRMARY MED	2 ST VINCENT CIR	LITTLE ROCK	AR	72205
BROOKWOOD MEDICAL CENTER	2010 BROOKWOOD MEDICAL CENTER DR	HOMEWOOD	AL	35209
FRESNO COMMUNITY HOSPITAL	2130 E ILLINOIS AVE	FRESNO	CA	93701
OAKWOOD MEDICAL CENTER	18101 OAKWOOD BLVD	DEARBORN	MI	48124
UNIVERSITY OF IOWA	200 HAWKINS DR	IOWA CITY	IA	52242-1007
St. Bernards Regional Medical Center	225 E JACKSON AVE	JONESBORO	AR	72401
POH MEDICAL CENTER	50 N PERRY ST	PONTIAC	MI	48342
TAYLOR HOSPITAL	175 E CHESTER PIKE	RIDLEY PARK	PA	19078
JACOBI MEDICAL CENTER	1400 PELHAM PKWY S	BRONX	NY	10461
HOSPITAL — HAHNEMANN HOSPITAL	1400 RACE ST	PHILADELPHIA	PA	19102

				Postal
Description	Address1	City	State	Code
ST CLAIR HOSPITAL	1000 BOWER HILL RD	PITTSBURGH	PA	15243
MEDICAL CENTER EAST	50 MEDICAL PARK E DR	BIRMINGHAM	AL	35235
EAST ALABAMA MEDICAL CENTER	2000 PEPPERELL PKWY	OPELIKA	AL	36801
ST LUKES HOSPITAL	512 S 11TH ST	BOISE	ID	83702
SOUTHERN NH REG MEDICAL CENTER	8 PROSPECT ST	NASHUA	NH	03060
ATLANTIC CITY MEDICAL CENTER	JIM LEEDS RD	POMONA	NJ	08240
Kennedy Memorial Hospital Cherry Hill	2201 CHAPEL AVE W	CHERRY HILL	NJ	08002
KENNEDY MEMORIAL HOSPITAL-STRATFORD DIVISION	18 E LAUREL RD STRATFORD DIVISION	STRATFORD	NJ	08084
HOSPITAL-Kennedy Hospital-Washington Division	435 HURFFVILLE CROSSKEYS RD WASHINGTON DIV	TURNERSVILLE	NJ	08012
UNDERWOOD HOSPITAL	509 N BROAD ST	WOODBURY	NJ	08096-7359
Crozer Chester Hospital	1 MED CTR BLVD	UPLAND	PA	19013
PHOENIXVILLE HOSPITAL	140 NUTT RD	PHOENIXVILLE	PA	19460
HOSPITAL — ACCT # 80036 UNION MEMORIAL HOSP	201 E UNIVERSITY PKWY	BALTIMORE	MD	21218
LENOIR MEMORIAL HOSPITAL	100 AIRPORT RD	KINSTON	NC	28501
PHOEBE PUTNEY MEMORIAL HOSP	1008 N MONROE ST	ALBANY	GA	31701-1904
EGLESTON CHILDRENS HEALTHCARE — acct# 80193	1405 CLIFTON RD NE	ATLANTA	GA	30322
Floyd Medical Center	304 TURNER MCCALL BLVD	ROME	GA	30165
74436-ROCKDALE HOSPITAL	1412 MILSTEAD AVE SE	CONYERS	GA	30012
HOSPITAL-Lakeland Regional Medical Center	1324 LAKELAND HILLS BLVD	LAKELAND	FL	33805
ST MARY’S MEDICAL CENTER	800 S WASHINGTON AVE	SAGINAW	MI	48601
Suburban Medical	4001 DUTCHMANS LN	LOUISVILLE	KY	40207
Baptist Memorial Health Care	6019 WALNUT GROVE RD	MEMPHIS	TN	38120
METHODIST HEALTHCARE — MEMPHIS	7691 POPLAR AVE	GERMANTOWN	TN	38138
FORREST COUNTY GENERAL HOSPITAL	6051 US HWY 49	HATTIESBURG	MS	39401
HOSPITAL — Ocean Springs Hospital	3109 BIENVILLE BLVD	OCEAN SPRINGS	MS	39564
HOSPITAL-N. Central Methodist Ambulatory Surg Ctr	19010 STONE OAK PKWY	SAN ANTONIO	TX	78258
HOSPITAL FOR SPECIAL SURGERY	535 E 70TH ST	NEW YORK	NY	10021-4823
HOSPITAL — New England Baptist Hospital	125 PARKER HILL AVE	BOSTON	MA	02120
HOSPITAL — Virginia Regional MC	901 9TH ST N	VIRGINIA	MN	55792
ST FRANCIS HOSPITAL	2122 MANCHESTER EXPY	COLUMBUS	GA	31904
PROVIDENCE HOSPITAL	6801 AIRPORT BLVD	MOBILE	AL	36608
GRADY MEMORIAL HOSPITAL	80 BUTLER ST SE	ATLANTA	GA	30336
Lakewood Ranch Medical Center	8330 LAKEWOOD RANCH BLVD	BRADENTON	FL	34202
HOSPITAL — KAISER FOUNDATION HOSP	2295 VINEYARD AVE	ONTARIO	CA	91761
HOSPITAL-University of Miami	1400 NW 12TH AVE	MIAMI	FL	33136
UNIVERSITY OF COLORADO HOSPITAL	4200 E 9TH AVE	DENVER	CO	80262

EXHIBIT A-1
to
Security Agreement
FORM OF ACCOUNT CONTROL AGREEMENT
ACCOUNT CONTROL AGREEMENT
(Securities Accounts and Deposit Accounts)
This ACCOUNT CONTROL AGREEMENT, dated as of  _____ __,  _____  (this “Agreement”), among INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), the affiliates of the Borrower identified as “Grantors” on the signature page of this Agreement (the Borrower and such affiliates are each referred to herein, individually, as a “Grantor” and, collectively, as the “Grantors”), BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Security Agreement referred to below), and [NAME OF SECURITIES INTERMEDIARY] (the “Securities Intermediary”).
W I T N E S S E T H:
WHEREAS, pursuant to an Amended and Restated Security Agreement dated as of August 10, 2010 (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors and the Administrative Agent and in order to obtain the benefits referred to therein, each Grantor has granted to the Administrative Agent a security interest in, among other things, each Account (as defined below) of such Grantor, all funds deposited to such Account, all financial assets (as defined in the Uniform Commercial Code as from time to time in effect in the State of New York) maintained in such Account, all proceeds thereof and distributions in connection therewith (collectively, the “Collateral”);
WHEREAS, each Grantor has agreed with the Administrative Agent to maintain subject to the provisions of the Security Agreement each demand, time, savings, passbook or similar account of such Grantor maintained with the Securities Intermediary (each a “Deposit Account”) and each securities account of such Grantor maintained with the Securities Intermediary (each a “Securities Account”; each Deposit Account and each Securities Account is referred to herein, individually, as an “Account” and, collectively, as the “Accounts”), each of which is described opposite the name of such Grantor on Schedule 1 hereto; and
WHEREAS, each Grantor, the Administrative Agent and the Securities Intermediary are entering into this Agreement to provide that the Administrative Agent shall have the right to exercise exclusive control over the Accounts and all amounts and financial assets maintained therein as herein provided at any time after the occurrence and during the continuance of an Event of Default (as defined in the Security Agreement);
Form of Account Control Agreement
(Securities Accounts and Deposit Accounts)

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, each Grantor, the Administrative Agent and the Securities Intermediary agree as follows:
1. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
“Account Agreement” means, with respect to each Account of a Grantor, the agreement in respect of such Account between such Grantor and the Securities Intermediary, as such agreement may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof and, except as provided in Section 11 hereof, with the prior written consent of the Administrative Agent.
“Activation Period” means the period commencing within a reasonable period of time not to exceed two Business Days after the Securities Intermediary’s receipt of the Notice and ending on the date the Notice is withdrawn or rescinded by a further written notice delivered by the Administrative Agent to the Securities Intermediary.
“Business Day” means each Monday through Friday, excluding any holiday on which the Securities Intermediary is customarily closed for business.
“Collateral Account” means an account controlled by the Administrative Agent as designated to the Securities Intermediary in the Notice or other written notice delivered to the Securities Intermediary by the Administrative Agent.
“Damages” is defined in Section 6(a).
“Grantors’ Agent” means the Borrower acting in its capacity as agent for itself and the other Grantors for purposes of administering this Agreement. Any notices delivered to the Grantors’ Agent hereunder shall be deemed to have been delivered to each Grantor.
“Notice” means written notice from Administrative Agent to the Securities Intermediary in the form of Attachment I hereto. The Administrative Agent shall also deliver a copy of each Notice to the Grantors’ Agent as and when delivered to the Securities Intermediary.
“Order” means any writ, levy, order or other similar judicial or regulatory order or process.
“Retained Balance” means, on any date, the aggregate of the available cash balances in all the Accounts on such date which is less than $5,000.
2. The Securities Intermediary is hereby authorized as follows:
(a) (i) Prior to the Activation Period the Securities Intermediary may follow the Securities Intermediary’s usual procedures as may be more particularly provided in the applicable Account Agreement in the event any Account or any check, draft or other order for payment of money or financial asset maintained therein should be or become the subject of any Order.
Form of Account Control Agreement
(Securities Accounts and Deposit Accounts)

(b) Prior to the Activation Period, the Securities Intermediary may permit each Grantor (i) to sell financial assets in any Account of such Grantor and invest the proceeds of such sales, as well as other funds in such Account in other financial assets, in each case as otherwise permitted pursuant to the applicable Account Agreement; provided, however, that until so sold or invested all such financial assets, proceeds thereof or other funds shall be maintained in such Account subject to the terms of this Agreement (and all property held by the Securities Intermediary for the account of a Grantor is, and will continue to be, credited to an Account of such Grantor until transferred as permitted by this Agreement); and (ii) to otherwise operate and transact business through any Account of such Grantor in its normal fashion, including making withdrawals from any such Account in accordance with the applicable Account Agreement. (Each Grantor confirms to the Administrative Agent that it will also operate each Account in accordance with any investment restrictions contained in the other Loan Documents (as defined in the Security Agreement)).
(c) During the Activation Period, the Securities Intermediary shall (i) transfer by wire transfer to the Collateral Account pursuant to the Administrative Agent’s instructions any collected and available cash credit balances in each Account each Business Day to the extent that the aggregate of the available cash credit balances in all the Accounts on such Business Day exceeds the Retained Balance and (ii) manage each Account and all financial assets and other items therein as the Administrative Agent may direct in writing from time to time (including using the Securities Intermediary’s best efforts to place or negotiate orders to sell securities in such Account and to transfer the proceeds of any such sale which are in excess of the Retained Balance to the Collateral Account). Funds are not available if, in the reasonable determination of Securities Intermediary, they are subject to an Order preventing their withdrawal. The Administrative Agent will give the Securities Intermediary sufficient advance written notice of any change in the instructions for Securities Intermediary to act upon such changes.
(d) During the Activation Period, (i) no Grantor shall have any right (and the Securities Intermediary will not permit any Grantor) to trade or in any manner withdraw or transfer any or all financial assets or credit balances in any Account and (ii) the Securities Intermediary shall not accept or honor any instructions from or on behalf of any Grantor in respect of any Account or any other Collateral.
(e) Each Grantor hereby irrevocably authorizes and instructs the Securities Intermediary to perform and comply with the terms of this Agreement.
(f) The Administrative Agent acknowledges and agrees that the Securities Intermediary has the right to charge each Account from time to time, as set forth in Section 4(a) of this Agreement, and that Administrative Agent has no right to the sums so withdrawn by the Securities Intermediary. During the Activation Period, the Administrative Agent and the Grantors agree that the Securities Intermediary has the right to apply the Retained Balance to pay the accrued and unpaid obligations of the Grantors pursuant to Sections 4(a), 4(b), 7(a), and 8 of this Agreement.
Form of Account Control Agreement
(Securities Accounts and Deposit Accounts)

3. The Securities Intermediary hereby represents and warrants, acknowledges and agrees, as follows:
(a) at all times during the Activation Period without further instructions from any Grantor it will comply with (i) all entitlement orders originated by the Administrative Agent in respect of the Accounts and all financial assets maintained therein, and (ii) all instructions originated by the Administrative Agent directing disposition of any funds maintained in any Account, in each case, which are delivered in accordance with Section 2(c) of this Agreement;
(b) at all times it will treat all cash, amounts, balances and other property maintained in any Account as a financial asset under Article 8 of the Uniform Commercial Code;
(c) it is the securities intermediary with respect to any property credited from time to time to each Account;
(d) at all times the location of the Bank and the location of each Account under this Agreement (and each Account Agreement) for all purposes of the Uniform Commercial Code shall be the State of New York;
(e) (i) it has been notified of the Administrative Agent’s security interest in the Accounts and the other Collateral granted by the Grantors under the Security Agreement;
(ii) it has recorded such security interest on its books and records;
(iii) as of the date hereof it has received no notice of any other security interest or any Order in respect of any Account or any other Collateral (except for the interest of the Securities Intermediary contemplated by this Agreement); and
(iv) it will advise the Administrative Agent in writing promptly following its receipt of notice of any such other security interest or Order;
(f) it will not advance margin or other credit against any Account or any other Collateral or hypothecate any financial assets or other items carried in any Account;
(g) it will not agree with any person or entity (other than a Grantor or the Administrative Agent) that it will comply (and it shall not comply) with any withdrawal, transfer, payment, or redemption instruction, or any other entitlement order or other order, from such other person or entity concerning any Account or any financial asset or other items therein; and
(h) it will not offset against any Account, except as permitted under Section 4(a) of this Agreement.
Form of Account Control Agreement
(Securities Accounts and Deposit Accounts)

4. (a) The Securities Intermediary may charge each Account of any Grantor for all returned checks of such Grantor, all service charges, and other fees and charges associated with such Account as provided in the applicable Account Agreement and all other amounts due to the Securities Intermediary from any Grantor under Sections 4(b), 7(a) and 8 of this Agreement.
(b) If the balances in any Account of any Grantor are not sufficient to compensate the Securities Intermediary for any fees or charges due to the Securities Intermediary under the applicable Account Agreement in respect of such Account or any other amounts due to the Securities Intermediary pursuant to Sections 7(a) and 8 of this Agreement, each Grantor jointly and severally agrees to pay Securities Intermediary on demand the amount due Securities Intermediary. A Grantor will have breached this Agreement if such Grantor has not paid the Securities Intermediary, within 30 days after any such demand, the amount due Securities Intermediary.
(c) If the Grantors have breached their obligations to the Securities Intermediary pursuant to Section 4(b) of this Agreement at any time during the Activation Period, then the Administrative Agent shall pay the Securities Intermediary (i) the amount of any unpaid fees or other charges in respect to any Account under the applicable Account Agreement incurred during the Activation Period and (ii) if any amount in respect any returned check, draft or other order for payment shall have been transferred by the Securities Intermediary to the Administrative Agent during the Activation Period pursuant to Section 2(c) of this Agreement, the amount in respect of any such returned item so received by the Administrative Agent. The Administrative Agent will have breached this Agreement if the Administrative Agent has not paid any such amount to the Securities Intermediary within 30 days after any such demand.
5. Termination of this Agreement shall be as follows:
(a) (i) The Securities Intermediary may terminate this Agreement upon 30 days’ prior written notice to the Administrative Agent and the Grantors’ Agent.
(ii) The Administrative Agent may terminate this Agreement upon 30 days’ prior written notice to the Grantors’ Agent and the Securities Intermediary.
(iii) The Grantors may not terminate this Agreement except with the prior written consent of the Administrative Agent and upon 30 days’ prior written notice to the Securities Intermediary.
(b) Notwithstanding subsection 5(a), the Securities Intermediary may terminate this Agreement upon 10 Business Days’ prior written notice to the Grantors’ Agent and the Administrative Agent if: (i) any Grantor or the Administrative Agent breaches any of the terms of this Agreement; (ii) any Grantor breaches any other agreement with the Securities Intermediary or any agreement involving the borrowing of money or extension of credit; (iii) any Grantor liquidates, dissolves, merges with or into or consolidates with another entity or sells, leases or disposes of a substantial portion of its business or assets; (iv) any Grantor terminates its business, fails generally or admits in writing its inability to pay its debts as they become due; any bankruptcy, reorganization, arrangement, insolvency, dissolution or similar proceeding is instituted with respect to such Grantor; any Grantor makes any assignment for the benefit of creditors or enters into any composition with creditors or takes any action in furtherance of any of the foregoing; or (v) any material adverse change occurs in any Grantor’s financial condition, results of operations or ability to perform its obligations under this Agreement. Grantors’ Agent shall promptly give written notice to Securities Intermediary of the occurrence of any of the foregoing events.
Form of Account Control Agreement
(Securities Accounts and Deposit Accounts)

(c) Upon any termination of this Agreement, the Securities Intermediary shall close each Account and transfer all funds, financial assets and other items in the Accounts (i) if during the Activation Period, to the Collateral Account designated in writing by the Administrative Agent to the Securities Intermediary pursuant to Section 2(c) (or otherwise) and (ii) at all other times, as directed by the Grantors’ Agent in writing with a copy to the Administrative Agent.
6. (a) The Securities Intermediary will not be liable to any Grantor or the Administrative Agent for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to its performance under this Agreement other than those Damages which result directly from its acts or omissions constituting negligence.
(b) In no event will the Securities Intermediary be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits.
(c) The Securities Intermediary will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Securities Intermediary, if (i) such failure or delay is caused by circumstances beyond Securities Intermediary’s reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or act, negligence or default of any Grantor or Administrative Agent or (ii) such failure or delay resulted from Securities Intermediary’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.
(d) The Securities Intermediary shall not be held responsible for (i) any decline in the market value of the Collateral or the failure to notify any Grantor or the Administrative Agent thereof or (ii) the failure to take any action with respect to the Collateral, except as expressly provided in this Agreement.
(e) Except with respect to obligations and duties expressly provided in this Agreement, this Agreement shall not impose or create any obligations or duties upon the Securities Intermediary that are greater than or in addition to those provided in the Account Agreements.
(f) The Securities Intermediary may act upon any instrument or other writing believed by it in good faith to be genuine and to have been signed or presented by a person purporting to be an authorized officer of a Grantor or the Administrative Agent, as the case may be.
Form of Account Control Agreement
(Securities Accounts and Deposit Accounts)

(g) If in doubt as to its duties and responsibilities hereunder, the Securities Intermediary may consult with counsel of its choice and shall be protected in any action taken or omitted to be taken in connection with the advice or opinion of such counsel.
7. (a) Each Grantor shall jointly and severally indemnify Securities Intermediary against, and hold it harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to reasonable attorneys’ fees and expenses incurred in enforcing this Agreement) in any way arising out of or relating to disputes or legal actions concerning this Agreement. This section does not apply to any cost or damage attributable to the gross negligence or intentional misconduct of Securities Intermediary. Grantors’ obligations under this section shall survive termination of this Agreement.
(b) To the extent the Grantors shall fail to fully indemnify the Securities Intermediary pursuant to Section 7(a) of this Agreement, the Administrative Agent shall indemnify the Securities Intermediary against, and hold it harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to reasonable attorneys’ fees and expenses incurred in enforcing this Section 7(b)) in any way arising out of or relating to the Securities Intermediary complying with instructions or requests of the Administrative Agent during the Activation Period. This section does not apply to any cost or damage attributable to the gross negligence or intentional misconduct of Securities Intermediary. The Administrative Agent’s obligations under this section shall survive termination of this Agreement.
8. Each Grantor agrees to pay to the Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and reasonable attorneys’ fees and expenses incurred by Securities Intermediary in connection with the enforcement of this Agreement and any instrument or agreement required hereunder, including but not limited to any such reasonable costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Securities Intermediary’s rights hereunder in a case arising under Title 11, United States Code. Each Grantor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all costs, expenses and reasonable attorneys’ fees and expenses incurred by Securities Intermediary in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder).
9. Each Grantor represents and warrants that: (a) this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation subject to bankruptcy laws and equitable principles; (b) the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (i) constitute or result in a breach of its certificate or articles of incorporation, by-laws or partnership agreement, as applicable, or the provisions of any material contract to which it is a party or by which it is bound or (ii) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; (c) all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained; and (d) it has not assigned or granted a security interest in any Account or any other Collateral, except to Administrative Agent and the Securities Intermediary as contemplated by this Agreement and the applicable Account Agreement.
Form of Account Control Agreement
(Securities Accounts and Deposit Accounts)

10. In addition to the original statements, which will be provided to Grantors’ Agent on behalf of the applicable Grantor, Securities Intermediary will provide Administrative Agent with a duplicate statement and such other account information reasonably requested by Administrative Agent relative to any Account and the financial assets and credit balances therein. Each Grantor authorizes Securities Intermediary to provide any account information requested by Administrative Agent.
11. This Agreement may be amended only by a writing signed by each Grantor, Administrative Agent and Securities Intermediary; except that prior to the Activation Period Securities Intermediary’s charges pursuant to each Account Agreement are subject to change by Securities Intermediary upon 30 days’ prior written notice to Grantors’ Agent, with a copy to the Administrative Agent.
12. This Agreement may be executed in counterparts; all such counterparts shall constitute but one and the same agreement.
13. Any written notice or other written communication to be given to each party under this Agreement shall be addressed to the person at the address set forth on the signature page of this Agreement or to such other person or address as a party may specify in writing. Except as otherwise expressly provided herein, any such notice shall be effective upon receipt.
14. This Agreement controls in the event of any conflict between this Agreement and any other document or written or oral statement. This Agreement supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.
15. No Grantor or the Administrative Agent may assign any of its rights under this Agreement without the prior written consent of Securities Intermediary.
16. Nothing contained in the Agreement shall create any agency, fiduciary, joint venture or partnership relationship between any Grantor, Administrative Agent and Securities Intermediary.
17. This Agreement shall be interpreted in accordance with New York law.
[Signatures follow.]
Form of Account Control Agreement
(Securities Accounts and Deposit Accounts)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION (“Grantor”)	Address for notices to any Grantor: c/o Integra LifeSciences Holdings Corporation

By:	Attention:

Name:	Telephone:
Title:	Facsimile:

[NAME OF OTHER GRANTOR] (“Grantor”)

By:

Name:
Title:

BANK OF AMERICA, N.A.,	Address for notices to Administrative Agent:
as Administrative Agent
(“Administrative Agent”)

By:	Attention:

Name:	Telephone:
Title:	Facsimile:

[NAME OF SECURITIES INTERMEDIARY]	Address for notices to Securities Intermediary:
(“Securities Intermediary”)

By:

Name: Title:	Attention Telephone:
Facsimile:
Signature Page
Account Control Agreement
(Securities Accounts and Deposit Accounts)

ATTACHMENT I
Account Control Agreement
[Letterhead of Bank of America, N.A.]
as Administrative Agent]

To:	[Name of Securities Intermediary]

Attention:
Re: Integra LifeSciences Holdings Corporation
Ladies and Gentlemen:
Reference is made to the Account Control Agreement dated as of _____ ___, _____ (the “Agreement”), among Integra LifeSciences Holdings Corporation and certain of its subsidiaries, the undersigned and you regarding the accounts (the “Accounts”) described in Schedule 1 hereto. In accordance with Section 2 of the Agreement, we hereby give you notice of our exercise of control of each Account and we hereby instruct you to transfer all collected and available credit balances maintained therein which are in excess of the Retained Balance (as defined in the Agreement) to the following account:

Name:	Bank of America, N.A.
Location:
ABA No.:
Account No:
Reference:	Bank of America, N.A.,
as Administrative Agent/
Integra LifeSciences Holdings Corporation
Collateral Account
or otherwise in accordance with Administrative Agent’s instructions.

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

SCHEDULE 1
to
ACCOUNT CONTROL AGREEMENT

Securities Intermediary
Name and Address
for Account (if different
Grantor	from notice address)	Account Name	Account Number

EXHIBIT A-2
to
Security Agreement
FORM OF ACCOUNT CONTROL AGREEMENT
ACCOUNT CONTROL AGREEMENT
(Deposit Accounts Only)
This ACCOUNT CONTROL AGREEMENT, dated as of _____ ___, _____ (this “Agreement”), among INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), the affiliates of the Borrower identified as “Grantors” on the signature page of this Agreement (the Borrower and such affiliates are each referred to herein, individually, as a “Grantor” and, collectively, as the “Grantors”), BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Security Agreement referred to below), and [NAME OF BANK] (the “Bank”).
W I T N E S S E T H:
WHEREAS, pursuant to an Amended and Restated Security Agreement dated as of August 10, 2010 (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors and the Administrative Agent and in order to obtain the benefits referred to therein, each Grantor has granted to the Administrative Agent a security interest in, among other things, each Account (as defined below) of such Grantor, all funds deposited to such Account, all financial assets (as defined in the Uniform Commercial Code as from time to time in effect in the State of New York) maintained in such Account, all proceeds thereof and distributions in connection therewith (collectively, the “Collateral”);
WHEREAS, each Grantor has agreed with the Administrative Agent to maintain subject to the provisions of the Security Agreement each demand, time, savings, passbook or similar account of such Grantor maintained with the Bank (each a “Deposit Account”; each Deposit Account is referred to herein, individually, as an “Account” and, collectively, as the “Accounts”), each of which is described opposite the name of such Grantor on Schedule 1 hereto; and
WHEREAS, each Grantor, the Administrative Agent and the Bank are entering into this Agreement to provide that the Administrative Agent shall have the right to exercise exclusive control over the Accounts and all amounts and financial assets maintained therein as herein provided at any time after the occurrence and during the continuance of an Event of Default (as defined in the Security Agreement);
Form of Account Control Agreement
(Deposit Accounts Only)

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, each Grantor, the Administrative Agent and the Bank agree as follows:
1. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
“Account Agreement” means, with respect to each Account of a Grantor, the agreement in respect of such Account between such Grantor and the Bank, as such agreement may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof and, except as provided in Section 11 hereof, with the prior written consent of the Administrative Agent.
“Activation Period” means the period commencing within a reasonable period of time not to exceed two Business Days after the Bank’s receipt of the Notice and ending on the date the Notice is withdrawn or rescinded by a further written notice delivered by the Administrative Agent to the Bank.
“Business Day” means each Monday through Friday, excluding any holiday on which the Bank is customarily closed for business.
“Collateral Account” means an account controlled by the Administrative Agent as designated to the Bank in the Notice or other written notice delivered to the Bank by the Administrative Agent.
“Damages” is defined in Section 6(a).
“Grantors’ Agent” means the Borrower acting in its capacity as agent for itself and the other Grantors for purposes of administering this Agreement. Any notices delivered to the Grantors’ Agent hereunder shall be deemed to have been delivered to each Grantor.
“Notice” means written notice from Administrative Agent to the Bank in the form of Attachment I hereto. The Administrative Agent shall also deliver a copy of each Notice to the Grantors’ Agent as and when delivered to the Bank.
“Order” means any writ, levy, order or other similar judicial or regulatory order or process.
“Retained Balance” means, on any date, the aggregate of the available cash balances in all the Accounts on such date which is less than $5,000.
2. The Bank is hereby authorized as follows:
(a) Prior to the Activation Period, the Bank may follow the Bank’s usual procedures as may be more particularly provided in the applicable Account Agreement in the event any Account or any check, draft or other order for payment of money maintained therein should be or become the subject of an Order.
(b) Prior to the Activation Period, the Bank may permit each Grantor to operate and transact business through any Account of such Grantor in its normal fashion, including making withdrawals from any such Account in accordance with the applicable Account Agreement.
Form of Account Control Agreement
(Deposit Accounts Only)

(c) During the Activation Period, the Bank shall (i) transfer by wire transfer to the Collateral Account pursuant to the Administrative Agent’s instructions any collected and available cash credit balances in each Account each Business Day to the extent that the aggregate of the available cash credit balances in all the Accounts on such Business Day exceeds the Retained Balance and (ii) manage each Account as the Administrative Agent may direct in writing from time to time. Funds are not available if, in the reasonable determination of Bank, they are subject to an Order preventing their withdrawal. The Administrative Agent will give the Bank sufficient advance written notice of any change in the instructions for Bank to act upon such changes.
(d) During the Activation Period, the Bank shall not accept or honor any instructions from or on behalf of any Grantor in respect of any Account or any other Collateral.
(e) Each Grantor hereby irrevocably authorizes and instructs the Bank to perform and comply with the terms of this Agreement.
(f) The Administrative Agent acknowledges and agrees that the Bank has the right to charge each Account from time to time, as set forth in Section 4(a) of this Agreement, and that Administrative Agent has no right to the sums so withdrawn by the Bank. During the Activation Period, the Administrative Agent and the Grantors agree that the Bank has the right to apply the Retained Balance to pay the accrued and unpaid obligations of the Grantors pursuant to Sections 4(a), 4(b), 7(a), and 8 of this Agreement.
3. The Bank hereby represents and warrants, acknowledges and agrees, as follows:
(a) at all times during the Activation Period without further instructions from any Grantor it will comply with all instructions originated by the Administrative Agent directing disposition of any funds maintained in any Account, in each case, which are delivered in accordance with Section 2(c) of this Agreement;
(b) at all times the location of the Bank and the location of each Account under this Agreement (and each Account Agreement) for all purposes of the Uniform Commercial Code shall be the State of New York;
(c) (i) it has been notified of the Administrative Agent’s security interest in the Accounts and the other Collateral granted by the Grantors under the Security Agreement;
(ii) it has recorded such security interest on its books and records;
Form of Account Control Agreement
(Deposit Accounts Only)

(iii) as of the date hereof it has received no notice of any other security interest or any Order in respect of any Account or any other Collateral (except for the interest of the Bank contemplated by this Agreement); and
(iv) it will advise the Administrative Agent in writing promptly following its receipt of notice of any such other security interest or Order;
(d) it will not advance any credit against any Account or any Collateral in any Account;
(e) it will not agree with any person or entity (other than a Grantor or the Administrative Agent) that it will comply (and it shall not comply) with any withdrawal, transfer, payment, or redemption instruction or other order, from such other person or entity concerning any Account; and
(f) it will not offset against any Account, except as permitted under Section 4(a) of this Agreement.
4. (a) The Bank may charge each Account of any Grantor for all returned checks of such Grantor, all service charges, and other fees and charges associated with such Account as provided in the applicable Account Agreement and all other amounts due to the Bank from any Grantor under Sections 4(b), 7(a) and 8 of this Agreement.
(b) If the balances in any Account of any Grantor are not sufficient to compensate the Bank for any fees or charges due to the Bank under the applicable Account Agreement in respect of such Account or any other amounts due to the Bank pursuant to Sections 7(a) and 8 of this Agreement, each Grantor jointly and severally agrees to pay Bank on demand the amount due Bank. A Grantor will have breached this Agreement if such Grantor has not paid the Bank, within 30 days after any such demand, the amount due Bank.
(c) If the Grantors have breached their obligations to the Bank pursuant to Section 4(b) of this Agreement at any time during the Activation Period, then the Administrative Agent shall pay the Bank (i) the amount of any unpaid fees or other charges in respect to any Account under the applicable Account Agreement incurred during the Activation Period and (ii) if any amount in respect any returned check, draft or other order for payment shall have been transferred by the Bank to the Administrative Agent during the Activation Period pursuant to Section 2(c) of this Agreement, the amount in respect of any such returned item so received by the Administrative Agent. The Administrative Agent will have breached this Agreement if the Administrative Agent has not paid any such amount to the Bank within 30 days after any such demand.
5. Termination of this Agreement shall be as follows:
(a) (i) The Bank may terminate this Agreement upon 30 days’ prior written notice to the Administrative Agent and the Grantors’ Agent.
Form of Account Control Agreement
(Deposit Accounts Only)

(ii) The Administrative Agent may terminate this Agreement upon 30 days’ prior written notice to the Grantors’ Agent and the Bank.
(iii) The Grantors may not terminate this Agreement except with the prior written consent of the Administrative Agent and upon 30 days’ prior written notice to the Bank.
(b) Notwithstanding subsection 5(a), the Bank may terminate this Agreement upon 10 Business Days’ prior written notice to the Grantors’ Agent and the Administrative Agent if: (i) any Grantor or the Administrative Agent breaches any of the terms of this Agreement; (ii) any Grantor breaches any other agreement with the Bank or any agreement involving the borrowing of money or extension of credit; (iii) any Grantor liquidates, dissolves, merges with or into or consolidates with another entity or sells, leases or disposes of a substantial portion of its business or assets; (iv) any Grantor terminates its business, fails generally or admits in writing its inability to pay its debts as they become due; any bankruptcy, reorganization, arrangement, insolvency, dissolution or similar proceeding is instituted with respect to such Grantor; any Grantor makes any assignment for the benefit of creditors or enters into any composition with creditors or takes any action in furtherance of any of the foregoing; or (v) any material adverse change occurs in any Grantor’s financial condition, results of operations or ability to perform its obligations under this Agreement. Grantors’ Agent shall promptly give written notice to Bank of the occurrence of any of the foregoing events.
(c) Upon any termination of this Agreement, the Bank shall close each Account and transfer all funds in the Accounts (i) if during the Activation Period, to the Collateral Account designated in writing by the Administrative Agent to the Bank pursuant to Section 2(c) (or otherwise) and (ii) at all other times, as directed by the Grantors’ Agent in writing with a copy to the Administrative Agent.
6. (a) The Bank will not be liable to any Grantor or the Administrative Agent for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to its performance under this Agreement other than those Damages which result directly from its acts or omissions constituting negligence.
(b) In no event will the Bank be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits.
(c) The Bank will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Bank, if (i) such failure or delay is caused by circumstances beyond Bank’s reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or act, negligence or default of any Grantor or Administrative Agent or (ii) such failure or delay resulted from Bank’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.
Form of Account Control Agreement
(Deposit Accounts Only)

(d) Except with respect to obligations and duties expressly provided in this Agreement, this Agreement shall not impose or create any obligations or duties upon the Bank that are greater than or in addition to those provided in the Account Agreements.
(e) The Bank may act upon any instrument or other writing believed by it in good faith to be genuine and to have been signed or presented by a person purporting to be an authorized officer of a Grantor or the Administrative Agent, as the case may be.
(f) If in doubt as to its duties and responsibilities hereunder, the Bank may consult with counsel of its choice and shall be protected in any action taken or omitted to be taken in connection with the advice or opinion of such counsel.
7. (a) Each Grantor shall jointly and severally indemnify Bank against, and hold it harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to reasonable attorneys’ fees and expenses incurred in enforcing this Agreement) in any way arising out of or relating to disputes or legal actions concerning this Agreement. This section does not apply to any cost or damage attributable to the gross negligence or intentional misconduct of Bank. Grantors’ obligations under this section shall survive termination of this Agreement.
(b) To the extent the Grantors shall fail to fully indemnify the Bank pursuant to Section 7(a) of this Agreement, the Administrative Agent shall indemnify the Bank against, and hold it harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to reasonable attorneys’ fees and expenses incurred in enforcing this Section 7(b)) in any way arising out of or relating to the Bank complying with instructions or requests of the Administrative Agent during the Activation Period. This section does not apply to any cost or damage attributable to the gross negligence or intentional misconduct of Bank. The Administrative Agent’s obligations under this section shall survive termination of this Agreement.
8. Each Grantor agrees to pay to the Bank, upon receipt of Bank’s invoice, all reasonable costs, expenses and reasonable attorneys’ fees and expenses incurred by Bank in connection with the enforcement of this Agreement and any instrument or agreement required hereunder, including but not limited to any such reasonable costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Bank’s rights hereunder in a case arising under Title 11, United States Code. Each Grantor agrees to pay Bank, upon receipt of Bank’s invoice, all costs, expenses and reasonable attorneys’ fees incurred by Bank in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder).
9. Each Grantor represents and warrants that: (a) this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation, subject to bankruptcy laws and equitable principles; (b) the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (i) constitute or result in a breach of its certificate or articles of incorporation, by-laws or partnership agreement, as applicable, or the provisions of any material contract to which it is a party or by which it is bound or (ii) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; (c) all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained; and (d) it has not assigned or granted a security interest in any Account or any other Collateral, except to Administrative Agent and the Bank as contemplated by this Agreement and the applicable Account Agreement.
Form of Account Control Agreement
(Deposit Accounts Only)

10. In addition to the original statements, which will be provided to Grantors’ Agent on behalf of the applicable Grantor, Bank will provide Administrative Agent with a duplicate statement and such other account information reasonably requested by Administrative Agent relative to any Account and credit balances therein. Each Grantor authorizes Bank to provide any account information requested by Administrative Agent.
11. This Agreement may be amended only by a writing signed by each Grantor, Administrative Agent and Bank; except that prior to the Activation Period Bank’s charges pursuant to each Account Agreement are subject to change by Bank upon 30 days’ prior written notice to Grantors’ Agent, with a copy to the Administrative Agent.
12. This Agreement may be executed in counterparts; all such counterparts shall constitute but one and the same agreement.
13. Any written notice or other written communication to be given to each party under this Agreement shall be addressed to the person at the address set forth on the signature page of this Agreement or to such other person or address as a party may specify in writing. Except as otherwise expressly provided herein, any such notice shall be effective upon receipt.
14. This Agreement controls in the event of any conflict between this Agreement and any other document or written or oral statement. This Agreement supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.
15. No Grantor or the Administrative Agent may assign any of its rights under this Agreement without the prior written consent of Bank.
16. Nothing contained in the Agreement shall create any agency, fiduciary, joint venture or partnership relationship between any Grantor, Administrative Agent and Bank.
17. This Agreement shall be interpreted in accordance with New York law.
[Signatures follow.]
Form of Account Control Agreement
(Deposit Accounts Only)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION (“Grantor”)		Address for notices to any Grantor: c/o Integra LifeSciences Holdings Corporation

By:
	Name:	Attention:
	Title:	Telephone:
Facsimile:

[NAME OF OTHER GRANTOR] (“Grantor”)

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”)		Address for notices to Administrative Agent:

By:		Attention:
	Name:	Telephone:
	Title:	Facsimile:

[NAME OF BANK] (“Bank”)		Address for notices to Bank:

By:		Attention
	Name:	Telephone:
	Title:	Facsimile:
Signature Page
Form of Account Control Agreement
(Deposit Accounts Only)

ATTACHMENT I
Account Control Agreement
[Letterhead of Bank of America, N.A.]
as Administrative Agent]

To:	[Name of Bank]

Attention:
Re:     Integra LifeSciences Holdings Corporation
Ladies and Gentlemen:
Reference is made to the Account Control Agreement dated as of _____ ___, _____ (the “Agreement”), among Integra LifeSciences Holdings Corporation and certain of its subsidiaries, the undersigned and you regarding the accounts (the “Accounts”) described in Schedule 1 hereto. In accordance with Section 2 of the Agreement, we hereby give you notice of our exercise of control of each Account and we hereby instruct you to transfer all collected and available credit balances maintained therein in excess of the Retained Balance (as defined in the Agreement) to the following account:

Name:	Bank of America, N.A.
Location:
ABA No.:
Account No:
Reference:	Bank of America, N.A.,
as Administrative Agent/ Integra LifeSciences Holdings Corporation Collateral Account
or otherwise in accordance with Administrative Agent’s instructions.

Very truly yours, BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

Signature Page
Account Control Agreement
(Deposit Accounts Only)

SCHEDULE 1
to
ACCOUNT CONTROL AGREEMENT

Bank Name and Address
for Account (if different
Grantor	from notice address)	Account Name	Account Number

EXHIBIT K
FORM OF
PERMITTED ACQUISITION CERTIFICATE

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of August 10, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The undersigned Responsible Officer hereby certifies, solely in his/her capacity as an officer of the Borrower, as of the date hereof that he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
1. The Acquisition (as described on Schedule 1 hereto) is a Permitted Acquisition.
2. The aggregate consideration (including cash and non-cash consideration (other than non-cash consideration in the form of Qualified Equity Interests issued by the Borrower in accordance with Section 7.02(l) but including the maximum amount of any earn-out or similar deferred payment that will or could become due as a result of such Acquisition)) for such Acquisition (or a series of related Acquisitions) is less than or equal to $250,000,000.
[Include the following paragraphs for Acquisitions in excess $50,000,000.]
3. After giving effect to the Acquisition on a Pro Forma Basis, the Borrower and its Consolidated Subsidiaries are in compliance with Section 7.17.
4. The calculations and analysis of Borrower’s and its Consolidated Subsidiaries’ compliance, on a Pro Forma Basis, with Section 7.17 set forth on Schedule 2 attached hereto, other than with respect to any Permitted Cost Savings, are true and accurate in all material respects on and as of the date of this Certificate. Any Permitted Cost Savings reflected on Schedule 2 are reasonably expected to be realized within twelve (12) months after the Acquisition.
5. The Permitted Cost Savings included in the calculations and analysis set forth on Schedule 2 attached hereto either (a) have been determined by the Company to be permitted to be included as pro forma adjustments under Regulation S-K or Regulation S-X or (b) are otherwise permitted under clause (b) of the definition of “Permitted Cost Savings” found in the Credit Agreement.

EXHIBIT K
6. The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date of hereof, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (ii) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (iii) such representations and warranties are subject to any additional items that will be disclosed on updated Schedules delivered on the next scheduled delivery date.
7. The Person to be acquired in the Acquisition, the location and type of operations and key management are described on Schedule 3 attached hereto except to the extent such information has been previously provided to the Administrative Agent.
[SIGNATURE PAGE FOLLOWS]

EXHIBIT K
IN WITNESS WHEREOF, the undersigned Responsible Officer has executed this Certificate solely in his/her capacity as an officer of the Borrower as of _____, _____.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION, a Delaware corporation

Name:
[Responsible Officer]

EXHIBIT K
Schedule 1
Description of Acquisition
[describe relevant Acquisition]

EXHIBIT K
Schedule 2
Calculations and Analysis
[attach pro forma covenant calculation, Permitted Cost Savings and compliance with tests under definition of Permitted Acquisition]

EXHIBIT K
Schedule 3
Additional Description
[describe Person to be acquired, location and type of operations and key management, if not previously provided]